As filed with the SEC on April 11, 2017 .	Registration No. 333‑112809
Registration No. 811-03974
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N‑6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post‑Effective Amendment No. 32

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 175

PRUCO LIFE OF NEW JERSEY
VARIABLE APPRECIABLE ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
800 778-2255
(Address and telephone number of principal executive offices)

Sean Bell
Vice President and Corporate Counsel
Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate space):

□	immediately upon filing pursuant to paragraph (b) of Rule 485
■	on May 1, 2017, pursuant to paragraph (b) of Rule 485
(date)
□	60 days after filing pursuant to paragraph (a)(1) of Rule 485
□	on pursuant to paragraph (a)(1) of Rule 485
(date)

■	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:
INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2017
PruLife® Custom Premier II (for Contracts issued on or after September 5, 2014*)
AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT ISSUED BY:
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY – PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102
TELEPHONE: (800) 944-8786
*The PruLife® Custom Premier II Contract (2014) is offered on or after September 5, 2014, under form number VUL-2014. A state and/or other code may follow the form number. Your Contract's form number is located in the lower-left hand corner of the first page of your Contract.
As of May 1, 2015, Pruco Life of New Jersey no longer offered these Contracts for sale.

This prospectus describes the PruLife® Custom Premier II Contract (2014) (the “Contract”) offered by Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", "us", "we", or "our"), a stock life insurance company. Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.
Please Read this Prospectus. Please read this prospectus before purchasing a PruLife® Custom Premier II (2014) variable universal life insurance Contract and keep it for future reference.
You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life of New Jersey Variable Appreciable Account (the “Account”). The Account offers a wide variety of Variable Investment Options from the firms listed below. The current summary prospectuses for the Variable Investment Options accompany this prospectus. These prospectuses contain important information about the Funds, including information about their investment objectives, fees, and investment advisers/subadvisers. Please read these prospectuses and keep them for reference.

•	Advanced Series Trust	•	Janus
•	American Century Investments®	•	JP Morgan
•	American Funds®	•	MFS®
•	Dreyfus	•	Neuberger Berman
•	Fidelity® Investments	•	Prudential
•	Franklin Templeton®	•	TOPS – The Optimized Portfolio System®
•	Hartford
For a complete list of the available Variable Investment Options, see The Funds.
You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, also referred to as fixed investment option, which pays a guaranteed interest rate. See The Fixed Rate Option.

In compliance with U.S. law, Pruco Life Insurance Company of New Jersey delivers this prospectus to Contract Owners that currently reside outside of the United States.
Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.
The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money. An investment in PruLife® Custom Premier II is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

TABLE OF CONTENTS

Page
SUMMARY OF CHARGES AND EXPENSES	4
SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	6
SUMMARY OF CONTRACT RISKS	8
SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	11
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS	11
CHARGES AND EXPENSES	18
PERSONS HAVING RIGHTS UNDER THE CONTRACT	21
OTHER GENERAL CONTRACT PROVISIONS	22
RIDERS	22
REQUIREMENTS FOR ISSUANCE OF A CONTRACT	28
PREMIUMS	28
DEATH BENEFITS	32
CONTRACT VALUES	35
LAPSE AND REINSTATEMENT	38
TAXES	38
DISTRIBUTION AND COMPENSATION	40
LEGAL PROCEEDINGS	41
FINANCIAL STATEMENTS	42
ADDITIONAL INFORMATION	42
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	42

Advanced Series Trust:
AST Balanced Asset Allocation Portfolio	Appendix 1
AST BlackRock Global Strategies Portfolio	Appendix 2
AST BlackRock Low Duration Bond Portfolio	Appendix 3
AST BlackRock/Loomis Sayles Bond Portfolio	Appendix 4
AST Cohen & Steers Realty Portfolio	Appendix 5
AST Goldman Sachs Mid-Cap Growth Portfolio	Appendix 6
AST Hotchkis & Wiley Large-Cap Value Portfolio	Appendix 7
AST International Value Portfolio	Appendix 8
AST J.P. Morgan International Equity Portfolio	Appendix 9
AST J.P. Morgan Strategic Opportunities Portfolio	Appendix 10
AST Loomis Sayles Large-Cap Growth Portfolio	Appendix 11
AST MFS Global Equity Portfolio	Appendix 12
AST MFS Growth Portfolio	Appendix 13
AST Preservation Asset Allocation Portfolio	Appendix 14
AST Small-Cap Growth Opportunities Portfolio	Appendix 15
AST Small-Cap Growth Portfolio	Appendix 16
AST Small-Cap Value Portfolio	Appendix 17
AST T. Rowe Price Large-Cap Growth Portfolio	Appendix 18
AST T. Rowe Price Large-Cap Value Portfolio	Appendix 19
AST T. Rowe Price Natural Resources Portfolio	Appendix 20
AST Templeton Global Bond Portfolio	Appendix 21
AST Wellington Management Hedged Equity Portfolio	Appendix 22

American Century Variable Portfolio, Inc.:
American Century VP Mid Cap Value Fund	Appendix 23

American Funds Insurance Series®:
American Funds Insurance Series® Growth Fund	Appendix 24
American Funds Insurance Series® Growth-Income Fund	Appendix 25
American Funds Insurance Series® International Fund	Appendix 26

Dreyfus:
Dreyfus Sustainable U.S. Equity Portfolio, Inc.	Appendix 27

Dreyfus Investment Portfolios:
Dreyfus MidCap Stock Portfolio	Appendix 28

Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio	Appendix 29
Fidelity® VIP Mid Cap Portfolio	Appendix 30

Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund	Appendix 31
Franklin Mutual Shares VIP Fund	Appendix 32
Templeton Growth VIP Fund	Appendix 33

Hartford HLS Series Fund II, Inc.:
Hartford Growth Opportunities HLS Fund	Appendix 34

Hartford Series Fund, Inc.:
Hartford Capital Appreciation HLS Fund	Appendix 35
Harford Disciplined Equity HLS Fund	Appendix 36
Harford Dividend and Growth HLS Fund	Appendix 37

Janus Aspen Series:
Janus Aspen Overseas Portfolio	Appendix 38

JPMorgan Insurance Trust:
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	Appendix 39

MFS® Variable Insurance Trust:
MFS® Total Return Bond Series	Appendix 40
MFS® Utilities Series	Appendix 41
MFS® Value Series	Appendix 42

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Socially Responsive Portfolio	Appendix 43

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 44
PSF Equity Portfolio	Appendix 45
PSF Global Portfolio	Appendix 46
PSF Government Money Market Portfolio	Appendix 47
PSF High Yield Bond Portfolio	Appendix 48
PSF Jennison 20/20 Focus Portfolio	Appendix 49
PSF Jennison Portfolio	Appendix 50
PSF Natural Resources Portfolio	Appendix 51
PSF Small Capitalization Stock Portfolio	Appendix 52
PSF SP International Growth Portfolio	Appendix 53
PSF SP Prudential U.S. Emerging Growth Portfolio	Appendix 54
PSF SP Small-Cap Value Portfolio	Appendix 55
PSF Stock Index Portfolio	Appendix 56
PSF Value Portfolio	Appendix 57

TOPS - The Optimized Portfolio System®:
TOPS® Aggressive Growth ETF Portfolio	Appendix 58
TOPS® Balanced ETF Portfolio	Appendix 59
TOPS® Conservative ETF Portfolio	Appendix 60
TOPS® Growth ETF Portfolio	Appendix 61
TOPS® Managed Risk Balanced ETF Portfolio	Appendix 62
TOPS® Managed Risk Growth ETF Portfolio	Appendix 63
TOPS® Managed Risk Moderate Growth ETF Portfolio	Appendix 64
TOPS® Moderate Growth ETF Portfolio	Appendix 65

SUMMARY OF CHARGES AND EXPENSES
Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.
Expenses other than Portfolio Expenses
The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract. Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables. For more information about fees and expenses, see CHARGES AND EXPENSES.
The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Table 1: Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Charge on Premiums (load)	Deducted from premium payments.	6%
Premium Based Administrative Charge	Deducted from premium payments.	7.5%
Surrender Charge(1)
(Minimum and maximum percentage of first year Sales Load Target Premium excluding premiums for riders and extras.)
_____________
Initial surrender charge percentage for a representative Contract Owner: male, age 27
	Upon lapse, surrender, or decrease in Basic Insurance Amount.	45% to 100% _____________ 100%
Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25
Withdrawal fee	Upon withdrawal.	$25
Insurance Amount Decrease fee	Upon decrease in Basic Insurance Amount.	$25
BenefitAccess Rider fee	One time charge when the Terminal Illness Option of the rider is exercised.	$150
Living Needs BenefitSM Rider fee	When benefit is paid.	$150
Overloan Protection Rider fee (percentage of the Contract Fund amount)	One time charge upon exercising the rider benefit.	3.5%

(1)
The maximum surrender charge percentage of 100% applies to issue ages 0 to 48 in the early Contract durations. The percentage varies based on the issue age of the insured and duration. The percentage reduces to zero by the end of the 10th year. For some older ages, the duration is as short as 3 years. You may obtain more information about the particular surrender charge percentage that applies to you by contacting your Pruco Life of New Jersey representative. See Surrender Charges.

The second table describes the maximum Contract fees and expenses that you may pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

Table 2: Periodic Contract and Optional Rider Charges Other Than the Fund's Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount.
Minimum and maximum charge
per $1,000 of the net amount at risk.
_____________
Initial COI for a representative Contract Owner: male, age 27, Nonsmoker underwriting class with no ratings.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $.02 to $83.34(1)(2) _____________ $0.09
Mortality and Expense Risk charge (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.45%(3)

Additional Mortality charge for risk associated with certain health conditions, occupations, avocations, or aviation risks. (Flat extra per $1,000 of Basic Insurance Amount.)	Monthly	From $0.10 to $2.08(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.05% for preferred loans.
Administrative charge for Basic Insurance Amount
Minimum and maximum charge
(charge per $1,000 of Basic Insurance Amount plus a flat fee).
_____________
Initial charge for Basic Insurance Amount for a representative Contract Owner: male, age 27, Nonsmoker underwriting class.
(Charge per $1,000 of Basic Insurance Amount plus a flat fee.)
	Monthly	$0.07 to $1.53; plus $30 in the first Contract Year and $9 thereafter.(6) _____________ $0.09 plus $30
Accidental Death Benefit Rider(7)
Minimum and maximum charge per $1,000 of the coverage amount.
_____________
Accidental Death Benefit Rider charge for a representative Contract Owner: male, age 27, Nonsmoker underwriting class.
(Charge per $1,000 of the coverage amount.)
	Monthly	From $0.05 to $0.28(6) _____________ $0.06
BenefitAccess Rider (BAR)
Minimum and maximum charge per $1,000 of the net amount at risk.
_____________
Initial BAR COI for a representative Contract Owner: male, age 27, Preferred Best underwriting class, $500,000 Basic Insurance Amount.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $0.003 to $10.17(1) _____________ $0.005
Children Level Term Rider(7) (Charge per $1,000 of the coverage amount.)	Monthly	$0.42
Enhanced Disability Benefit Rider(7)(8)
Minimum and maximum charge
(percentage of the monthly benefit amount).
_____________
Enhanced Disability Benefit Rider charge for a representative Contract Owner: male, age , Nonsmoker underwriting class.
	Monthly	From 7.08% to 12.17%(6) _____________ 7.52%

(1)
The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification, as well as Basic Insurance Amount and Contract duration. The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life of New Jersey representative.

(2)
For example, the highest COI rate is for an insured who is a male/female age 120. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life of New Jersey representative.

(3)	The daily charge is based on the effective annual rate shown.

(4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount. The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life of New Jersey representative.

(5)
The net interest on loans reflects the net difference between a standard loan with an effective annual interest rate of 2% and an effective annual interest credit equal to 1%. Preferred loans are charged a lower effective annual interest rate. See Loans.

(6)
This charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life of New Jersey representative

(7)	Duration of the charge is limited. See CHARGES AND EXPENSES.

(8)
The monthly benefit amount is the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium (including premiums for riders and flat extras) and the total of all monthly deductions, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.

Fund Expenses
This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.32%	1.26%
SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS
Brief Description of the Contract
PruLife® Custom Premier II (2014) is a form of variable universal life insurance. A variable universal life insurance contract is a flexible form of life insurance. It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums. You may invest net premiums in one or more of the available Variable Investment Options or in the Fixed Rate Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed. There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease. The risk will be different, depending upon which investment options you choose. You bear the risk of any decrease. If you select the Fixed Rate Option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 1%. These amounts become part of our general account. The fulfillment of our guarantee is dependent on our claims paying ability. Transfers from the Fixed Rate Option may be restricted. The Contract is designed to be flexible to meet your specific life insurance needs. Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments. Some Contract forms, features and/or Variable Investment Options described in this prospectus may not be available through all brokers. The Contract form number for this Contract is VUL-2014. A state and/or other code may follow the form number. Your Contract's form number is located in the lower left hand corner on the first page of your Contract.
Types of Death Benefit Available Under the Contract
There are three types of Death Benefit available. You may choose a Contract with a Type A (fixed) Death Benefit under which the Death Benefit generally remains at the Basic Insurance Amount you initially chose. However, the Contract Fund (described below) may grow to a point where the Death Benefit may increase and vary with investment experience. If you choose a Contract with a Type B (variable) Death Benefit, your Death Benefit will vary with investment experience. For Contracts with Type A and Type B Death Benefits, as long as the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount shown in your Contract. If you choose a Contract with a Type C (return of premium) Death Benefit, the Death Benefit is generally equal to the Basic Insurance Amount plus the total premiums paid into the Contract, less withdrawals. The total premiums, less withdrawals, is not accumulated with interest. The Death Benefit on a Contract with a Type C Death Benefit is limited to the Basic Insurance Amount plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the Basic Insurance Amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.
Any type of Death Benefit, described above, may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.
You may change your Contract’s Death Benefit type after issue, however, if you choose a Contract with a Type A Death Benefit or Type B Death Benefit at issue, you will not be able to change to a Contract with a Type C Death Benefit thereafter. Also, if you change a Contract with a Type C Death Benefit to a Contract with a Type A Death Benefit or Type B Death Benefit after issue, you will not be able to change back to a Contract with a Type C Death Benefit. See Types of Death Benefit and Changing the Type of Death Benefit.
No-Lapse Guarantee Information
Your Contract includes a feature, at no additional charge, that provides a limited guarantee against lapse. If you pay one of the two No-Lapse Guarantee Premiums described below, we will guarantee that your Contract will not lapse for the corresponding No-Lapse Guarantee Period as a result of unfavorable investment performance or an increase in charges, and a Death Benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero. The No-Lapse Guarantee is based on your premium payments and is not a benefit you need to elect. Withdrawals and outstanding Contract loans may adversely affect the status of the No-Lapse Guarantee. See Withdrawals and Loans.
Generally there are two No-Lapse Guarantee Premiums and No-Lapse Guarantee Periods. The No-Lapse Guarantee Premiums vary by Basic Insurance Amount, Death Benefit type, issue age, sex, underwriting classification, and the amount of any additional, optional benefits selected. See No-Lapse Guarantee, PREMIUMS, and DEATH BENEFITS.

1.
All Contracts have a Short Term No-Lapse Guarantee period, which has a corresponding Short Term No-Lapse Guarantee Premium. A Contract with a Type C (return of premium) Death Benefit will only have a Short Term No-Lapse Guarantee available.

2.	All Contracts without a Type C (return of premium) Death Benefit have a second, longer Limited No-Lapse Guarantee period with a corresponding Limited No-Lapse Guarantee Premium.
Unless a No-Lapse Guarantee is in effect, the Contract will go into default if the Contract Fund less any Contract Debt and less any applicable surrender charges falls to zero or less. Your Pruco Life of New Jersey representative can tell you the premium amounts you will need to pay to maintain these guarantees.
The Contract Fund
Your Contract Fund value changes daily, reflecting: (1) increases or decreases in the value of the Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options. The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, the monthly deductions described under CHARGES AND EXPENSES, any withdrawals or accelerated benefits, and any added persistency credit. See Withdrawals, RIDERS, and Persistency Credit.
Premium Payments
You choose the timing and the amount of premium payments, with the exception of the minimum initial premium. All subsequent premium payments are subject to a minimum of $25 per payment. The Contract will remain in-force if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract Debt. Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse. However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% (“Accumulated Net Payments”) are at least equal to the amounts shown in the Table of No-Lapse Guarantee Values in your Contract Data pages, and there is no Contract Debt, we guarantee that your Contract will not lapse, even if investment experience is very unfavorable and the Contract Fund drops below zero. The length of time that the guarantee against lapse is available depends on your Contract's Death Benefit type. See PREMIUMS, No-Lapse Guarantee, and LAPSE AND REINSTATEMENT.
If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see Tax Treatment of Contract Benefits - Modified Endowment Contracts.
Allocation of Premium Payments
When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. See The Pruco Life of New Jersey Variable Appreciable Account and Allocation of Premiums.
On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium. During the 10 day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the money market investment option as of the end of the Valuation Period in which it is received in Good Order at the Payment Office. After the tenth day, these funds, adjusted for any investment results, will be transferred out of the money market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation. See Canceling the Contract.
The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions.
When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option. While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option. See BenefitAccess Rider.
Investment Choices
You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also allocate premiums to the Fixed Rate Option. See The Funds and The Fixed Rate Option. You may transfer money among your investment choices, subject to restrictions. See Transfers/Restrictions on Transfers.
We may add or remove Variable Investment Options in the future.
Decreasing the Basic Insurance Amount
Subject to certain limitations, you have the option of decreasing the Basic Insurance Amount of your Contract after the issue of the Contract. See Decreases in Basic Insurance Amount. A decrease in Basic Insurance Amount may result in a surrender charge. See Surrender Charges.
We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. In addition, if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. We may decline a decrease in the Basic Insurance Amount if the Contract Fund value is less than any applicable partial surrender charges.
No administrative processing charge is currently being made in connection with a decrease in Basic Insurance Amount. However, we reserve the right to charge such a fee in an amount of up to $25. See CHARGES AND EXPENSES.

A decrease in the Basic Insurance Amount is not allowed while receiving Benefit Payments under the BenefitAccess Rider. See BenefitAccess Rider.
Access to Contract Values
A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charge) while the insured is living. To surrender a Contract, we may require you to deliver or mail the Contract with a written request in Good Order to a Service Office. The Cash Surrender Value of a Contract will be determined as of the end of the Valuation Period in which such a request is received in Good Order in a Service Office. Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.
Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract. The amount withdrawn must be at least $500. We may charge an administrative processing fee for each withdrawal in an amount up to of $25. Currently, we do not charge a fee for withdrawals. Withdrawal of the Cash Surrender Value may have tax consequences. See Withdrawals and Tax Treatment of Contract Benefits.
Contract Loans
You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default. The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. There is no minimum loan amount. See Loans.
Persistency Credit Information
If your Contract is not in default, on each Monthly Date beginning on the 6th Contract Anniversary, we will credit your Contract Fund with an additional amount for keeping your Contract in-force. See the Persistency Credit section.
Canceling the Contract (“Free-Look”)
Generally, you may return the Contract for a refund within 10 days (60 days for certain circumstances) after you receive it. You will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding. A Contract returned according to this provision shall be deemed void from the beginning.
SUMMARY OF CONTRACT RISKS
Contract Values Are Not Guaranteed
Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select. The value of your Contract Fund rises and falls with the performance of the Variable Investment Options you choose and the charges that we deduct. Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage. However, payment of the Death Benefit may be guaranteed under the No-Lapse Guarantee feature or may be protected under the Overloan Protection Rider. See No-Lapse Guarantee and Overloan Protection Rider.
The Variable Investment Options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the Fixed Rate Option provides a guaranteed rate of return. For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.
Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces
We will not pay a benefit under the Accidental Death Benefit Rider or make payments under the Enhanced Disability Benefit Rider for any death or injury that is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Increase in Charges
In several instances we will use the terms “maximum charge” and “current charge.” The “maximum charge,” in each instance, is the highest charge that we may make under the Contract. The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge. We will supplement this prospectus to reflect any increase in a current charge, up to the maximum charge, before the change is implemented.
Contract Lapse
Each month we determine the value of your Contract Fund. The Contract is in default if the Contract Fund, less any applicable surrender charges, is zero or less, unless it remains in-force under the No-Lapse Guarantee or BenefitAccess Rider. See No-Lapse Guarantee and BenefitAccess Rider. Your Contract will also be in default if at any time the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges unless it remains in-force under the Overloan Protection Rider. See Loans and Overloan Protection Rider. If you have an outstanding loan when your Contract lapses, you may have taxable income as a result. See Tax Treatment of Contract Benefits - Pre-Death Distributions.
Should any event occur that would cause your Contract to lapse, we will notify you of the required payment to prevent your Contract from terminating. A 61-day grace period will begin from the date the notice of default is mailed. Your payment must be received or postmarked within the 61-day grace period or the Contract will end and have no value. To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office. See LAPSE AND REINSTATEMENT.

Risks of Using the Contract as a Short Term Savings Vehicle
The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.
Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes. Purchasing the Contract for such purposes may involve certain risks.
For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education. The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings. However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the value you need.
Risks of Taking Withdrawals
If your Contract meets certain requirements, you may make withdrawals from your Contract’s Cash Surrender Value while the Contract is in-force. The amount withdrawn must be at least $500. The withdrawal amount is limited by the requirement that the Cash Surrender Value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly Dates following the date of withdrawal. We may charge an administrative processing fee of up to $25 for each withdrawal. Currently, we do not charge a fee for withdrawals. Withdrawal of the Cash Surrender Value may have tax consequences. See Tax Treatment of Contract Benefits.
Whenever a withdrawal is made, the Death Benefit may immediately be reduced by at least the amount of the withdrawal. A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount. See Surrender Charges. Withdrawals from Contracts with a Type B Death Benefit or Type C Death Benefit will not change the Basic Insurance Amount. However, under most circumstances, withdrawals from a Contract with a Type A Death Benefit require a reduction in the Basic Insurance Amount. No withdrawal will be permitted under a Contract with a Type A Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.
It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Withdrawals and Tax Treatment of Contract Benefits.
Withdrawals are not allowed while receiving Benefit Payments under the BenefitAccess Rider. See BenefitAccess Rider.
Limitations on Transfers
You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option. Additional transfers may be made only with our consent. Currently, we allow you to make additional transfers. We may charge up to $25 for each transfer made exceeding 12 in any Contract Year. Currently, we do not charge a fee for transfers.
For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. See Transfers/Restrictions on Transfers. We use reasonable procedures to confirm that instructions given by telephone are genuine. However, we are not liable for following telephone instructions that we reasonably believe to be genuine. In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or website will be rejected, even in the event that it is inadvertently processed.
In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. Currently, transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit. See Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.
Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year. The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.
You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction. Such transfers do not count toward the twelve transfers allowed in each Contract Year.
When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option. While your claim is reviewed and while you are receiving Benefit

Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option. See BenefitAccess Rider.
We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners. We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner. We will immediately notify you at the time of a transfer request if we exercise this right.
Transfer restrictions will be applied uniformly and will not be waived. See Transfers/Restrictions on Transfers.
Charges on Surrender of the Contract
You may surrender your Contract at any time for its Cash Surrender Value while the insured is living. We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences. See Tax Treatment of Contract Benefits.
We will assess a surrender charge if, during the first 10 Contract Years, the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change). The surrender charge varies and is calculated as described in Surrender Charges. While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.
Risks of Taking a Contract Loan
Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse. Your Contract will be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges, even if the No-Lapse Guarantee is in effect. If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract. In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences. See Tax Treatment of Contract Benefits.
Loan Repayments are required when exercising the BenefitAccess Rider. See BenefitAccess Rider.
Potential Tax Consequences
Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code. At issue, the Contract Owner chooses one of the following definitions of life insurance tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. Under the Cash Value Accumulation Test, there is a minimum Death Benefit to Contract Fund value ratio. Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum Death Benefit to Contract Fund value ratio. Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance. We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund. Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance. We require the Guideline Premium Test as the definition of life insurance if you choose to have the Overloan Protection Rider. See Overloan Protection Rider.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract. However, your Death Benefit could be subject to estate tax. In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid. Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed). We will notify you if a premium or a reduction in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.
Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.
All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract
The replacement of life insurance is generally not in your best interest. In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, if permitted, or by purchasing an additional contract. If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.
SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS
You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also allocate premiums to the Fixed Rate Option. The Fixed Rate Option is the only investment option that offers a guaranteed rate of return. See The Funds and The Fixed Rate Option.
Risks Associated with the Variable Investment Options
The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option, which invests in an underlying Fund, has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses. The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.
We do not promise that the Variable Investment Options will meet their investment objectives. Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose. You bear the investment risk that the Variable Investment Options may not meet their investment objectives. It is possible to lose your entire investment in the Variable Investment Options. Although the PSF Government Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio. For example, when prevailing short-term interest rates are very low, the yield on the PSF Government Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return. See The Funds .
This Contract offers Variable Investment Options that invest in Funds offered through the Advanced Series Trust (“AST”). These Variable Investment Options have the prefix AST. The AST Variable Investment Options are also available in variable annuity contracts we offer. Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each annuity contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options. The formula transfers funds between the Variable Investment Options for those variable annuity contracts and an AST bond Portfolio (those AST bond Portfolios are not available in connection with the life Contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the underlying Funds that are available with your Contract. These asset flows could adversely impact the underlying Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond Portfolio can be frequent and the amount transferred can vary from day to day, any of the underlying Funds could experience the following effects, among others:

(1)
a Fund’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Fund’s investment strategy;

(2)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(3)
a Fund may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.

The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one fund to another fund, which in turn could adversely impact performance.
Before you allocate to the Variable Investment Options with the AST Portfolios listed below, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract. Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.
Learn More about the Variable Investment Options
Before allocating amounts to the Variable Investment Options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, AND THE FUNDS
Pruco Life Insurance Company of New Jersey
Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company, organized on September 17, 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York. Our principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life of New Jersey Variable Appreciable Account
We have established a Separate Account, the Pruco Life of New Jersey Variable Appreciable Account (the "Account", or the "Registrant") to hold the assets that are associated with the Contracts. The Account was established on January 13, 1984 under New Jersey law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The Account meets the definition of a "Separate Account" under the federal securities laws. The Account holds assets that are segregated from all of our other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life Insurance Company of New Jersey conducts.
We are the legal owner of the assets in the Account. We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts. In addition to these assets, the Account's assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account. From time to time we will transfer capital contributions to our general account. We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.
Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account that are held in support of client accounts may not be charged with liabilities that arise from any other business we conduct.
We are obligated to pay all amounts promised to Contract Owners under the Contract. The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations. Guarantees and benefits within the Contract are subject to our claims paying ability.
You may invest in one or a combination of the available Variable Investment Options. When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option. We hold these shares in the Account. We may remove or add additional Variable Investment Options in the future.
The Funds
This Contract offers Funds managed by AST Investment Services, Inc. and/or PGIM Investments LLC , both of which are affiliated companies of Pruco Life of New Jersey (“Affiliated Funds”), and Funds managed by companies not affiliated with Pruco Life of New Jersey ("Unaffiliated Funds"). Pruco Life of New Jersey and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds. We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds. Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds. As indicated next to each Portfolio's description in the tables that follow, each Portfolio has one or more subadvisers that provide certain day to day investment management services . We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies. We may consider those subadviser financial incentive factors in determining which Funds to offer under the Contract. Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms. These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Contract Fund value to the Variable Investment Options that invest in these Portfolios. Allocations made to all Affiliated Funds benefit us financially. Pruco Life of New Jersey has selected the Funds for inclusion as investment options under this Contract in Pruco Life of New Jersey’s role as issuer of this Contract, and Pruco Life of New Jersey does not provide investment advice or recommend any particular Fund. See Service Fees Payable to Pruco Life of New Jersey following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.
In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.
Each Fund is detailed in a separate prospectus that is provided with this prospectus. You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options. The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option. There is no assurance that the investment objectives of the Variable Investment Options will be met. Please refer to the list below to see which Variable Investment Options you may choose.
The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably. Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.
Investment Managers
PGIM Investments LLC serves as the investment manager for the Prudential Series Fund (PSF) and certain Funds of the Advanced Series Trust (AST). PGIM Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the other Funds of AST.
The investment management agreements for PSF and AST provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services. Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds. More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Funds. Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage. The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

(1)	changes in state insurance law;

(2)	changes in federal income tax law;

(3)	changes in the investment management of any Variable Investment Option; or

(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
A Fund or Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public. Despite such similarities, there can be no assurance that the investment performance of any such Fund or Portfolio will resemble that of the publicly available mutual fund.
The charts below reflect the Funds in which the Account invests, their investment objectives, and each Fund’s investment subadvisers. For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund. The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio each invests primarily in shares of other underlying Fund Portfolios, which are managed by the subadvisers of those Portfolios.

Affiliated Funds
Variable Investment Option	Investment Objective Summary	Subadviser
ADVANCED SERIES TRUST
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC; Quantitative Management Associates LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc.; BlackRock International Limited
AST BlackRock Low Duration Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Financial Management, Inc
AST BlackRock/Loomis Sayles Bond Portfolio	Seek to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc.; BlackRock International Limited; BlackRock (Singapore) Limited; Loomis, Sayles & Company, L.P.
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Goldman Sachs Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Hotchkis & Wiley Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC
AST International Value Portfolio	Seeks capital growth.	Lazard Asset Management LLC; LSV Asset Management
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth. Income realization is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.	Loomis, Sayles & Company, L.P.
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term capital growth and future, rather than current income.	Massachusetts Financial Services Company
AST Preservation Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	PGIM Investments LLC; Quantitative Management Associates LLC

Affiliated Funds
Variable Investment Option	Investment Objective Summary	Subadviser
AST Small-Cap Growth Opportunities Portfolio	Seeks capital growth.	Victory Capital Management Inc.; Wellington Management Company, LLP
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Emerald Mutual Fund Advisers Trust; UBS Asset Management (Americas) Inc.
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	J.P. Morgan Investment Management, Inc.; LMCG Investments, LLC
AST T. Rowe Price Large-Cap Growth Portfolio
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.
T. Rowe Price Associates, Inc.
AST T. Rowe Price Large-Cap Value Portfolio (Formerly AST Value Equity Portfolio effective 9/12/2016; AST Herndon Large-Cap Value Portfolio prior to 9/12/2016)	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio
Seeks long-term capital growth primarily through investing in the common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.
T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST Wellington Management Hedged Equity Portfolio
Seeks to outperform a mix of 50% Russell 3000® Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in the Portfolio's Subadviser's equity investment strategies.
Wellington Management Company LLP
PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio - Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	PGIM Fixed Income
PSF Equity Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Global Portfolio - Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; Quantitative Management Associates LLC; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC
PSF Government Money Market Portfolio (Formerly PSF Money Market Portfolio) - Class I	Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.	PGIM Fixed Income
PSF High Yield Bond Portfolio - Class I	Seeks high total return.	PGIM Fixed Income
PSF Jennison 20/20 Focus Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Jennison Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Natural Resources Portfolio - Class I	Seeks long-term growth of capital.	Allianz Global Investors U.S. LLC
PSF Small Capitalization Stock Portfolio - Class I	Seeks long-term growth of capital.	Quantitative Management Associates LLC

Affiliated Funds
Variable Investment Option	Investment Objective Summary	Subadviser
PSF SP International Growth Portfolio - Class I	Seeks long-term growth of capital.	Jennison Associates LLC; Neuberger Berman Investment Advisers LLC ; William Blair Investment Management, LLC
PSF SP Prudential U.S. Emerging Growth Portfolio - Class I	Seeks long-term capital appreciation.	Jennison Associates LLC
PSF SP Small Cap Value Portfolio - Class I	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
PSF Stock Index Portfolio - Class I	Seeks to achieve investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates LLC
PSF Value Portfolio - Class I	Seeks capital appreciation.	Jennison Associates LLC

Unaffiliated Funds
Variable Investment Option	Investment Objective Summary	Subadviser
AMERICAN CENTURY VARIABLE PORTFOLIO, INC.
American Century VP Mid Cap Value Fund - Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
AMERICAN FUNDS INSURANCE SERIES®
American Funds Insurance Series® Growth Fund - Class 2	Seeks to provide growth of capital.	Capital Research and Management CompanySM
American Funds Insurance Series® Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income.	Capital Research and Management CompanySM
American Funds Insurance Series® International Fund - Class 2	Seeks to provide long-term growth of capital.	Capital Research and Management CompanySM
DREYFUS
Dreyfus Sustainable U.S. Equity Portfolio, Inc.(Formerly Dreyfus Socially Responsible Growth Fund, Inc.) - Service Shares	Seeks long-term capital appreciation.	The Dreyfus Corporation/Newton Investment Management (North America) Limited
DREYFUS INVESTMENT PORTFOLIOS
Dreyfus Midcap Stock Portfolio - Service Shares
Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index (S&P 400), and if such fees and/or charges were included, the fees and expenses would be higher.
The Dreyfus Corporation
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Company/FMR Co. Inc., and other investment advisers
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Company/FMR Co. Inc., and other investment advisers
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal.	Franklin Mutual Advisers, LLC
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Global Advisors Limited
HARTFORD HLS SERIES FUND II, INC.

Unaffiliated Funds
Variable Investment Option	Investment Objective Summary	Subadviser
Hartford Growth Opportunities HLS Fund - Class IB	Seeks capital appreciation.	Hartford Funds Management Company, LLC/Wellington Management Company LLP
HARTFORD SERIES FUND, INC.
Hartford Capital Appreciation HLS Fund - Class IB	Seeks growth of capital.	Hartford Funds Management Company, LLC/Wellington Management Company LLP
Hartford Disciplined Equity HLS Fund - Class IB	Seeks growth of capital.	Hartford Funds Management Company, LLC/Wellington Management Company LLP
Hartford Dividend and Growth HLS Fund - Class IB	Seeks a high level of current income consistent with growth of capital.	Hartford Funds Management Company, LLC/Wellington Management Company LLP
JANUS ASPEN SERIES (1)
Janus Aspen Overseas Portfolio - Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
JPMORGAN INSURANCE TRUST (2)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1	Seeks long-term capital growth.	J.P. Morgan Investment Management, Inc.
MFS® VARIABLE INSURANCE TRUST
MFS® Total Return Bond Series - Initial Class	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
MFS® Utilities Series - Initial Class	Seeks total return.	Massachusetts Financial Services Company
MFS® Value Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Socially Responsive Portfolio - Class S	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Investment Advisers LLC
TOPS - THE OPTIMIZED PORTFOLIO SYSTEM®
TOPS® Aggressive Growth ETF Portfolio - Class 2	Seeks capital appreciation.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Balanced ETF Portfolio - Class 2	Seeks income and capital appreciation.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Conservative ETF Portfolio - Class 2	Seeks to preserve capital and provide moderate income and moderate capital appreciation.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Growth ETF Portfolio - Class 2	Seeks capital appreciation.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Managed Risk Balanced ETF Portfolio - Class 2	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Managed Risk Growth ETF Portfolio - Class 2	Seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2	Seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Moderate Growth ETF Portfolio - Class 2	Seeks capital appreciation.	ValMark Advisers, Inc./Milliman Inc.

(1)
Janus Aspen Series portfolios are managed by Janus Capital Management LLC (“JCM”), which is a wholly-owned subsidiary of Janus Capital Group Inc. (“Janus”). On or about May 30, 2017, and subject to certain shareholder and regulatory approvals, Janus and Henderson Group plc are expected to combine businesses. “Janus Henderson” will replace “Janus Aspen” in the fund name on or about June 2, 2017.

(2)
On May 17, 2017, the JPMorgan Intrepid Mid Cap Portfolio will be closed to all premium payments and transfers into this investment option. Effective May 19, 2017, the JPMorgan Intrepid Mid Cap Portfolio will be liquidated.

Service Fees Payable to Pruco Life of New Jersey
We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Contract, we consider the payments that will be made to us.
We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Contract Owners). These fees are paid by the underlying Funds out of each Fund’s assets and are therefore borne by Contract Owners. We also receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments. As of May 1, 2017, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.50% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.
In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.
Voting Rights
We are the legal owner of the shares of the Funds associated with the Variable Investment Options. However, we vote the shares according to voting instructions we receive from Contract Owners. We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Fund held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Fund that require a vote of shareholders. We may change the way your voting instructions are calculated if it is required by federal or state regulation. We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.
Substitution of Variable Investment Options
We may substitute one or more of the available Variable Investment Options. We may terminate the availability of any variable investment option at any time. If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer. We will not do this without any necessary Securities and Exchange Commission and/or any necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.
The Fixed Rate Option
You may choose to allocate , initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option. This amount becomes part of our general account. The general account consists of all assets owned by us other than those in the Account and in other Separate Accounts that have been or may be established by us. Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets. Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than a minimum effective annual rate. The minimum effective annual rate is 1%. The fulfillment of our guarantee under this benefit is dependent on our claims paying ability. We are not obligated to credit interest at a rate higher than an effective annual rate of 1%, although we may do so.

Transfers out of the Fixed Rate Option are subject to limits. See Transfers/Restrictions on Transfers. The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months. See When Proceeds Are Paid.
If you exercise the Overloan Protection Rider, any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option, and transfers out of the Fixed Rate Option and into the Variable Investment Options will no longer be permitted. See Loans.
When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option. While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option. See BenefitAccess Rider.
Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option. Any inaccurate or misleading disclosure regarding the Fixed Rate Option is subject to certain generally applicable provisions of federal securities laws.
CHARGES AND EXPENSES
This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus. There are charges and other expenses associated with the Contract that reduce the return on your investment. These charges and expenses are described below. Most charges, although not all, are made by reducing the Contract Fund.
The total amount invested in the Contract Fund, at any time, consists of:

(a)	the Variable Investment Options,

(b)	the Fixed Rate Option, and

(c)	any Contract loan. See Loans.
In several instances we use the terms "maximum charge" and "current charge." The "maximum charge", in each instance, is the highest charge that we may make under the Contract. The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges. If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.
Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges. In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed. Premium based administrative charges will be set at one rate for all Contracts like this one. Changes in other charges will be by class. We will not recoup prior losses or distribute prior gains by means of these changes.
The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.
Sales Load Charges
We may charge up to 6% of premiums received in all Contract Years. This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature. Currently, we charge less than 6% and we only deduct the charge for premiums received in the first 10 years. This charge is made up of two rates. We apply one percentage on the amount of premium received up to the Sales Load Target Premium and a second percentage on the excess of premium received over the Sales Load Target Premium. The chart below describes the sales load as a percentage of premiums received:

	Years 1-2	Years 3-4	Years 5-6	Years 7-8	Years 9-10
Up to Sales Load Target Premium:	4%	3.5%	2.25%	1.75%	1.25%
In Excess of Sales Load Target Premium:	4%	3.5%	2.25%	1.75%	1.25%
The Sales Load Target Premium may vary from the No-Lapse Guarantee Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders. See PREMIUMS.
Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value. Delaying the payment of premium amounts to later years will adversely affect the No-Lapse Guarantee if the accumulated premium payments do not reach the No-Lapse Guarantee Values shown on your Contract Data pages. See No-Lapse

Guarantee. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.
Premium Based Administrative Charge
We may charge up to 7.5% of premiums received for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive. This charge is made up of two parts, which currently equal a total of 3.25% of the premiums received.
The first part is a charge for state and local premium taxes. The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally. The rate applies uniformly to all Contract Owners without regard to location of residence. We may collect more for this charge than we actually pay for state and local premium taxes.
The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 0.75% of the premium. We believe that this charge is a reasonable estimate of an increase in our federal income taxes resulting from an Internal Revenue Code provision which requires us to capitalize and amortize a percentage of premiums received each year. The required amortization period is 10 years. This charge is intended to recover this increased tax. See Company Taxes.
Cost of Insurance
We deduct a monthly cost of insurance ("COI") charge. The purpose of this charge is to compensate us for the cost of providing insurance coverage. The COI charge is determined by multiplying the per $1,000 COI rate by the net amount risk, divided by 1,000. The net amount at risk is the amount by which the Contract’s Death Benefit exceeds the Contract Fund. When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund, which can be significantly larger if the insured dies in the early years of a Contract. The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit. The COI charge is generally deducted proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options.
The net amount at risk is based on your Death Benefit, and your Contract Fund, therefore it is impacted by such factors as investment performance, premium payments and charges and fees. The current COI rates in effect at any given time vary by issue age, sex, underwriting classification, as well as Basic Insurance Amount and Contract duration. The rates generally increase over time but are never more than the maximum charges listed in the Contract data pages of your Contract. The maximum COI rates are based upon the 2001 Commissioner's Standard Ordinary ("CSO") Mortality Tables. Our current COI charges range from $0.02 to $83.34 per $1,000 of net amount at risk.
Monthly Deductions from the Contract Fund
In addition to the COIs, we deduct an administrative charge for the Basic Insurance Amount. This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.

(1)	Currently, the first part of the charge is a flat monthly fee of $30 per month in the first year and $9 per month thereafter.

(2)
The second part of the charge is an amount per $1,000 of the Basic Insurance Amount. The amount varies by issue age, sex, and underwriting classification. Generally, the per $1,000 rate is higher for older issue ages and for higher risk classifications. Currently, we apply this part of the charge during the first six Contract Years.

The following table provides examples of the initial administrative charges per $1,000 of Basic Insurance Amount.
Administrative Charge: Per $1,000 rates

Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.12	$0.17	$0.10	$0.13
55	$0.32	$0.39	$0.24	$0.29
75	$0.89	$1.01	$0.65	$0.87
The highest charge per thousand is $1.53 and applies to males, age 85, in the worst rating classes. The lowest charge per thousand is $0.07 and applies to age 0. The amount of the maximum charge that applies to your particular Contract is shown on the Contract’s data pages under the heading “Adjustments to the Contract Fund.”
We generally deduct the monthly charges proportionately from the dollar amount held in each of the chosen investment option[s] or you may select up to two Variable Investment Options from which we deduct your Contract's monthly charges. See Allocated Charges.
You may add one or more riders to the Contract. Some riders are charged for separately. If you add such a rider to the basic Contract, additional charges will be deducted. See Charges for Optional Rider Coverage.
Daily Deduction from the Variable Investment Options
Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.45%. Currently, we charge 0.10%. This charge is intended to compensate us for assuming mortality and expense risks under the Contract. The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined. The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges. This charge is not assessed against amounts allocated to the Fixed Rate Option.
Surrender Charges
We assess a surrender charge if, during the first 10 Contract Years, the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change). These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records. The surrender charge is a percentage of the first year’s Sales Load Target Premium, excluding premiums for riders and extras, and is determined at the time the Contract is issued. The percentage and duration of a surrender charge vary by issue age. The surrender charge is reduced to zero by the end of the 10th Contract Year. While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.
The chart below shows maximum percentages for all ages at the beginning of the first Contract Year and the end of the last Contract Year that a surrender charge may be payable. We do not deduct a surrender charge from the Death Benefit if the insured dies during this period. A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the data pages of your Contract.

Percentages for Determining Surrender Charges
Issue Age	Percentage of Sales Load Target Premium, excluding premiums for riders and extras, at start of year 1	Reduces to zero at the end of year
0-14	100%	10
15-48	100%	8
49-52	80%	8
53-55	80%	7
56-59	80%	5
60-62	50%	5
63-65	50%	4
66	45%	4
67 and above	45%	3
The chart below provides an example of the surrender charge applied to a representative Contract Owner. You may obtain more information about the particular surrender charge percentage that applies to you by contacting your Pruco Life of New Jersey representative.

Sample Surrender Charges Representative insured: male, age 27 at Contract issuance
Surrender occurring during Contract Year:	Percentage of first year Sales Load Target Premium, excluding premiums for riders and extras:
1	100%
2	100%
3	100%
4	100%
5	75%
6	55%
7	30%
8	15%
9+	0
We will show a surrender charge threshold in the Contract’s data pages. This threshold amount is the lowest coverage amount since its effective date. If, during the first 10 Contract Years, the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), and the new Basic Insurance Amount is below the threshold, we will deduct a percentage of the surrender charge. The percentage will be the amount by which the new Basic Insurance Amount is less than the threshold, divided by the Basic Insurance Amount at issue. After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

Transaction Charges

(a)	We may charge a Transfer fee of up to $25 for each transfer exceeding 12 in any Contract Year. Currently, we do not charge a fee for transfers.

(b)	We may charge a Withdrawal fee of up to $25 in connection with each withdrawal. Currently, we do not charge an administrative processing transaction fee for withdrawals.

(c)	We may charge an Insurance Amount Decrease fee of up to $25 for any decrease in Basic Insurance Amount. Currently, we do not charge a transaction fee for a decrease in the Basic Insurance Amount.

(d)	We charge an Overloan Protection Rider fee of 3.5% of your Contract Fund amount for exercising the Overloan Protection Rider.

(e)	We charge a Living Needs BenefitSM Rider transaction fee of up to $150 for Living Needs BenefitSM payments.

(f)	We charge a BenefitAccess Rider transaction fee of up to $150 for exercising the Terminal Illness Option of the BenefitAccess Rider.
Allocated Charges
You may select up to two Variable Investment Options from which we deduct your Contract's monthly charges. Monthly charges include: (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification. Allocations must be designated in whole percentages and total 100%. For example, 33% can be selected but 331/3% cannot. The Fixed Rate Option is not available as one of your allocation options. See Monthly Deductions from the Contract Fund.
If there are insufficient funds in one or both of your selected Variable Investment Options to cover the monthly charges, the selected Variable Investment Option(s) will be reduced to zero. Any remaining charge will generally be deducted from your other Variable Investment Options and the Fixed Rate Option in proportion to the dollar amount in each. Furthermore, if you do not specify an allocation of monthly charges, we will generally deduct monthly charges proportionately from all your Variable Investment Options and the Fixed Rate Option.
Charges After Age 121
Beginning on the first Contract Anniversary on or after the insured’s 121st birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund. You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value. You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus. We will continue to make daily deductions for mortality and expense risk charges, and the Funds will continue to charge operating expenses if you have amounts in the Variable Investment Options. Any Contract loan will remain outstanding and continue to accrue interest until it is repaid.
Fund Charges
The Funds deduct charges from and pay expenses out of the Variable Investment Options as described in the Fund prospectuses.
Charges for Optional Rider Coverage

•
Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental. The current charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.

•
BenefitAccess Rider – We deduct a monthly charge for this rider, which provides an acceleration of the Death Benefit in the event the insured is Chronically Ill or Terminally Ill. The current charge ranges from $0.003 to $7.68 per $1,000 of rider net amount at risk and is based on the Basic Insurance Amount and Contract duration, as well as the insured’s issue age, sex, and underwriting classification. Benefit Payments made under the Terminal Illness Option of this rider will incur a transaction charge of up to $150.

•
Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider. The current charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, and the first Contract Anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage. Rider charges may continue even after coverage on your last covered child has ended. If your children are no longer covered under the rider and you do not expect to have additional children that would be covered, consider discontinuing the rider.

•
Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides a monthly benefit amount to the Contract Fund while the insured is totally disabled. The current charge is based on issue age, sex, and underwriting classification of the insured. The charge ranges from 7.08% to 12.17% of the monthly benefit amount and is charged until the first Contract Anniversary on or after the insured’s 60th birthday. The monthly benefit amount is the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium (including premiums for riders and flat extras) and the total of all monthly deductions.

•	Living Needs BenefitSM Rider - We deduct a transaction fee of up to $150 for this rider if benefits are paid.

•	Overloan Protection Rider - We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.
PERSONS HAVING RIGHTS UNDER THE CONTRACT
Contract Owner
There are circumstances when the Contract Owner is not the insured. There may also be more than one Contract Owner. If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract. This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in Good Order at our Service Office.
While the insured is living, the Contract Owner is entitled to any Contract benefit and value. Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us. For example, the Contract Owner is generally entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.
Beneficiary
The beneficiary is entitled to receive any benefit payable on the death of the insured. You may designate or change a beneficiary by sending us a request. We may ask you to send us the Contract to be endorsed. Once we receive your request in Good Order at our Service Office, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request. However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again. When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary. When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.
OTHER GENERAL CONTRACT PROVISIONS
Assignment
This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance. Generally, the Contract may not be assigned to an employee benefit plan or program without our consent. We assume no responsibility for the validity or sufficiency of any assignment. We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.
Incontestability
We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.
Misstatement of Age or Sex
If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex. Adjustments to the Death Benefit for misstatements of age or sex are not restricted to the incontestability provision described above.
Settlement Options
The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds. Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain these options upon request.
Suicide Exclusion
Generally, if the insured dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.
RIDERS
Contract Owners may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits will be described in what is known as a "rider" to the Contract. All riders are only available at Contract issuance, except as noted. The available riders include the following (as described more fully below):

•	BenefitAccess Rider, which provides for an acceleration of the Death Benefit if the insured becomes Chronically Ill or Terminally Ill.

•	Overloan Protection Rider, which if exercised , guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract.

•	Accidential Death Benefit Rider, which provides an additional Death Benefit that is payable if the insured's death is accidental.

•	Children Level Term Rider, which provides term life insurance coverage on the life of the insured's covered children .

•	Enhanced Disability Benefit Rider, which pays a monthly benefit amount into the Contract if the insured is totally disabled.

•
Living Needs BenefitSM Rider, which allows you to elect to receive an accelerated payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes Terminally Ill. This rider may be added after Contract issuance, subject to our underwriting requirements.

Charges applicable to the riders will be deducted from the Contract Fund on each Monthly Date, with the exception of the Overloan Protection Rider, the Living Needs BenefitSM Rider, and the Terminal Illness Option of the BenefitAccess Rider.
Some riders may depend on the performance of the Account. Rider benefits will no longer be available if the Contract lapses, or if you choose to keep the Contract in-force under the Overloan Protection Rider. Some riders are not available in conjunction with other riders and certain restrictions may apply as set forth below. A Pruco Life of New Jersey representative can explain all of these extra benefits further. We will provide samples of the provisions upon receiving a written request.

BenefitAccess Rider
The BenefitAccess Rider provides for the acceleration of the Death Benefit in the event the insured is Chronically Ill, subject to certain eligibility requirements, and approval of the claim (“Chronic Illness Option”). This rider will also provide acceleration of the Death Benefit if the insured becomes Terminally Ill, subject to certain eligibility requirements and approval of the claim (“Terminal Illness Option”). This rider is only available at Contract issuance and there is a charge for this rider. You may terminate this rider at anytime. This rider is not available on Contracts that include the Enhanced Disability Benefit Rider or the Living Needs BenefitSM Rider.
Exercise of an accelerated Death Benefit option under this rider will cause a reduction in, or elimination of, the Contract’s Death Benefit, cash value, and loan value as described below under Impact of Rider Benefits on Contract and Riders. Premiums or charges needed to keep the Contract in force will also be reduced based on the reduced Death Benefit. There may be adverse tax consequences in the event you accelerate the Death Benefit. See Tax Treatment of Contract Benefits – BenefitAccess Rider.
This rider should be purchased for the purpose of providing Chronic Illness and Terminal Illness coverage. For Terminal Illness coverage only, consider the Living Needs BenefitSM Rider below.
Conditions for Eligibility of Benefit Payments:
Terminal Illness Option
You are eligible to receive an accelerated benefit under this option subject to the following conditions:

(a)	The Contract must be in-force and the insured must be living;

(b)	You must submit a claim in a form that meets our needs;

(c)	We must receive Written Certification by a Licensed Health Care Practitioner that the insured has a life expectancy of six months or less;

(d)	You must provide the consent, in writing, of any assignee and irrevocable beneficiary(ies) on the Contract;

(e)	You must send us the Contract if we ask for it; and

(f)	We reserve the right to set a minimum of no more than $50,000 on the amount of the Death Benefit you may exercise under this option.
Chronic Illness Option
You are eligible to receive an accelerated benefit under this option subject to the following conditions:

(a)	The Contract must be in-force and the insured must be living;

(b)	You must submit a claim in a form that meets our needs;

(c)
We must receive Written Certification by a Licensed Health Care Practitioner, prior to the start of every Benefit Year, that the insured is Chronically Ill and not expected to recover during his or her lifetime;

(d)	We must receive authorization from the insured to obtain copies of any relevant medical records that we require;

(e)	You must not have received a Benefit Payment under the Terminal Illness Option; and

(f)	You must provide the consent, in writing, of any assignee and irrevocable beneficiary(ies) on the Contract.
We reserve the right to complete, at our discretion and expense, a personal interview with and an assessment of the insured, which may include examination or tests by a Licensed Health Care Practitioner of our choice, while a claim is pending or during a Benefit Period, to ensure that the insured is Chronically Ill. If there is a difference in opinion between the insured’s Licensed Health Care Practitioner and ours, eligibility will be determined by a third medical opinion provided by a Licensed Health Care Practitioner who is mutually agreed upon by the insured and us.
Prior to the end of each Benefit Year, we will send you a request for Recertification, which must be completed and returned to us prior to the start of the next Benefit Year to satisfy us that the insured continues to be eligible for Benefit Payment. You will be notified if you continue to be eligible for Benefit Payments. If we do not receive Recertification prior to the end of the Benefit Year, any subsequent benefits will be treated as a new claim.
Benefit Payments:
Terminal Illness Option
You have the option to accelerate all or a partial amount of the Death Benefit. If you accelerate a partial amount, the remaining Death Benefit must be no less than $25,000, and you may only make one additional acceleration, which must be for the full Death Benefit. The only payment option is a single lump sum Benefit Payment which will be determined based on the following factors: (1) the amount of the Death Benefit; (2) the insured’s reduced life expectancy; and (3) an interest rate no greater than the greater of (a) the yield on 90-day Federal Treasury bills at the time the benefit is accelerated, and (b) the statutory maximum policy loan interest rate at the time the benefit is accelerated. Payment will be made subject to the conditions of eligibility described above and after we have approved the claim.
If you accelerate a Death Benefit under this option, you will no longer be eligible for the Chronic Illness Option and any Benefit Payments you may be receiving under that option will end.
If there is an outstanding loan on the Contract, a portion of each Benefit Payment will be used to reduce the loan. If the policy is in default but not past the grace period at the time of claim, the benefit payment will be reduced by the amount needed to bring the Contract out of default. See Contract Lapse.
See below for an example of an accelerated Benefit Payment under the Terminal Illness Option.

Chronic Illness Option
The maximum amount of your life insurance that can be accelerated is the Lifetime Benefit Amount, which is equal to the Contract’s Death Benefit. The maximum Lifetime Benefit Amount will be determined at the time you make the initial claim. The Lifetime Benefit Amount will be reduced by any transactions you make that reduce the Death Benefit of the Contract.
You have the option to receive your Benefit Payments monthly or annually and payments will begin no later than the Monthly Date on or following the date the claim is approved.
If you choose to receive monthly Benefit Payments, the Maximum Monthly Benefit Payment for that year will be calculated at the beginning of each Benefit Year and recalculated at the beginning of each subsequent Benefit Year. Subject to a minimum payment of $500, you have the option to receive less than the Maximum Monthly Benefit Payment amount, but the amount may not be changed during the Benefit Year. An amount that is less than the maximum may extend your payment period.
When we determine the Maximum Monthly Benefit Payment amount each Benefit Year, we use the per diem limitation declared by the Internal Revenue Service and the Lifetime Benefit Amount. The Maximum Monthly Benefit Payment is equal to the lowest of:

(a)	The Lifetime Benefit Amount multiplied by the Monthly Benefit Percent;

(b)	The per diem limitation in effect at the start date of the current benefit year times 30; and

(c)	The Initial Daily Benefit Limit compounded annually on each anniversary at the Daily Benefit Limit Compound Rate times 30.
If you choose to receive your Benefit Payments on an annual basis, the annual Benefit Payment will equal the sum of the present value of each Maximum Monthly Benefit Payment for the Benefit Year. The discount rate used to determine the present value will be the one in effect on the Benefit Year start date and will not exceed the greater of (1) the current yield on 90-day federal treasury bills, or (2) the current maximum statutory adjustable contract loan interest rate.
When you receive monthly Benefit Payments the remaining amount that can be accelerated will be reduced each month by the amount of the monthly Benefit Payment chosen. An annual Benefit Payment will reduce the remaining amount by twelve times the Maximum Monthly Benefit Payment amount for that Benefit Year.
If there is an outstanding loan on the Contract, a portion of each Benefit Payment will be used to reduce the loan.
If the policy is in default but not past the grace period at the time of claim, the first Benefit Payment will be reduced by the amount needed to bring the Contract out of default (see Contract Lapse). If the amount needed to bring the Contract out of default is more than the amount of the first Benefit Payment net of the amount allocated to reduce any Contract loan, the first Benefit Payment will be increased to an amount that will bring the Contract out of default.
See below for an example of accelerated Benefit Payments under the Chronic Illness Option.
When Benefit Payments End:
Chronic Illness Option (only)
Benefit Payments will continue to be made until the earliest of the following dates: (1) the date we receive in writing notification that you wish to discontinue Benefit Payments; (2) the date the insured no longer meets the eligibility requirements, including Recertification; (3) the date the Lifetime Benefit Amount is exhausted; (4) the date a claim is approved under the Terminal Illness Option; or (5) the date the rider terminates.
If you request that we discontinue Benefit Payments, you will have the option to resume payments at a later date, if you meet all eligibility requirements.
Impact of Rider Benefits on Contract and Riders:
Accelerating the Death Benefit will impact the benefits and values under the Contract and rider as shown below.
Terminal Illness Option
A one-time acceleration of a partial amount of the Death Benefit results in the following:

(1)	A proportionate reduction in the Basic Insurance Amount, Contract Fund, surrender charge, and Contract Debt.

(2)	Premiums or charges to keep the Contract in-force will be recalculated based on the insured’s age and the reduced Death Benefit amount.

(3)	If your Contract includes the Rider To Provide Lapse Protection or the Rider for Level Term Insurance Benefit on Dependent Children, these riders will stay in effect.

(4)	Any Accidental Death Benefit Rider on the Contract will not be affected.

(5)	The monthly charge for this rider will be permanently waived.
Acceleration of the full death benefit results in the following:

(1)	The Contract and all benefits under the Contract based on the insured’s life, including any Accidental Death Benefit Rider, will end.

(2)	If your Contract includes the Rider for Level Term Insurance Benefit on Dependent Children, it will become paid up.

Example: Shown below is an example of how an accelerated benefit under the Terminal Illness Option will impact the Contract. The figures used are for illustrative purposes only and are not guaranteed.
Contract Information
Sex and issue age:	Male 35	Underwriting Classification:	Preferred Best
Contract Date:	12/20/2013	Basic Insurance Amount:	$200,000
Claim Date:	12/21/2013	Death Benefit Option:	Type A (fixed)
	Contract values as of 12/20/2023 (before acceleration of Death Benefit):	Contract values as of 12/20/2023 (after acceleration of Death Benefit)*:
		100% of Death Benefit	50% of Death Benefit
Benefit Payment payable:	- - -	$191,260	$95,555
Basic Insurance Amount:	$200.000	$0	$100,000
Loan balance:	$1,040	$0	$520
Death Benefit:	$198,960	$0	$99,480
Contract Fund:	$12,200	$0	$6,100
Surrender Charge:	$860	$0	$430
Cash value:	$11,340	$0	$5,670
Cash Surrender Value:	$10,300	$0	$5,150
Annual Premium:	$1,588	$0	$857
*A six-month discount at an annual rate of 8% has been applied for early payment, along with a transaction charge of $150
Chronic Illness Option
Following each Benefit Payment while there is a Death Benefit remaining, benefits and values under the Contract and rider will be impacted as follows:

(1)	The Contract will remain in-force in accordance with Contract terms.

(2)	A proportionate reduction will be made (using the reduction factor below) in the Basic Insurance Amount, Contract Fund, surrender charges, and any outstanding Contract Debt.

(3)	Any Accidental Death Benefit Rider on the contract will not be affected.

(4)	If your Contract includes the Rider To Provide Lapse Protection or the Rider for Level Term Insurance Benefit on Dependent Children, these riders will stay in effect.

(5)	While you are receiving Benefit Payments, you may not take a withdrawal or decrease the Contract’s Basic Insurance Amount.

(6)	You may continue to make premium payments but it is not necessary while you are receiving benefits.

(7)	The monthly charge for this rider will be permanently waived following approval of the initial claim.

(8)
While you are receiving Benefit Payments, all monthly charges deducted from the Contract Fund will be waived. Monthly charges will be waived until you notify us to discontinue Benefit Payments, the insured fails to recertify, or this rider terminates. Once you have received 25 monthly Benefit Payments or the annual equivalent, all monthly charges for the Contract will be permanently waived as long as this rider is in effect.

Reduction factor = 1 − (A / B)
Where:    A = is the gross monthly Chronic Illness Option Benefit Payment, and
B = is the Death Benefit immediately prior to the Benefit Payment.

Example:
Shown below is an example of an accelerated benefit under the Chronic Illness Option and how the accelerated benefit will impact the Contract. The figures used are for illustrative purposes only and are not guaranteed.

Contract Information
Sex and issue age:	Male 35	Underwriting Classification:	Preferred Best
Contract Date:	7/4/2013	Basic Insurance Amount:	$500,000
Claim Date:	10/4/2016	Death Benefit Option:	Type A (fixed)

Lifetime Benefit Amount is equal to the Death Benefit at the time of initial claim.

Maximum Monthly Benefit Payment, calculated at the beginning of each Benefit Year using the Internal Revenue Service’s (IRS) per diem limitation and your Lifetime Benefit Amount, is equal to the lowest of:

(a) The Lifetime Benefit Amount multiplied by the Monthly Benefit Percent (2%): $500,000 x 0.02 = $10,000; or
(b)    Per diem limitation (a maximum allowable amount declared annually by the IRS for chronic illness payments under section 7702B) in effect at the start date of the current benefit year times 30 (Example: $320 x 30 = $9,600); or

(c)    Initial Daily Benefit Limit (which is the per diem limitation in effect on the contract date) compounded annually on each anniversary at the Daily Benefit Limit Compound Rate times 30. This limit on the Contract Date was $320, increased annually on each succeeding Contract Anniversary by the Daily Benefit Limit Compound Rate, resulting in a current daily benefit limit in Contract year 4 of $359.96: $359.96 x 30 = $10,798.80.

The Monthly Benefit Percent, Initial Daily Benefit Limit and the Daily Benefit Limit Compound Rate vary based upon the characteristics of the insured and can be found in the Contract.

The reduction factor equals 1 minus the quotient of the gross Chronic Illness Benefit Payment divided by the Death Benefit prior to payment: 1 - (9,600/500,000) = 1 - 0.0192 = 0.9808

The Chronic Illness Benefit payable is equal to the Maximum Monthly Benefit Payment minus the loan amount. ($9,600 - $20 = $9,580)

	Contract values as of 10/04/2016 (before acceleration of Death Benefit):	Contract values as of 10/04/2016 (after acceleration of Death Benefit)*:
Benefit Payment payable:	- - -	$9,580
Basic Insurance Amount:	$500,000	$490,400 (500,000x0.9808)
Loan balance:	$1,040	$1,020 (1,040x0.9808)
Death Benefit:	$498,960	$489,380
Contract Fund:	$20,000	$19,616 (20,000x0.9808)
Surrender Charge:	$3,350	$3,286 (3,350x0.9808)
Cash value:	$16,650	$16,330
Cash Surrender Value:	$15,610	$15,310
Annual Premium:	$3,816	$3,738
If the Contract to which this rider is attached has a Type A Death Benefit, when this option is exercised, the Basic Insurance Amount will be changed to equal the Type A Death Benefit. If the Contract to which this rider is attached has a Type B or Type C Death Benefit, when this option is exercised, the Death Benefit will be changed to a Type A Death Benefit and the Basic Insurance Amount will be changed to equal the Type A Death Benefit. Once you have exercised the Chronic Illness Option, the Contract’s Death Benefit type must remain Type A.
When you submit a claim under the Chronic Illness Option, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option. You will not receive Benefit Payments if you do not transfer all Contract value from the Variable Investment Options to the Fixed Rate Option and all Contract value must remain in the Fixed Rate Option. Additional premium payments or loan repayments must also be allocated to the Fixed Rate Option while your claim is reviewed and while you are receiving Benefit Payments. Fund transfers, dollar cost averaging, and automatic rebalancing will not be allowed.
When the rider is terminated, if Benefit Payments are discontinued, or the Benefit Access Rider claim is not approved, your Contract may still be in-force and Contract value will remain in the Fixed Rate Option. You may transfer funds from the Fixed Rate Option to your choice of Variable Investment Options. Your first transfer from the Fixed Rate Option will not be subject to the Fixed Rate Option restrictions described in the section titled Transfers/Restrictions on Transfers. You may also allocate new premium payments and loan repayments to the Variable Investment Options of your choice. You must notify us if you wish to resume allocations to the Variable Investment Options or change your premium allocation.
After an acceleration of the Lifetime Benefit Amount, any Rider for Level Term Insurance Benefit on Dependent Children will become paid up and any benefits under the Contract based on the insured’s life, including any Accidental Death Benefit Rider will end.
Rider Termination:
This rider terminates on the earliest of: when you request that we remove it, the grace period ends if the Contract is in default, the insured dies, or this rider or Contract ends for any other reason. When this rider is terminated, or you request that we stop Benefit Payments after a claim has been made, the Contract may still be in-force. The Death Benefit and Contract Fund values will have been reduced as a result of any payments made prior to the date we stop payments or this rider terminates.
Overloan Protection Rider
The Overloan Protection Rider, if exercised , guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract. Currently, the rider may be added only at the time your Contract is issued; however, this rider is not available on Contracts that have the Accidental Death Benefit Rider. There is no charge for adding the Overloan Protection Rider to your Contract, however, a one-time fee will apply when this rider is exercised.
The following eligibility requirements must be met to exercise the rider:

(a)	We must receive a written request in Good Order to exercise the rider benefits;

(b)	Contract Debt must exceed the Basic Insurance Amount

(c)	The Contract must be in-force for the later of 15 years and the Contract Anniversary after the insured’s 75th birthday;

(d)	The Guideline Premium test must be used as the Contract’s definition of life insurance;

(e)	Contract Debt must be a minimum of 95% of the cash value;

(f)	The Cash Surrender Value must be sufficient to pay the cost of exercising the rider; and

(g)	Your Contract must not be classified as a Modified Endowment Contract and must not qualify as a Modified Endowment Contract as a result of exercising this rider.
We will send you a notification upon your becoming eligible for this benefit.
We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider..
When you exercise the rider, the effective date will be the next date that monthly charges are deducted following our receipt of your request in Good Order at a Service Office. Decreases to your Basic Insurance Amount, rating reductions, and withdrawals, will no longer be permitted. The charges and benefits of other riders available under your Contract will be discontinued, except for the Living Needs BenefitSM Rider. Any benefits you may currently be receiving under the Enhanced Disability Benefit Rider will also be discontinued.
Any unloaned Contract Fund value remaining in the Variable Investment Options will be transferred to the Fixed Rate Option. Additionally, fund transfers into any of the Variable Investment Options will no longer be permitted. Any auto-rebalancing, dollar cost averaging, allocated charges, or premium allocation instructions will be discontinued.
Premium payments will no longer be accepted for the Contract. Instead, all payments received will be applied as loan or loan interest repayments. We will no longer send any regularly scheduled bills, and electronic fund transfer of premium payments will be cancelled.
If you have a Type B Death Benefit, we will change it to a Type A Death Benefit. You will no longer be permitted to make Death Benefit changes as long as your Contract remains in-force under the Overloan Protection Rider. The Basic Insurance Amount will be changed to the greater of the Type A Death Benefit and the amount of the Contract Debt multiplied by the Attained Age factor that applies. The Attained Age factors are shown in your Contract. . For an explanation of the Attained Age factors, see Tax Treatment of Contract Benefits - Treatment as Life Insurance.
Please note that the Internal Revenue Service may take a position that the outstanding loan balance should be treated as a distribution when the Contract Owner elects the Overloan Protection benefit. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful. You should consult a tax advisor as to the tax risks associated with exercising the Overloan Protection Rider.
Other Optional Riders
We will not pay a benefit under the Accidental Death Benefit rider or make payments under the Enhanced Disability Benefit Rider for any death or injury that is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression. This restriction includes service in the armed forces of any country at war.
Accidental Death Benefit Rider - The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured's death is accidental, as defined in the benefit provision. A death resulting from injury must occur no more than 90 days after the injury. This benefit will end on the earliest of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday and the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office. This rider is not available on Contracts that have the Overloan Protection Rider.
Children Level Term Rider - The Children Level Term Rider provides term life insurance coverage on the life of the insured's dependent children, as defined in the benefit provision. The rider coverage will end on the earliest of: (1) the end of the day before the first Contract Anniversary on or after the primary insured’s 75th birthday, (2) the end of the day before the first Contract Anniversary on or after the child’s 25th birthday, (3) the end of the day before the date a rider is converted to a new Contract, and (4) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.
Enhanced Disability Benefit Rider - The Enhanced Disability Benefit Rider pays a monthly benefit amount into the Contract if the insured is totally disabled, as defined in the benefit provision. The rider coverage will end as of the first Contract Anniversary on or after the insured’s 60th birthday. This rider is not available on Contracts with a Type C Death Benefit. or with Contracts that include the BenefitAccess Rider.
Living Needs BenefitSM Rider - The Living Needs BenefitSM Rider may be available on your Contract. There is no charge for adding the benefit to a Contract. However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted. The Living Needs BenefitSM Rider is not available with Contracts that include the BenefitAccess Rider.
The Living Needs BenefitSM allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist. The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value.
All or part of the Contract's Death Benefit may be accelerated. If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs BenefitSM claim is $50,000. However, we currently have an administrative practice to allow a reduced minimum of $25,000. We reserve the right to discontinue this administrative practice in a non-discriminatory manner and we will notify you prior to discontinuing this practice.
The Terminal Illness Option is available on the Living Needs BenefitSM Rider when a licensed physician certifies the insured as Terminally Ill with a life expectancy of six months or less. When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs BenefitSM. The Contract Owner will receive this benefit in a single sum. No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of Living Needs BenefitSM that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation. Adding the Living Needs BenefitSM to the Contract has no adverse consequences; however, electing to use it could. With the exception of certain business-related Contracts, the Living Needs BenefitSM is excluded from income if the insured is Terminally Ill or Chronically Ill as defined in any applicable tax law (although the exclusion in the latter case may be limited). You should consult a tax adviser before electing to receive this benefit. Receipt of a Living Needs BenefitSM payment may also affect your eligibility for certain government benefits or entitlements.
REQUIREMENTS FOR ISSUANCE OF A CONTRACT
Generally, the Contract may be issued on insureds through age 85 for Contracts with Type A (fixed) and Type B (variable) Death Benefits, through age 70 for Contracts with Type C (return of premium) Death Benefit. Currently, the minimum Basic Insurance Amount is $75,000 ($50,000 for insureds below the issue age of 18, $100,000 for insureds issue ages 76-80, and $250,000 for insureds issue ages 81 and above). The minimum Basic Insurance Amount for Contracts issued with a Type C (return of premium) Death Benefit is $250,000. See Types of Death Benefit.
We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred Best nonsmokers are offered more favorable cost of insurance rates than smokers. We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved. We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule. These are the current underwriting requirements. We reserve the right to change them on a non‑discriminatory basis.
Contract Date
There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age. This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.
PREMIUMS
Minimum Initial Premium
The Contract offers flexibility in paying premiums. The minimum initial premium is due on or before the Contract Date. It is the premium needed to start the Contract. The minimum initial premium is equal to 9% of the Limited No-Lapse Guarantee Premium, including all extras and additional premiums for optional riders and benefits, for Contracts with Type A (fixed) and Type B (variable) Death Benefits. The minimum initial premium is equal to 9% of the Short Term No-Lapse Guarantee Premium for Contracts with Type C (return of premium) Death Benefit. There is no insurance under the Contract unless at least the minimum initial premium is paid. Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.
We may require an additional premium if deductions from the premium payments and any Contract Fund charges due on or before the payment date exceed the minimum initial premium. We reserve the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund. Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous. If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options. Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest. If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract. We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance. See Tax Treatment of Contract Benefits.
Generally, the net amount of the minimum initial premium will be placed in the Contract Fund as of the Contract Date. If we do not receive your initial premium on or before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office. See Allocation of Premiums. In no case will the premium be applied with an effective date that precedes the date of this offering.
Available Types of Premium
After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments. Two possible patterns of premiums are described below. Contracts with no riders or extra risk charges will have level premiums for the premium types described below. Understanding them may help you understand how the Contract works.

•
Short Term No-Lapse Guarantee Premiums are premiums that, if paid as described in the No-Lapse Guarantee section, will keep the Contract in-force during the Short Term No-Lapse Guarantee period regardless of investment performance and assuming no loans, withdrawals, or Contract changes . All Contracts offer a Short Term No-Lapse Guarantee period. If you choose to continue a No-Lapse Guarantee beyond this period, you will have to begin paying premiums higher than the Short Term No-Lapse Guarantee Premium. Contracts with Type C Death Benefit do not offer a guarantee beyond the Short Term No-Lapse Guarantee period.

•
Limited No-Lapse Guarantee Premiums are premiums that, if paid as described in the No-Lapse Guarantee section, will keep the Contract in-force during the Limited No-Lapse Guarantee period regardless of investment performance and assuming no loans, withdrawals, or Contract changes. Contracts with Type C Death Benefit do not offer the No-Lapse Guarantee for this period.

The No-Lapse Guarantee periods are described under No-Lapse Guarantee. The length of the No-Lapse Guarantee depends on the Contract's initial Death Benefit type. See No-Lapse Guarantee. When you purchase a Contract, your Pruco Life of New Jersey representative can tell you the Short Term No-Lapse Guarantee and Limited No-Lapse Guarantee Premium amounts.
We can bill you for the amount you select annually, semi-annually, or quarterly. Because the Contract is a flexible premium Contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount. The Contract will remain in-force if: (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract Debt or (2) you have paid sufficient premiums, as described in the No-Lapse Guarantee section, to meet the No-Lapse Guarantee conditions and Contract Debt is not equal to or greater than the Contract Fund, less any applicable surrender charges. You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount. We will then draft the same amount from your account on the same date each month. When you apply for the Contract, you and your Pruco Life of New Jersey representative should discuss how frequently you would like to be billed (if at all) and for what amount.
Processing and Valuing Transactions
Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

•	trading on the NYSE is restricted;

•	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

•	the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Allocation of Premiums
On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium. During the 10 day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the money market investment option as of the end of the Valuation Period in which it is received in Good Order at the Payment Office. The first monthly deductions are made after the remainder of the initial premium and any other net premium is allocated to the money market investment option. After the tenth day, these funds, adjusted for any investment results, will be transferred out of the money market investment option and allocated according to your current premium allocation. The transfer from the money market investment option on the tenth day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract Year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers. If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested.
The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments. The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions. The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time). With respect to any initial premium payment received before the contract date and any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.
Provided the Contract is neither in default, nor in-force under the provisions of the Overloan Protection Rider or the terms of the BenefitAcess Rider, you may change the way in which subsequent premiums are allocated by providing your request to us in Good Order at a Service Office. Allocation changes may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot change premium allocations by phone, fax, or website. See Assignment. There is no charge for reallocating future premiums. All percentage allocations must be in whole numbers. For example, 33% can be selected but 33⅓% cannot. Of course, the total allocation to all selected investment options must equal 100%.
When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option. While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option. See BenefitAccess Rider.

Transfers/Restrictions on Transfers
You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option. Additional transfers may be made only with our consent. Currently, we will allow you to make additional transfers. For the first 20 transfers in a calendar year, you may transfer amounts by providing your request to us in Good Order at a Service Office. Transfers may generally be made by mail, phone, fax, or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone, fax, or website. See Assignment.
After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they bear an original signature in ink, are received in Good Order at a Service Office, and are sent to us by U.S. regular mail. After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or website will be rejected, even in the event that it is inadvertently processed.
Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.
There is no transaction charge for the first 12 transfers per Contract Year among investment options. We may charge up to $25 for each transfer made exceeding 12 in any Contract Year. Currently, we do not charge a fee for transfers.
Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year. In the future, we may count such transfers towards the limit.
Transfers out of the money market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract Year or the 20 transfers per calendar year.
You may also transfer amounts from the Variable Investment Option to the Fixed Rate Option at anytime within 18 months from the Contract Date, and within the later of 60 days from the effective date of a material change in the investment policy of a Variable Investment Option and 60 days from the notice of that change, with no restriction. Such transfers do not count toward the 12 transfers allowed in each Contract Year.
Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office. The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options. In the latter case, as with premium reallocations, the percentages must be in whole numbers.
We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine. We will not be held liable for following telephone instructions that we reasonably believe to be genuine. We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.
Generally, only one transfer from the Fixed Rate Option will be permitted during each Contract Year. The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of: (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.
If you exercise the Overloan Protection Rider, we will then transfer any amounts you have in the Variable Investment Options to the Fixed Rate Option. The transfer is not counted as one of the 12 transfers we allow per Contract Year and there is no charge. Transfers out of the Fixed Rate Option and into the Variable Investment Options will not be permitted while your Contract is kept in-force under the Overloan Protection Rider.
When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option. While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option. See BenefitAccess Rider.
The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers. Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options. Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners. If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers. We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner. We will immediately notify you at the time of a transfer request if we exercise this right.
Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived. However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations. Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.
The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund. In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.
The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option. Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us. The fee will be deducted from your Contract Value to the extent allowed by law. At present, no Fund has adopted a short-term trading fee.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Dollar Cost Averaging
As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA"). Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA money market investment option into other Variable Investment Options available under the Contract (excluding the Fixed Rate Option). If DCA allocates money to a Variable Investment Option at a time when the Fund no longer accepts additional investments, automatic transfers to that Variable Investment Option will be directed to the PSF Government Money Market Portfolio. You may choose to have periodic transfers made monthly or quarterly. DCA transfers will not begin until the Monthly Date after 10 days following your receipt of the Contract.
Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date. Automatic transfers will continue until: (1) $50 or less remains of the amount designated for dollar cost averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature. Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year. We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.
When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option. While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option. Dollar cost averaging will not be allowed. See BenefitAccess Rider. Dollar cost averaging will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider. See Overloan Protection Rider.
Auto-Rebalancing
As an administrative practice, we are currently offering a feature called Auto‑Rebalancing. This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively, and investment results cause that split to change. You may instruct that those assets be rebalanced to your original or different allocation percentages. Auto-rebalancing is not available until the Monthly Date after 10 days following your receipt of the Contract.
Auto‑rebalancing can be performed on a quarterly, semi-annual, or annual basis. Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date. The Fixed Rate Option cannot participate in this administrative procedure. If auto-rebalancing involves allocating to a Fund that became closed to additional investments, the auto-rebalancing feature will be turned off. Currently, a transfer that occurs under the auto-rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year. We reserve the right to change this practice, modify the requirements, or discontinue the feature in a non-discriminatory manner. We will notify you prior to changing, modifying, or discontinuing this feature.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option. While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option. Auto-rebalancing will not be allowed. See BenefitAccess Rider. Auto-rebalancing will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider. See Overloan Protection Rider.
DEATH BENEFITS
When Death Benefit Proceeds Are Paid
Generally, we will pay any Death Benefit within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The Death Benefit is determined as of the date of death.
We may delay payment of proceeds from the Variable Investment Option(s) and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
Death Claim Settlement Options
The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain the options upon request.
In addition to the available settlement options, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's Alliance Account settlement option (the "Alliance Account"). If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works. Amounts in an Alliance Account may be withdrawn by the beneficiary at any time. Any Pruco Life of New Jersey representative authorized to sell this Contract can explain this option upon request.
Types of Death Benefit
You may select from three types of Death Benefit at issue. A Contract with a Type A (fixed) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount. Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See PREMIUMS and How a Contract's Cash Surrender Value Will Vary.
A Contract with a Type B (variable) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Contract Fund. Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value. However, the increase in the Cash Surrender Value for a Contract with a Type B Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A Death Benefit because a Type B Death Benefit has a greater cost of insurance charge due to a greater net amount at risk. As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract. We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See PREMIUMS and How a Contract's Cash Surrender Value Will Vary.
A Contract with a Type C (return of premium) Death Benefit has a Death Benefit. The Death Benefit is generally equal the Basic Insurance Amount plus the total premiums paid into the Contract less withdrawals. The total premiums, less withdrawals, is not accumulated with interest. The Death Benefit on a Contract with a Type C Death Benefit is limited to the Basic Insurance Amount plus an amount equal to the: Type C Limiting Amount multiplied by the Type C Death Benefit Factor plus the Contract Fund. See the Contract Limitations section of your Contract. Within limits, this Death Benefit type allows the beneficiary, in effect, to recover the cost of the Contract, plus a predetermined rate of return, upon the death of the insured. Favorable investment performance and payment of additional premiums will generally increase the Contract's Cash Surrender Value. However, the increase in the Cash Surrender Value for a Type C Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A Death Benefit because a Type C Death Benefit has a greater cost of insurance charge due to a greater net amount at risk. The increase in Cash Surrender Value for a Contract with a Type C Death Benefit may be more or less than the increase in Cash Surrender Value for a Contract with a Type B Death Benefit depending on earnings, the Type C interest rate you chose, and the amount of any withdrawals. If you take a withdrawal, it is possible for a Contract with a Type C Death Benefit to fall below the Basic Insurance Amount. We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See PREMIUMS and How a Contract’s Cash Surrender Value Will Vary.
Contract Owners of Contracts with a Type A Death Benefit should note that any withdrawal may result in a reduction of the Basic Insurance Amount and the deduction of any applicable surrender charges. We will not allow you to make a withdrawal that will decrease the Basic Insurance Amount below the minimum Basic Insurance Amount. For Contracts with a Type B Death Benefit and Contracts with a Type C Death Benefit, withdrawals will not change the Basic Insurance Amount. See Withdrawals.
The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit
You may change the type of Death Benefit any time after issue and subject to our approval. We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. The Basic Insurance Amount after a change may not be lower than the minimum Basic Insurance Amount applicable to the Contract. See REQUIREMENTS FOR ISSUANCE OF A CONTRACT. We may deduct a transaction charge of up to $25 for any change in the Basic Insurance Amount, although we do not currently do so. A type change that reduces the Basic Insurance Amount may result in the assessment of surrender charges. See CHARGES AND EXPENSES.
If you are changing your Contract from a Type A Death Benefit to a Type B Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.
If you are changing your Contract from a Type B Death Benefit to a Type A Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.
If you are changing your Contract from a Type C Death Benefit to a Type A Death Benefit, we will change the Basic Insurance Amount by adding the lesser of (a) the total premiums paid minus total withdrawals to this Contract, both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor. The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages.
If you are changing your Contract from a Type C Death Benefit to a Type B Death Benefit, we first find the difference between: (1) the Contract Fund and (2) the lesser of (a) the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor. The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages. If (2) is larger than (1), we will increase the Basic Insurance Amount by that difference. If (1) is larger than (2), we will reduce the Basic Insurance Amount by that difference.
You may change your Contract’s Death Benefit type after issue, however, if you choose a Type A Death Benefit or a Type B Death Benefit at issue, you will not be able to change to a Type C Death Benefit thereafter. If you change a Type C Death Benefit to a Type A Death Benefit or a Type B Death Benefit after issue, you will not be able to change back to a Type C Death Benefit. We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.
The following chart illustrates the changes in Basic Insurance Amount with each change of Death Benefit type described above. The chart assumes a $50,000 Contract Fund and a $300,000 Death Benefit. For changes from a Type C Death Benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

Basic Insurance Amount
FROM	TO
Type A $300,000	Type B $250,000	Type C N/A
Type B $250,000	Type A $300,000	Type C N/A
Type C $260,000	Type A $300,000	Type B $250,000
You may request a change in the type of Death Benefit by sending us a request in Good Order to our Service Office. If the change is approved, we will recalculate the Contract's charges and appropriate tables and send you new Contract data pages. We may require you to send us your Contract before making the change. There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous. See Tax Treatment of Contract Benefits.
When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, your Contract’s Death Benefit type must changed to Type A (if not already so) and remain as Type A for the duration of the Contract. See BenefitAccess Rider.
No-Lapse Guarantee
If you pay one of the two No-Lapse Guarantee Premiums as described below, we will guarantee that your Contract will not lapse as a result of unfavorable investment performance, and a Death Benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero. The No-Lapse Guarantee is based on premium payments and is not a benefit you need to elect. Withdrawals and outstanding Contract loans may adversely affect the status of the No-Lapse Guarantee. See Withdrawals and Loans.
How We Calculate and Determine if You Have a No-Lapse Guarantee
We calculate your Contract's Accumulated Net Payments on the Contract Date and on each Monthly Date thereafter. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals accumulated at 4%. For Contracts that had previously lapsed because of excess Contract Debt, also subtract the Contract Debt in effect at the time of lapse accumulated at 4% starting at the date of default. If you have an outstanding Contract loan, a No-Lapse Guarantee will not keep the Contract in-force.

We also calculate No-Lapse Guarantee Values. These are values used solely to determine if a No-Lapse Guarantee is in effect and vary by Basic Insurance Amount, issue age, sex, underwriting classification, and any optional benefits selected. These are not cash values that you can realize by surrendering the Contract, nor are they payable Death Benefits.
On each Monthly Date, we will compare your Accumulated Net Payments to the No-Lapse Guarantee Value. If your Accumulated Net Payments equal or exceed the No-Lapse Guarantee Value, and the Contract Debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.
No-Lapse Guarantee Premiums and No-Lapse Guarantee Periods Available Under Your Contract
There are two No Lapse Guarantee Premiums that correspond to the No Lapse Guarantee periods; the Short Term No-Lapse Guarantee Premiums and the Limited No-Lapse Guarantee Premiums, which are payment levels that are compared to the No-Lapse Guarantee Values. This is a flexible premium payment Contract and you may make payments at any time. The description below assumes you pay the No Lapse Guarantee Premium at the beginning of each Contract Year. If you make any premium payments after the beginning of each Contract Year you may need to pay more premiums because the Accumulated Net Payments will be less due to reduced interest accumulation than if you paid at the beginning of the Contract Year.
1) All Contracts have a Short Term No-Lapse Guarantee period. A Contract with a Type C Death Benefit will only have a Short Term No-Lapse Guarantee available Payment of the Short Term No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees that your Contract will not lapse during the Short Term No-Lapse Guarantee period, assuming there are no loans or withdrawals. However, continued payment of the Short Term No-Lapse Guarantee Premium after this period will not assure that your Contract's Accumulated Net Payments will continue to meet the No-Lapse Guarantee Values and prevent the Contract from lapsing. See PREMIUMS.
2) The Limited No-Lapse Guarantee Period is available for all contracts other than those with a Type C Death Benefit. If you want a longer No-Lapse Guarantee, paying the Limited No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees your Contract against lapse during the Limited No-Lapse Guarantee period, assuming no loans or withdrawals.
The Short Term No-Lapse Guarantee period is 8 years after issue (6 years for ages 60 and older). The Limited No-Lapse Guarantee period lasts until the later to occur of the Contract Anniversary that the insured reaches Attained Age 75 or 10 years after issue.
The following tables provide sample Short Term No-Lapse and Limited No-Lapse Guarantee Premiums (to the nearest dollar). The examples assume: (1) the insured is a male, Preferred Best underwriting class; (2) a $500,000 Basic Insurance Amount; and (3) no extra benefit riders have been added to the Contract.

Illustrative Annual Premiums
Age of insured at issue	Type of Death Benefit Chosen	Short Term No-Lapse Guarantee Premium	Limited No-Lapse Guarantee Premium
35	Type A	$1,975	$3,300
35	Type B	$1,975	$3,480
35	Type C	$1,975	N/A
55	Type A	$5,395	$8,070
55	Type B	$6,080	$8,115
55	Type C	$6,080	N/A
75	Type A	$20,835	$50,380
75	Type B	$24,630	$52,135
75	Type C	N/A	N/A
Maintaining the No-Lapse Guarantee
Paying the Short Term No-Lapse or Limited No-Lapse Guarantee Premiums at the start of each Contract Year is one way of reaching the No-Lapse Guarantee Values; it is certainly not the only way. The No-Lapse Guarantee allows considerable flexibility as to the timing of premium payments. Your Pruco Life of New Jersey representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the No-Lapse Guarantee Values.
When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining a No-Lapse Guarantee. For example, if you desire the Limited No-Lapse Guarantee until the later to occur of the insured's Attained Age 75 or 10 years after issue, you may prefer to pay at least the Limited No-Lapse Guarantee Premium in all years, rather than paying the lower Short Term No-Lapse Guarantee Premium in the first eight years after issue (six years for issue ages 60 and above). If you pay only the Short Term No-Lapse Guarantee Premium in the first eight years (six years for issue ages 60 and above), you will need to pay more than the Limited No-Lapse Guarantee Premium at the beginning of the 9th year (7th year for issue ages 60 and above) in order to continue the No-Lapse Guarantee.
For example assume: (1) an insured male age 27, Nonsmoker underwriting class (2) a $500,000 Basic Insurance Amount; Type B Death Benefit; no extra benefit riders, and (3) no loans. The Short Term No-Lapse Guarantee Premium would be $1,725, which if paid at the beginning of each year from Contract issue, would provide the Short Term No-Lapse Guarantee for 8 years. The accumulated premiums at 4% less withdrawals accumulated at 4% would be $16,531. The Limited No-Lapse Guarantee premium would be $2,700, which if paid at the beginning of each year from Contract issue, would provide the Limited No-Lapse Guarantee for 40 years. However, if the individual in this example paid $1,725 annually from Contract issue for 8 years and then decided he wanted the Limited No-Lapse Guarantee, he would have to pay enough premium so that the accumulated premiums at 4% less withdrawals accumulated at 4% would be $29,717 at the end of year 9.
In addition, it is possible that the payment required to continue the guarantee beyond the Short Term No-Lapse Guarantee period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract. See Tax Treatment of Contract Benefits.
Decreases in Basic Insurance Amount
You have the option of decreasing the Basic Insurance Amount of your Contract without withdrawing any Cash Surrender Value. If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.
The following conditions must be met:

(a)	The amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance Amount shown under Contract Limitations in your Contract’s data pages;

(b)	The Basic Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount shown under Contract Limitations in your Contract’s data pages;

(c)	The Contract must not be in default;

(d)	The surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund;

(e)	If we ask you to do so, you must send us the Contract to be endorsed;

(f)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider; and

(g)	You must not have exercised the Chronic Illness option under the BenefitAccess Rider.
If we approve the decrease, we will send you new Contract data pages showing the amount and effective date of the change and the recalculated charges, values, and limitations. Currently, no transaction charge is being made in connection with a decrease in the Basic Insurance Amount. However, we reserve the right to charge such a fee in an amount of up to $25.
We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code. See Tax Treatment of Contract Benefits.
It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract. See Tax Treatment of Contract Benefits. You should consult with your tax adviser and your Pruco Life of New Jersey representative before requesting any decrease in Basic Insurance Amount.
CONTRACT VALUES
How a Contract's Cash Surrender Value Will Vary
The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charges and less any Contract Debt. The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option(s);

(2)	interest credited on any amounts allocated to the Fixed Rate Option;

(3)	interest credited on any loan; and

(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.
The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted, the monthly deductions described under CHARGES AND EXPENSES, any withdrawals or accelerated benefits, and any added persistency credit. See Withdrawals, RIDERS, and Persistency Credit. Upon request, we will tell you the Cash Surrender Value of your Contract. It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract Debt.
Persistency Credit
On each Monthly Date, if your Contract has been in-force at least 6 years and is not in default, we will credit your Contract Fund with an additional amount (“persistency credit”) for keeping your Contract in-force. The annual persistency credit rate is 0.25%. The persistency credit is based on reduced costs in later Contract Years and applies to Contracts that remain in-force.
The following chart illustrates an example of a Contract with $100,000 of Contract Fund, net of outstanding loans. In this example the persistency credit is calculated using the annual rate of 0.25% of the Contract Fund, net of outstanding loans, but is expressed as a monthly rate to reflect that the amount is credited monthly. The credited amount will be allocated to the investment options in the same manner as premiums are allocated.

Determination of Sample Persistency Credit
Contract Fund (net of outstanding loans)	$100,000.00
Monthly Credit Rate	0.020809%
Persistency Credit Amount	$20.81

New Contract Fund (net of outstanding loans)	$100,020.81
On and following the 6th Contract Anniversary, if your Contract is in-force, we will credit your Contract Fund with the calculated amount for that Monthly Date. If your Contract is in default or has lapsed, we will not credit your Contract with the persistency credit. The calculated amount that would have been credited during the time your Contract was in default or lapsed will not be made up if your Contract is reinstated. However, if your Contract is reinstated, we will begin calculating a persistency credit on the Monthly Date following the reinstatement date. The persistency credit will not change the status of your Contract if your cash value is zero or less. No persistency credit will be calculated on the amount of any Contract loan.
Loans
You may borrow an amount up to the current loan value of your Contract less any existing Contract Debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. There is no minimum loan amount.
Interest charged on a loan accrues daily. We charge interest on the full loan amount, including all unpaid interest. Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first. If interest is not paid when due, we will increase the loan amount by any unpaid interest. We charge interest at an effective annual rate of 2% for standard loans.
Any amount you borrow on or after the 10th Contract Anniversary will be considered a preferred loan. On the tenth Contract Anniversary, if the insured is living and the Contract is in force, any existing loan amount will automatically be converted to a preferred loan. Preferred loans are charged interest at an effective annual rate of 1.05%.
When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable. Unless you ask us to take the loan amount from specific Variable Investment Options and we agree, the reduction will be made in the same proportions as the value in each Variable Investment Option and the Fixed Rate Option bears to the total value of the Contract. While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund. It will be credited with interest at an effective annual rate of 1%. On each Monthly Date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date.
The Contract Debt is the amount of all outstanding loans plus any interest accrued but not yet due. If, on any Monthly Date, the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default. The No-Lapse Guarantee will not prevent default under those circumstances. We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive Cash Surrender Value and thus keep the Contract in-force. If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates. If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.
If your Contract includes the Overloan Protection Rider and you meet the requirements to exercise the rider, you may have protection against lapse due to excessive Contract Debt. See Overloan Protection Rider.
No persistency credit will be calculated on the amount of any Contract loans. See Persistency Credit.
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate. Distributions are subject to income tax. Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.
A loan will not cause the Contract to lapse as long as Contract Debt does not equal or exceed the Contract Fund, less any applicable surrender charges. Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See Tax Treatment of Contract Benefits.
Any Contract Debt will directly reduce a Contract's Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable. In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made. If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.
Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest. Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.
Loan repayments will be applied towards the loan according to when they are received. Loan interest is due on your Contract Anniversary. If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due. Any loan repayment amount exceeding the interest due is applied towards the existing principal amount.

If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount. For any repayment exceeding the principal amount, we will apply the remainder of the loan repayment towards the interest due.
When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the repaid portion of the loan since the last transaction date. We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date. If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options. We reserve the right to change the manner in which we allocate loan repayments.
Loan repayments are required when exercising either option of the BenefitAccess Rider. See BenefitAccess Rider.
Withdrawals
You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(1)	We must receive a request for the withdrawal in Good Order at our Service Office.

(2)
Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting (a) any charges associated with the withdrawal and (b) an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.

(3)	The withdrawal amount must be at least $500.

(4)	The Basic Insurance Amount after withdrawals must be at least equal to the minimum Basic Insurance Amount shown in the Contract.

(5)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.

(6)	You must not be receiving Benefit Payments under the BenefitAccess Rider.
We may charge an administrative processing fee for each withdrawal of up to $25. Currently, we do not charge a fee for withdrawals. A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the Cash Surrender Value may have tax consequences. See Tax Treatment of Contract Benefits.
Whenever a withdrawal is made, the Death Benefit may immediately be reduced by at least the amount of the withdrawal. The withdrawal may also decrease the Basic Insurance Amount, which may result in the deduction of a surrender charge. Withdrawals from Contracts with a Type B Death Benefit or Contracts with a Type C Death Benefit, will not change the Basic Insurance Amount. However, withdrawals from Contracts with a Type A Death Benefit may require a reduction in the Basic Insurance Amount. If a decrease reduces the Basic Insurance Amount below the surrender charge threshold, a surrender charge may be deducted. See Surrender Charges. It is possible a withdrawal from a Contract with a Type A Death Benefit will not decrease the Basic Insurance Amount if the Contract Fund has grown to the point where the base Contract’s Death Benefit has been increased as required by the Internal Revenue Code's definition of life insurance test. See Tax Treatment of Contract Benefits.
No withdrawal will be permitted from a Contract with a Type A Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount shown under Contract Limitations in your Contract’s data pages. It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life of New Jersey representative. See Tax Treatment of Contract Benefits.
Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount that results in your Contract being classified as a Modified Endowment Contract. The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed. We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.
When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. Withdrawals may also affect whether a Contract is kept in-force under the No-Lapse Guarantee, since withdrawals decrease your Accumulated Net Payments. See No-Lapse Guarantee.
Withdrawals are not allowed while receiving Benefit Payments under the BenefitAccess Rider. See BenefitAccess Rider.
A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.
Surrender of a Contract
You may surrender your Contract at any time for its Cash Surrender Value (referred to as Net Cash Value in the Contract) while the insured is living. To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office; the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office. Surrender of a Contract may have tax consequences. See Tax Treatment of Contract Benefits.
Fixed reduced paid-up insurance is an alternative to surrendering your Contract. Fixed reduced paid-up insurance provides paid-up insurance, the amount of which will be paid when the insured dies. There will be cash values and loan values. The loan interest rate for fixed reduced paid-up insurance is 5.5%. Upon surrender of the Contract, the amount of fixed reduced paid-up insurance depends upon the Cash Surrender Value and the insured’s issue age, sex, smoker/nonsmoker status, and the length of time since the Contract Date.
Additional requirements exist if you are exchanging your Contract for a new one at another insurance company. We specifically require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer. The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office. Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.
When Proceeds Are Paid
Generally, we will pay any Cash Surrender Value, loan proceeds, or withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request.
We may delay payment of proceeds from the Variable Investment Option(s) if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.
We have the right to delay payment of the Cash Surrender Value (including surrenders of fixed reduced paid-up Contracts) attributable to the Fixed Rate Option for up to six months. We will pay interest of at least 1.5% per year if such a payment is delayed for more than 10 days.
LAPSE AND REINSTATEMENT
We will determine the value of the Contract Fund on each Monthly Date. If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under a No-Lapse Guarantee, assuming there are no outstanding loans. See No-Lapse Guarantee. Separately, if the Contract Debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default. Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default. A 61-day grace period will begin from the date the notice of default is mailed. Your payment must be received or postmarked within the 61-day grace period or the Contract will end and have no value. To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office. A Contract that lapses with an outstanding Contract loan may have tax consequences. See Tax Treatment of Contract Benefits. We reserve the right to change the requirements to reinstate a lapsed Contract.
A Contract that ended in default may be reinstated within five years from the date of default, if the following conditions are met:

(a)	We receive a written request for reinstatement in Good Order at our Service Office;

(b)	Renewed evidence of insurability is provided on the insured;

(c)	Submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for three months from the date of reinstatement; and

(d)	The Insured is living on the date the Contract is reinstated.
The reinstatement date will be the date we approve your request. We will deduct all required charges from your payment and the balance will be placed into your Contract Fund. If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.
TAXES
Tax Treatment of Contract Benefits
This summary provides general information on the federal income tax treatment of the Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax adviser for complete information and advice.
Treatment as Life Insurance. The Contract must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of the Contract’s investments. For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.
In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests: (1) Cash Value Accumulation Test or (2) Guideline Premium Test. At issue, the Contract Owner chooses which of these two tests will apply to their Contract. This choice cannot be changed thereafter.
Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases. The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor. For example, the Attained Age factors for a male, age 27, nonsmoker, range from 6.34 in the first year to 1.00 at age 121. A listing of Attained Age factors can be found on your Contract’s data pages.
Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit. In addition, there is a minimum ratio of Death Benefit to cash value associated with this test. This ratio, however, is less than the required ratio under the Cash Value Accumulation Test. Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test. The Attained Age factors under the Guideline Premium test are based on the Attained Age of the insured. For example, the Attained Age factors for an insured age 27 range from 2.50 in the first year to 1.00 at age 95.
The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract. In addition, the Guideline Premium Test is required for the definition of life insurance if you choose to have the Overloan Protection Rider. See Overloan Protection Rider. You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.
We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes, and

•	we may refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.
Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.
The contract may not qualify as life insurance under federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the contract after the insured reaches age 100.
Pre-Death Distributions. The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.
Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate. Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed). We will notify you if a premium or a change in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options. You should first consult a tax adviser and your Pruco Life of New Jersey representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.
Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets. Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the

Contract qualifies as life insurance for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.
Withholding. You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.
Other Tax Considerations. If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.
BenefitAccess Rider. The benefits paid under the rider are intended to be treated as accelerated Death Benefits under the Internal Revenue Code Section 101(g)(1). Accelerated Benefit Payments due to Chronic Illness are subject to limits imposed by the federal government and any amounts received in excess of these limits are includable in gross income. Federal tax law requires that you receive a Recertification of Chronic Illness every 12 months to retain eligibility for income tax free treatment of benefits. The rider is not intended to be a qualified long term care insurance contract under section 7702B of the Internal Revenue Code nor is it intended to eliminate the need for insurance of these types. Any benefit received under the rider may impact the recipient’s eligibility for Medicaid or other government benefits. In some circumstances, accelerated benefits paid under the rider may be taxable as income. The exclusion from income tax for accelerated Death Benefits does not apply to any amounts paid to a Contract Owner other than the insured if the Contract Owner has an insurable interest with respect to the life of the insured by reason of the insured being an officer, employee or director of the Contract Owner or by reason of the insured being financially interested in any trade or business carried on by the Contract Owner. In addition, special rules apply to determine the taxability of benefits when there is more than one Contract providing accelerated benefits on account of Chronic Illness and/or other insurance policies on the insured that will pay similar benefits, and more than one Contract Owner. We do not provide tax advice. We advise you to seek the help of a professional tax advisor for assistance with any questions you may have.
Business-Owned Life Insurance. If a business, rather than an individual, is the owner of the Contract, there are some additional rules. Business Contract Owners generally cannot deduct premium payments. Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995. An exception permits the deduction of interest on Contract loans on Contracts for up to 20 key persons. The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person. The corporate alternative minimum tax also applies to business-owned life insurance. This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.
For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis. Life insurance Death Benefits will continue to be generally income tax free if, prior to Contract issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the Contract was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable contract holder. Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.
Company Taxes
Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. Currently, these taxes are not significant and they are not charged against the Account. If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.
The earnings of the Account are taxed as part of our operations. Currently, no charge is being made to the Account for our federal income taxes, other than the 0.75% charge for federal income taxes measured by premiums. See Premium Based Administrative Charge. We periodically review the question of a charge to the Account for our federal income taxes. We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. We do not pass these tax benefits through to Contract Owners with investments in Separate Account assets because (i) the Contract Owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the Contract.
DISTRIBUTION AND COMPENSATION
Pruco Securities, LLC (“Pruco Securities”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003, under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities’ principal business address is 751 Broad Street, Newark, New Jersey 07102. Pruco Securities serves as principal underwriter of the individual variable insurance Contracts issued by us. The Contract was sold by registered representatives of Pruco Securities who are also our appointed insurance agents under state insurance law. The Contract may have also been sold through other broker-dealers authorized by Pruco Securities and applicable law to do so. Pruco Securities received gross distribution revenue for its variable life insurance products of $100,714,661 in 2016, $97,551,382 in 2015, and $81,216,863 in 2014. Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $2,574,216 in 2016, $2,464,259 in 2015, and $2,359,868 in 2014. Pruco Securities offers the Contract on a continuous basis.
Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules. The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. Compensation is based on a premium value referred to as the Commissionable Target Premium. The Commissionable Target Premium is equal to the first year's surrender charge (which is found in your Contract Data pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charges section of this prospectus. The Commissionable Target Premium will vary by issue age, sex, smoker/nonsmoker, substandard rating class, and any riders selected by the Contract Owner. For Type B Death Benefit Contracts, the Commissionable Target Premium, Sales Load Target Premium and Surrender Charge Target Premiums will vary from Contracts with Type A or Type C Death Benefit.
Broker-dealers will receive compensation of up to 99% of premiums received in the first 12 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium, up to 22% of Commissionable Target Premium received in year two, up to10% in years three and four, and up to 8.5% of the Commissionable Target Premium received in years five through 10. Moreover, broker-dealers will receive compensation of up to 4% on premiums received in year one, up to 3% on premiums received in years two through four, and up to 2.5% on premiums received in years five through 10 to the extent that premiums paid in any year exceed the Commissionable Target Premium.
Pruco Securities registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.
In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.
A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2016) that received payment or accrued a payment amount with respect to variable product business during 2016 may be found in the Statement of Additional Information. The least amount paid or accrued and the greatest amount paid or accrued during 2016 were $1.00 and $9,126,201, respectively.
While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
LEGAL PROCEEDINGS
Pruco Life of New Jersey is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life of New Jersey and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life of New Jersey may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life of New Jersey may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Pruco Life of New Jersey, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Pruco Life of New Jersey’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Pruco Life of New Jersey’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Pruco Life of New Jersey’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life of New Jersey’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life of New Jersey’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of Pruco Securities to perform its contract with the Separate Account; or Pruco Life of New Jersey's ability to meet its obligations under the Contracts.
FINANCIAL STATEMENTS
Our audited consolidated financial statements are shown in the Statement of Additional Information to this prospectus and should be considered only as bearing upon our ability to meet its obligations under the Contract.
The Account’s audited financial statements are available in the Statement of Additional Information to this prospectus.
ADDITIONAL INFORMATION
We have filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. Certain portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.
To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household. You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life Insurance Company of New Jersey delivers this prospectus to contract owners that reside outside of the United States.
You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions about your Contract, please contact our Service Office at the phone number on the back cover or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.
Cyber Security Risks
We provide more information about cyber security risks associated with this Contract in the Statement of Additional Information.
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS
Activities of Daily Living (ADLs) - refer to basic human functional abilities including:
1.    Bathing - which means washing oneself by sponge bath or in either a tub or shower.
2.    Continence - which means the ability to maintain control of bowel or bladder function or, when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene, including caring for a catheter or colostomy bag.
3.    Dressing - which means putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs. Dressing does not include putting on or tying shoes.
4.    Eating - which means feeding oneself by getting food into the body from a receptacle, such as a plate, cup, or table or by feeding tube or intravenously. Eating does not include preparing a meal.
5.    Toileting - which means getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
6.    Transferring - which means moving into or out of a bed, chair or wheelchair. Transferring does not include the task of getting into and out of the tub or shower.
Accumulated Net Payments - The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.
Attained Age - The insured's age on the Contract Date plus the number of years since then.
Basic Insurance Amount - The total amount of life insurance as shown in the Contract and no riders.

Benefit Payment – The periodic or lump sum payment of the accelerated benefit.
Benefit Period - Under the Chronic Illness Option of the BenefitAccess Rider, a period of time not to exceed twelve consecutive months.
Benefit Year – Under the Chronic Illness Option of the BenefitAccess Rider, a period of twelve months that begins on the Monthly Date on or following the date you have satisfied all conditions for eligibility, including Recertification. Subsequent Benefit Years will begin no earlier than the end of the current Benefit Year.
Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge. Also referred to in the Contract as “Net Cash Value.”
Chronically Ill – An insured has been certified by a Licensed Health Care Practitioner as the following:
1. being unable to perform (without Substantial Assistance from another individual) at least two Activities for Daily Living (“ADLs”) for a period of at least 90 days due to a loss of functional capacity; or
2. requiring substantial supervision from another individual to protect such individual from threats to health and safety due to a Severe Cognitive Impairment; and
3. needing services pursuant to a Licensed Health Care Practitioner’s Plan of Care as set forth in Written Certification or Re-certification; and
4. is not expected to recover from the Chronic Illness

Contract - The variable universal life insurance Contract described in this prospectus.
Contract Anniversary - The same date as the Contract Date in each later year.
Contract Date -The date the Contract is effective, as specified in the Contract.
Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.
Contract Fund - The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.
Contract Owner - You. Unless a different owner is named in the application, the owner of the Contract is the insured.
Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.
Daily Benefit Limit Compound Rate - An interest rate used in conjunction with the Initial Daily Benefit Limit for determining the maximum monthly benefit payable under the Chronic Illness Option of the BenefitAccess Rider.
Death Benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.
Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 1%. Also referred to in the Contract as fixed investment option.
Fund/Portfolio/Variable Investment Options - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.
Good Order - An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Initial Daily Benefit Limit – The per diem limit in effect on the Contract Date and used in the calculation of the maximum monthly benefit payable under the Chronic Illness Option of the BenefitAccess Rider.
Licensed Health Care Practitioner – A physician, (as defined in section 1861(r)(1) of the Social Security Act) and any registered professional nurse, licensed social worker or other individual who meets such requirements as may be prescribed by the Secretary of Treasury, residing and practicing in the United States, legally authorized to practice medicine by the state in which he/she performs such function or action and who is acting within the scope of his/her license when he/she performs such function. May not be the insured, the Contract Owner, or a family member of the insured or Contract Owner.
Lifetime Benefit Amount - The maximum amount that can be accelerated during the lifetime of the insured under the Chronic Illness Option of the BenefitAccess Rider. For purposes of Benefit Payments, it is fixed at time of initial claim.
Limited No-Lapse Guarantee Premiums - Premiums that, if paid at the beginning of each Contract Year, will keep a Type A or a Contract with a Type B (variable) Death Benefit in-force until the insured's Attained Age 75, or if later, during the first 10 Contract Years, regardless of investment performance and assuming no loans or withdrawals.

Maximum Monthly Benefit Payment – The maximum amount that may be paid to you on a monthly basis once a claim has been approved under the Chronic Illness Option of the BenefitAccess Rider. This payment amount will be recalculated at the beginning of every Benefit Year.
Monthly Benefit Percent - The maximum allowable percentage of the Lifetime Benefit Amount that may be paid in a given month under the Chronic Illness Option of the BenefitAccess Rider.
Monthly Date - The Contract Date and the same date in each subsequent month.
No-Lapse Guarantee - Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse for a specified duration and a Death Benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans or withdrawals.
Payment Office - The office at which we process premium payments, loan payments, and payments to bring your Contract out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office. There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Plan of Care – A written plan for care designed especially for a Chronically Ill individual by a Licensed Health Care Practitioner. The Plan of Care should recommend the frequency and type of Services most suitable to meet the Chronically Ill individual’s need for substantial assistance or substantial supervision and the most appropriate type of providers for such Services.
Pruco Life Insurance Company of New Jersey - Pruco Life of New Jersey, us, we, our, or the Depositor. The company offering the Contract.
Recertification – Written documentation in a form satisfactory to us completed by a Licensed Health Care Practitioner, at your or the insured’s expense, certifying that the insured continues to meet all eligibility requirements. Recertification must be received prior to the start of each Benefit Year following the initial Benefit Year in order to continue receiving Benefit Payments under the Chronic Illness Option of the BenefitAccess Rider.
Sales Load Target Premium - A premium that is used to determine sales load based on issue age and rating class of the insured, and any extra risk charges or riders, if applicable.
Separate Account - Amounts under the Contract that are allocated to the Fund held by us in a Separate Account called the Pruco Life of New Jersey Variable Appreciable Account (the "Account" or the "Registrant"). The Separate Account is set apart from all of our general assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life Insurance Company of New Jersey conducts.
Service Office - The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 18176. Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Services – The necessary diagnostic, preventive, curing, treating, mitigating and rehabilitative services, and maintenance or personal care services which are required by a Chronically Ill individual and are provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner.
Severe Cognitive Impairment – A deficiency in a person’s short-term or long-term memory, orientation as to person, place, and time, deductive or abstract reasoning, or judgment as it relates to safety awareness, and that places the person at risk of harming himself/herself or others without substantial supervision.
Short Term No-Lapse Guarantee Premiums -Premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force during the first eight Contract Years (six Contract Years for issue ages 60 and above), regardless of investment performance and assuming no loans or withdrawals.
Substantial Assistance – Hands-on assistance from another person without which an individual receiving such assistance would be unable to perform the Activity of Daily Living. Hands-on assistance means the direct physical assistance of another person.
Substantial Supervision – Requiring continual supervision by another person to protect the individual from threats to health or safety due to Severe Cognitive Impairment and may include cueing by verbal prompting, gestures, or other similar demonstrations.
Terminally Ill – The insured has a medical condition that is reasonably expected to result in the insured’s death within six months or less.
Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).
Written Certification – Written documentation in a form satisfactory to us from a Licensed Health Care Practitioner, at your or the insured’s expense, certifying that the insured is Terminally Ill or Chronically Ill. Certification for a Chronically Ill insured must indicate whether the insured has a Plan of Care.

To Learn More About PruLife® Custom Premier II

The Statement of Additional Information (SAI) is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-112809. The SAI contains additional information about the Pruco Life of New Jersey Variable Appreciable Account. All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090. The SEC also maintains a Web site (http://www.sec.gov) that contains the PruLife® Custom Premier II SAI, material incorporated by reference, and other information about us. Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.
You can call us at 1-800-944-8786 to ask us questions, request information about the Contract, and obtain copies of the SAI, and personalized illustrations, without charge, or other documents. You can also view the SAI located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us at:
Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

Investment Company Act of 1940: Registration No. 811-03974

PART B:
INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION
The date of this Statement of Additional and of the related prospectuses is May 1, 2017.

Pruco Life of New Jersey Variable Appreciable Account (the Account)
Pruco Life Insurance Company of New Jersey
PruLife® Custom Premier II
VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS
This Statement of Additional Information is not a prospectus. Please review the PruLife® Custom Premier II prospectus (the “prospectus”), which contains information concerning the Contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-944-8786. You can also view the Statement of Additional Information located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us. The defined terms used in this Statement of Additional Information are as defined in the prospectus.
Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

GENERAL INFORMATION AND HISTORY
Description of Pruco Life Insurance Company of New Jersey
Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey", “us”, “we”, or “our”) is a stock life insurance company founded on September 17, 1982, under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities only in the states of New Jersey and New York.
Control of Pruco Life Insurance Company of New Jersey
Pruco Life of New Jersey is a wholly-owned subsidiary of Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a stock life insurance company founded on October 13, 1875, under the laws of the state of New Jersey. Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering wide range of insurance, investment management, and other financial products and services. The principal Executive Office of each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.
As Pruco Life of New Jersey’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life of New Jersey, Pruco Life and Prudential. However, neither Prudential Financial, Prudential, Pruco Life, nor any other related company has any legal responsibility to pay amounts that Pruco Life of New Jersey may owe under the Contract. Pruco Life of New Jersey and Pruco Life’s principal Executive Office is 213 Washington Street, Newark, New Jersey 07102.
State Regulation
Pruco Life of New Jersey is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.
Pruco Life of New Jersey is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.
In addition to the annual statements referred to above, Pruco Life of New Jersey is required to file with New Jersey and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.
Records
We maintain all records and accounts relating to the Account at our Principal Executive Office. As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.
Services and Third Party Administration Agreements
Pruco Life of New Jersey and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life of New Jersey various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential. Pruco Life of New Jersey reimburses Prudential for its costs in providing such services. Under this Agreement, Pruco Life of New Jersey has reimbursed Prudential $16,925,435 in 2016, $14,159,949 in 2015, and $10,522,428 in 2014, of which the life business accounted for $7,037,114, $5,792,204, and $3,845,120, respectively.
Under this Agreement, Prudential furnishes Pruco Life of New Jersey the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account. As soon as the Pruco Life of New Jersey death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.
Our individual life reinsurance treaties covering PruLife® Custom Premier II Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis. Reinsurance is on a first-dollar quota share basis, with Pruco Life of New Jersey retaining 10% of the face amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential. Prudential then reinsures some portion of this business with various reinsurers.
TransCentra, Inc. ("TransCentra") is a billing and payment services provider for Prudential, Pruco Life, and Pruco Life of New Jersey. TransCentra received $1,507,087 in 2016, $1,620,970 in 2015, and $1,718,271 in 2014 from Prudential for services rendered. TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.

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Cyber Security
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
INITIAL PREMIUM PROCESSING
In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium in Good Order.
Upon receipt of a request for life insurance from a prospective Contract owner, Pruco Life of New Jersey will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed Insured is insurable. The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Insured before a determination can be made. A Contract cannot be issued, (i.e., physically issued through Pruco Life of New Jersey’s computerized issue system) until this underwriting procedure has been completed.
These processing procedures are designed to provide temporary life insurance coverage to every prospective Contract owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement. Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.
The Contract Date is the date specified in the Contract. This date is used to determine the insurance age of the proposed insured. It represents the first day of the Contract year and therefore determines the Contract Anniversary and Monthly Dates. It also represents the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

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If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application. If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.
If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above. The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received in Good Order.
If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received in Good Order from the Contract Owner and the Contract is delivered.
There is one principal variation from the foregoing procedure. If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.
In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS
Legal Considerations Relating to Sex-Distinct Premiums and Benefits
The Contract generally employs mortality tables that distinguish between males and females. Thus, premiums and benefits differ under Contracts issued on males and females of the same age. However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female. In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.
How a Type A (Fixed) Contract's Death Benefit Will Vary
There are three types of Death Benefit available under the Contract: (1) Type A, a generally fixed Death Benefit; (2) Type B, a variable Death Benefit; and (3) Type C, a return of premium Death Benefit. A Type C (return of premium) Death Benefit generally varies by the amount of premiums paid, a Type B (variable) Death Benefit varies with investment performance, and a Type A (fixed) Death Benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.
Under the Type A (fixed) Contract, the Death Benefit is generally equal to the Basic Insurance Amount, before the reduction of any Contract Debt. If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.
Assuming no Contract Debt, the Death Benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the Basic Insurance Amount; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.
A listing of Attained Age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.
The following table illustrates at different ages how the Attained Age factor affects the Death Benefit for different Contract Fund amounts. The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.
Type A (Fixed) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$250,000 $303,000* $404,000*

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60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$250,000 $263,750* $316,500*
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$250,000 $264,000* $297,000*
* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test. These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the Death Benefit will be $316,500, even though the Basic Insurance Amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $2.11. We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.
How a Type B (Variable) Contract's Death Benefit Will Vary
Under the Type B (variable) Contract, while the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount, before the reduction of any Contract Debt, but will also vary immediately after it is issued, with the investment results of the selected Variable Investment Options. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.
Assuming no Contract Debt, the Death Benefit of a Type B (variable) Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.
For purposes of computing the Death Benefit, if the Contract Fund is less than zero, we will consider it to be zero. A listing of Attained Age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.
The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.
Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$275,000 $325,000 $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$400,000 $450,000 $475,000

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* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test. These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04. We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary
Under the Type C (return of premium) Contract, while the Contract is in-force, the Death Benefit will vary by the amount of premiums paid, less any withdrawals.
The Death Benefit on a Type C Contract is limited to the Basic Insurance Amount plus an amount equal to: the Contract Fund plus the Type C Limiting Amount multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract. The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. Unlike Type A and Type B Contracts, the Death Benefit of a Type C Contract may be less than the Basic Insurance Amount in the event total withdrawals are greater than total premiums paid.
Assuming no Contract Debt, the Death Benefit of a Type C (return of premium) Contract will always be the lesser of:

(1)	the Basic Insurance Amount plus the total premiums paid into the Contract less any withdrawals; and

(2)
the Basic Insurance Amount plus the Contract Fund before deduction of any monthly charges due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor, both found in the Contract Limitations section of the Contract data pages.

However, if the product of the Contract Fund, before any monthly charges, multiplied by the Attained Age factor is greater than either (1) or (2), described above, then it will become the Death Benefit.
A listing of Attained Age factors can be found on your Contract data pages. The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law. Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.
The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.
Type C (Return of Premium) Death Benefit

If			Then
the insured is age	and the Contract Fund is	and the premium paid less any withdrawals is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$25,000 $75,000 $100,000	$15,000 $60,000 $80,000	4.04 4.04 4.04	101,000 303,000 404,000	$265,000 $310,000 $404,000*
60 60 60	$75,000 $125,000 $150,000	$ 60,000 $100,000 $125,000	2.11 2.11 2.11	158,250 263,750 316,500	$310,000 $350,000 $375,000
80 80 80 80*** 80***	$150,000 $200,000 $225,000 $250,000 $250,000	$125,000 $150,000 $175,000 $500,000 $600,000	1.32 1.32 1.32 1.32 1.32	198,000 264,000 297,000 330,000 330,000	$375,000 $400,000 $425,000 $750,000 $750,000

5

* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test. These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.
***Illustrates the effect of a Type C Benefit Factor = 1.

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000. In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04. We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund. If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.
Reports to Contract Owners
Once each year, we will send you a statement that provides certain information pertinent to your Contract. This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.
You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.
UNDERWRITING PROCEDURES
When you express interest in obtaining a Contract from us, you may apply for coverage in one of two ways: via a paper application or through our worksheet process. When using the paper application, a registered representative completes a full application and submits it to us to commence the underwriting process. A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC a broker-dealer affiliate of Prudential, or in some cases, a broker-dealer not directly affiliated with Prudential.

When using the worksheet process, a registered representative typically collects enough information to start the underwriting process. The remaining information is obtained directly from the proposed insured.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include physicians' statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk. We will issue the Contract when the risk has been accepted and priced.

Some requests for coverage that registered representatives submit through the worksheet process may qualify for accelerated underwriting. We will use information you provide on your application, information from third party information providers and other information to determine if we will accept the risk without a medical exam, which would otherwise be required. Depending on your circumstances, accelerated underwriting could affect our willingness to accept the risk. Also, this may result in lower or higher Contract costs since the information we collect may be different than what we collect for applications that do not use accelerated underwriting. Accelerated underwriting may not be available with the registered representative you select while other registered representatives may use it exclusively for eligible applications.
ADDITIONAL INFORMATION ABOUT CHARGES
Charges for Increases in Basic Insurance Amount
Increases in the Basic Insurance Amount are not allowed
ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT
When your Contract is in default, no part of your Contract Fund is available to you. Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options. In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Basic Insurance Amount of the Contract.
DISTRIBUTION AND COMPENSATION
In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Pruco Securities may enter into compensation arrangements with certain broker-dealer firms authorized by Pruco Securities to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates. To the extent permitted by applicable rules, laws, and regulations, Pruco Securities may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These

6

arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.
Pruco Life of New Jersey makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.
The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2016) that received payment or accrued a payment amount with respect to variable product business during 2016. The least amount paid or accrued and the greatest amount paid or accrued during 2016 were $1.00 and $9,126,201, respectively.
1st Global Capital Corporation, 1st Global Ins Svs Inc, 1st Global Insurance Agency Of MA Inc, 3 Mark Equities Inc (J Clay), Adam J Brodman, Agency Services Of Ar Inc, Allstate Financial Services LLC, American General Ins Agency Inc, American Express Ins Agency Of MA Inc, American Express Ins Agency Of TX Inc, American General Insurance Agency Inc, American Independent Securities Group LLC, American Investors Co, American Portfolios Financial Services Inc, Ameriprise Financial Center, Ameriprise Financial Services Inc, Ameritas Investment Corporation, Aon Consulting Inc, Arlington Securities Inc, Arvest Insurance Inc, Associated Securities Corp, Associates Diversified Brokerage Inc, Ausdal Financial Partners Inc, Avisen Securities Inc, AXA Network LLC, Ayco Services Ins Agency Inc (K Oster), Baird Insurance Services Incorporated, BB & T Insurance Services Inc, Bb & T Investments Services Inc, BBVA Compass Insurance Agency Inc, BCG Securities Inc, Benefit Funding Services LLC, Benjamin F Edwards & Company Inc, Berthel Fisher & Co Fin Svcs Inc, Berthel Fisher & Company Insurance Inc, Broker Dealer Financial Services, Broker Dealer Financial Services Corp, Brokers International Financial Services, Brooklight Place Securities Inc, Cadaret Grant & Co Inc, Cadaret Grant Ins Agency Of Ohio Inc, Calton & Associates Inc, Cambridge Investment Research Inc, Capital Financial Services Inc, Capital Investment Group Inc , Capital Synergy Partners Inc, Carolinas Investment Consulting LLC, Cbiz Benefits & Ins Svs Inc, CC Services Inc, Centara Capital Securities Inc, Centaurus Financial Inc, Centaurus Texas Inc, Centerre Capital LLC, CES Insurance Agency Inc, Ces Insurance Agency Of TX Inc, Cetera Advisor Networks LLC, Cetera Advisor Networks LLC, Cetera Advisors LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, CFD Investments Inc, Chase Insurance Agency Inc, Cig Risk Management Inc, Citigroup Life Agency LLC, Citizens Securities Inc, Clark Consulting Inc, Clark Securities Inc, Client One Securities LLC, CMS Investment Resources LLC, Colorado Financial Group Inc, Comerica Insurance Services Inc, Commonwealth Financial Network, Communityamerica Financial Solutions LLC, Comprehensive Asset Management & Servicing Inc, Comprehensive Brokerage Services Inc, Coordinated Capital Securities, Coordinated Capital Securities Inc, Cps Financial & Insurance Services Inc, Crown Capital Ins Agency Of NV Inc, Crown Capital Insurance Agency LLC, Crown Capital Securities LP (T Burns), Curtis Insurance LLC (E Searfoss), Cuso Financial Services Inc, Cutter & Company Brokerage Inc, Daniel L Prosser, Dempsey Fin Network Inc, Edward D Jones & Company LP, Edward Jones Ins Agency Of CA LLC, Edward Jones Ins Agency Of MA LLC, Edward Jones Ins Agency Of NM LLC, Edward Jones Ins Agency Of OH LLC, Enterprise General Ins Agency Inc, Enterprise Securities Company, Equity Services Inc, Essex Financial Services Inc, Executive Ins Agency Inc, Fasi Of TX Inc, FBL Marketing Services LLC, Fifth Third Insurance Agency Inc, Fifth Third Securities Inc, Financial Planning Consultants, Financial Telesis Inc, Financial West Group, Financial West Investment Group, First Allied Securities Inc, First Brokerage America LLC, First Dakota Inc, First Global Insurance Services Inc, First Heartland Capital Inc, First State Financial Mgmt. Inc, FNBB Capital Markets LLC, Foresters Equity Services Inc, Forthright Agency Of AZ Inc, Forthright Agency Of NJ Inc (J Heald), Forthright Agency Of Ohio Inc, Forthright Ins Agency Of MA, Fortune Financial Services Inc, Fortune Securities Inc, Founders Financial Securities LLC, FSC Agency Inc, FSC Securities Corporation, Geneos Wealth Management Inc, Girard Securities Inc, Globalink Securities Inc, Gradient Securities LLC, Guardian Inv Svs Corp, Gwn Securities Inc, H Beck Inc, H D Vest Insurance Agency LLC, H&R Block Financial Advisors Inc, Hancock Securities Group LLC, Hantz Agency LLC, Hantz Financial Services Inc, Harbor Financial Services LLC, Harbour Investments Inc, HD Vest Insurance Agency, HD Vest Investment Securities Inc, HD Vest Investment Services, Heartland Investment Associates Inc, Hereford Insurance Agency Inc, Hightower Securities LLC, Horan Securities Inc, Hornor Townsend & Kent Inc, Huntington Investment Company, Huntleigh Securities Corp (K Jackson), HWG Ins Agency Inc, Ibn Financial Services Inc, ICC Insurance Agency Inc, ICC Southwest Ins Agency Inc, IFS Securities Inc, IMS Insurance Agency Inc, IMS Securities Inc, Independent Financial Group Inc, Independent Financial Group LLC, Innovation Partners LLC, Intercontinental Agency LLC, Interlink Securities Corp, Intersecurities Insurance Agency Inc, Intervest International Inc, Intervest Internat'l Equities Corp, Invest Fin Corp Ins Agency Inc Of IL, Invest Financial Corp, Invest Financial Corp Agency Of Il, Invest Financial Corporation Insurance, Investacorp Inc, Investment Center Inc, Investment Planners Inc, Investment Professionals Inc, Investors Security Company Inc, Isi Insurance Agency Inc (R Simard), J B Hilliard W L Lyons LLC, J W Cole Financial Inc, J.W. Cole Insurance Services Inc, Janney Montgomery Scott LLC, JJB Hilliard W L Lyons Inc, KCD Financial Inc, KCG Securities LLC, KCL Service Company Of Texas, Kestra Investment Services LLC, Keycorp Insurance Agency USA Inc, KFG Enterprises Inc, KMS Financial Services Inc, Kovack Securities Inc, L M Kohn & Co, Larson Financial Group LLC, LaSalle St Securities LLC, Leaders Group Inc, Legend Equities Corp, LFA Limited Liability Company, LifeMark Securities Corp, Lincoln Financial Advisors Corp, Lincoln Financial Sec Corp, Lincoln Investment Planning Inc, Lincoln Investment Plng Inc, Lincoln National Ins Assoc Inc, Linsco Private Ledger Ins Assoc Inc, Lion Street Financial LLC, LPA Insurance Agency Inc, LPI Financial Corporation, LPL Insurance Associates, LSY Inc DBA American

7

Investors Co, M Holdings Securities Inc, M&T Securities Inc, Manna Capital Management, Mariner Insurance Resources LLC, Mark T Sahagian, Marsh Insurance & Investments Corp, Mcg Securities LLC, Mercap Securities LLC, Mercer Health & Benefits Administration LLC, Merrill Lynch Life Agency, Merrill Lynch Pierce Fenner And Smith Inc, MetLife Securities Inc, MFAS Corp , M-Financial Securities Marketing Inc, Midamerica Financial Services Inc, MMC Securities Corp, MNI Ins Agency Inc, MML Investors Services Inc, MML Investors Services LLC, Money Concepts Capital Corp, Morgan Stanley Dean Witter Ins Svcs Inc, Morgan Stanley Insurance Services Inc, Morgan Stanley Smith Barney, MSC Of TX Inc, MSI Financial Services Inc, Mutual Trust Co Of America Securities, MWA Financial Services Inc, Mwagia Inc, National Planning Corp, Network Agency Inc, Network Agency Of Ohio Inc, New Penfacs Ins Agency Inc, Newport Group Sec Inc, Next Financial Group Inc, Next Financial Ins Agency Of TX Inc, NFP Advisor Services LLC, NFP Insurance Services Inc, NFP Securities Inc, Niagara International Capital Limited, Nicol Investors Corporation, Northland Securities Inc, Northwestern Mutual Investment Services LLC, NPB Financial Group LLC, NPC Insurance Agency Inc, NYLife Insurance Agency Inc, NYLife Securities LLC, Nylink Insurance Agency Inc, O N Equity Sales Company, OBS Brokerage Services Inc, OFG Financial Services Inc, Ohio National Insurance Agency Inc, Oneamerica Securities Inc, Oppenheimer Life Agency Ltd, Packerland Brokerage Services Inc, Park Avenue Securities LLC, Parkland Securities LLC, Partners Mktg Svcs Of Pa Inc, Pj Robb Variable Corp, Plus Agency LLC, Preferred Marketing Services Inc (M Rothschild), Preferred Product Network Inc, Principal Securities Inc, Princor Financial Services Corporation, Private Client Services LLC, Private Ledger Insurance Agency, Proequities Inc, Prospera Financial Services, Prudential Direct Inc, Prudential Insurance Agency LLC, Purshe Kaplan Sterling Investments Inc, Quest Capital Strategies Inc, Questar Agency Inc, Questar Capital Corporation, RAB Agency Inc, Raymond James And Associates Inc, Raymond James Insurance Group Inc, RBC Capital Markets Corporation, RBC Capital Markets LLC, Richard D Abbe, Robert E Wendt, Robert Shor Insurance Associates Inc, Robert T Mann, Robert W Baird & Co Incorporated, Royal Alliance Associates Inc, Royal Alliance Ins Agency Of MA Inc, Royal Alliance Ins Agency Of Oh Inc (L Waller), Royal Alliance Ins Agency Of TX Inc, Sagepoint Financial Inc, Saxony Insurance Agency LLC, Saybrus Equity Services Inc, Sbhu Life Agency Inc, SBS Insurance Agency Of FL Inc, SBS Insurance Agency Of La Inc, SCF Securities Inc, Securian Financial Svs Inc, Securities America Inc, Securities Service Network Inc, SFA Insurance Services Inc, Sigma Financial Corporation, Signal Securities Inc, Signator Financial Services Inc, Signator Insurance Agency Inc, Signator Investors Inc, SII Insurance Agency Inc, SII Investments Inc, Simmons First Ins Services Inc, Sorrento Pacific Financial LLC, Southwest Insurance Agency Inc, Spire Insurance Agency LLC, SSI Equity Services Inc, SSN Agency Inc (M Giokas), St Bernard Financial Services, Stanley E Foley, Stanley Laman Group Securities LLC, Stephens Insurance LLC, Sterne Agee Financial Services Inc, Stifel Nicolaus & Company Inc, Summit Brokerage Services Inc, Summit Equities Inc, Sunset Financial Services Inc, Taylor Capital Management Inc, TBS Agency Inc, TFS Securities Inc, Thoroughbred Financial Services LLC, Trading Services Corp, Transamerica Financial Advisors Inc, TRG Advisors Inc, Triad Advisors Inc, Trustmont Financial Group Inc, UBS Financial Services, UBS Financial Services Ins Agency Inc, Unionbanc Investment Services LLC, United Planners Financial Services, Univest Insurance Inc, UPFSA Insurance Agency Of AZ Inc, Us Bancorp Investments Inc, USA Financial Securities Corp, Usallianz Securities Inc, USI Securities Inc, ValMark Securites Inc, Valor Insurance Agency Inc, Voya Financial Advisors Inc, Voya Insurance Solutions Inc, VSR Financial Services Inc, VSR Financial Services Inc Of Texas Inc, W & R Insurance Agency Inc, W S Griffith Sec Inc (R Plybon), Waddell & Reed Inc, Wall Street Financial Group Inc, Wells Fargo Advisors California Ins Agency LLC, Wells Fargo Advisors Ins Agency LLC, Wells Fargo Advisors Insurance Agency, Wells Fargo Advisors LLC, Wells Fargo Wealth Brokerage Ins Agency, Western Equity Group Inc, Western International Securities Inc, Woodbury Financial Agency Oh Inc, Woodbury Financial Services Inc, World Capital Brokerage Inc, World Equity Group Inc, WRP Investments Inc, Zures Co Fin & Ins Svcs (J Baker).
Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
EXPERTS
The consolidated financial statements of Pruco Life Insurance Company of New Jersey and its subsidiary as of December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2016, and the financial statements of Pruco Life of New Jersey Variable Appreciable Account as of December 31, 2016, and for each of the periods presented, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Actuarial matters included in this Statement of Additional Information have been examined by Michael LeBoeuf, FSA, MAAA, Vice President and Actuary of Prudential.
PERFORMANCE DATA
Average Annual Total Return
The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Variable Investment Option from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Variable Investment Option at the beginning of each period and full withdrawal of the value of that amount

8

at the end of each specified period. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Variable Investment Option and (ii) no transfers or additional payments were made. Premium taxes are not included in the term “charges” for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:
P(1+T)n = ERV
Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.
Non-Standard Total Return
In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.
For the periods prior to the date the Variable Investment Option commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Variable Investment Option were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Variable Investment Option (this is referred to as “hypothetical performance data”). Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance Contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns. Information stated for any given period does not indicate or represent future performance.
Money Market Yield
The “total return” figures for the Government Money Market Variable Investment Option are calculated using historical investment returns of the Government Money Market Portfolio of The Prudential Series Fund, Inc. as if PruLife® Custom Premier II had been investing in that Variable Investment Option during a specified period. Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with PruLife® Custom Premier II are not reflected.
The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Government Money Market Variable Investment Option at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the Variable Investment Option at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%. The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.
The yields on amounts held in the Government Money Market Variable Investment Option will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.
FINANCIAL STATEMENTS
The financial statements of the Account should be distinguished from the financial statements of Pruco Life of New Jersey, which should be considered only as bearing upon the ability of Pruco Life of New Jersey to meet its obligations under the Contracts.

9

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$68,220,766	$143,238,783	$194,300,432	$302,141,275	$136,997,748
Net Assets	$68,220,766	$143,238,783	$194,300,432	$302,141,275	$136,997,748

NET ASSETS, representing:
Accumulation units	$68,220,766	$143,238,783	$194,300,432	$302,141,275	$136,997,748
	$68,220,766	$143,238,783	$194,300,432	$302,141,275	$136,997,748

Units outstanding	50,696,502	47,359,592	16,654,913	27,602,092	16,462,100

Portfolio shares held	6,822,077	11,664,396	4,743,663	11,625,290	5,665,746
Portfolio net asset value per share	$10.00	$12.28	$40.96	$25.99	$24.18
Investment in portfolio shares, at cost	$68,220,765	$132,890,563	$108,771,106	$184,278,888	$82,278,537

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
INVESTMENT INCOME
Dividend income	$64,465	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	164,268	405,507	1,071,242	1,832,824	846,223
Reimbursement for excess expenses	(9)	(10,189)	(130,902)	(592,612)	(213,854)
NET EXPENSES	164,259	395,318	940,340	1,240,212	632,369

NET INVESTMENT INCOME (LOSS)	(99,794)	(395,318)	(940,340)	(1,240,212)	(632,369)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	277,639	4,804,131	5,686,123	2,820,736
Net change in unrealized gain (loss) on investments	—	7,393,752	1,973,902	18,514,739	6,690,865
NET GAIN (LOSS) ON INVESTMENTS	—	7,671,391	6,778,033	24,200,862	9,511,601

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(99,794)	$7,276,073	$5,837,693	$22,960,650	$8,879,232

The accompanying notes are an integral part of these financial statements.
A 1

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,709,443,268	$63,580,044	$31,212,422	$10,138,084	$14,024,767
Net Assets	$1,709,443,268	$63,580,044	$31,212,422	$10,138,084	$14,024,767

NET ASSETS, representing:
Accumulation units	$1,709,443,268	$63,580,044	$31,212,422	$10,138,084	$14,024,767
	$1,709,443,268	$63,580,044	$31,212,422	$10,138,084	$14,024,767

Units outstanding	503,610,341	15,429,701	2,864,944	814,914	5,014,410

Portfolio shares held	335,184,954	1,254,044	1,152,601	377,021	509,992
Portfolio net asset value per share	$5.10	$50.70	$27.08	$26.89	$27.50
Investment in portfolio shares, at cost	$1,689,939,240	$45,324,037	$22,516,702	$11,558,754	$10,081,191

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
INVESTMENT INCOME
Dividend income	$104,080,925	$1,053,901	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	4,858,841	263,553	140,612	50,508	67,918
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	4,858,841	263,553	140,612	50,508	67,918

NET INVESTMENT INCOME (LOSS)	99,222,084	790,348	(140,612)	(50,508)	(67,918)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	2,801,399	—	—	—
Net realized gain (loss) on shares redeemed	(648,645)	1,300,845	458,790	(306,427)	552,054
Net change in unrealized gain (loss) on investments	137,566,606	1,460,233	2,731,552	2,355,388	49,995
NET GAIN (LOSS) ON INVESTMENTS	136,917,961	5,562,477	3,190,342	2,048,961	602,049

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$236,140,045	$6,352,825	$3,049,730	$1,998,453	$534,131
The accompanying notes are an integral part of these financial statements.
A 2

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio (Institutional Shares)
ASSETS
Investment in the portfolios, at fair value	$2,849,680	$39,081,143	$17,258,046	$41,924	$323,548
Net Assets	$2,849,680	$39,081,143	$17,258,046	$41,924	$323,548

NET ASSETS, representing:
Accumulation units	$2,849,680	$39,081,143	$17,258,046	$41,924	$323,548
	$2,849,680	$39,081,143	$17,258,046	$41,924	$323,548

Units outstanding	656,856	10,549,377	1,931,652	35,824	241,582

Portfolio shares held	232,437	865,968	506,398	2,938	11,184
Portfolio net asset value per share	$12.26	$45.13	$34.08	$14.27	$28.93
Investment in portfolio shares, at cost	$2,764,969	$21,229,824	$9,373,605	$41,802	$293,220

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio (Institutional Shares)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
INVESTMENT INCOME
Dividend income	$—	$—	$—	$448	$1,737

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	18,472	183,191	85,567	364	1,982
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	18,472	183,191	85,567	364	1,982

NET INVESTMENT INCOME (LOSS)	(18,472)	(183,191)	(85,567)	84	(245)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	1,540	19,590
Net realized gain (loss) on shares redeemed	26,666	1,430,374	489,560	36	1,745
Net change in unrealized gain (loss) on investments	45,786	(1,833,562)	3,178,977	(998)	(21,176)
NET GAIN (LOSS) ON INVESTMENTS	72,452	(403,188)	3,668,537	578	159

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$53,980	$(586,379)	$3,582,970	$662	$(86)

The accompanying notes are an integral part of these financial statements.
A 3

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$166,218	$430,958	$376,987	$12,283,855	$1,524,467
Net Assets	$166,218	$430,958	$376,987	$12,283,855	$1,524,467

NET ASSETS, representing:
Accumulation units	$166,218	$430,958	$376,987	$12,283,855	$1,524,467
	$166,218	$430,958	$376,987	$12,283,855	$1,524,467

Units outstanding	131,150	121,217	260,631	3,583,343	829,254

Portfolio shares held	4,288	41,122	23,171	523,608	53,849
Portfolio net asset value per share	$38.76	$10.48	$16.27	$23.46	$28.31
Investment in portfolio shares, at cost	$110,250	$290,322	$456,699	$6,728,543	$1,371,521

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
INVESTMENT INCOME
Dividend income	$74	$6,745	$—	$—	$5,768

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,470	3,428	3,232	25,351	3,753
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	1,470	3,428	3,232	25,351	3,753

NET INVESTMENT INCOME (LOSS)	(1,396)	3,317	(3,232)	(25,351)	2,015
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	10,107	—	42,510	—	93,488
Net realized gain (loss) on shares redeemed	2,302	2,875	(1,880)	338,576	11,318
Net change in unrealized gain (loss) on investments	(8,281)	64,358	(24,453)	2,169,983	(105,836)

NET GAIN (LOSS) ON INVESTMENTS	4,128	67,233	16,177	2,508,559	(1,030)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,732	$70,550	$12,945	$2,483,208	$985

The accompanying notes are an integral part of these financial statements.
A 4

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Janus Aspen Overseas Portfolio (Service Shares)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)	M Large Cap Growth Fund
ASSETS
Investment in the portfolios, at fair value	$13,626,902	$3,428,071	$467,010	$95,639	$75,938
Net Assets	$13,626,902	$3,428,071	$467,010	$95,639	$75,938

NET ASSETS, representing:
Accumulation units	$13,626,902	$3,428,071	$467,010	$95,639	$75,938
	$13,626,902	$3,428,071	$467,010	$95,639	$75,938

Units outstanding	4,558,098	2,020,877	68,293	30,892	2,705

Portfolio shares held	1,128,055	579,066	19,565	6,935	3,803
Portfolio net asset value per share	$12.08	$5.92	$23.87	$13.79	$19.97
Investment in portfolio shares, at cost	$8,993,700	$3,278,847	$656,277	$86,328	$76,639

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Janus Aspen Overseas Portfolio (Service Shares)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)	M Large Cap Growth Fund
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
INVESTMENT INCOME
Dividend income	$—	$—	$22,276	$999	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	31,490	9,455	437	161	—
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	31,490	9,455	437	161	—

NET INVESTMENT INCOME (LOSS)	(31,490)	(9,455)	21,839	838	—

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	12,523	2,384	4,225
Net realized gain (loss) on shares redeemed	266,288	12,260	(18,258)	(77)	162
Net change in unrealized gain (loss) on investments	301,794	(133,763)	(43,323)	14,687	(5,423)
NET GAIN (LOSS) ON INVESTMENTS	568,082	(121,503)	(49,058)	16,994	(1,036)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$536,592	$(130,958)	$(27,219)	$17,832	$(1,036)

The accompanying notes are an integral part of these financial statements.
A 5

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Value Equity Portfolio
ASSETS
Investment in the portfolios, at fair value	$13,568	$104,336	$1,125,594	$1,132,394	$591,200
Net Assets	$13,568	$104,336	$1,125,594	$1,132,394	$591,200

NET ASSETS, representing:
Accumulation units	$13,568	$104,336	$1,125,594	$1,132,394	$591,200
	$13,568	$104,336	$1,125,594	$1,132,394	$591,200

Units outstanding	807	3,921	47,474	66,019	36,080

Portfolio shares held	1,220	8,094	103,360	66,416	45,512
Portfolio net asset value per share	$11.12	$12.89	$10.89	$17.05	$12.99
Investment in portfolio shares, at cost	$15,468	$95,274	$860,675	$1,027,059	$483,097

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Value Equity Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
INVESTMENT INCOME
Dividend income	$161	$1,865	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	—	—	979	2,109	527
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	—	—	979	2,109	527

NET INVESTMENT INCOME (LOSS)	161	1,865	(979)	(2,109)	(527)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(152)	(63)	14,156	10,376	4,660
Net change in unrealized gain (loss) on investments	(23)	8,421	30,342	29,014	30,908
NET GAIN (LOSS) ON INVESTMENTS	(175)	8,358	44,498	39,390	35,568

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(14)	$10,223	$43,519	$37,281	$35,041

The accompanying notes are an integral part of these financial statements.
A 6

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$476,106	$982,083	$881,532	$2,037,643	$579,376
Net Assets	$476,106	$982,083	$881,532	$2,037,643	$579,376

NET ASSETS, representing:
Accumulation units	$476,106	$982,083	$881,532	$2,037,643	$579,376
	$476,106	$982,083	$881,532	$2,037,643	$579,376

Units outstanding	20,964	36,932	42,716	106,189	32,577

Portfolio shares held	30,657	36,810	118,805	54,337	31,939
Portfolio net asset value per share	$15.53	$26.68	$7.42	$37.50	$18.14
Investment in portfolio shares, at cost	$367,060	$614,202	$789,127	$1,278,923	$476,480

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	405	769	791	4,311	554
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	405	769	791	4,311	554

NET INVESTMENT INCOME (LOSS)	(405)	(769)	(791)	(4,311)	(554)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,324	15,601	11,168	102,101	8,459
Net change in unrealized gain (loss) on investments	31,157	201,034	251	6,273	1,383
NET GAIN (LOSS) ON INVESTMENTS	35,481	216,635	11,419	108,374	9,842

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$35,076	$215,866	$10,628	$104,063	$9,288

The accompanying notes are an integral part of these financial statements.
A 7

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$516,259	$1,304,796	$813,418	$784,271	$402,193
Net Assets	$516,259	$1,304,796	$813,418	$784,271	$402,193

NET ASSETS, representing:
Accumulation units	$516,259	$1,304,796	$813,418	$784,271	$402,193
	$516,259	$1,304,796	$813,418	$784,271	$402,193

Units outstanding	39,488	86,867	41,589	59,498	31,320

Portfolio shares held	48,888	62,252	49,090	33,008	37,309
Portfolio net asset value per share	$10.56	$20.96	$16.57	$23.76	$10.78
Investment in portfolio shares, at cost	$512,352	$1,273,393	$721,587	$744,341	$396,401

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	486	1,127	752	805	408
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	486	1,127	752	805	408

NET INVESTMENT INCOME (LOSS)	(486)	(1,127)	(752)	(805)	(408)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	126	(3,052)	3,394	2,056	(742)
Net change in unrealized gain (loss) on investments	6,451	249,742	42,237	14,407	18,531
NET GAIN (LOSS) ON INVESTMENTS	6,577	246,690	45,631	16,463	17,789

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$6,091	$245,563	$44,879	$15,658	$17,381

The accompanying notes are an integral part of these financial statements.
A 8

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund (Class I)	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc. (Service Shares)
ASSETS
Investment in the portfolios, at fair value	$77,815	$425,375	$5,097,639	$3,465,835	$160,923
Net Assets	$77,815	$425,375	$5,097,639	$3,465,835	$160,923

NET ASSETS, representing:
Accumulation units	$77,815	$425,375	$5,097,639	$3,465,835	$160,923
	$77,815	$425,375	$5,097,639	$3,465,835	$160,923

Units outstanding	2,177	16,981	320,261	160,916	8,740

Portfolio shares held	2,658	20,150	204,232	96,488	4,296
Portfolio net asset value per share	$29.28	$21.11	$24.96	$35.92	$37.46
Investment in portfolio shares, at cost	$69,083	$359,641	$3,353,318	$2,172,239	$159,483

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund (Class I)	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc. (Service Shares)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
INVESTMENT INCOME
Dividend income	$—	$5,656	$—	$—	$812

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	—	324	9,416	6,878	112
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	—	324	9,416	6,878	112

NET INVESTMENT INCOME (LOSS)	—	5,332	(9,416)	(6,878)	700

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	2,938	13,655	—	—	7,781
Net realized gain (loss) on shares redeemed	53	5,153	90,051	217,672	(1,073)
Net change in unrealized gain (loss) on investments	11,080	44,845	754,460	156,199	4,186
NET GAIN (LOSS) ON INVESTMENTS	14,071	63,653	844,511	373,871	10,894

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$14,071	$68,985	$835,095	$366,993	$11,594

The accompanying notes are an integral part of these financial statements.
A 9

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Prudential Jennison 20/20 Focus Portfolio (Class I)	JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio (Class 1)	MFS Utilities Series (Initial Class)	Neuberger Berman Advisers' Management Trust Socially Responsive Portfolio (Class S)	AST T. Rowe Price Large-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$1,594,052	$236,156	$989,173	$169,273	$4,023,052
Net Assets	$1,594,052	$236,156	$989,173	$169,273	$4,023,052

NET ASSETS, representing:
Accumulation units	$1,594,052	$236,156	$989,173	$169,273	$4,023,052
	$1,594,052	$236,156	$989,173	$169,273	$4,023,052

Units outstanding	99,606	11,844	68,598	10,205	187,188

Portfolio shares held	66,585	12,173	36,896	7,470	160,090
Portfolio net asset value per share	$23.94	$19.40	$26.81	$22.66	$25.13
Investment in portfolio shares, at cost	$1,282,649	$247,416	$1,100,895	$164,258	$2,581,680

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Jennison 20/20 Focus Portfolio (Class I)	JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio (Class 1)	MFS Utilities Series (Initial Class)	Neuberger Berman Advisers' Management Trust Socially Responsive Portfolio (Class S)	AST T. Rowe Price Large-Cap Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
INVESTMENT INCOME
Dividend income	$—	$1,313	$34,703	$752	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,529	200	932	133	8,212
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	1,529	200	932	133	8,212

NET INVESTMENT INCOME (LOSS)	(1,529)	1,113	33,771	619	(8,212)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	19,001	20,475	5,535	—
Net realized gain (loss) on shares redeemed	23,394	(2,047)	(5,600)	(50)	113,627
Net change in unrealized gain (loss) on investments	5,931	5,401	38,257	6,515	10,684
NET GAIN (LOSS) ON INVESTMENTS	29,325	22,355	53,132	12,000	124,311

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$27,796	$23,468	$86,903	$12,619	$116,099

The accompanying notes are an integral part of these financial statements.
A 10

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
ASSETS
Investment in the portfolios, at fair value	$8,795,445	$3,862,208	$10,701,824	$25,341,994	$5,967,826
Net Assets	$8,795,445	$3,862,208	$10,701,824	$25,341,994	$5,967,826

NET ASSETS, representing:
Accumulation units	$8,795,445	$3,862,208	$10,701,824	$25,341,994	$5,967,826
	$8,795,445	$3,862,208	$10,701,824	$25,341,994	$5,967,826

Units outstanding	709,955	184,295	643,498	1,520,462	403,201

Portfolio shares held	672,949	152,175	799,240	1,614,140	405,699
Portfolio net asset value per share	$13.07	$25.38	$13.39	$15.70	$14.71
Investment in portfolio shares, at cost	$8,160,420	$3,390,214	$7,709,528	$19,310,902	$4,904,761

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	22,894	8,518	19,125	49,831	15,862
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	22,894	8,518	19,125	49,831	15,862

NET INVESTMENT INCOME (LOSS)	(22,894)	(8,518)	(19,125)	(49,831)	(15,862)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	198,844	21,764	239,478	284,696	133,055
Net change in unrealized gain (loss) on investments	207,742	231,758	419,405	1,173,235	183,101
NET GAIN (LOSS) ON INVESTMENTS	406,586	253,522	658,883	1,457,931	316,156

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$383,692	$245,004	$639,758	$1,408,100	$300,294

The accompanying notes are an integral part of these financial statements.
A 11

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio
ASSETS
Investment in the portfolios, at fair value	$604,099	$2,576,891	$1,369,979	$2,202,030	$806,073
Net Assets	$604,099	$2,576,891	$1,369,979	$2,202,030	$806,073

NET ASSETS, representing:
Accumulation units	$604,099	$2,576,891	$1,369,979	$2,202,030	$806,073
	$604,099	$2,576,891	$1,369,979	$2,202,030	$806,073

Units outstanding	31,750	119,865	63,738	103,862	44,912

Portfolio shares held	47,380	180,328	84,934	140,525	63,822
Portfolio net asset value per share	$12.75	$14.29	$16.13	$15.67	$12.63
Investment in portfolio shares, at cost	$558,236	$2,269,273	$1,188,845	$1,949,988	$721,911

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	1,445	5,388	3,231	4,869	1,851
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	1,445	5,388	3,231	4,869	1,851

NET INVESTMENT INCOME (LOSS)	(1,445)	(5,388)	(3,231)	(4,869)	(1,851)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,092	9,159	25,349	10,790	5,346
Net change in unrealized gain (loss) on investments	15,393	209,691	66,469	131,492	29,563
NET GAIN (LOSS) ON INVESTMENTS	24,485	218,850	91,818	142,282	34,909

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$23,040	$213,462	$88,587	$137,413	$33,058

The accompanying notes are an integral part of these financial statements.
A 12

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio (Class 2)	TOPS Balanced ETF Portfolio (Class 2)	TOPS Conservative ETF Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$87,359	$35,199,116	$566,958	$118,618	$51,151
Net Assets	$87,359	$35,199,116	$566,958	$118,618	$51,151

NET ASSETS, representing:
Accumulation units	$87,359	$35,199,116	$566,958	$118,618	$51,151
	$87,359	$35,199,116	$566,958	$118,618	$51,151

Units outstanding	4,408	2,842,082	35,313	8,750	4,423

Portfolio shares held	4,366	2,827,238	44,997	10,563	4,579
Portfolio net asset value per share	$20.01	$12.45	$12.60	$11.23	$11.17
Investment in portfolio shares, at cost	$76,779	$29,871,135	$537,222	$114,451	$50,175

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio (Class 2)	TOPS Balanced ETF Portfolio (Class 2)	TOPS Conservative ETF Portfolio (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
INVESTMENT INCOME
Dividend income	$547	$—	$5,298	$1,165	$329

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	68	61,863	510	93	53
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	68	61,863	510	93	53

NET INVESTMENT INCOME (LOSS)	479	(61,863)	4,788	1,072	276

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	4,577	—	5,311	837	—
Net realized gain (loss) on shares redeemed	381	398,140	158	100	18
Net change in unrealized gain (loss) on investments	4,701	1,931,187	48,313	5,660	1,917
NET GAIN (LOSS) ON INVESTMENTS	9,659	2,329,327	53,782	6,597	1,935

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$10,138	$2,267,464	$58,570	$7,669	$2,211

The accompanying notes are an integral part of these financial statements.
A 13

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	TOPS Growth ETF Portfolio (Class 2)	TOPS Moderate Growth ETF Portfolio (Class 2)	TOPS Managed Risk Balanced ETF Portfolio (Class 2)	TOPS Managed Risk Growth ETF Portfolio (Class 2)	TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)
ASSETS
Investment in the portfolios, at fair value	$303,639	$444,491	$231,590	$563,662	$763,073
Net Assets	$303,639	$444,491	$231,590	$563,662	$763,073

NET ASSETS, representing:
Accumulation units	$303,639	$444,491	$231,590	$563,662	$763,073
	$303,639	$444,491	$231,590	$563,662	$763,073

Units outstanding	24,738	40,697	19,190	46,712	61,705

Portfolio shares held	23,214	41,658	20,678	51,855	67,529
Portfolio net asset value per share	$13.08	$10.67	$11.20	$10.87	$11.30
Investment in portfolio shares, at cost	$289,024	$405,874	$230,855	$575,323	$762,666

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	TOPS Growth ETF Portfolio (Class 2)	TOPS Moderate Growth ETF Portfolio (Class 2)	TOPS Managed Risk Balanced ETF Portfolio (Class 2)	TOPS Managed Risk Growth ETF Portfolio (Class 2)	TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
INVESTMENT INCOME
Dividend income	$3,276	$2,591	$2,826	$8,527	$10,526

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	483	829	499	1,208	1,357
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	483	829	499	1,208	1,357

NET INVESTMENT INCOME (LOSS)	2,793	1,762	2,327	7,319	9,169

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	5,775	2,445	—	—	—
Net realized gain (loss) on shares redeemed	(3)	825	(985)	(4,413)	(3,077)
Net change in unrealized gain (loss) on investments	21,629	44,876	10,951	24,440	31,259
NET GAIN (LOSS) ON INVESTMENTS	27,401	48,146	9,966	20,027	28,182

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$30,194	$49,908	$12,293	$27,346	$37,351

The accompanying notes are an integral part of these financial statements.
A 14

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	Fidelity VIP Contrafund Portfolio (Service Class 2)	Fidelity VIP MidCap Portfolio (Service Class 2)	Templeton Growth VIP Fund (Class 2)
ASSETS
Investment in the portfolios, at fair value	$250,947	$560,766	$177,921	$372,351	$26,026
Net Assets	$250,947	$560,766	$177,921	$372,351	$26,026

NET ASSETS, representing:
Accumulation units	$250,947	$560,766	$177,921	$372,351	$26,026
	$250,947	$560,766	$177,921	$372,351	$26,026

Units outstanding	20,216	44,251	14,467	32,437	2,496

Portfolio shares held	3,750	12,745	5,483	11,273	1,900
Portfolio net asset value per share	$66.92	$44.00	$32.45	$33.03	$13.70
Investment in portfolio shares, at cost	$256,820	$583,216	$174,620	$348,785	$25,851

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	Fidelity VIP Contrafund Portfolio (Service Class 2)	Fidelity VIP MidCap Portfolio (Service Class 2)	Templeton Growth VIP Fund (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
INVESTMENT INCOME
Dividend income	$1,660	$7,700	$1,061	$1,111	$395

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	261	890	147	376	25
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	261	890	147	376	25

NET INVESTMENT INCOME (LOSS)	1,399	6,810	914	735	370

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	14,510	51,235	5,284	6,442	760
Net realized gain (loss) on shares redeemed	(1,365)	(4,894)	(414)	(1,549)	(229)
Net change in unrealized gain (loss) on investments	5,001	5,383	5,052	28,845	1,535
NET GAIN (LOSS) ON INVESTMENTS	18,146	51,724	9,922	33,738	2,066

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$19,545	$58,534	$10,836	$34,473	$2,436

The accompanying notes are an integral part of these financial statements.
A 15

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)	American Funds IS International Fund (Class 2)	Franklin Income VIP Fund (Class 2)
ASSETS
Investment in the portfolios, at fair value	$14,004	$64,721	$166,278	$70,306	$147,737
Net Assets	$14,004	$64,721	$166,278	$70,306	$147,737

NET ASSETS, representing:
Accumulation units	$14,004	$64,721	$166,278	$70,306	$147,737
	$14,004	$64,721	$166,278	$70,306	$147,737

Units outstanding	1,135	4,538	11,981	7,254	12,784

Portfolio shares held	337	4,568	7,555	4,195	9,606
Portfolio net asset value per share	$41.50	$14.17	$22.01	$16.76	$15.38
Investment in portfolio shares, at cost	$15,056	$69,942	$169,828	$73,950	$141,109

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)	American Funds IS International Fund (Class 2)	Franklin Income VIP Fund (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
INVESTMENT INCOME
Dividend income	$121	$371	$2,741	$918	$4,508

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	12	32	95	78	108
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	12	32	95	78	108

NET INVESTMENT INCOME (LOSS)	109	339	2,646	840	4,400

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	1,123	4,591	12,188	3,171	—
Net realized gain (loss) on shares redeemed	(561)	(217)	(762)	(2,606)	(160)
Net change in unrealized gain (loss) on investments	98	(2,846)	2,047	336	11,316
NET GAIN (LOSS) ON INVESTMENTS	660	1,528	13,473	901	11,156

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$769	$1,867	$16,119	$1,741	$15,556

The accompanying notes are an integral part of these financial statements.
A 16

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Franklin Mutual Shares VIP Fund (Class 2)	MFS Total Return Bond Series (Initial Class)	MFS Value Series (Initial Class)	Hartford Growth Opportunities HLS Fund (Class IB)	American Funds IS Blue Chip Income and Growth Fund (Class 2)
ASSETS
Investment in the portfolios, at fair value	$56,398	$352,355	$190,120	$155,623	$220,950
Net Assets	$56,398	$352,355	$190,120	$155,623	$220,950

NET ASSETS, representing:
Accumulation units	$56,398	$352,355	$190,120	$155,623	$220,950
	$56,398	$352,355	$190,120	$155,623	$220,950

Units outstanding	5,047	33,467	15,632	11,566	17,389

Portfolio shares held	2,809	26,918	10,059	5,415	16,501
Portfolio net asset value per share	$20.08	$13.09	$18.90	$28.74	$13.39
Investment in portfolio shares, at cost	$55,099	$359,628	$191,620	$174,059	$225,169

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Franklin Mutual Shares VIP Fund (Class 2)	MFS Total Return Bond Series (Initial Class)	MFS Value Series (Initial Class)	Hartford Growth Opportunities HLS Fund (Class IB)	American Funds IS Blue Chip Income and Growth Fund (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
INVESTMENT INCOME
Dividend income	$994	$8,303	$2,551	$163	$3,985

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	84	385	174	97	404
Reimbursement for excess expenses	—	—	—	—	—
NET EXPENSES	84	385	174	97	404

NET INVESTMENT INCOME (LOSS)	910	7,918	2,377	66	3,581

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	4,095	—	9,854	15,965	12,291
Net realized gain (loss) on shares redeemed	(105)	119	(386)	(1,207)	(904)
Net change in unrealized gain (loss) on investments	2,840	(5,199)	2,771	(14,253)	12,913
NET GAIN (LOSS) ON INVESTMENTS	6,830	(5,080)	12,239	505	24,300

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$7,740	$2,838	$14,616	$571	$27,881

The accompanying notes are an integral part of these financial statements.
A 17

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2016

	SUBACCOUNTS
	Fidelity VIP Index 500 Portfolio (Service Class 2)	Invesco V.I. Growth and Income Fund (Series I)	AST International Value Portfolio
ASSETS
Investment in the portfolios, at fair value	$516,564	$221,882	$4,140,332
Net Assets	$516,564	$221,882	$4,140,332

NET ASSETS, representing:
Accumulation units	$516,564	$221,882	$4,140,332
	$516,564	$221,882	$4,140,332

Units outstanding	41,691	17,855	450,477

Portfolio shares held	2,299	10,541	238,498
Portfolio net asset value per share	$224.72	$21.05	$17.36
Investment in portfolio shares, at cost	$483,084	$227,327	$4,440,217

STATEMENTS OF OPERATIONS
For the period ended December 31, 2016

	SUBACCOUNTS
	Fidelity VIP Index 500 Portfolio (Service Class 2)	Invesco V.I. Growth and Income Fund (Series I)	AST International Value Portfolio
	1/1/2016	1/1/2016	1/1/2016
	to	to	to
	12/31/2016	12/31/2016	12/31/2016
INVESTMENT INCOME
Dividend income	$6,665	$1,912	$—

EXPENSES
Charges to contract owners for assuming mortality
risk and expense risk and for administration	933	387	13,504
Reimbursement for excess expenses	—	—	—
NET EXPENSES	933	387	13,504

NET INVESTMENT INCOME (LOSS)	5,732	1,525	(13,504)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	301	15,805	—
Net realized gain (loss) on shares redeemed	520	(1,141)	(21,757)
Net change in unrealized gain (loss) on investments	37,612	17,228	54,394
NET GAIN (LOSS) ON INVESTMENTS	38,433	31,892	32,637

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$44,165	$33,417	$19,133

The accompanying notes are an integral part of these financial statements.
A 18

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(99,794)	$(395,318)	$(940,340)	$(1,240,212)	$(632,369)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	277,639	4,804,131	5,686,123	2,820,736
Net change in unrealized gain (loss) on investments	—	7,393,752	1,973,902	18,514,739	6,690,865
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(99,794)	7,276,073	5,837,693	22,960,650	8,879,232

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	11,806,567	1,805,552	4,902,857	7,914,448	4,163,634
Policy loans	(214,661)	(682,036)	(2,725,526)	(3,819,360)	(1,496,940)
Policy loan repayments and interest	155,027	776,498	3,136,883	4,261,786	1,604,673
Surrenders, withdrawals and death benefits	(483,562)	(919,158)	(6,679,546)	(8,835,532)	(3,577,601)
Net transfers between other subaccounts
or fixed rate option	(7,952,293)	95,988	(4,662,300)	(6,492,311)	(3,553,034)
Other charges	(1,859,092)	(2,385,609)	(3,919,254)	(6,474,632)	(3,232,700)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,451,986	(1,308,765)	(9,946,886)	(13,445,601)	(6,091,968)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,352,192	5,967,308	(4,109,193)	9,515,049	2,787,264

NET ASSETS
Beginning of period	66,868,574	137,271,475	198,409,625	292,626,226	134,210,484
End of period	$68,220,766	$143,238,783	$194,300,432	$302,141,275	$136,997,748

Beginning units	49,196,639	47,716,973	17,253,869	28,875,057	17,224,812
Units issued	8,988,667	908,519	1,043,230	1,197,078	731,773
Units redeemed	(7,488,804)	(1,265,900)	(1,642,186)	(2,470,043)	(1,494,485)
Ending units	50,696,502	47,359,592	16,654,913	27,602,092	16,462,100

The accompanying notes are an integral part of these financial statements.
A 19

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$99,222,084	$790,348	$(140,612)	$(50,508)	$(67,918)
Capital gains distributions received	—	2,801,399	—	—	—
Net realized gain (loss) on shares redeemed	(648,645)	1,300,845	458,790	(306,427)	552,054
Net change in unrealized gain (loss) on investments	137,566,606	1,460,233	2,731,552	2,355,388	49,995
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	236,140,045	6,352,825	3,049,730	1,998,453	534,131

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	723,055	2,755,954	1,069,570	563,137	661,128
Policy loans	(250,768)	(1,472,073)	(298,684)	(147,136)	(240,181)
Policy loan repayments and interest	158,733	1,585,816	313,425	193,900	163,801
Surrenders, withdrawals and death benefits	(1,776,481)	(1,875,740)	(990,132)	(323,648)	(494,021)
Net transfers between other subaccounts
or fixed rate option	(9,384,003)	1,395,706	(608,670)	(184,919)	(929,430)
Other charges	(14,294,516)	(1,626,337)	(703,018)	(301,367)	(372,637)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(24,823,980)	763,326	(1,217,509)	(200,033)	(1,211,340)

TOTAL INCREASE (DECREASE) IN NET ASSETS	211,316,065	7,116,151	1,832,221	1,798,420	(677,209)

NET ASSETS
Beginning of period	1,498,127,203	56,463,893	29,380,201	8,339,664	14,701,976
End of period	$1,709,443,268	$63,580,044	$31,212,422	$10,138,084	$14,024,767

Beginning units	510,435,844	14,849,564	2,970,731	818,629	5,381,676
Units issued	429,373	2,182,601	248,166	129,111	570,835
Units redeemed	(7,254,876)	(1,602,464)	(353,953)	(132,826)	(938,101)
Ending units	503,610,341	15,429,701	2,864,944	814,914	5,014,410

The accompanying notes are an integral part of these financial statements.
A 20

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio (Institutional Shares)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(18,472)	$(183,191)	$(85,567)	$84	$(245)
Capital gains distributions received	—	—	—	1,540	19,590
Net realized gain (loss) on shares redeemed	26,666	1,430,374	489,560	36	1,745
Net change in unrealized gain (loss) on investments	45,786	(1,833,562)	3,178,977	(998)	(21,176)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	53,980	(586,379)	3,582,970	662	(86)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	112,006	1,703,000	397,751	4,092	10,614
Policy loans	(46,396)	(825,694)	(242,337)	—	—
Policy loan repayments and interest	88,046	537,877	165,963	—	—
Surrenders, withdrawals and death benefits	(130,349)	(1,467,912)	(638,669)	—	(3,478)
Net transfers between other subaccounts
or fixed rate option	4,055	(289,904)	(236,947)	—	—
Other charges	(82,889)	(1,005,646)	(321,520)	(1,122)	(8,749)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(55,527)	(1,348,279)	(875,759)	2,970	(1,613)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,547)	(1,934,658)	2,707,211	3,632	(1,699)

NET ASSETS
Beginning of period	2,851,227	41,015,801	14,550,835	38,292	325,247
End of period	$2,849,680	$39,081,143	$17,258,046	$41,924	$323,548

Beginning units	667,478	10,862,003	2,059,706	33,119	242,864
Units issued	144,217	993,435	110,173	3,679	7,887
Units redeemed	(154,839)	(1,306,061)	(238,227)	(974)	(9,169)
Ending units	656,856	10,549,377	1,931,652	35,824	241,582

The accompanying notes are an integral part of these financial statements.
A 21

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,396)	$3,317	$(3,232)	$(25,351)	$2,015
Capital gains distributions received	10,107	—	42,510	—	93,488
Net realized gain (loss) on shares redeemed	2,302	2,875	(1,880)	338,576	11,318
Net change in unrealized gain (loss) on investments	(8,281)	64,358	(24,453)	2,169,983	(105,836)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,732	70,550	12,945	2,483,208	985

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,603	7,519	10,847	853,636	106,554
Policy loans	(4,477)	—	—	(218,883)	(43,086)
Policy loan repayments and interest	497	—	—	83,896	27,943
Surrenders, withdrawals and death benefits	—	—	—	(474,566)	(36,046)
Net transfers between other subaccounts
or fixed rate option	15	12,241	6,612	31,227	(3,426)
Other charges	(1,102)	(7,973)	(6,677)	(416,394)	(46,621)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(464)	11,787	10,782	(141,084)	5,318

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,268	82,337	23,727	2,342,124	6,303

NET ASSETS
Beginning of period	163,950	348,621	353,260	9,941,731	1,518,164
End of period	$166,218	$430,958	$376,987	$12,283,855	$1,524,467

Beginning units	131,338	117,090	252,136	3,644,147	826,000
Units issued	4,277	7,132	13,268	401,625	74,861
Units redeemed	(4,465)	(3,005)	(4,773)	(462,429)	(71,607)
Ending units	131,150	121,217	260,631	3,583,343	829,254

The accompanying notes are an integral part of these financial statements.
A 22

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Janus Aspen Overseas Portfolio (Service Shares)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)	M Large Cap Growth Fund
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(31,490)	$(9,455)	$21,839	$838	$—
Capital gains distributions received	—	—	12,523	2,384	4,225
Net realized gain (loss) on shares redeemed	266,288	12,260	(18,258)	(77)	162
Net change in unrealized gain (loss) on investments	301,794	(133,763)	(43,323)	14,687	(5,423)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	536,592	(130,958)	(27,219)	17,832	(1,036)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	966,608	396,498	118,265	4,173	8,613
Policy loans	(268,011)	(50,231)	(6,227)	—	—
Policy loan repayments and interest	168,355	51,391	1,041	—	—
Surrenders, withdrawals and death benefits	(488,647)	(87,659)	(27,791)	(2,132)	—
Net transfers between other subaccounts
or fixed rate option	42,079	24,148	5,747	—	—
Other charges	(480,644)	(159,572)	(41,986)	(1,089)	(5,767)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(60,260)	174,575	49,049	952	2,846

TOTAL INCREASE (DECREASE) IN NET ASSETS	476,332	43,617	21,830	18,784	1,810

NET ASSETS
Beginning of period	13,150,570	3,384,454	445,180	76,855	74,128
End of period	$13,626,902	$3,428,071	$467,010	$95,639	$75,938

Beginning units	4,604,296	1,922,365	60,677	30,524	2,579
Units issued	422,174	313,996	19,476	1,604	334
Units redeemed	(468,372)	(215,484)	(11,860)	(1,236)	(208)
Ending units	4,558,098	2,020,877	68,293	30,892	2,705

The accompanying notes are an integral part of these financial statements.
A 23

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Value Equity Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$161	$1,865	$(979)	$(2,109)	$(527)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(152)	(63)	14,156	10,376	4,660
Net change in unrealized gain (loss) on investments	(23)	8,421	30,342	29,014	30,908
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(14)	10,223	43,519	37,281	35,041

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	12,058	205,395	357,270	103,783
Policy loans	—	—	(15,963)	(24,428)	(16,589)
Policy loan repayments and interest	—	—	6,602	850	3,693
Surrenders, withdrawals and death benefits	—	—	(10,078)	(38,483)	(9,496)
Net transfers between other subaccounts
or fixed rate option	—	—	94,279	(6,037)	32,219
Other charges	(1,134)	(6,474)	(78,439)	(173,790)	(34,458)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,134)	5,584	201,796	115,382	79,152

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,148)	15,807	245,315	152,663	114,193

NET ASSETS
Beginning of period	14,716	88,529	880,279	979,731	477,007
End of period	$13,568	$104,336	$1,125,594	$1,132,394	$591,200

Beginning units	875	3,648	38,875	59,202	30,582
Units issued	—	547	14,419	22,554	9,689
Units redeemed	(68)	(274)	(5,820)	(15,737)	(4,191)
Ending units	807	3,921	47,474	66,019	36,080
The accompanying notes are an integral part of these financial statements.
A 24

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(405)	$(769)	$(791)	$(4,311)	$(554)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	4,324	15,601	11,168	102,101	8,459
Net change in unrealized gain (loss) on investments	31,157	201,034	251	6,273	1,383
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	35,076	215,866	10,628	104,063	9,288

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	106,896	184,585	242,855	208,904	145,737
Policy loans	(10,451)	(11,127)	(18,518)	(46,319)	(1,607)
Policy loan repayments and interest	1,056	3,154	5,232	11,638	314
Surrenders, withdrawals and death benefits	(5,283)	(34,902)	(26,332)	(143,886)	(6,928)
Net transfers between other subaccounts
or fixed rate option	2,616	23,704	146,247	98,923	114,505
Other charges	(48,815)	(71,848)	(106,408)	(100,211)	(64,946)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	46,019	93,566	243,076	29,049	187,075

TOTAL INCREASE (DECREASE) IN NET ASSETS	81,095	309,432	253,704	133,112	196,363

NET ASSETS
Beginning of period	395,011	672,651	627,828	1,904,531	383,013
End of period	$476,106	$982,083	$881,532	$2,037,643	$579,376

Beginning units	18,714	32,650	27,494	101,909	18,486
Units issued	5,675	9,986	24,280	21,952	18,628
Units redeemed	(3,425)	(5,704)	(9,058)	(17,672)	(4,537)
Ending units	20,964	36,932	42,716	106,189	32,577

The accompanying notes are an integral part of these financial statements.
A 25

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(486)	$(1,127)	$(752)	$(805)	$(408)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	126	(3,052)	3,394	2,056	(742)
Net change in unrealized gain (loss) on investments	6,451	249,742	42,237	14,407	18,531
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,091	245,563	44,879	15,658	17,381

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	87,693	266,181	131,884	146,205	64,085
Policy loans	(4,863)	(23,582)	(5,254)	(14,406)	(5,537)
Policy loan repayments and interest	1,525	13,428	11,881	2,594	3,881
Surrenders, withdrawals and death benefits	(5,145)	(31,496)	(9,201)	(34,827)	(6,070)
Net transfers between other subaccounts
or fixed rate option	122,402	44,784	192,046	66,841	83,022
Other charges	(44,406)	(96,693)	(59,966)	(58,752)	(30,623)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	157,206	172,622	261,390	107,655	108,758

TOTAL INCREASE (DECREASE) IN NET ASSETS	163,297	418,185	306,269	123,313	126,139

NET ASSETS
Beginning of period	352,962	886,611	507,149	660,958	276,054
End of period	$516,259	$1,304,796	$813,418	$784,271	$402,193

Beginning units	26,299	73,482	24,797	48,883	21,500
Units issued	18,347	26,671	21,140	21,201	13,707
Units redeemed	(5,158)	(13,286)	(4,348)	(10,586)	(3,887)
Ending units	39,488	86,867	41,589	59,498	31,320

The accompanying notes are an integral part of these financial statements.
A 26

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund (Class I)	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc. (Service Shares)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$—	$5,332	$(9,416)	$(6,878)	$700
Capital gains distributions received	2,938	13,655	—	—	7,781
Net realized gain (loss) on shares redeemed	53	5,153	90,051	217,672	(1,073)
Net change in unrealized gain (loss) on investments	11,080	44,845	754,460	156,199	4,186
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	14,071	68,985	835,095	366,993	11,594

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,613	75,952	476,099	277,465	53,034
Policy loans	—	(1,953)	(106,548)	(50,125)	(2,920)
Policy loan repayments and interest	—	547	45,659	20,205	51
Surrenders, withdrawals and death benefits	—	(27,156)	(187,776)	(130,461)	(115)
Net transfers between other subaccounts
or fixed rate option	—	87,021	133,085	17,525	48,494
Other charges	(3,882)	(34,306)	(221,131)	(146,403)	(18,879)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	4,731	100,105	139,388	(11,794)	79,665

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,802	169,090	974,483	355,199	91,259

NET ASSETS
Beginning of period	59,013	256,285	4,123,156	3,110,636	69,664
End of period	$77,815	$425,375	$5,097,639	$3,465,835	$160,923

Beginning units	1,999	12,557	306,858	161,585	4,139
Units issued	304	8,138	55,110	32,558	5,725
Units redeemed	(126)	(3,714)	(41,707)	(33,227)	(1,124)
Ending units	2,177	16,981	320,261	160,916	8,740

The accompanying notes are an integral part of these financial statements.
A 27

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Prudential Jennison 20/20 Focus Portfolio (Class I)	JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio (Class 1)	MFS Utilities Series (Initial Class)	Neuberger Berman Advisers' Management Trust Socially Responsive Portfolio (Class S)	AST T. Rowe Price Large-Cap Growth Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,529)	$1,113	$33,771	$619	$(8,212)
Capital gains distributions received	—	19,001	20,475	5,535	—
Net realized gain (loss) on shares redeemed	23,394	(2,047)	(5,600)	(50)	113,627
Net change in unrealized gain (loss) on investments	5,931	5,401	38,257	6,515	10,684
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	27,796	23,468	86,903	12,619	116,099

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	294,798	62,837	181,287	13,374	456,448
Policy loans	(53,832)	(6,355)	(5,118)	(4,250)	(67,204)
Policy loan repayments and interest	1,362	434	404	139	21,922
Surrenders, withdrawals and death benefits	(34,236)	(2,249)	(2,246)	—	(126,803)
Net transfers between other subaccounts
or fixed rate option	79,789	7,110	74,666	87,852	330,128
Other charges	(136,401)	(26,610)	(85,792)	(6,570)	(222,343)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	151,480	35,167	163,201	90,545	392,148

TOTAL INCREASE (DECREASE) IN NET ASSETS	179,276	58,635	250,104	103,164	508,247

NET ASSETS
Beginning of period	1,414,776	177,521	739,069	66,109	3,514,805
End of period	$1,594,052	$236,156	$989,173	$169,273	$4,023,052

Beginning units	88,356	9,666	55,096	4,086	163,742
Units issued	26,145	4,969	21,910	6,901	48,432
Units redeemed	(14,895)	(2,791)	(8,408)	(782)	(24,986)
Ending units	99,606	11,844	68,598	10,205	187,188

The accompanying notes are an integral part of these financial statements.
A 28

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(22,894)	$(8,518)	$(19,125)	$(49,831)	$(15,862)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	198,844	21,764	239,478	284,696	133,055
Net change in unrealized gain (loss) on investments	207,742	231,758	419,405	1,173,235	183,101
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	383,692	245,004	639,758	1,408,100	300,294

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	790,923	1,017,786	1,197,385	3,516,762	674,728
Policy loans	(102,115)	(46,254)	(287,324)	(611,168)	(350,613)
Policy loan repayments and interest	84,114	10,213	144,134	147,400	33,992
Surrenders, withdrawals and death benefits	(300,514)	(54,162)	(576,746)	(608,914)	(333,103)
Net transfers between other subaccounts
or fixed rate option	(1,337,182)	153,037	(9,945)	1,227,370	97,767
Other charges	(410,266)	(506,672)	(476,993)	(1,608,015)	(378,091)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,275,040)	573,948	(9,489)	2,063,435	(255,320)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(891,348)	818,952	630,269	3,471,535	44,974

NET ASSETS
Beginning of period	9,686,793	3,043,256	10,071,555	21,870,459	5,922,852
End of period	$8,795,445	$3,862,208	$10,701,824	$25,341,994	$5,967,826

Beginning units	812,149	155,781	643,968	1,391,959	421,137
Units issued	119,860	59,589	84,394	304,614	54,980
Units redeemed	(222,054)	(31,075)	(84,864)	(176,111)	(72,916)
Ending units	709,955	184,295	643,498	1,520,462	403,201

The accompanying notes are an integral part of these financial statements.
A 29

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$(1,445)	$(5,388)	$(3,231)	$(4,869)	$(1,851)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	9,092	9,159	25,349	10,790	5,346
Net change in unrealized gain (loss) on investments	15,393	209,691	66,469	131,492	29,563
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	23,040	213,462	88,587	137,413	33,058

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	200,364	905,065	389,635	649,324	212,431
Policy loans	(71,889)	(20,827)	(86,279)	(63,856)	(22,956)
Policy loan repayments and interest	996	1,672	1,956	7,962	708
Surrenders, withdrawals and death benefits	(6,507)	(47,417)	(60,942)	(44,988)	(10,178)
Net transfers between other subaccounts
or fixed rate option	19,113	61,157	25,981	31,939	6,498
Other charges	(91,572)	(392,564)	(187,309)	(293,666)	(100,684)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	50,505	507,086	83,042	286,715	85,819

TOTAL INCREASE (DECREASE) IN NET ASSETS	73,545	720,548	171,629	424,128	118,877

NET ASSETS
Beginning of period	530,554	1,856,343	1,198,350	1,777,902	687,196
End of period	$604,099	$2,576,891	$1,369,979	$2,202,030	$806,073

Beginning units	28,998	94,827	59,566	89,351	40,032
Units issued	12,069	50,792	20,958	35,142	12,556
Units redeemed	(9,317)	(25,754)	(16,786)	(20,631)	(7,676)
Ending units	31,750	119,865	63,738	103,862	44,912

The accompanying notes are an integral part of these financial statements.
A 30

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio (Class 2)	TOPS Balanced ETF Portfolio (Class 2)	TOPS Conservative ETF Portfolio (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$479	$(61,863)	$4,788	$1,072	$276
Capital gains distributions received	4,577	—	5,311	837	—
Net realized gain (loss) on shares redeemed	381	398,140	158	100	18
Net change in unrealized gain (loss) on investments	4,701	1,931,187	48,313	5,660	1,917
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,138	2,267,464	58,570	7,669	2,211

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	12,451	4,909,629	164,051	43,787	24,989
Policy loans	(119)	(1,074,749)	(8,011)	(904)	—
Policy loan repayments and interest	—	514,661	15,329	51	—
Surrenders, withdrawals and death benefits	(1,810)	(1,156,922)	(2,844)	(664)	—
Net transfers between other subaccounts
or fixed rate option	10,950	(853,484)	71,625	61,861	7,088
Other charges	(6,469)	(1,959,096)	(73,895)	(19,431)	(7,315)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	15,003	380,039	166,255	84,700	24,762

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,141	2,647,503	224,825	92,369	26,973

NET ASSETS
Beginning of period	62,218	32,551,613	342,133	26,249	24,178
End of period	$87,359	$35,199,116	$566,958	$118,618	$51,151

Beginning units	3,441	2,806,555	22,525	2,082	2,070
Units issued	1,546	474,413	17,754	8,389	2,909
Units redeemed	(579)	(438,886)	(4,966)	(1,721)	(556)
Ending units	4,408	2,842,082	35,313	8,750	4,423

The accompanying notes are an integral part of these financial statements.
A 31

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	TOPS Growth ETF Portfolio (Class 2)	TOPS Moderate Growth ETF Portfolio (Class 2)	TOPS Managed Risk Balanced ETF Portfolio (Class 2)	TOPS Managed Risk Growth ETF Portfolio (Class 2)	TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$2,793	$1,762	$2,327	$7,319	$9,169
Capital gains distributions received	5,775	2,445	—	—	—
Net realized gain (loss) on shares redeemed	(3)	825	(985)	(4,413)	(3,077)
Net change in unrealized gain (loss) on investments	21,629	44,876	10,951	24,440	31,259
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	30,194	49,908	12,293	27,346	37,351

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	90,162	241,018	66,643	166,694	107,155
Policy loans	(4,573)	—	(4,252)	(38,341)	(39,090)
Policy loan repayments and interest	219	—	212	33,883	33,846
Surrenders, withdrawals and death benefits	(970)	(795)	(339)	(31,171)	(5,314)
Net transfers between other subaccounts
or fixed rate option	12,873	85,650	6,998	78,533	345,475
Other charges	(45,500)	(42,130)	(44,442)	(88,883)	(65,272)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	52,211	283,743	24,820	120,715	376,800

TOTAL INCREASE (DECREASE) IN NET ASSETS	82,405	333,651	37,113	148,061	414,151

NET ASSETS
Beginning of period	221,234	110,840	194,477	415,601	348,922
End of period	$303,639	$444,491	$231,590	$563,662	$763,073

Beginning units	20,436	10,227	17,120	36,250	29,942
Units issued	7,846	33,823	6,338	23,989	40,991
Units redeemed	(3,544)	(3,353)	(4,268)	(13,527)	(9,228)
Ending units	24,738	40,697	19,190	46,712	61,705

The accompanying notes are an integral part of these financial statements.
A 32

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	Fidelity VIP Contrafund Portfolio (Service Class 2)	Fidelity VIP MidCap Portfolio (Service Class 2)	Templeton Growth VIP Fund (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$1,399	$6,810	$914	$735	$370
Capital gains distributions received	14,510	51,235	5,284	6,442	760
Net realized gain (loss) on shares redeemed	(1,365)	(4,894)	(414)	(1,549)	(229)
Net change in unrealized gain (loss) on investments	5,001	5,383	5,052	28,845	1,535
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	19,545	58,534	10,836	34,473	2,436

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	105,885	227,139	67,688	99,315	11,491
Policy loans	(11)	(2,152)	(120)	(7,647)	—
Policy loan repayments and interest	15	161	—	113	—
Surrenders, withdrawals and death benefits	(2,330)	(15,331)	—	(662)	—
Net transfers between other subaccounts
or fixed rate option	60,114	126,908	61,669	198,271	(376)
Other charges	(48,305)	(100,256)	(22,715)	(42,987)	(4,192)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	115,368	236,469	106,522	246,403	6,923

TOTAL INCREASE (DECREASE) IN NET ASSETS	134,913	295,003	117,358	280,876	9,359

NET ASSETS
Beginning of period	116,034	265,763	60,563	91,475	16,667
End of period	$250,947	$560,766	$177,921	$372,351	$26,026

Beginning units	9,780	23,473	5,281	8,352	1,733
Units issued	15,031	31,074	11,420	29,108	1,412
Units redeemed	(4,595)	(10,296)	(2,234)	(5,023)	(649)
Ending units	20,216	44,251	14,467	32,437	2,496

The accompanying notes are an integral part of these financial statements.
A 33

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)	American Funds IS International Fund (Class 2)	Franklin Income VIP Fund (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$109	$339	$2,646	$840	$4,400
Capital gains distributions received	1,123	4,591	12,188	3,171	—
Net realized gain (loss) on shares redeemed	(561)	(217)	(762)	(2,606)	(160)
Net change in unrealized gain (loss) on investments	98	(2,846)	2,047	336	11,316
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	769	1,867	16,119	1,741	15,556

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,129	10,142	45,763	26,562	46,764
Policy loans	(3,615)	(126)	(2,512)	(1,399)	—
Policy loan repayments and interest	99	250	187	73	—
Surrenders, withdrawals and death benefits	—	—	—	—	—
Net transfers between other subaccounts
or fixed rate option	1,908	45,197	86,445	18,900	65,704
Other charges	(3,199)	(5,359)	(12,745)	(10,358)	(14,488)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,322	50,104	117,138	33,778	97,980

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,091	51,971	133,257	35,519	113,536

NET ASSETS
Beginning of period	9,913	12,750	33,021	34,787	34,201
End of period	$14,004	$64,721	$166,278	$70,306	$147,737

Beginning units	845	942	2,723	3,571	3,368
Units issued	844	4,011	11,099	7,134	10,888
Units redeemed	(554)	(415)	(1,841)	(3,451)	(1,472)
Ending units	1,135	4,538	11,981	7,254	12,784

The accompanying notes are an integral part of these financial statements.
A 34

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Franklin Mutual Shares VIP Fund (Class 2)	MFS Total Return Bond Series (Initial Class)	MFS Value Series (Initial Class)	Hartford Growth Opportunities HLS Fund (Class IB)	American Funds IS Blue Chip Income and Growth Fund (Class 2)
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to
	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$910	$7,918	$2,377	$66	$3,581
Capital gains distributions received	4,095	—	9,854	15,965	12,291
Net realized gain (loss) on shares redeemed	(105)	119	(386)	(1,207)	(904)
Net change in unrealized gain (loss) on investments	2,840	(5,199)	2,771	(14,253)	12,913
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	7,740	2,838	14,616	571	27,881

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	13,409	68,322	20,903	97,317	51,220
Policy loans	—	(206)	—	(131)	(146)
Policy loan repayments and interest	—	—	—	281	144
Surrenders, withdrawals and death benefits	—	(366)	—	—	(4,291)
Net transfers between other subaccounts
or fixed rate option	20,105	225,599	117,626	20,165	48,122
Other charges	(5,518)	(27,484)	(11,775)	(23,016)	(30,125)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	27,996	265,865	126,754	94,616	64,924

TOTAL INCREASE (DECREASE) IN NET ASSETS	35,736	268,703	141,370	95,187	92,805

NET ASSETS
Beginning of period	20,662	83,652	48,750	60,436	128,145
End of period	$56,398	$352,355	$190,120	$155,623	$220,950

Beginning units	2,100	8,049	4,208	4,453	11,941
Units issued	3,491	28,394	12,658	9,437	8,739
Units redeemed	(544)	(2,976)	(1,234)	(2,324)	(3,291)
Ending units	5,047	33,467	15,632	11,566	17,389

The accompanying notes are an integral part of these financial statements.
A 35

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2016

	SUBACCOUNTS
	Fidelity VIP Index 500 Portfolio (Service Class 2)	Invesco V.I. Growth and Income Fund (Series I)	AST International Value Portfolio
	1/1/2016	1/1/2016	1/1/2016
	to	to	to
	12/31/2016	12/31/2016	12/31/2016

OPERATIONS
Net investment income (loss)	$5,732	$1,525	$(13,504)
Capital gains distributions received	301	15,805	—
Net realized gain (loss) on shares redeemed	520	(1,141)	(21,757)
Net change in unrealized gain (loss) on investments	37,612	17,228	54,394
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	44,165	33,417	19,133

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	168,368	33,080	391,788
Policy loans	—	—	(48,958)
Policy loan repayments and interest	74	98	17,585
Surrenders, withdrawals and death benefits	(9,274)	(506)	(89,151)
Net transfers between other subaccounts
or fixed rate option	106,351	54,969	91,582
Other charges	(68,441)	(19,305)	(138,038)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACT OWNER TRANSACTIONS	197,078	68,336	224,808

TOTAL INCREASE (DECREASE) IN NET ASSETS	241,243	101,753	243,941

NET ASSETS
Beginning of period	275,321	120,129	3,896,391
End of period	$516,564	$221,882	$4,140,332

Beginning units	24,733	11,542	424,956
Units issued	24,009	8,171	62,001
Units redeemed	(7,051)	(1,858)	(36,480)
Ending units	41,691	17,855	450,477

The accompanying notes are an integral part of these financial statements.
A 36

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Government Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio (Class I)	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(162,248)	$(386,348)	$(1,029,275)	$(1,255,047)	$(645,268)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	—	202,093	4,554,434	4,967,494	3,008,436
Net change in unrealized gain (loss) on investments	—	(528,337)	193,697	(1,888,895)	(2,406,167)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(162,248)	(712,592)	3,718,856	1,823,552	(42,999)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,249,615	1,838,290	4,877,070	8,372,150	4,461,738
Policy loans	(181,366)	(701,085)	(2,821,385)	(4,035,302)	(1,603,275)
Policy loan repayments and interest	122,368	495,306	3,179,828	4,499,500	1,840,448
Surrenders, withdrawals and death benefits	(586,222)	(1,887,653)	(6,567,208)	(8,017,540)	(3,950,389)
Net transfers between other subaccounts
or fixed rate option	(5,023,706)	(470,844)	(3,835,314)	(6,173,142)	(4,479,163)
Other charges	(1,694,723)	(2,192,810)	(3,912,941)	(6,445,295)	(3,245,138)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	2,885,966	(2,918,796)	(9,079,950)	(11,799,629)	(6,975,779)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,723,718	(3,631,388)	(5,361,094)	(9,976,077)	(7,018,778)

NET ASSETS
Beginning of period	64,144,856	140,902,863	203,770,719	302,602,303	141,229,262
End of period	$66,868,574	$137,271,475	$198,409,625	$292,626,226	$134,210,484

Beginning units	46,793,329	48,613,468	18,013,000	30,051,140	18,096,779
Units issued	6,218,586	663,416	565,550	162,041	111,995
Units redeemed	(3,815,276)	(1,559,911)	(1,324,681)	(1,338,124)	(983,962)
Ending units	49,196,639	47,716,973	17,253,869	28,875,057	17,224,812
The accompanying notes are an integral part of these financial statements.
A 37

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential High Yield Bond Portfolio	Prudential Stock Index Portfolio	Prudential Value Portfolio (Class I)	Prudential Natural Resources Portfolio (Class I)	Prudential Global Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$87,376,108	$594,542	$(159,212)	$(64,001)	$(74,184)
Capital gains distributions received	—	701,727	—	—	—
Net realized gain (loss) on shares redeemed	24,380	1,209,135	549,182	(316,521)	347,705
Net change in unrealized gain (loss) on investments	(126,102,470)	(2,088,842)	(3,191,226)	(3,074,788)	20,002

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(38,701,982)	416,562	(2,801,256)	(3,455,310)	293,523

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	92,617,477	3,122,540	1,138,303	612,131	656,507
Policy loans	(330,818)	(1,727,106)	(408,572)	(132,887)	(335,800)
Policy loan repayments and interest	172,634	734,104	334,589	374,147	254,211
Surrenders, withdrawals and death benefits	(2,163,067)	(1,831,926)	(775,800)	(732,153)	(553,434)
Net transfers between other subaccounts
or fixed rate option	(9,117,539)	180,019	(961,716)	(1,298,711)	(302,752)
Other charges	(13,948,560)	(1,480,795)	(714,637)	(314,998)	(362,096)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	67,230,127	(1,003,164)	(1,387,833)	(1,492,471)	(643,364)

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,528,145	(586,602)	(4,189,089)	(4,947,781)	(349,841)

NET ASSETS
Beginning of period	1,469,599,058	57,050,495	33,569,290	13,287,445	15,051,817
End of period	$1,498,127,203	$56,463,893	$29,380,201	$8,339,664	$14,701,976

Beginning units	480,596,176	14,968,099	3,103,476	906,887	5,596,389
Units issued	37,222,376	1,241,615	76,494	95,691	334,175
Units redeemed	(7,382,708)	(1,360,150)	(209,239)	(183,949)	(548,888)
Ending units	510,435,844	14,849,564	2,970,731	818,629	5,381,676

The accompanying notes are an integral part of these financial statements.
A 38

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Government Income Portfolio	Prudential Jennison Portfolio (Class I)	Prudential Small Capitalization Stock Portfolio	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio (Institutional Shares)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(18,116)	$(191,421)	$(89,515)	$23	$37
Capital gains distributions received	—	—	—	760	58,119
Net realized gain (loss) on shares redeemed	6,122	1,176,193	524,694	136	6,434
Net change in unrealized gain (loss) on investments	14,891	3,113,730	(841,235)	(1,704)	(50,259)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	2,897	4,098,502	(406,056)	(785)	14,331

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	119,729	1,617,812	408,504	3,111	20,102
Policy loans	(53,418)	(725,510)	(183,192)	—	—
Policy loan repayments and interest	41,010	686,571	238,386	—	—
Surrenders, withdrawals and death benefits	(106,549)	(1,610,240)	(575,298)	—	(11,148)
Net transfers between other subaccounts
or fixed rate option	(250,970)	521,909	(639,105)	—	—
Other charges	(81,137)	(958,765)	(307,953)	(980)	(7,804)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(331,335)	(468,223)	(1,058,658)	2,131	1,150

TOTAL INCREASE (DECREASE) IN NET ASSETS	(328,438)	3,630,279	(1,464,714)	1,346	15,481

NET ASSETS
Beginning of period	3,179,665	37,385,522	16,015,549	36,946	309,766
End of period	$2,851,227	$41,015,801	$14,550,835	$38,292	$325,247

Beginning units	744,890	11,041,032	2,215,036	31,386	240,970
Units issued	26,249	791,755	37,980	2,542	14,987
Units redeemed	(103,661)	(970,784)	(193,310)	(809)	(13,093)
Ending units	667,478	10,862,003	2,059,706	33,119	242,864

The accompanying notes are an integral part of these financial statements.
A 39

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	MFS Growth Series (Initial Class)	American Century VP Value Fund (Class I)	Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Prudential SP Small Cap Value Portfolio (Class I)	Janus Aspen Janus Portfolio (Service Shares)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,158)	$4,530	$(3,366)	$(26,597)	$3,080
Capital gains distributions received	8,407	—	89,984	—	280,826
Net realized gain (loss) on shares redeemed	3,946	9,104	536	482,725	39,086
Net change in unrealized gain (loss) on investments	(645)	(30,704)	(100,530)	(1,068,465)	(251,768)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	10,550	(17,070)	(13,376)	(612,337)	71,224

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,706	5,006	18,136	826,115	110,681
Policy loans	(7,503)	—	—	(365,411)	(72,075)
Policy loan repayments and interest	12,832	—	—	78,709	12,829
Surrenders, withdrawals and death benefits	—	—	—	(869,487)	(45,876)
Net transfers between other subaccounts
or fixed rate option	32	(22,983)	(2,459)	(67,609)	11,154
Other charges	(945)	(7,300)	(6,067)	(389,330)	(46,299)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	6,122	(25,277)	9,610	(787,013)	(29,586)

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,672	(42,347)	(3,766)	(1,399,350)	41,638

NET ASSETS
Beginning of period	147,278	390,968	357,026	11,341,081	1,476,526
End of period	$163,950	$348,621	$353,260	$9,941,731	$1,518,164

Beginning units	125,780	125,086	245,835	3,920,579	842,026
Units issued	12,292	1,774	12,203	342,212	88,687
Units redeemed	(6,734)	(9,770)	(5,902)	(618,644)	(104,713)
Ending units	131,338	117,090	252,136	3,644,147	826,000

The accompanying notes are an integral part of these financial statements.
A 40

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	SP Prudential U.S. Emerging Growth Portfolio (Class I)	Prudential SP International Growth Portfolio (Class I)	Janus Aspen Overseas Portfolio (Service Shares)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)	M Large Cap Growth Fund
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(33,907)	$(9,538)	$1,947	$74	$18
Capital gains distributions received	—	—	13,184	9,987	12,175
Net realized gain (loss) on shares redeemed	331,607	23,684	(11,192)	1,067	1,093
Net change in unrealized gain (loss) on investments	(656,561)	75,943	(43,637)	(12,632)	(8,171)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(358,861)	90,089	(39,698)	(1,504)	5,115

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	948,196	375,213	108,870	4,218	8,613
Policy loans	(418,434)	(83,932)	(8,186)	—	—
Policy loan repayments and interest	110,226	33,238	629	—	—
Surrenders, withdrawals and death benefits	(447,169)	(88,899)	(11,913)	(7,421)	—
Net transfers between other subaccounts
or fixed rate option	136,284	80,337	28,055	—	—
Other charges	(484,009)	(151,440)	(41,381)	(1,080)	(5,394)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(154,906)	164,517	76,074	(4,283)	3,219

TOTAL INCREASE (DECREASE) IN NET ASSETS	(513,767)	254,606	36,376	(5,787)	8,334

NET ASSETS
Beginning of period	13,664,337	3,129,848	408,804	82,642	65,794
End of period	$13,150,570	$3,384,454	$445,180	$76,855	$74,128

Beginning units	4,689,227	1,837,525	50,764	32,060	2,465
Units issued	404,636	303,238	20,863	1,613	306
Units redeemed	(489,567)	(218,398)	(10,950)	(3,149)	(192)
Ending units	4,604,296	1,922,365	60,677	30,524	2,579

The accompanying notes are an integral part of these financial statements.
A 41

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	M International Equity Fund	M Large Cap Value Fund	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Value Equity Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$261	$1,228	$(786)	$(1,804)	$(483)
Capital gains distributions received	—	7,642	—	—	—
Net realized gain (loss) on shares redeemed	(40)	761	22,633	7,288	9,760
Net change in unrealized gain (loss) on investments	(785)	(10,393)	17,012	(11,659)	(39,992)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(564)	(762)	38,859	(6,175)	(30,715)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	—	12,058	145,607	365,929	91,799
Policy loans	—	—	(15,399)	(9,754)	(16,661)
Policy loan repayments and interest	—	—	3,174	2,976	8,015
Surrenders, withdrawals and death benefits	—	—	(17,424)	(13,141)	(16,454)
Net transfers between other subaccounts
or fixed rate option	—	—	53,468	33,518	11,980
Other charges	(1,244)	(6,232)	(59,914)	(180,628)	(33,320)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(1,244)	5,826	109,512	198,900	45,359

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,808)	5,064	148,371	192,725	14,644

NET ASSETS
Beginning of period	16,524	83,465	731,908	787,006	462,363
End of period	$14,716	$88,529	$880,279	$979,731	$477,007

Beginning units	944	3,417	33,854	47,369	27,475
Units issued	—	483	11,467	24,520	7,647
Units redeemed	(69)	(252)	(6,446)	(12,687)	(4,540)
Ending units	875	3,648	38,875	59,202	30,582

The accompanying notes are an integral part of these financial statements.
A 42

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(375)	$(649)	$(537)	$(4,036)	$(318)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	10,841	18,625	10,327	83,965	4,170
Net change in unrealized gain (loss) on investments	(8,469)	(47,884)	(44,733)	93,415	16,829

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	1,997	(29,908)	(34,943)	173,344	20,681

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	89,559	133,115	196,913	186,377	98,296
Policy loans	(9,505)	(20,255)	(13,104)	(65,885)	(817)
Policy loan repayments and interest	2,214	7,895	4,104	11,280	289
Surrenders, withdrawals and death benefits	(12,935)	(31,800)	(9,085)	(67,598)	(2,495)
Net transfers between other subaccounts
or fixed rate option	29,000	41,065	114,310	(31,373)	50,996
Other charges	(41,552)	(52,002)	(76,770)	(88,704)	(44,731)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	56,781	78,018	216,368	(55,903)	101,538

TOTAL INCREASE (DECREASE) IN NET ASSETS	58,778	48,110	181,425	117,441	122,219

NET ASSETS
Beginning of period	336,233	624,541	446,403	1,787,090	260,794
End of period	$395,011	$672,651	$627,828	$1,904,531	$383,013

Beginning units	16,126	28,979	17,579	105,030	12,745
Units issued	6,077	9,111	14,568	13,128	8,168
Units redeemed	(3,489)	(5,440)	(4,653)	(16,249)	(2,427)
Ending units	18,714	32,650	27,494	101,909	18,486

The accompanying notes are an integral part of these financial statements.
A 43

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock Low Duration Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(327)	(956)	$(487)	$(607)	$(244)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	(101)	(7,617)	7,499	9,002	(724)
Net change in unrealized gain (loss) on investments	1,371	(191,865)	(16,776)	(28,393)	(10,456)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	943	(200,438)	(9,764)	(19,998)	(11,424)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	59,281	257,013	76,666	142,054	51,650
Policy loans	(6,354)	(19,620)	(1,282)	(15,571)	(4,508)
Policy loan repayments and interest	358	12,991	3,852	2,109	1,732
Surrenders, withdrawals and death benefits	(4,259)	(48,383)	(13,429)	(38,636)	(12,705)
Net transfers between other subaccounts
or fixed rate option	38,172	23,574	44,694	97,606	53,098
Other charges	(33,417)	(82,738)	(38,370)	(50,236)	(22,389)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	53,781	142,837	72,131	137,326	66,878

TOTAL INCREASE (DECREASE) IN NET ASSETS	54,724	(57,601)	62,367	117,328	55,454

NET ASSETS
Beginning of period	298,238	944,212	444,782	543,630	220,600
End of period	$352,962	$886,611	$507,149	$660,958	$276,054

Beginning units	22,246	63,127	20,478	37,689	15,662
Units issued	8,083	24,222	7,604	19,374	8,992
Units redeemed	(4,030)	(13,867)	(3,285)	(8,180)	(3,154)
Ending units	26,299	73,482	24,797	48,883	21,500

The accompanying notes are an integral part of these financial statements.
A 44

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	M Capital Appreciation Fund	American Century VP Mid Cap Value Fund (Class I)	AST Hotchkis & Wiley Large-Cap Value Portfolio	AST Small-Cap Growth Portfolio	The Dreyfus Socially Responsible Growth Fund, Inc. (Service Shares)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$—	$4,012	$(9,449)	$(7,228)	$154
Capital gains distributions received	6,675	11,846	—	—	2,957
Net realized gain (loss) on shares redeemed	527	8,325	132,100	105,996	(192)
Net change in unrealized gain (loss) on investments	(11,757)	(26,776)	(480,339)	(87,182)	(4,629)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(4,555)	(2,593)	(357,688)	11,586	(1,710)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	8,613	70,653	444,017	266,162	24,397
Policy loans	—	(6,487)	(190,541)	(97,555)	(503)
Policy loan repayments and interest	—	452	36,981	15,138	3
Surrenders, withdrawals and death benefits	—	(9,591)	(184,024)	(78,606)	(262)
Net transfers between other subaccounts
or fixed rate option	—	(21,455)	44,981	92,044	39,435
Other charges	(3,753)	(27,302)	(199,888)	(134,635)	(11,027)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	4,860	6,270	(48,474)	62,548	52,043

TOTAL INCREASE (DECREASE) IN NET ASSETS	305	3,677	(406,162)	74,134	50,333

NET ASSETS
Beginning of period	58,708	252,608	4,529,318	3,036,502	19,331
End of period	$59,013	$256,285	$4,123,156	$3,110,636	$69,664

Beginning units	1,858	12,187	309,095	158,583	1,076
Units issued	260	4,414	45,780	23,024	3,610
Units redeemed	(119)	(4,044)	(48,017)	(20,022)	(547)
Ending units	1,999	12,557	306,858	161,585	4,139

The accompanying notes are an integral part of these financial statements.
A 45

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Prudential Jennison 20/20 Focus Portfolio (Class I)	JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio (Class 1)	MFS Utilities Series (Initial Class)	Neuberger Berman Advisers' Management Trust Socially Responsive Portfolio (Class S)	AST T. Rowe Price Large-Cap Growth Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,314)	$1,077	$32,557	$199	$(7,862)
Capital gains distributions received	—	28,409	55,072	6,604	—
Net realized gain (loss) on shares redeemed	13,528	(3,992)	1,314	171	101,047
Net change in unrealized gain (loss) on investments	63,039	(37,401)	(210,871)	(4,772)	195,157

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	75,253	(11,907)	(121,928)	2,202	288,342

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	273,239	62,456	158,043	8,914	327,276
Policy loans	(12,099)	(2,988)	(2,989)	(358)	(72,784)
Policy loan repayments and interest	790	860	578	116	15,061
Surrenders, withdrawals and death benefits	(19,618)	(28,027)	(15,570)	(309)	(103,089)
Net transfers between other subaccounts
or fixed rate option	54,967	(2,257)	25,038	39,006	222,456
Other charges	(129,261)	(24,351)	(74,000)	(3,040)	(174,600)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	168,018	5,693	91,100	44,329	214,320

TOTAL INCREASE (DECREASE) IN NET ASSETS	243,271	(6,214)	(30,828)	46,531	502,662

NET ASSETS
Beginning of period	1,171,505	183,735	769,897	19,578	3,012,143
End of period	$1,414,776	$177,521	$739,069	$66,109	$3,514,805

Beginning units	76,220	9,408	48,515	1,193	151,858
Units issued	22,841	4,265	16,507	3,638	31,000
Units redeemed	(10,705)	(4,007)	(9,926)	(745)	(19,116)
Ending units	88,356	9,666	55,096	4,086	163,742

The accompanying notes are an integral part of these financial statements.
A 46

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST BlackRock/Loomis Sayles Bond Portfolio	AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(22,954)	$(7,299)	(19,429)	$(46,026)	$(15,901)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	41,496	29,785	266,612	289,219	55,242
Net change in unrealized gain (loss) on investments	(250,211)	(38,011)	(336,024)	(204,003)	(52,218)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(231,669)	(15,525)	(88,841)	39,190	(12,877)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	869,901	1,000,153	1,301,493	3,443,416	742,169
Policy loans	(162,170)	(11,502)	(362,131)	(398,388)	(102,245)
Policy loan repayments and interest	45,627	1,710	144,615	239,613	23,802
Surrenders, withdrawals and death benefits	(346,366)	(115,617)	(496,446)	(643,260)	(52,751)
Net transfers between other subaccounts
or fixed rate option	(75,448)	102,177	(94,113)	327,272	75,445
Other charges	(393,339)	(524,621)	(503,751)	(1,515,978)	(368,816)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(61,795)	452,300	(10,333)	1,452,675	317,604

TOTAL INCREASE (DECREASE) IN NET ASSETS	(293,464)	436,775	(99,174)	1,491,865	304,727

NET ASSETS
Beginning of period	9,980,257	2,606,481	10,170,729	20,378,594	5,618,125
End of period	$9,686,793	$3,043,256	$10,071,555	$21,870,459	$5,922,852

Beginning units	817,266	133,146	643,202	1,300,562	399,048
Units issued	82,083	56,111	95,500	255,059	64,582
Units redeemed	(87,200)	(33,476)	(94,734)	(163,662)	(42,493)
Ending units	812,149	155,781	643,968	1,391,959	421,137

The accompanying notes are an integral part of these financial statements.
A 47

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio	AST RCM World Trends Portfolio
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$(1,173)	$(3,832)	$(2,767)	$(3,654)	$(1,615)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	3,862	9,286	7,707	22,327	5,182
Net change in unrealized gain (loss) on investments	(3,140)	(29,734)	(1,985)	(44,615)	(8,542)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(451)	(24,280)	2,955	(25,942)	(4,975)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	186,033	912,447	391,473	536,713	214,734
Policy loans	(4,813)	(14,435)	(14,969)	(21,907)	(3,299)
Policy loan repayments and interest	189	334	1,115	1,396	266
Surrenders, withdrawals and death benefits	(6,289)	(25,618)	(9,487)	(100,107)	(10,101)
Net transfers between other subaccounts
or fixed rate option	67,195	192,159	60,538	434,155	4,633
Other charges	(87,616)	(365,893)	(189,444)	(277,561)	(99,975)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	154,699	698,994	239,226	572,689	106,258

TOTAL INCREASE (DECREASE) IN NET ASSETS	154,248	674,714	242,181	546,747	101,283

NET ASSETS
Beginning of period	376,306	1,181,629	956,169	1,231,155	585,913
End of period	$530,554	$1,856,343	$1,198,350	$1,777,902	$687,196

Beginning units	20,719	59,842	47,790	61,136	33,990
Units issued	13,723	55,331	22,542	47,937	12,666
Units redeemed	(5,444)	(20,346)	(10,766)	(19,722)	(6,624)
Ending units	28,998	94,827	59,566	89,351	40,032

The accompanying notes are an integral part of these financial statements.
A 48

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio (Class 2)	TOPS Balanced ETF Portfolio (Class 2)	TOPS Conservative ETF Portfolio (Class 2)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$147	$(62,029)	$2,290	$278	$272
Capital gains distributions received	7,044	—	9,339	366	159
Net realized gain (loss) on shares redeemed	452	374,946	(1,692)	(558)	(62)
Net change in unrealized gain (loss) on investments	(9,683)	(1,385,729)	(20,395)	(892)	(949)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(2,040)	(1,072,812)	(10,458)	(806)	(580)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	7,570	4,713,214	195,922	25,676	13,710
Policy loans	(54)	(1,037,078)	(569)	(984)	—
Policy loan repayments and interest	—	274,033	4,918	21	—
Surrenders, withdrawals and death benefits	(334)	(1,318,572)	(10)	—	—
Net transfers between other subaccounts
or fixed rate option	23,268	151,859	107,495	(16,686)	(17,972)
Other charges	(3,735)	(1,966,719)	(47,492)	(11,991)	(5,362)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	26,715	816,737	260,264	(3,964)	(9,624)

TOTAL INCREASE (DECREASE) IN NET ASSETS	24,675	(256,075)	249,806	(4,770)	(10,204)

NET ASSETS
Beginning of period	37,543	32,807,688	92,327	31,019	34,382
End of period	$62,218	$32,551,613	$342,133	$26,249	$24,178

Beginning units	2,007	2,738,849	5,808	2,386	2,873
Units issued	1,730	468,171	19,041	2,113	1,162
Units redeemed	(296)	(400,465)	(2,324)	(2,417)	(1,965)
Ending units	3,441	2,806,555	22,525	2,082	2,070
The accompanying notes are an integral part of these financial statements.
A 49

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	TOPS Growth ETF Portfolio (Class 2)	TOPS Moderate Growth ETF Portfolio (Class 2)	TOPS Managed Risk Balanced ETF Portfolio (Class 2)	TOPS Managed Risk Growth ETF Portfolio (Class 2)	TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$982	$704	$1,522	$4,878	$3,774
Capital gains distributions received	2,262	2,857	3,523	1,791	7,424
Net realized gain (loss) on shares redeemed	357	2,258	(61)	3,522	2,957
Net change in unrealized gain (loss) on investments	(9,625)	(5,684)	(13,052)	(48,338)	(36,919)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(6,024)	135	(8,068)	(38,147)	(22,764)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	73,921	111,361	71,870	184,616	109,323
Policy loans	(2,079)	—	(968)	(89,212)	(89,485)
Policy loan repayments and interest	149	—	20	23,303	23,296
Surrenders, withdrawals and death benefits	(17)	—	(9,520)	(5,043)	(560)
Net transfers between other subaccounts
or fixed rate option	135,148	(10,366)	42,682	(9,023)	29,754
Other charges	(37,047)	(20,478)	(42,153)	(91,725)	(60,466)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	170,075	80,517	61,931	12,916	11,862

TOTAL INCREASE (DECREASE) IN NET ASSETS	164,051	80,652	53,863	(25,231)	(10,902)

NET ASSETS
Beginning of period	57,183	30,188	140,614	440,832	359,824
End of period	$221,234	$110,840	$194,477	$415,601	$348,922

Beginning units	3,528	2,180	11,855	34,823	28,821
Units issued	19,246	24,509	10,899	17,628	13,263
Units redeemed	(2,338)	(16,462)	(5,634)	(16,201)	(12,142)
Ending units	20,436	10,227	17,120	36,250	29,942

The accompanying notes are an integral part of these financial statements.
A 50

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	American Funds IS Growth Fund (Class 2)	American Funds IS Growth-Income Fund (Class 2)	Fidelity VIP Contrafund Portfolio (Service Class 2)	Fidelity VIP MidCap Portfolio (Service Class 2)	Templeton Growth VIP Fund (Class 2)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$562	$2,864	$433	$179	$1,959
Capital gains distributions received	16,814	28,020	2,019	2,829	—
Net realized gain (loss) on shares redeemed	(852)	(2,830)	(55)	(283)	(11,042)
Net change in unrealized gain (loss) on investments	(12,199)	(28,524)	(2,551)	(5,659)	1,669

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,325	(470)	(154)	(2,934)	(7,414)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	37,572	86,530	33,706	35,913	4,489
Policy loans	(528)	(7,113)	—	—	—
Policy loan repayments and interest	9	279	—	—	—
Surrenders, withdrawals and death benefits	(1,191)	(205)	—	—	—
Net transfers between other subaccounts
or fixed rate option	46,129	140,192	19,211	64,125	(50,674)
Other charges	(22,843)	(57,760)	(10,403)	(18,809)	(3,327)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	59,148	161,923	42,514	81,229	(49,512)

TOTAL INCREASE (DECREASE) IN NET ASSETS	63,473	161,453	42,360	78,295	(56,926)

NET ASSETS
Beginning of period	52,561	104,310	18,203	13,180	73,593
End of period	$116,034	$265,763	$60,563	$91,475	$16,667

Beginning units	4,517	9,355	1,496	1,143	7,074
Units issued	7,426	24,850	4,640	8,865	1,154
Units redeemed	(2,163)	(10,732)	(855)	(1,656)	(6,495)
Ending units	9,780	23,473	5,281	8,352	1,733

The accompanying notes are an integral part of these financial statements.
A 51

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Hartford Capital Appreciation HLS Fund (Class IB)	Hartford Disciplined Equity HLS Fund (Class IB)	Hartford Dividend and Growth HLS Fund (Class IB)	American Funds IS International Fund (Class 2)	Franklin Income VIP Fund (Class 2)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$54	$55	$491	$490	$1,406
Capital gains distributions received	975	2,827	4,157	1,334	—
Net realized gain (loss) on shares redeemed	(130)	(13)	186	(82)	(683)
Net change in unrealized gain (loss) on investments	(978)	(2,375)	(4,755)	(3,378)	(2,744)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(79)	494	79	(1,636)	(2,021)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,678	1,220	12,443	6,471	12,428
Policy loans	(10)	—	(33)	(6)	—
Policy loan repayments and interest	17	12	96	12	—
Surrenders, withdrawals and death benefits	—	—	—	(148)	—
Net transfers between other subaccounts
or fixed rate option	4,004	11,448	(33,922)	13,117	(21,450)
Other charges	(2,415)	(430)	(3,958)	(2,632)	(6,783)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	6,274	12,250	(25,374)	16,814	(15,805)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,195	12,744	(25,295)	15,178	(17,826)

NET ASSETS
Beginning of period	3,718	6	58,316	19,609	52,027
End of period	$9,913	$12,750	$33,021	$34,787	$34,201

Beginning units	319	—	4,737	1,895	4,734
Units issued	692	975	2,975	1,979	1,484
Units redeemed	(166)	(33)	(4,989)	(303)	(2,850)
Ending units	845	942	2,723	3,571	3,368

The accompanying notes are an integral part of these financial statements.
A 52

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Franklin Mutual Shares VIP Fund (Class 2)	MFS Total Return Bond Series (Initial Class)	MFS Value Series (Initial Class)	Hartford Growth Opportunities HLS Fund (Class IB)	American Funds IS Blue Chip Income and Growth Fund (Class 2)
	1/1/2015	1/1/2015	1/1/2015	1/1/2015	1/1/2015
	to	to	to	to	to
	12/31/2015	12/31/2015	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$293	$1,761	$925	$(26)	$2,222
Capital gains distributions received	678	—	2,411	6,200	11,709
Net realized gain (loss) on shares redeemed	(50)	(16)	11	(200)	(2,054)
Net change in unrealized gain (loss) on investments	(1,629)	(2,262)	(4,804)	(4,209)	(16,711)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(708)	(517)	(1,457)	1,765	(4,834)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	6,490	9,313	5,581	26,387	28,482
Policy loans	—	—	—	(120)	(7,122)
Policy loan repayments and interest	—	—	—	13	276
Surrenders, withdrawals and death benefits	—	—	—	—	(36)
Net transfers between other subaccounts
or fixed rate option	12,317	52,702	36,271	38,794	47,884
Other charges	(2,249)	(4,533)	(3,497)	(8,145)	(15,544)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	16,558	57,482	38,355	56,929	53,940

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,850	56,965	36,898	58,694	49,106

NET ASSETS
Beginning of period	4,812	26,687	11,852	1,742	79,039
End of period	$20,662	$83,652	$48,750	$60,436	$128,145

Beginning units	421	2,511	972	143	7,132
Units issued	1,880	6,298	4,301	4,935	11,756
Units redeemed	(201)	(760)	(1,065)	(625)	(6,947)
Ending units	2,100	8,049	4,208	4,453	11,941

The accompanying notes are an integral part of these financial statements.
A 53

FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2015

	SUBACCOUNTS
	Fidelity VIP Index 500 Portfolio (Service Class 2)	Invesco V.I. Growth and Income Fund (Series I)	AST International Value Portfolio
	1/1/2015	1/1/2015	4/24/2015*
	to	to	to
	12/31/2015	12/31/2015	12/31/2015

OPERATIONS
Net investment income (loss)	$4,327	$2,988	$(9,613)
Capital gains distributions received	64	16,827	—
Net realized gain (loss) on shares redeemed	(1,055)	(2,609)	(10,804)
Net change in unrealized gain (loss) on investments	(3,803)	(21,544)	(354,279)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(467)	(4,338)	(374,696)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	94,034	26,930	224,637
Policy loans	(147)	(191)	(60,439)
Policy loan repayments and interest	217	290	12,723
Surrenders, withdrawals and death benefits	(32)	(131)	(68,480)
Net transfers between other subaccounts
or fixed rate option	132,293	25,436	4,249,628
Other charges	(37,530)	(13,696)	(86,982)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	188,835	38,638	4,271,087

TOTAL INCREASE (DECREASE) IN NET ASSETS	188,368	34,300	3,896,391

NET ASSETS
Beginning of period	86,953	85,829	—
End of period	$275,321	$120,129	$3,896,391

Beginning units	7,876	7,974	—
Units issued	24,981	11,483	453,509
Units redeemed	(8,124)	(7,915)	(28,553)
Ending units	24,733	11,542	424,956

* Date subaccount became available for investment.

The accompanying notes are an integral part of these financial statements.
A 54

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE OF NEW JERSEY VARIABLE APPRECIABLE ACCOUNT December 31, 2016

Note 1:	General

Pruco Life of New Jersey Variable Appreciable Account (the “Account”) was established under the laws of the State of New Jersey on January 13, 1984 as a separate investment account of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”), which is a wholly-owned subsidiary of Pruco Life Insurance Company (an Arizona domiciled company), which in turn is wholly-owned by The Prudential Insurance Company of America (“Prudential”). Prudential is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Pruco Life of New Jersey. Proceeds from purchases of the variable life insurance contracts listed below, are invested in the Account (individually, the “Contract” and collectively, the “Contracts”). The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life of New Jersey may conduct.

Pruco Life of New Jersey Variable Appreciable Life (“VAL”)	Pruco Life of New Jersey MPremier VUL Protector
Pruco Life of New Jersey PRUvider Variable	(“MPVULP”)
Appreciable Life (“PRUvider”)	Pruco Life of New Jersey PruLife Custom Premier II
Pruco Life of New Jersey PruSelect III (“PSEL III”)	(“ENVUL”)
Pruco Life of New Jersey Survivorship Variable	Pruco Life of New Jersey Variable Universal Life
Universal Life (“SVUL”)	Protector (“VULP”)
Pruco Life of New Jersey PruLife Custom Premier (“VULII”)	Pruco Life of New Jersey PruLife Advisor Select Variable
Pruco Life of New Jersey MPremier VUL (“MPVUL”)	Universal Life ("PROSEL")

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. The Contracts offer the option to invest in various subaccounts listed below, each of which invests in a corresponding portfolio of either The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the “Portfolios”). Investment options vary by Contract.

The corresponding subaccount names are as follows:

Prudential Government Money Market Portfolio	Prudential SP International Growth Portfolio (Class I)
(formerly Prudential Money Market Portfolio)	Janus Aspen Overseas Portfolio (Service Shares)
Prudential Diversified Bond Portfolio	Goldman Sachs VIT Small Cap Equity Insights Fund
Prudential Equity Portfolio (Class I)	(Institutional Class)
Prudential Flexible Managed Portfolio	M Large Cap Growth Fund
Prudential Conservative Balanced Portfolio	M International Equity Fund
Prudential High Yield Bond Portfolio	M Large Cap Value Fund
Prudential Stock Index Portfolio	AST Cohen & Steers Realty Portfolio
Prudential Value Portfolio (Class I)	AST J.P. Morgan Strategic Opportunities Portfolio
Prudential Natural Resources Portfolio (Class I)	AST Value Equity Portfolio (formerly AST Herndon
Prudential Global Portfolio	Large-Cap Value Portfolio)
Prudential Government Income Portfolio	AST Small-Cap Growth Opportunities Portfolio
Prudential Jennison Portfolio (Class I)	AST Small-Cap Value Portfolio
Prudential Small Capitalization Stock Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio
T. Rowe Price International Stock Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio
Janus Aspen Janus Portfolio (Institutional Shares)	AST MFS Growth Portfolio
MFS Growth Series (Initial Class)	AST BlackRock Low Duration Bond Portfolio
American Century VP Value Fund (Class I)	AST T. Rowe Price Natural Resources Portfolio
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	AST MFS Global Equity Portfolio
Prudential SP Small Cap Value Portfolio (Class I)	AST J.P. Morgan International Equity Portfolio
Janus Aspen Janus Portfolio (Service Shares)	AST Templeton Global Bond Portfolio
SP Prudential U.S. Emerging Growth Portfolio (Class I)	M Capital Appreciation Fund

A 55

Note 1:	General (continued)

American Century VP Mid Cap Value Fund (Class I)	Invesco V.I. Growth and Income Fund (Series I)
AST Hotchkis & Wiley Large-Cap Value Portfolio	AST International Value Portfolio
(formerly AST Large-Cap Value Portfolio)	American Century VP Income & Growth Fund
AST Small-Cap Growth Portfolio	(Class I)*
The Dreyfus Socially Responsible Growth Fund, Inc.	Dreyfus Investment Portfolios, MidCap Stock Portfolio
(Service Shares)	(Initial Shares)*
Prudential Jennison 20/20 Focus Portfolio (Class I)	Dreyfus VIF Opportunistic Small Cap Portfolio
JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio	(Initial Shares)*
(Class 1)	Janus Aspen Enterprise Portfolio (Service Shares)*
MFS Utilities Series (Initial Class)	Janus Aspen Balanced Portfolio (Service Shares)*
Neuberger Berman Advisers' Management Trust	Oppenheimer Discovery Mid-Cap Growth Fund/VA
Socially Responsive Portfolio (Class S)	(Service Shares)*
AST T. Rowe Price Large-Cap Growth Portfolio	ProFund VP Asia 30*
AST BlackRock/Loomis Sayles Bond Portfolio	ProFund VP Banks*
AST T. Rowe Price Asset Allocation Portfolio	ProFund VP Bear*
AST Wellington Management Hedged Equity Portfolio	ProFund VP Biotechnology*
AST Balanced Asset Allocation Portfolio	ProFund VP Basic Materials*
AST Preservation Asset Allocation Portfolio	ProFund VP UltraBull*
AST FI Pyramis Quantitative Portfolio	ProFund VP Bull*
AST Prudential Growth Allocation Portfolio	ProFund VP Consumer Services*
AST Advanced Strategies Portfolio	ProFund VP Consumer Goods Portfolio*
AST Schroders Global Tactical Portfolio	ProFund VP Oil & Gas*
AST RCM World Trends Portfolio	ProFund VP Europe 30*
Dreyfus Investment Portfolios, MidCap Stock Portfolio	ProFund VP Financials*
(Service Shares)	ProFund VP U.S. Government Plus*
AST BlackRock Global Strategies Portfolio	ProFund VP Health Care*
TOPS Aggressive Growth ETF Portfolio (Class 2)	ProFund VP Industrials*
TOPS Balanced ETF Portfolio (Class 2)	ProFund VP Internet*
TOPS Conservative ETF Portfolio (Class 2)	ProFund VP Japan*
TOPS Growth ETF Portfolio (Class 2)	ProFund VP Precious Metals*
TOPS Moderate Growth ETF Portfolio (Class 2)	ProFund VP Mid-Cap Growth*
TOPS Managed Risk Balanced ETF Portfolio (Class 2)	ProFund VP Government Money Market (formerly
TOPS Managed Risk Growth ETF Portfolio (Class 2)	ProFund VP Money Market)*
TOPS Managed Risk Moderate Growth ETF Portfolio	ProFund VP Mid-Cap Value*
(Class 2)	ProFund VP Pharmaceuticals*
American Funds IS Growth Fund (Class 2)	ProFund VP Real Estate*
American Funds IS Growth-Income Fund (Class 2)	ProFund VP Rising Rates Opportunity*
Fidelity VIP Contrafund Portfolio (Service Class 2)	ProFund VP NASDAQ-100 *
Fidelity VIP MidCap Portfolio (Service Class 2)	ProFund VP Small-Cap*
Templeton Growth VIP Fund (Class 2)	ProFund VP Semiconductor*
Hartford Capital Appreciation HLS Fund (Class IB)	ProFund VP Small-Cap Growth*
Hartford Disciplined Equity HLS Fund (Class IB)	ProFund VP Short NASDAQ-100 *
Hartford Dividend and Growth HLS Fund (Class IB)	ProFund VP Short Small-Cap*
American Funds IS International Fund (Class 2)	ProFund VP Small-Cap Value*
Franklin Income VIP Fund (Class 2)	ProFund VP Technology*
Franklin Mutual Shares VIP Fund (Class 2)	ProFund VP Telecommunications*
MFS Total Return Bond Series (Initial Class)	ProFund VP UltraMid-Cap*
MFS Value Series (Initial Class)	ProFund VP UltraNASDAQ-100 *
Hartford Growth Opportunities HLS Fund (Class IB)	ProFund VP UltraSmall-Cap*
American Funds IS Blue Chip Income and Growth Fund	ProFund VP Utilities*
(Class 2)	Invesco V.I. Technology Fund (Series I)*
Fidelity VIP Index 500 Portfolio (Service Class 2)	Invesco V.I. Managed Volatility Fund (Series I)*
__________
* Subaccount was available for investment but had no assets as of December 31, 2016, and had no activity during 2016.
There were no mergers during the period ended December 31, 2016.

A 56

Note 1:	General (continued)

The Portfolios are open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946-Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon an average cost of the investment sold.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are re-invested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:	Fair Value of Assets

Fair Value Measurements - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that the Account can access.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the investment.
As of December 31, 2016, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

Transfers between Fair Value Levels

During the period ended December 31, 2016, there were no transfers between fair value levels.

A 57

Note 4:	Taxes

Pruco Life of New Jersey is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2016 were as follows:

	Purchases	Sales
Prudential Government Money Market Portfolio	$13,392,647	$12,104,920
Prudential Diversified Bond Portfolio	1,829,014	3,533,097
Prudential Equity Portfolio (Class I)	1,017,842	11,905,067
Prudential Flexible Managed Portfolio	1,136,794	15,822,607
Prudential Conservative Balanced Portfolio	803,595	7,527,931
Prudential High Yield Bond Portfolio	685,294	30,368,115
Prudential Stock Index Portfolio	5,121,862	4,622,089
Prudential Value Portfolio (Class I)	952,845	2,310,965
Prudential Natural Resources Portfolio (Class I)	674,901	925,442
Prudential Global Portfolio	790,639	2,069,897
Prudential Government Income Portfolio	485,000	559,000
Prudential Jennison Portfolio (Class I)	1,620,217	3,151,688
Prudential Small Capitalization Stock Portfolio	377,656	1,338,983
T. Rowe Price International Stock Portfolio	3,899	1,294
Janus Aspen Janus Portfolio (Institutional Shares)	10,595	14,191
MFS Growth Series (Initial Class)	4,612	6,546
American Century VP Value Fund (Class I)	19,734	11,374
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	16,610	9,060
Prudential SP Small Cap Value Portfolio (Class I)	767,221	933,656
Janus Aspen Janus Portfolio (Service Shares)	94,295	92,730
SP Prudential U.S. Emerging Growth Portfolio (Class I)	733,542	825,292
Prudential SP International Growth Portfolio (Class I)	402,758	237,639
Janus Aspen Overseas Portfolio (Service Shares)	97,309	48,698
Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)	4,197	3,406
M Large Cap Growth Fund	8,474	5,628
M International Equity Fund	—	1,134
M Large Cap Value Fund	11,947	6,362
AST Cohen & Steers Realty Portfolio	263,869	63,052
AST J.P. Morgan Strategic Opportunities Portfolio	240,340	127,067
AST Value Equity Portfolio	116,353	37,730
AST Small-Cap Growth Opportunities Portfolio	80,626	35,012
AST Small-Cap Value Portfolio	157,880	65,084
AST Goldman Sachs Mid-Cap Growth Portfolio	330,698	88,413
AST Loomis Sayles Large-Cap Growth Portfolio	283,958	259,222
AST MFS Growth Portfolio	232,288	45,767
AST BlackRock Low Duration Bond Portfolio	192,353	35,634
AST T. Rowe Price Natural Resources Portfolio	264,163	92,667
AST MFS Global Equity Portfolio	299,505	38,868
AST J.P. Morgan International Equity Portfolio	194,588	87,738
AST Templeton Global Bond Portfolio	137,406	29,058
M Capital Appreciation Fund	8,613	3,882

A 58

Note 5:	Purchases and Sales of Investments (continued)

	Purchases	Sales
American Century VP Mid Cap Value Fund (Class I)	$153,731	$53,950
AST Hotchkis & Wiley Large-Cap Value Portfolio	490,033	360,060
AST Small-Cap Growth Portfolio	502,918	521,589
The Dreyfus Socially Responsible Growth Fund, Inc. (Service Shares)	93,114	13,562
Prudential Jennison 20/20 Focus Portfolio (Class I)	287,174	137,224
JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio (Class 1)	68,554	33,586
MFS Utilities Series (Initial Class)	223,777	61,507
Neuberger Berman Advisers' Management Trust Socially Responsive Portfolio (Class S)	100,690	10,280
AST T. Rowe Price Large-Cap Growth Portfolio	699,754	315,817
AST BlackRock/Loomis Sayles Bond Portfolio	1,082,208	2,380,142
AST T. Rowe Price Asset Allocation Portfolio	789,674	224,243
AST Wellington Management Hedged Equity Portfolio	850,520	879,134
AST Balanced Asset Allocation Portfolio	3,355,826	1,342,222
AST Preservation Asset Allocation Portfolio	747,640	1,018,822
AST FI Pyramis Quantitative Portfolio	165,624	116,564
AST Prudential Growth Allocation Portfolio	678,526	176,827
AST Advanced Strategies Portfolio	288,415	208,603
AST Schroders Global Tactical Portfolio	445,306	163,459
AST RCM World Trends Portfolio	149,824	65,856
Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)	22,557	7,623
AST BlackRock Global Strategies Portfolio	3,326,132	3,007,955
TOPS Aggressive Growth ETF Portfolio (Class 2)	223,596	57,852
TOPS Balanced ETF Portfolio (Class 2)	96,085	11,477
TOPS Conservative ETF Portfolio (Class 2)	30,813	6,105
TOPS Growth ETF Portfolio (Class 2)	84,926	33,199
TOPS Moderate Growth ETF Portfolio (Class 2)	315,323	32,410
TOPS Managed Risk Balanced ETF Portfolio (Class 2)	56,975	32,654
TOPS Managed Risk Growth ETF Portfolio (Class 2)	213,663	94,156
TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)	449,863	74,419
American Funds IS Growth Fund (Class 2)	144,478	29,371
American Funds IS Growth-Income Fund (Class 2)	297,019	61,441
Fidelity VIP Contrafund Portfolio (Service Class 2)	120,603	14,228
Fidelity VIP MidCap Portfolio (Service Class 2)	279,164	33,137
Templeton Growth VIP Fund (Class 2)	11,958	5,061
Hartford Capital Appreciation HLS Fund (Class IB)	8,677	5,365
Hartford Disciplined Equity HLS Fund (Class IB)	54,009	3,936
Hartford Dividend and Growth HLS Fund (Class IB)	134,450	17,407
American Funds IS International Fund (Class 2)	61,881	28,183
Franklin Income VIP Fund (Class 2)	110,000	12,127
Franklin Mutual Shares VIP Fund (Class 2)	32,375	4,462
MFS Total Return Bond Series (Initial Class)	284,582	19,101
MFS Value Series (Initial Class)	135,977	9,397
Hartford Growth Opportunities HLS Fund (Class IB)	115,226	20,708
American Funds IS Blue Chip Income and Growth Fund (Class 2)	79,926	15,408
Fidelity VIP Index 500 Portfolio (Service Class 2)	214,224	18,079
Invesco V.I. Growth and Income Fund (Series I)	76,840	8,891
AST International Value Portfolio	421,331	210,027

Note 6:	Related Party Transactions
The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various

A 59

Note 6:	Related Party Transactions (continued)

services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.
The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”), and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of Prudential Financial (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund and the Advanced Series Trust. The Investment Managers entered into subadvisory agreements with several subadvisers, including PGIM, Inc., Jennison Associates LLC, and Quantitative Management Associates LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.
The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.
The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust. Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.
Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.
Certain charges and fees for the portfolios of The Prudential Series Fund and the Advanced Series Trust may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/ reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.
See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund and the Advanced Series Trust in which it invests, including the related party expenses disclosed above.
In 2016, Prudential Financial self-reported to the Securities and Exchange Commission and notified other regulators that in some cases Prudential Financial failed to maximize securities lending income for certain Portfolios of The Prudential Series Fund and the Advanced Series Trust due to a longstanding restriction benefiting Prudential Financial. In June 2016, Prudential Financial paid each of the affected Portfolios an amount of loss estimated by an independent consultant retained by the respective Boards of Trustees. The payment remains subject to regulatory review and Prudential Financial is cooperating with regulators in their review of this matter.

Note 7:	Financial Highlights

Pruco Life of New Jersey sells a number of variable life insurance products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life of New Jersey and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life of New Jersey as contract owners may not have selected all available and applicable Contract options.

A 60

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Money Market Portfolio
December 31, 2016	50,697	$1.12761	to	$11.81436	$68,221	0.09%		0.00%	to	0.90%	-0.78%	to	0.09%
December 31, 2015	49,197	$1.13648	to	$11.80327	$66,869	0.00%	(2)	0.00%	to	0.90%	-0.91%	to	0.00%
December 31, 2014	46,793	$1.14691	to	$11.80320	$64,145	0.00%	(2)	0.00%	to	0.90%	-0.91%	to	0.00%
December 31, 2013	44,811	$1.15745	to	$11.80315	$61,871	0.00%	(2)	0.00%	to	0.90%	-0.93%	to	0.00%
December 31, 2012	40,437	$1.16770	to	$11.80302	$56,365	0.01%		0.00%	to	0.90%	-0.91%	to	0.01%

	Prudential Diversified Bond Portfolio
December 31, 2016	47,360	$2.07846	to	$20.82325	$143,239	0.00%		0.00%	to	0.90%	4.65%	to	5.59%
December 31, 2015	47,717	$1.97041	to	$19.72100	$137,271	0.00%		0.00%	to	0.90%	-1.61%	to	-0.26%
December 31, 2014	48,613	$1.97761	to	$19.77188	$140,903	1.09%		0.00%	to	0.90%	0.92%	to	7.09%
December 31, 2013	49,136	$1.84865	to	$18.46284	$133,636	3.97%		0.00%	to	0.90%	-1.60%	to	-0.71%
December 31, 2012	49,779	$1.86398	to	$18.59559	$138,195	3.89%		0.00%	to	0.90%	9.70%	to	10.68%

	Prudential Equity Portfolio (Class I)
December 31, 2016	16,655	$2.02042	to	$16.71274	$194,300	0.00%		0.10%	to	0.90%	2.85%	to	3.67%
December 31, 2015	17,254	$1.96442	to	$16.18903	$198,410	0.00%		0.10%	to	0.90%	-0.99%	to	2.26%
December 31, 2014	18,013	$1.93643	to	$15.89925	$203,771	0.00%		0.10%	to	0.90%	-0.39%	to	7.60%
December 31, 2013	18,818	$1.81405	to	$14.83927	$198,497	0.00%		0.10%	to	0.90%	32.34%	to	33.40%
December 31, 2012	19,442	$1.37071	to	$11.17160	$155,662	0.59%		0.10%	to	0.90%	12.67%	to	13.57%

	Prudential Flexible Managed Portfolio
December 31, 2016	27,602	$2.10545	to	$23.33762	$302,141	0.00%		0.25%	to	0.90%	7.55%	to	8.25%
December 31, 2015	28,875	$1.95761	to	$21.55947	$292,626	0.00%		0.25%	to	0.90%	0.11%	to	0.76%
December 31, 2014	30,051	$1.95542	to	$21.39680	$302,602	0.00%		0.25%	to	0.90%	7.11%	to	10.78%
December 31, 2013	31,269	$1.77667	to	$19.31512	$284,781	0.00%		0.25%	to	0.90%	19.07%	to	19.85%
December 31, 2012	32,330	$1.49209	to	$16.11645	$246,015	1.92%		0.25%	to	0.90%	12.35%	to	13.09%

	Prudential Conservative Balanced Portfolio
December 31, 2016	16,462	$1.99983	to	$20.99303	$136,998	0.00%		0.25%	to	0.90%	6.32%	to	7.01%
December 31, 2015	17,225	$1.88097	to	$19.61793	$134,210	0.00%		0.25%	to	0.90%	-0.50%	to	0.15%
December 31, 2014	18,097	$1.89037	to	$19.58841	$141,229	0.00%		0.25%	to	0.90%	6.07%	to	8.50%
December 31, 2013	18,673	$1.75355	to	$18.05422	$134,397	0.00%		0.25%	to	0.90%	15.12%	to	15.86%
December 31, 2012	19,324	$1.52326	to	$15.58262	$120,314	2.06%		0.25%	to	0.90%	10.23%	to	10.96%

	Prudential High Yield Bond Portfolio
December 31, 2016	503,610	$2.55272	to	$25.52928	$1,709,443	6.48%		0.00%	to	0.90%	15.21%	to	16.24%
December 31, 2015	510,436	$2.19840	to	$21.96197	$1,498,127	6.20%		0.00%	to	0.90%	-5.95%	to	-2.45%
December 31, 2014	480,596	$2.25610	to	$22.51345	$1,469,599	6.04%		0.00%	to	0.90%	-2.22%	to	2.71%
December 31, 2013	450,696	$2.19909	to	$21.91910	$1,363,539	6.46%		0.00%	to	0.90%	6.31%	to	7.26%
December 31, 2012	422,167	$2.05286	to	$20.43631	$1,212,630	7.17%		0.00%	to	0.90%	13.40%	to	14.43%

	Prudential Stock Index Portfolio
December 31, 2016	15,430	$1.78888	to	$26.38014	$63,580	1.82%		0.00%	to	0.90%	10.84%	to	11.83%
December 31, 2015	14,850	$1.61397	to	$23.58951	$56,464	1.50%		0.00%	to	0.90%	-1.79%	to	1.18%
December 31, 2014	14,968	$1.60949	to	$23.31331	$57,050	3.03%		0.00%	to	0.90%	3.38%	to	13.31%
December 31, 2013	14,988	$1.43327	to	$20.57494	$50,655	0.00%		0.00%	to	0.90%	30.72%	to	31.89%
December 31, 2012	15,254	$1.09647	to	$15.59974	$39,769	1.70%		0.00%	to	0.90%	14.65%	to	15.68%

	Prudential Value Portfolio (Class I)
December 31, 2016	2,865	$2.56468	to	$16.95191	$31,212	0.00%		0.00%	to	0.90%	10.40%	to	11.39%
December 31, 2015	2,971	$2.32309	to	$15.21788	$29,380	0.00%		0.00%	to	0.90%	-9.68%	to	-8.19%
December 31, 2014	3,103	$2.55318	to	$16.57627	$33,569	0.00%		0.00%	to	0.90%	-0.18%	to	10.10%
December 31, 2013	3,184	$2.33971	to	$15.05507	$31,424	0.00%		0.00%	to	0.90%	31.91%	to	33.09%
December 31, 2012	3,231	$1.77375	to	$11.31158	$23,598	0.97%		0.00%	to	0.90%	13.60%	to	14.62%

A 61

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Natural Resources Portfolio (Class I)
December 31, 2016	815	$6.20825	to	$13.73093	$10,138	0.00%	0.00%	to	0.60%	24.62%	to	25.36%
December 31, 2015	819	$4.95729	to	$11.01858	$8,340	0.00%	0.00%	to	0.60%	-34.15%	to	-28.19%
December 31, 2014	907	$6.91015	to	$15.43613	$13,287	0.00%	0.00%	to	0.60%	-27.35%	to	-19.90%
December 31, 2013	957	$8.63543	to	$19.38647	$17,779	0.00%	0.00%	to	0.60%	9.57%	to	10.23%
December 31, 2012	1,025	$7.84199	to	$17.69319	$17,543	0.46%	0.10%	to	0.60%	-3.05%	to	-2.57%

	Prudential Global Portfolio
December 31, 2016	5,014	$1.30262	to	$10.09044	$14,025	0.00%	0.10%	to	0.90%	3.52%	to	4.34%
December 31, 2015	5,382	$1.25837	to	$9.68524	$14,702	0.00%	0.10%	to	0.90%	-3.79%	to	2.27%
December 31, 2014	5,596	$1.24031	to	$3.29027	$15,052	0.00%	0.10%	to	0.90%	-1.22%	to	3.15%
December 31, 2013	5,677	$1.21215	to	$3.20572	$14,947	0.00%	0.10%	to	0.90%	26.15%	to	27.16%
December 31, 2012	5,762	$0.96087	to	$2.53361	$11,997	1.60%	0.10%	to	0.90%	16.48%	to	17.42%

	Prudential Government Income Portfolio
December 31, 2016	657	$4.33836	to	$4.33836	$2,850	0.00%	0.60%	to	0.60%	1.56%	to	1.56%
December 31, 2015	667	$4.27164	to	$4.27164	$2,851	0.00%	0.60%	to	0.60%	0.07%	to	0.07%
December 31, 2014	745	$4.26864	to	$4.26864	$3,180	0.35%	0.60%	to	0.60%	5.23%	to	5.23%
December 31, 2013	776	$4.05652	to	$4.05652	$3,149	1.77%	0.60%	to	0.60%	-2.92%	to	-2.92%
December 31, 2012	885	$4.17862	to	$4.17862	$3,699	2.07%	0.60%	to	0.60%	3.01%	to	3.01%

	Prudential Jennison Portfolio (Class I)
December 31, 2016	10,549	$1.42768	to	$10.28424	$39,081	0.00%	0.10%	to	0.90%	-1.78%	to	-1.00%
December 31, 2015	10,862	$1.45360	to	$10.40359	$41,016	0.00%	0.10%	to	0.90%	3.30%	to	11.37%
December 31, 2014	11,041	$1.31554	to	$5.07582	$37,386	0.00%	0.10%	to	0.90%	1.31%	to	9.88%
December 31, 2013	11,498	$1.20695	to	$4.64261	$35,253	0.00%	0.10%	to	0.90%	36.44%	to	37.52%
December 31, 2012	11,705	$0.88463	to	$3.39279	$26,196	0.16%	0.10%	to	0.90%	15.14%	to	16.06%

	Prudential Small Capitalization Stock Portfolio
December 31, 2016	1,932	$8.60619	to	$24.18775	$17,258	0.00%	0.00%	to	0.60%	25.75%	to	26.50%
December 31, 2015	2,060	$6.84380	to	$19.12023	$14,551	0.00%	0.00%	to	0.60%	-4.33%	to	-2.29%
December 31, 2014	2,215	$7.04589	to	$19.56736	$16,016	0.00%	0.00%	to	0.60%	3.65%	to	5.39%
December 31, 2013	2,324	$6.72562	to	$18.56661	$15,921	0.00%	0.00%	to	0.60%	40.11%	to	40.95%
December 31, 2012	2,269	$4.80032	to	$13.11162	$11,004	0.61%	0.10%	to	0.60%	15.33%	to	15.91%

	T. Rowe Price International Stock Portfolio
December 31, 2016	36	$1.17029	to	$1.17029	$42	1.10%	0.90%	to	0.90%	1.22%	to	1.22%
December 31, 2015	33	$1.15620	to	$1.15620	$38	0.95%	0.90%	to	0.90%	-1.78%	to	-1.78%
December 31, 2014	31	$1.17715	to	$1.17715	$37	1.08%	0.90%	to	0.90%	-2.12%	to	-2.12%
December 31, 2013	30	$1.20263	to	$1.20263	$36	0.35%	0.90%	to	0.90%	13.03%	to	13.03%
December 31, 2012	128	$1.06396	to	$1.28558	$136	1.27%	0.20%	to	0.90%	17.38%	to	18.20%

	Janus Aspen Janus Portfolio (Institutional Shares)
December 31, 2016	242	$1.21741	to	$1.57426	$324	0.54%	0.20%	to	0.90%	-0.40%	to	0.30%
December 31, 2015	243	$1.22224	to	$1.56956	$325	0.63%	0.20%	to	0.90%	4.41%	to	5.13%
December 31, 2014	241	$1.17067	to	$1.49292	$310	0.37%	0.20%	to	0.90%	11.98%	to	12.77%
December 31, 2013	234	$1.04544	to	$1.32388	$268	0.60%	0.20%	to	0.90%	29.18%	to	30.07%
December 31, 2012	416	$0.80932	to	$1.01779	$354	0.56%	0.20%	to	0.90%	17.53%	to	18.35%

	MFS Growth Series (Initial Class)
December 31, 2016	131	$1.26739	to	$1.26739	$166	0.05%	0.90%	to	0.90%	1.53%	to	1.53%
December 31, 2015	131	$1.24830	to	$1.24830	$164	0.15%	0.90%	to	0.90%	6.61%	to	6.61%
December 31, 2014	126	$1.17092	to	$1.17092	$147	0.11%	0.90%	to	0.90%	7.97%	to	7.97%
December 31, 2013	125	$1.08445	to	$1.08445	$135	0.24%	0.90%	to	0.90%	35.63%	to	35.63%
December 31, 2012	120	$0.79955	to	$0.79955	$96	0.00%	0.90%	to	0.90%	16.34%	to	16.34%

A 62

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	American Century VP Value Fund (Class I)
December 31, 2016	121	$3.55526	to	$3.55526	$431	1.75%	0.90%	to	0.90%	19.41%	to	19.41%
December 31, 2015	117	$2.97739	to	$2.97739	$349	2.12%	0.90%	to	0.90%	-4.74%	to	-4.74%
December 31, 2014	125	$3.12558	to	$3.12558	$391	1.54%	0.90%	to	0.90%	12.07%	to	12.07%
December 31, 2013	124	$2.78887	to	$2.78887	$346	1.69%	0.90%	to	0.90%	30.55%	to	30.55%
December 31, 2012	140	$2.13622	to	$2.13622	$298	1.93%	0.90%	to	0.90%	13.55%	to	13.55%

	Franklin Small-Mid Cap Growth VIP Fund (Class 2)
December 31, 2016	261	$1.44644	to	$1.44644	$377	0.00%	0.90%	to	0.90%	3.24%	to	3.24%
December 31, 2015	252	$1.40107	to	$1.40107	$353	0.00%	0.90%	to	0.90%	-3.53%	to	-3.53%
December 31, 2014	246	$1.45230	to	$1.45230	$357	0.00%	0.90%	to	0.90%	6.51%	to	6.51%
December 31, 2013	236	$1.36349	to	$1.36349	$322	0.00%	0.90%	to	0.90%	36.92%	to	36.92%
December 31, 2012	270	$0.99582	to	$1.05640	$268	0.00%	0.20%	to	0.90%	9.86%	to	10.63%

	Prudential SP Small Cap Value Portfolio (Class I)
December 31, 2016	3,583	$2.99001	to	$30.76602	$12,284	0.00%	0.00%	to	0.90%	24.34%	to	25.45%
December 31, 2015	3,644	$2.40467	to	$24.52366	$9,942	0.00%	0.00%	to	0.90%	-7.17%	to	-5.36%
December 31, 2014	3,921	$2.56375	to	$25.91379	$11,341	0.00%	0.00%	to	0.90%	1.10%	to	4.94%
December 31, 2013	4,050	$2.46506	to	$24.69406	$11,177	0.00%	0.00%	to	0.90%	36.22%	to	37.44%
December 31, 2012	4,040	$1.80963	to	$17.96652	$8,148	0.45%	0.00%	to	0.90%	15.02%	to	16.06%

	Janus Aspen Janus Portfolio (Service Shares)
December 31, 2016	829	$1.83836	to	$1.83836	$1,524	0.38%	0.25%	to	0.25%	0.02%	to	0.02%
December 31, 2015	826	$1.83797	to	$1.83797	$1,518	0.45%	0.25%	to	0.25%	4.81%	to	4.81%
December 31, 2014	842	$1.75354	to	$1.75354	$1,477	0.23%	0.25%	to	0.25%	12.45%	to	12.45%
December 31, 2013	840	$1.55936	to	$1.55936	$1,310	0.66%	0.25%	to	0.25%	29.66%	to	29.66%
December 31, 2012	837	$1.20268	to	$1.20268	$1,007	0.45%	0.25%	to	0.25%	17.98%	to	17.98%

	SP Prudential U.S. Emerging Growth Portfolio (Class I)
December 31, 2016	4,558	$2.66896	to	$34.82253	$13,627	0.00%	0.00%	to	0.90%	3.39%	to	4.32%
December 31, 2015	4,604	$2.58140	to	$33.38120	$13,151	0.00%	0.00%	to	0.90%	-7.57%	to	-2.36%
December 31, 2014	4,689	$2.66766	to	$34.18836	$13,664	0.00%	0.00%	to	0.90%	2.92%	to	10.35%
December 31, 2013	4,846	$2.45791	to	$31.21928	$12,866	0.00%	0.00%	to	0.90%	27.33%	to	28.47%
December 31, 2012	4,806	$1.93040	to	$24.30091	$9,944	0.40%	0.00%	to	0.90%	15.83%	to	16.88%

	Prudential SP International Growth Portfolio (Class I)
December 31, 2016	2,021	$1.50516	to	$1.83699	$3,428	0.00%	0.10%	to	0.90%	-4.44%	to	-3.68%
December 31, 2015	1,922	$1.57516	to	$1.90722	$3,384	0.00%	0.10%	to	0.90%	-5.89%	to	3.26%
December 31, 2014	1,838	$1.53754	to	$1.84704	$3,130	0.00%	0.10%	to	0.90%	-6.56%	to	-3.45%
December 31, 2013	1,887	$1.64541	to	$1.96107	$3,405	0.00%	0.10%	to	0.90%	17.81%	to	18.76%
December 31, 2012	1,848	$1.39668	to	$1.65133	$2,810	0.64%	0.10%	to	0.90%	21.31%	to	22.28%

	Janus Aspen Overseas Portfolio (Service Shares)
December 31, 2016	68	$6.83777	to	$6.89726	$467	5.03%	0.00%	to	0.10%	-6.80%	to	-6.71%
December 31, 2015	61	$7.33659	to	$7.39307	$445	0.54%	0.00%	to	0.10%	-16.71%	to	-8.80%
December 31, 2014	51	$8.05282	to	$8.10664	$409	5.67%	0.00%	to	0.10%	-16.82%	to	-12.10%
December 31, 2013	45	$9.17056	to	$9.22266	$415	3.18%	0.00%	to	0.10%	14.17%	to	14.28%
December 31, 2012	38	$8.03257	to	$8.03257	$306	0.63%	0.10%	to	0.10%	13.07%	to	13.07%

	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class)
December 31, 2016	31	$3.09592	to	$3.09592	$96	1.23%	0.20%	to	0.20%	22.96%	to	22.96%
December 31, 2015	31	$2.51791	to	$2.51791	$77	0.29%	0.20%	to	0.20%	-2.32%	to	-2.32%
December 31, 2014	32	$2.57774	to	$2.57774	$83	0.81%	0.20%	to	0.20%	6.71%	to	6.71%
December 31, 2013	31	$2.41556	to	$2.41556	$76	1.04%	0.20%	to	0.20%	35.35%	to	35.35%
December 31, 2012	31	$1.78465	to	$1.78465	$55	1.23%	0.20%	to	0.20%	12.61%	to	12.61%
A 63

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	M Large Cap Growth Fund
December 31, 2016	3	$28.07535	to	$28.07535	$76	0.00%	0.00%	to	0.00%	-2.32%	to	-2.32%
December 31, 2015	3	$28.74292	to	$28.74292	$74	0.03%	0.00%	to	0.00%	7.70%	to	7.70%
December 31, 2014	2	$26.68708	to	$26.68708	$66	0.04%	0.00%	to	0.00%	10.21%	to	10.21%
December 31, 2013	2	$24.21416	to	$24.21416	$55	0.62%	0.00%	to	0.00%	36.15%	to	36.15%
December 31, 2012	2	$17.78481	to	$17.78481	$41	0.05%	0.00%	to	0.00%	19.31%	to	19.31%

	M International Equity Fund
December 31, 2016	1	$16.80834	to	$16.80834	$14	1.15%	0.00%	to	0.00%	-0.05%	to	-0.05%
December 31, 2015	1	$16.81706	to	$16.81706	$15	1.59%	0.00%	to	0.00%	-3.94%	to	-3.94%
December 31, 2014	1	$17.50710	to	$17.50710	$17	2.20%	0.00%	to	0.00%	-7.06%	to	-7.06%
December 31, 2013	1	$18.83652	to	$18.83652	$19	2.36%	0.00%	to	0.00%	16.32%	to	16.32%
December 31, 2012	1	$16.19318	to	$16.19318	$18	2.00%	0.00%	to	0.00%	20.68%	to	20.68%

	M Large Cap Value Fund
December 31, 2016	4	$26.60662	to	$26.60662	$104	2.06%	0.00%	to	0.00%	9.64%	to	9.64%
December 31, 2015	4	$24.26745	to	$24.26745	$89	1.40%	0.00%	to	0.00%	-0.66%	to	-0.66%
December 31, 2014	3	$24.42804	to	$24.42804	$83	1.22%	0.00%	to	0.00%	9.68%	to	9.68%
December 31, 2013	3	$22.27169	to	$22.27169	$70	2.94%	0.00%	to	0.00%	34.22%	to	34.22%
December 31, 2012	3	$16.59343	to	$16.59343	$45	0.93%	0.00%	to	0.00%	17.29%	to	17.29%

	AST Cohen & Steers Realty Portfolio
December 31, 2016	47	$23.70983	to	$23.70983	1,126	0.00%	0.10%	to	0.10%	4.71%	to	4.71%
December 31, 2015	39	$22.64375	to	$22.64375	$880	0.00%	0.10%	to	0.10%	4.46%	to	4.74%
December 31, 2014	34	$21.61925	to	$21.61925	$732	0.00%	0.10%	to	0.10%	7.80%	to	30.78%
December 31, 2013	31	$16.53090	to	$16.53090	$515	0.00%	0.10%	to	0.10%	3.03%	to	3.03%
December 31, 2012	28	$16.04469	to	$16.04469	$442	1.46%	0.10%	to	0.10%	15.23%	to	15.23%

	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2016	66	$17.06612	to	$17.18990	1,132	0.00%	0.10%	to	0.25%	3.58%	to	3.73%
December 31, 2015	59	$16.45192	to	$16.59599	$980	0.00%	0.10%	to	0.25%	-3.00%	to	-0.28%
December 31, 2014	47	$16.49849	to	$16.66786	$787	0.00%	0.10%	to	0.25%	0.95%	to	5.34%
December 31, 2013	34	$15.66161	to	$15.84616	$541	0.00%	0.10%	to	0.25%	10.76%	to	10.92%
December 31, 2012	24	$14.11957	to	$14.30733	$340	1.53%	0.10%	to	0.25%	10.45%	to	10.61%

	AST Value Equity Portfolio
December 31, 2016	36	$9.52580	to	$16.74354	$591	0.00%	0.10%	to	0.25%	5.86%	to	6.02%
December 31, 2015	31	$8.99815	to	$15.79253	$477	0.00%	0.10%	to	0.25%	-11.00%	to	-6.16%
December 31, 2014	27	$16.82860	to	$16.82860	$462	0.00%	0.10%	to	0.10%	-4.50%	to	1.46%
December 31, 2013	28	$16.58696	to	$16.58696	$472	0.00%	0.10%	to	0.10%	34.49%	to	34.49%
December 31, 2012	26	$12.33295	to	$12.33295	$315	1.14%	0.10%	to	0.10%	13.29%	to	13.29%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2016	21	$22.71027	to	$22.71027	$476	0.00%	0.10%	to	0.10%	7.59%	to	7.59%
December 31, 2015	19	$21.10806	to	$21.10806	$395	0.00%	0.10%	to	0.10%	-4.50%	to	1.23%
December 31, 2014	16	$20.85085	to	$20.85085	$336	0.00%	0.10%	to	0.10%	1.03%	to	4.84%
December 31, 2013	14	$19.88901	to	$19.88901	$283	0.00%	0.10%	to	0.10%	40.67%	to	40.67%
December 31, 2012	13	$14.13882	to	$14.13882	$178	0.00%	0.10%	to	0.10%	19.96%	to	19.96%

	AST Small-Cap Value Portfolio
December 31, 2016	37	$26.59138	to	$26.59138	$982	0.00%	0.10%	to	0.10%	29.07%	to	29.07%
December 31, 2015	33	$20.60184	to	$20.60184	$673	0.00%	0.10%	to	0.10%	-5.21%	to	-4.41%
December 31, 2014	29	$21.55128	to	$21.55128	$625	0.00%	0.10%	to	0.10%	1.90%	to	5.16%
December 31, 2013	29	$20.49319	to	$20.49319	$597	0.00%	0.10%	to	0.10%	37.26%	to	37.26%
December 31, 2012	27	$14.92997	to	$14.92997	$396	0.46%	0.10%	to	0.10%	18.04%	to	18.04%

A 64

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2016	43	$9.31792	to	$24.29544	$882	0.00%	0.10%	to	0.25%	1.39%	to	1.54%
December 31, 2015	27	$9.19006	to	$23.92640	$628	0.00%	0.10%	to	0.25%	-8.45%	to	-5.78%
December 31, 2014	18	$25.39399	to	$25.39399	$446	0.00%	0.10%	to	0.10%	2.76%	to	11.42%
December 31, 2013	17	$22.79208	to	$22.79208	$380	0.00%	0.10%	to	0.10%	32.06%	to	32.06%
December 31, 2012	14	$17.25913	to	$17.25913	$245	0.00%	0.10%	to	0.10%	19.50%	to	19.50%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2016	106	$11.05507	to	$22.39348	$2,038	0.00%	0.10%	to	0.90%	4.64%	to	5.47%
December 31, 2015	102	$10.49742	to	$21.23221	$1,905	0.00%	0.10%	to	0.90%	4.02%	to	9.96%
December 31, 2014	105	$15.07361	to	$19.30884	$1,787	0.00%	0.10%	to	0.90%	3.73%	to	10.48%
December 31, 2013	109	$13.75290	to	$17.47747	$1,681	0.00%	0.10%	to	0.90%	35.39%	to	36.47%
December 31, 2012	106	$10.15783	to	$12.80643	$1,200	0.43%	0.10%	to	0.90%	11.26%	to	12.16%

	AST MFS Growth Portfolio
December 31, 2016	33	$10.59514	to	$22.31671	$579	0.00%	0.10%	to	0.25%	1.66%	to	1.81%
December 31, 2015	18	$10.42243	to	$21.92026	$383	0.00%	0.10%	to	0.25%	3.26%	to	7.12%
December 31, 2014	13	$20.46295	to	$20.46295	$261	0.00%	0.10%	to	0.10%	3.14%	to	8.60%
December 31, 2013	11	$18.84230	to	$18.84230	$205	0.00%	0.10%	to	0.10%	36.57%	to	36.57%
December 31, 2012	10	$13.79685	to	$13.79685	$132	0.00%	0.10%	to	0.10%	16.97%	to	16.97%

	AST BlackRock Low Duration Bond Portfolio
December 31, 2016	39	$10.06295	to	$13.66344	$516	0.00%	0.10%	to	0.25%	1.38%	to	1.53%
December 31, 2015	26	$9.92588	to	$13.45725	$353	0.00%	0.10%	to	0.25%	-0.74%	to	0.38%
December 31, 2014	22	$13.40620	to	$13.40620	$298	0.00%	0.10%	to	0.10%	-0.89%	to	-0.20%
December 31, 2013	19	$13.43281	to	$13.43281	$254	0.00%	0.10%	to	0.10%	-2.27%	to	-2.27%
December 31, 2012	15	$13.74527	to	$13.74527	$212	0.95%	0.10%	to	0.10%	4.59%	to	4.59%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2016	87	$15.02062	to	$15.02062	$1,305	0.00%	0.10%	to	0.10%	24.49%	to	24.49%
December 31, 2015	73	$12.06576	to	$12.06576	$887	0.00%	0.10%	to	0.10%	-23.60%	to	-19.33%
December 31, 2014	63	$14.95723	to	$14.95723	$944	0.00%	0.10%	to	0.10%	-16.57%	to	-8.45%
December 31, 2013	54	$16.33792	to	$16.33792	$888	0.00%	0.10%	to	0.10%	15.27%	to	15.27%
December 31, 2012	50	$14.17415	to	$14.17415	$704	0.45%	0.10%	to	0.10%	3.52%	to	3.52%

	AST MFS Global Equity Portfolio
December 31, 2016	42	$10.08005	to	$22.87816	$813	0.00%	0.10%	to	0.25%	6.84%	to	7.00%
December 31, 2015	25	$9.43437	to	$21.38066	$507	0.00%	0.10%	to	0.25%	-6.34%	to	-1.56%
December 31, 2014	20	$21.72023	to	$21.72023	$445	0.00%	0.10%	to	0.10%	0.29%	to	3.53%
December 31, 2013	15	$20.98033	to	$20.98033	$317	0.00%	0.10%	to	0.10%	27.51%	to	27.51%
December 31, 2012	7	$16.45450	to	$16.45450	$119	1.21%	0.10%	to	0.10%	22.96%	to	22.96%

	AST J.P. Morgan International Equity Portfolio
December 31, 2016	59	$8.95249	to	$14.26309	$784	0.00%	0.10%	to	0.25%	1.68%	to	1.83%
December 31, 2015	49	$8.80480	to	$14.00691	$661	0.00%	0.10%	to	0.25%	-12.51%	to	-2.89%
December 31, 2014	38	$14.42397	to	$14.42397	$544	0.00%	0.10%	to	0.10%	-6.94%	to	-6.46%
December 31, 2013	32	$15.41982	to	$15.41982	$487	0.00%	0.10%	to	0.10%	15.25%	to	15.25%
December 31, 2012	28	$13.37999	to	$13.37999	$374	1.92%	0.10%	to	0.10%	21.79%	to	21.79%

	AST Templeton Global Bond Portfolio
December 31, 2016	31	$9.86693	to	$13.99175	$402	0.00%	0.10%	to	0.25%	4.10%	to	4.25%
December 31, 2015	22	$9.47853	to	$13.42118	$276	0.00%	0.10%	to	0.25%	-5.21%	to	-4.71%
December 31, 2014	16	$14.08501	to	$14.08501	$221	0.00%	0.10%	to	0.10%	-3.16%	to	0.46%
December 31, 2013	14	$14.02102	to	$14.02102	$193	0.00%	0.10%	to	0.10%	-3.85%	to	-3.85%
December 31, 2012	12	$14.58248	to	$14.58248	$171	2.36%	0.10%	to	0.10%	5.12%	to	5.12%

A 65

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	M Capital Appreciation Fund
December 31, 2016	2	$35.73639	to	$35.73639	$78	0.00%	0.00%	to	0.00%	21.06%	to	21.06%
December 31, 2015	2	$29.51961	to	$29.51961	$59	0.00%	0.00%	to	0.00%	-6.58%	to	-6.58%
December 31, 2014	2	$31.59900	to	$31.59900	$59	0.00%	0.00%	to	0.00%	12.42%	to	12.42%
December 31, 2013	2	$28.10842	to	$28.10842	$47	0.00%	0.00%	to	0.00%	39.20%	to	39.20%
December 31, 2012	1	$20.19222	to	$20.19222	$29	0.36%	0.00%	to	0.00%	17.43%	to	17.43%

	American Century VP Mid Cap Value Fund (Class I)
December 31, 2016	17	$25.05009	to	$25.05009	$425	1.73%	0.10%	to	0.10%	22.73%	to	22.73%
December 31, 2015	13	$20.41040	to	$20.41040	$256	1.65%	0.10%	to	0.10%	-3.04%	to	-1.53%
December 31, 2014	12	$20.72782	to	$20.72782	$253	1.21%	0.10%	to	0.10%	3.86%	to	16.31%
December 31, 2013	9	$17.82173	to	$17.82173	$158	1.23%	0.10%	to	0.10%	29.98%	to	29.98%
December 31, 2012	7	$13.71070	to	$13.71070	$96	2.09%	0.10%	to	0.10%	16.21%	to	16.21%

	AST Hotchkis & Wiley Large-Cap Value Portfolio
December 31, 2016	320	$10.84943	to	$16.28342	$5,098	0.00%	0.10%	to	0.90%	18.82%	to	19.77%
December 31, 2015	307	$9.07249	to	$13.59614	$4,123	0.00%	0.10%	to	0.90%	-9.98%	to	-7.93%
December 31, 2014	309	$14.00308	to	$14.76685	$4,529	0.00%	0.10%	to	0.90%	3.07%	to	13.63%
December 31, 2013	317	$12.42155	to	$12.99528	$4,096	0.00%	0.10%	to	0.90%	38.61%	to	39.72%
December 31, 2012	305	$8.96129	to	$9.30099	$2,824	3.41%	0.10%	to	0.90%	15.84%	to	16.77%

	AST Small-Cap Growth Portfolio
December 31, 2016	161	$20.31185	to	$21.76270	$3,466	0.00%	0.10%	to	0.90%	11.08%	to	11.96%
December 31, 2015	162	$18.28611	to	$19.43734	$3,111	0.00%	0.10%	to	0.90%	-3.35%	to	0.69%
December 31, 2014	159	$18.30683	to	$19.30508	$3,037	0.00%	0.10%	to	0.90%	2.89%	to	4.09%
December 31, 2013	162	$17.79202	to	$18.61344	$2,998	0.00%	0.10%	to	0.90%	33.97%	to	35.04%
December 31, 2012	162	$13.28088	to	$13.78388	$2,226	0.00%	0.10%	to	0.90%	11.17%	to	12.07%

	The Dreyfus Socially Responsible Growth Fund, Inc. (Service Shares)
December 31, 2016	9	$10.40072	to	$19.06850	$161	0.77%	0.10%	to	0.25%	9.80%	to	9.97%
December 31, 2015	4	$9.47222	to	$17.34017	$70	0.62%	0.10%	to	0.25%	-6.51%	to	-3.51%
December 31, 2014	1	$17.97133	to	$17.97133	$19	0.59%	0.10%	to	0.10%	1.82%	to	13.02%
December 31, 2013	1	$15.90122	to	$15.90122	$8	0.28%	0.10%	to	0.10%	33.86%	to	33.86%
December 31, 2012	0(1)	$11.87889	to	$11.87889	$3	0.53%	0.10%	to	0.10%	11.59%	to	11.59%

	Prudential Jennison 20/20 Focus Portfolio (Class I)
December 31, 2016	100	$10.32492	to	$16.56396	$1,594	0.00%	0.10%	to	0.25%	1.36%	to	1.51%
December 31, 2015	88	$10.18643	to	$16.31735	$1,415	0.00%	0.10%	to	0.25%	1.47%	to	6.16%
December 31, 2014	76	$15.37004	to	$15.37004	$1,172	0.00%	0.10%	to	0.10%	-1.93%	to	7.05%
December 31, 2013	67	$14.35834	to	$14.35834	$967	0.00%	0.10%	to	0.10%	29.75%	to	29.75%
December 31, 2012	46	$11.06610	to	$11.06610	$511	0.00%	0.10%	to	0.10%	10.93%	to	10.93%

	JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio (Class 1)
December 31, 2016	12	$10.36081	to	$20.55419	$236	0.67%	0.10%	to	0.25%	11.75%	to	11.92%
December 31, 2015	10	$18.36498	to	$18.36498	$178	0.65%	0.10%	to	0.10%	-7.90%	to	-5.97%
December 31, 2014	9	$19.53004	to	$19.53004	$184	0.63%	0.10%	to	0.10%	3.99%	to	15.75%
December 31, 2013	6	$16.87307	to	$16.87307	$98	1.18%	0.10%	to	0.10%	40.45%	to	40.45%
December 31, 2012	3	$12.01376	to	$12.01376	$41	0.74%	0.10%	to	0.10%	16.01%	to	16.01%

	MFS Utilities Series (Initial Class)
December 31, 2016	69	$9.20972	to	$15.09129	$989	3.95%	0.10%	to	0.25%	11.19%	to	11.36%
December 31, 2015	55	$8.28255	to	$13.55174	$739	4.24%	0.10%	to	0.25%	-17.36%	to	-14.60%
December 31, 2014	49	$15.86916	to	$15.86916	$770	2.44%	0.10%	to	0.10%	-2.92%	to	12.62%
December 31, 2013	32	$14.09086	to	$14.09086	$451	2.37%	0.10%	to	0.10%	20.40%	to	20.40%
December 31, 2012	15	$11.70362	to	$11.70362	$179	6.99%	0.10%	to	0.10%	13.37%	to	13.37%

A 66

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Neuberger Berman Advisers' Management Trust Socially Responsive Portfolio (Class S)
December 31, 2016	10	$10.68881	to	$17.85072	$169	0.60%	0.10%	to	0.25%	9.37%	to	9.53%
December 31, 2015	4	$9.77318	to	$16.29734	$66	0.68%	0.10%	to	0.25%	-3.07%	to	-0.69%
December 31, 2014	1	$16.41052	to	$16.41052	$20	0.12%	0.10%	to	0.10%	3.83%	to	10.00%
December 31, 2013	1	$14.91861	to	$14.91861	$14	0.41%	0.10%	to	0.10%	37.28%	to	37.28%
December 31, 2012	0(1)	$10.86755	to	$10.86755	$5	0.09%	0.10%	to	0.10%	10.63%	to	10.63%

	AST T. Rowe Price Large-Cap Growth Portfolio
December 31, 2016	187	$10.61305	to	$22.48882	$4,023	0.00%	0.10%	to	0.90%	1.78%	to	2.59%
December 31, 2015	164	$10.36009	to	$21.92001	$3,515	0.00%	0.10%	to	0.90%	2.56%	to	9.47%
December 31, 2014	152	$18.98799	to	$20.02311	$3,012	0.00%	0.10%	to	0.90%	2.45%	to	8.24%
December 31, 2013	144	$17.68319	to	$18.49921	$2,638	0.00%	0.10%	to	0.90%	42.74%	to	43.88%
December 31, 2012	139	$12.38824	to	$12.85728	$1,778	0.00%	0.10%	to	0.90%	16.53%	to	17.47%

	AST BlackRock/Loomis Sayles Bond Portfolio
December 31, 2016	710	$10.04289	to	$12.60839	$8,795	0.00%	0.00%	to	0.90%	3.30%	to	4.23%
December 31, 2015	812	$9.65966	to	$12.09710	$9,687	0.00%	0.00%	to	0.90%	-3.10%	to	-2.11%
December 31, 2014	817	$11.80815	to	$12.35754	$9,980	0.00%	0.00%	to	0.90%	0.52%	to	4.23%
December 31, 2013	825	$11.43076	to	$11.85595	$9,689	0.00%	0.00%	to	0.90%	-2.71%	to	-1.84%
December 31, 2012	810	$11.74949	to	$12.07785	$9,708	2.70%	0.00%	to	0.90%	8.35%	to	9.32%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2016	184	$20.95670	to	$20.95670	$3,862	0.00%	0.25%	to	0.25%	7.27%	to	7.27%
December 31, 2015	156	$19.53551	to	$19.53551	$3,043	0.00%	0.25%	to	0.25%	-0.21%	to	-0.21%
December 31, 2014	133	$19.57608	to	$19.57608	$2,606	0.00%	0.25%	to	0.25%	3.52%	to	5.62%
December 31, 2013	83	$18.53521	to	$18.53521	$1,542	0.00%	0.25%	to	0.25%	16.54%	to	16.54%
December 31, 2012	38	$15.90434	to	$15.90434	$607	1.40%	0.25%	to	0.25%	13.21%	to	13.21%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2016	643	$10.36073	to	$16.78493	$10,702	0.00%	0.10%	to	0.90%	5.58%	to	6.42%
December 31, 2015	644	$9.75054	to	$15.77270	$10,072	0.00%	0.10%	to	0.90%	-2.87%	to	-0.73%
December 31, 2014	643	$15.25259	to	$15.88887	$10,171	0.00%	0.10%	to	0.90%	1.82%	to	5.40%
December 31, 2013	683	$14.58693	to	$15.07499	$10,260	0.00%	0.10%	to	0.90%	19.43%	to	20.38%
December 31, 2012	655	$12.21399	to	$12.52266	$8,182	0.29%	0.10%	to	0.90%	10.02%	to	10.90%

	AST Balanced Asset Allocation Portfolio
December 31, 2016	1,520	$15.87561	to	$16.80263	$25,342	0.00%	0.10%	to	0.90%	5.35%	to	6.19%
December 31, 2015	1,392	$15.06917	to	$15.82311	$21,870	0.00%	0.10%	to	0.90%	-2.77%	to	0.38%
December 31, 2014	1,301	$15.13278	to	$15.76383	$20,379	0.00%	0.10%	to	0.90%	0.72%	to	6.42%
December 31, 2013	1,220	$14.33414	to	$14.81348	$17,986	0.00%	0.10%	to	0.90%	16.60%	to	17.53%
December 31, 2012	1,152	$12.29364	to	$12.60414	$14,460	1.01%	0.10%	to	0.90%	11.47%	to	12.37%

	AST Preservation Asset Allocation Portfolio
December 31, 2016	403	$14.15713	to	$14.98188	$5,968	0.00%	0.10%	to	0.90%	4.58%	to	5.42%
December 31, 2015	421	$13.53655	to	$14.21171	$5,923	0.00%	0.10%	to	0.90%	-2.17%	to	0.04%
December 31, 2014	399	$13.63878	to	$14.20554	$5,618	0.00%	0.10%	to	0.90%	0.55%	to	5.67%
December 31, 2013	392	$13.01018	to	$13.44337	$5,236	0.00%	0.10%	to	0.90%	8.24%	to	9.10%
December 31, 2012	350	$12.01998	to	$12.32175	$4,284	1.13%	0.10%	to	0.90%	9.39%	to	10.27%

	AST FI Pyramis Quantitative Portfolio
December 31, 2016	32	$19.02692	to	$19.02692	$604	0.00%	0.25%	to	0.25%	3.99%	to	3.99%
December 31, 2015	29	$18.29645	to	$18.29645	$531	0.00%	0.25%	to	0.25%	0.74%	to	0.74%
December 31, 2014	21	$18.16218	to	$18.16218	$376	0.00%	0.25%	to	0.25%	2.89%	to	2.89%
December 31, 2013	13	$17.65126	to	$17.65126	$228	0.00%	0.25%	to	0.25%	14.47%	to	14.47%
December 31, 2012	7	$15.41937	to	$15.41937	$111	2.01%	0.25%	to	0.25%	10.36%	to	10.36%

A 67

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Prudential Growth Allocation Portfolio
December 31, 2016	120	$21.49826	to	$21.49826	$2,577	0.00%	0.25%	to	0.25%	9.82%	to	9.82%
December 31, 2015	95	$19.57619	to	$19.57619	$1,856	0.00%	0.25%	to	0.25%	-0.86%	to	-0.86%
December 31, 2014	60	$19.74597	to	$19.74597	$1,182	0.00%	0.25%	to	0.25%	5.66%	to	8.93%
December 31, 2013	34	$18.12798	to	$18.12798	$614	0.00%	0.25%	to	0.25%	16.73%	to	16.73%
December 31, 2012	13	$15.52936	to	$15.52936	$202	1.43%	0.25%	to	0.25%	12.64%	to	12.64%

	AST Advanced Strategies Portfolio
December 31, 2016	64	$21.49382	to	$21.49382	$1,370	0.00%	0.25%	to	0.25%	6.84%	to	6.84%
December 31, 2015	60	$20.11804	to	$20.11804	$1,198	0.00%	0.25%	to	0.25%	0.55%	to	0.55%
December 31, 2014	48	$20.00776	to	$20.00776	$956	0.00%	0.25%	to	0.25%	3.22%	to	5.84%
December 31, 2013	31	$18.90316	to	$18.90316	$586	0.00%	0.25%	to	0.25%	16.27%	to	16.27%
December 31, 2012	21	$16.25861	to	$16.25861	$341	1.39%	0.25%	to	0.25%	13.37%	to	13.37%

	AST Schroders Global Tactical Portfolio
December 31, 2016	104	$21.20150	to	$21.20150	$2,202	0.00%	0.25%	to	0.25%	6.55%	to	6.55%
December 31, 2015	89	$19.89794	to	$19.89794	$1,778	0.00%	0.25%	to	0.25%	-1.19%	to	-1.19%
December 31, 2014	61	$20.13806	to	$20.13806	$1,231	0.00%	0.25%	to	0.25%	4.34%	to	5.60%
December 31, 2013	45	$19.07059	to	$19.07059	$855	0.00%	0.25%	to	0.25%	17.76%	to	17.76%
December 31, 2012	29	$16.19381	to	$16.19381	$471	0.56%	0.25%	to	0.25%	15.61%	to	15.61%

	AST RCM World Trends Portfolio
December 31, 2016	45	$17.94782	to	$17.94782	$806	0.00%	0.25%	to	0.25%	4.55%	to	4.55%
December 31, 2015	40	$17.16630	to	$17.16630	$687	0.00%	0.25%	to	0.25%	-0.41%	to	-0.41%
December 31, 2014	34	$17.23773	to	$17.23773	$586	0.00%	0.25%	to	0.25%	2.20%	to	4.88%
December 31, 2013	24	$16.43612	to	$16.43612	$402	0.00%	0.25%	to	0.25%	12.16%	to	12.16%
December 31, 2012	18	$14.65438	to	$14.65438	$266	0.50%	0.25%	to	0.25%	10.01%	to	10.01%

	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares)
December 31, 2016	4	$10.88965	to	$20.96833	$87	0.80%	0.10%	to	0.25%	14.91%	to	15.09%
December 31, 2015	3	$9.47628	to	$18.21963	$62	0.39%	0.10%	to	0.25%	-6.23%	to	-2.61%
December 31, 2014	2	$18.70855	to	$18.70855	$38	0.73%	0.10%	to	0.10%	0.32%	to	11.65%
December 31, 2013	2	$16.75664	to	$16.75664	$30	1.12%	0.10%	to	0.10%	34.56%	to	34.56%
December 31, 2012	2	$12.45270	to	$12.45270	$22	0.20%	0.10%	to	0.10%	19.22%	to	19.22%

	AST BlackRock Global Strategies Portfolio
December 31, 2016	2,842	$11.89359	to	$12.44299	$35,199	0.00%	0.10%	to	0.90%	6.01%	to	6.85%
December 31, 2015	2,807	$11.21955	to	$11.64495	$32,552	0.00%	0.10%	to	0.90%	-5.81%	to	-3.10%
December 31, 2014	2,739	$11.67068	to	$12.01705	$32,808	0.00%	0.10%	to	0.90%	-0.69%	to	4.79%
December 31, 2013	2,671	$11.22618	to	$11.46768	$30,556	0.00%	0.10%	to	0.90%	9.86%	to	10.74%
December 31, 2012	2,551	$10.21817	to	$10.35536	$26,375	0.49%	0.10%	to	0.90%	10.90%	to	11.78%

	TOPS Aggressive Growth ETF Portfolio (Class 2)
December 31, 2016	35	$10.40479	to	$17.29453	$567	1.17%	0.10%	to	0.25%	12.88%	to	13.05%
December 31, 2015	23	$9.21769	to	$15.29872	$342	1.38%	0.10%	to	0.25%	-8.60%	to	-3.76%
December 31, 2014	6	$15.89646	to	$15.89646	$92	1.11%	0.10%	to	0.10%	-1.71%	to	4.71%
December 31, 2013	2	$15.18158	to	$15.18158	$31	0.79%	0.10%	to	0.10%	22.51%	to	22.51%
December 31, 2012	1	$12.39204	to	$12.39204	$10	0.21%	0.10%	to	0.10%	16.52%	to	16.52%

	TOPS Balanced ETF Portfolio (Class 2)
December 31, 2016	9	$10.18999	to	$13.64469	$119	1.25%	0.10%	to	0.25%	7.65%	to	7.81%
December 31, 2015	2	$9.46629	to	$12.65664	$26	1.55%	0.10%	to	0.25%	-5.58%	to	-2.66%
December 31, 2014	2	$13.00234	to	$13.00234	$31	1.78%	0.10%	to	0.10%	-1.46%	to	3.44%
December 31, 2013	0(1)	$12.57021	to	$12.57021	$6	2.16%	0.10%	to	0.10%	8.99%	to	8.99%
December 31, 2012	0(1)	$11.53303	to	$11.53303	$1	0.06%	0.10%	to	0.10%	11.75%	to	11.75%

A 68

Note 7:	Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	TOPS Conservative ETF Portfolio (Class 2)
December 31, 2016	4	$10.14404	to	$12.37284	$51		0.84%	0.10%	to	0.25%	5.56%	to	5.72%
December 31, 2015	2	$9.60974	to	$11.70357	$24		1.39%	0.10%	to	0.25%	-4.07%	to	-2.19%
December 31, 2014	3	$11.96563	to	$11.96563	$34		0.45%	0.10%	to	0.10%	2.02%	to	2.02%
December 31, 2013	0(1)	$11.72864	to	$11.72864	$6		3.57%	0.10%	to	0.10%	4.46%	to	4.46%
December 31, 2012	0(1)	$11.22754	to	$11.22754	$0	(1)	0.00%	0.10%	to	0.10%	10.05%	to	10.05%

	TOPS Growth ETF Portfolio (Class 2)
December 31, 2016	25	$10.28761	to	$17.38233	$304		1.29%	0.10%	to	0.25%	12.05%	to	12.21%
December 31, 2015	20	$9.18167	to	$15.49062	$221		1.21%	0.10%	to	0.25%	-8.78%	to	-4.44%
December 31, 2014	4	$16.21004	to	$16.21004	$57		1.52%	0.10%	to	0.10%	-2.29%	to	3.55%
December 31, 2013	2	$15.65369	to	$15.65369	$29		0.98%	0.10%	to	0.10%	18.77%	to	18.77%
December 31, 2012	1	$13.17957	to	$13.17957	$12		0.17%	0.10%	to	0.10%	15.88%	to	15.88%

	TOPS Moderate Growth ETF Portfolio (Class 2)
December 31, 2016	41	$10.29216	to	$14.74651	$444		0.69%	0.10%	to	0.25%	10.24%	to	10.41%
December 31, 2015	10	$9.33593	to	$13.35641	$111		1.12%	0.10%	to	0.25%	-7.13%	to	-3.53%
December 31, 2014	2	$13.84521	to	$13.84521	$30		2.46%	0.10%	to	0.10%	-1.84%	to	3.38%
December 31, 2013	1	$13.39250	to	$13.39250	$16		1.13%	0.10%	to	0.10%	12.90%	to	12.90%
December 31, 2012	1	$11.86191	to	$11.86191	$10		0.32%	0.10%	to	0.10%	14.77%	to	14.77%

	TOPS Managed Risk Balanced ETF Portfolio (Class 2)
December 31, 2016	19	$11.58804	to	$12.10502	$232		1.33%	0.10%	to	0.25%	5.96%	to	6.12%
December 31, 2015	17	$10.91989	to	$11.42410	$194		1.21%	0.10%	to	0.25%	-4.74%	to	-4.59%
December 31, 2014	12	$11.44556	to	$11.99196	$141		0.99%	0.10%	to	0.25%	-1.44%	to	2.96%
December 31, 2013	5	$11.11688	to	$11.66510	$54		0.89%	0.10%	to	0.25%	7.66%	to	7.82%
December 31, 2012	2	$10.31049	to	$10.83511	$22		0.12%	0.10%	to	0.25%	2.81%	to	8.12%

	TOPS Managed Risk Growth ETF Portfolio (Class 2)
December 31, 2016	47	$11.52771	to	$12.08530	$564		1.72%	0.10%	to	0.25%	5.31%	to	5.46%
December 31, 2015	36	$10.93062	to	$11.47637	$416		1.45%	0.10%	to	0.25%	-11.76%	to	-9.24%
December 31, 2014	35	$12.04300	to	$12.66329	$441		0.85%	0.10%	to	0.25%	-3.18%	to	1.21%
December 31, 2013	15	$11.89877	to	$12.53052	$184		1.11%	0.10%	to	0.25%	15.67%	to	15.84%
December 31, 2012	7	$10.27170	to	$10.83326	$77		0.07%	0.10%	to	0.25%	2.41%	to	7.97%

	TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2)
December 31, 2016	62	$11.81600	to	$12.38337	$763		1.89%	0.10%	to	0.25%	6.05%	to	6.21%
December 31, 2015	30	$11.12558	to	$11.67720	$349		1.36%	0.10%	to	0.25%	-9.59%	to	-6.45%
December 31, 2014	29	$11.89298	to	$12.50138	$360		0.93%	0.10%	to	0.25%	-2.00%	to	2.71%
December 31, 2013	7	$11.57948	to	$12.19007	$86		0.86%	0.10%	to	0.25%	12.11%	to	12.28%
December 31, 2012	4	$10.31301	to	$10.87316	$40		0.13%	0.10%	to	0.25%	2.73%	to	8.39%

	American Funds IS Growth Fund (Class 2)							(available October 7, 2013)
December 31, 2016	20	$11.00983	to	$13.58701	$251		0.95%	0.10%	to	0.25%	9.22%	to	9.38%
December 31, 2015	10	$10.08083	to	$12.42196	$116		0.80%	0.10%	to	0.25%	0.03%	to	6.75%
December 31, 2014	5	$11.63643	to	$11.63643	$53		1.86%	0.10%	to	0.10%	1.12%	to	8.40%
December 31, 2013	0(1)	$10.73463	to	$10.73463	$3		2.88%	0.10%	to	0.10%	8.55%	to	8.55%

	American Funds IS Growth-Income Fund (Class 2)							(available October 7, 2013)
December 31, 2016	44	$12.24736	to	$13.68515	$561		1.75%	0.10%	to	0.25%	11.24%	to	11.41%
December 31, 2015	23	$11.00941	to	$12.28365	$266		1.62%	0.10%	to	0.25%	-3.00%	to	1.35%
December 31, 2014	9	$10.87872	to	$12.11965	$104		2.85%	0.10%	to	0.25%	0.74%	to	10.52%
December 31, 2013	0(1)	$10.96565	to	$10.96565	$5		1.53%	0.10%	to	0.10%	10.61%	to	10.61%

A 69

Note 7:	Financial Highlights (continued)

	At the year ended						For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Fidelity VIP Contrafund Portfolio (Service Class 2)							(available October 7, 2013)
December 31, 2016	14	$10.48261	to	$13.13404	$178		0.97%	0.10%	to	0.25%	7.46%	to	7.62%
December 31, 2015	5	$9.75473	to	$12.20387	$61		1.27%	0.10%	to	0.25%	-3.48%	to	0.32%
December 31, 2014	1	$12.16547	to	$12.16547	$18		0.29%	0.10%	to	0.10%	2.54%	to	11.54%
December 31, 2013	0(1)	$10.90655	to	$10.90655	$1		0.00%	0.10%	to	0.10%	10.13%	to	10.13%

	Fidelity VIP MidCap Portfolio (Service Class 2)							(available October 7, 2013)
December 31, 2016	32	$10.59163	to	$12.67031	$372		0.48%	0.10%	to	0.25%	11.64%	to	11.81%
December 31, 2015	8	$9.48692	to	$11.33184	$91		0.44%	0.10%	to	0.25%	-6.25%	to	-1.73%
December 31, 2014	1	$11.53092	to	$11.53092	$13		0.06%	0.10%	to	0.10%	-0.32%	to	5.93%
December 31, 2013	0(1)	$10.88577	to	$10.88577	$0	(1)	0.00%	0.10%	to	0.10%	10.23%	to	10.23%

	Templeton Growth VIP Fund (Class 2)							(available October 7, 2013)
December 31, 2016	2	$9.66588	to	$10.64287	$26		1.89%	0.10%	to	0.25%	9.35%	to	9.51%
December 31, 2015	2	$8.83960	to	$9.71867	$17		3.25%	0.10%	to	0.25%	-11.89%	to	-6.58%
December 31, 2014	7	$10.40322	to	$10.40322	$74		0.72%	0.10%	to	0.10%	-6.67%	to	-2.91%
December 31, 2013	0(1)	$10.71524	to	$10.71524	$0	(1)	0.00%	0.10%	to	0.10%	7.61%	to	7.61%

	Hartford Capital Appreciation HLS Fund (Class IB)							(available October 7, 2013)
December 31, 2016	1	$12.33366	to	$12.33366	$14		1.05%	0.10%	to	0.10%	5.14%	to	5.14%
December 31, 2015	1	$11.73112	to	$11.73112	$10		1.16%	0.10%	to	0.10%	-4.86%	to	0.69%
December 31, 2014	0(1)	$11.65121	to	$11.65121	$4		0.83%	0.10%	to	0.10%	-0.57%	to	6.93%
December 31, 2013	0(1)	$10.89612	to	$10.89612	$1		3.40%	0.10%	to	0.10%	10.05%	to	10.05%

	Hartford Disciplined Equity HLS Fund (Class IB)							(available October 7, 2013)
December 31, 2016	5	$14.26173	to	$14.26173	$65		1.15%	0.10%	to	0.10%	5.38%	to	5.38%
December 31, 2015	1	$13.53309	to	$13.53309	$13		0.73%	0.10%	to	0.10%	1.75%	to	6.49%
December 31, 2014	0	$12.70877	to	$12.70877	$0	(1)	0.04%	0.10%	to	0.10%	5.02%	to	15.75%
December 31, 2013	0(1)	$10.97952	to	$10.97952	$0	(1)	2.74%	0.10%	to	0.10%	10.92%	to	10.92%

	Hartford Dividend and Growth HLS Fund (Class IB)							(available October 7, 2013)
December 31, 2016	12	$13.87897	to	$13.87897	$166		2.84%	0.10%	to	0.10%	14.47%	to	14.47%
December 31, 2015	3	$12.12459	to	$12.12459	$33		1.39%	0.10%	to	0.10%	-3.85%	to	-1.51%
December 31, 2014	5	$12.31025	to	$12.31025	$58		3.18%	0.10%	to	0.10%	2.52%	to	12.57%
December 31, 2013	0(1)	$10.93550	to	$10.93550	$2		3.07%	0.10%	to	0.10%	10.27%	to	10.27%

	American Funds IS International Fund (Class 2)							(available October 7, 2013) (3)
December 31, 2016	7	$9.08268	to	$10.21031	$70		1.87%	0.10%	to	0.25%	3.27%	to	3.43%
December 31, 2015	4	$8.79468	to	$9.87177	$35		1.98%	0.10%	to	0.25%	-12.57%	to	-4.62%
December 31, 2014	2	$10.34997	to	$10.34997	$20		1.72%	0.10%	to	0.10%	-2.75%	to	-2.75%

	Franklin Income VIP Fund (Class 2)							(available October 7, 2013) (3)
December 31, 2016	13	$10.30279	to	$11.62259	$148		4.40%	0.10%	to	0.25%	13.74%	to	13.91%
December 31, 2015	3	$9.05827	to	$10.20342	$34		3.60%	0.10%	to	0.25%	-9.75%	to	-7.15%
December 31, 2014	5	$10.98888	to	$10.98888	$52		0.05%	0.10%	to	0.10%	-4.16%	to	4.51%

	Franklin Mutual Shares VIP Fund (Class 2)							(available October 7, 2013) (3)
December 31, 2016	5	$10.56183	to	$12.59571	$56		2.28%	0.10%	to	0.25%	15.77%	to	15.94%
December 31, 2015	2	$9.12311	to	$10.86373	$21		2.72%	0.10%	to	0.25%	-9.31%	to	-5.03%
December 31, 2014	0(1)	$11.43933	to	$11.43933	$5		2.62%	0.10%	to	0.10%	-1.25%	to	7.02%

	MFS Total Return Bond Series (Initial Class)							(available October 7, 2013) (3)
December 31, 2016	33	$10.19747	to	$11.02237	$352		3.73%	0.10%	to	0.25%	3.97%	to	4.13%
December 31, 2015	8	$9.80769	to	$10.58522	$84		4.05%	0.10%	to	0.25%	-1.71%	to	-0.40%
December 31, 2014	3	$10.62803	to	$10.62803	$27		2.85%	0.10%	to	0.10%	0.94%	to	5.74%

A 70

Note 7:	Financial Highlights (continued)

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	MFS Value Series (Initial Class)						(available October 7, 2013) (3)
December 31, 2016	16	$11.14633	to	$13.77505	$190	2.37%	0.10%	to	0.25%	13.81%	to	13.98%
December 31, 2015	4	$9.79414	to	$12.08598	$49	2.93%	0.10%	to	0.25%	-2.81%	to	-0.84%
December 31, 2014	1	$12.18782	to	$12.18782	$12	1.69%	0.10%	to	0.10%	10.40%	to	10.40%

	Hartford Growth Opportunities HLS Fund (Class IB)						(available October 7, 2013) (3)
December 31, 2016	12	$13.45476	to	$13.45476	$156	0.17%	0.10%	to	0.10%	-0.87%	to	-0.87%
December 31, 2015	4	$13.57310	to	$13.57310	$60	0.00%	0.10%	to	0.10%	2.35%	to	11.36%
December 31, 2014	0(1)	$12.18890	to	$12.18890	$2	0.00%	0.10%	to	0.10%	4.26%	to	13.71%

	American Funds IS Blue Chip Income and Growth Fund (Class 2)						(available May 1, 2014)
December 31, 2016	17	$12.70611	to	$12.70611	$221	2.44%	0.25%	to	0.25%	18.40%	to	18.40%
December 31, 2015	12	$10.73113	to	$10.73113	$128	2.30%	0.25%	to	0.25%	-3.17%	to	-3.17%
December 31, 2014	7	$11.08255	to	$11.08255	$79	6.97%	0.25%	to	0.25%	10.83%	to	10.83%

	Fidelity VIP Index 500 Portfolio (Service Class 2)						(available May 1, 2014)
December 31, 2016	42	$12.39026	to	$12.39026	$517	1.77%	0.25%	to	0.25%	11.30%	to	11.30%
December 31, 2015	25	$11.13193	to	$11.13193	$275	2.93%	0.25%	to	0.25%	0.83%	to	0.83%
December 31, 2014	8	$11.04025	to	$11.04025	$87	4.12%	0.25%	to	0.25%	10.41%	to	10.41%

	Invesco V.I. Growth and Income Fund (Series I)						(available May 1, 2014)
December 31, 2016	18	$12.42713	to	$12.42713	$222	1.22%	0.25%	to	0.25%	19.40%	to	19.40%
December 31, 2015	12	$10.40823	to	$10.40823	$120	3.23%	0.25%	to	0.25%	-3.30%	to	-3.30%
December 31, 2014	8	$10.76384	to	$10.76384	$86	0.74%	0.25%	to	0.25%	7.84%	to	7.84%

	AST International Value Portfolio						(available April 24, 2015)
December 31, 2016	450	$9.10505	to	$9.24971	$4,140	0.00%	0.10%	to	0.90%	-0.31%	to	0.48%
December 31, 2015	425	$9.13382	to	$9.21939	$3,896	0.00%	0.10%	to	0.90%	-9.14%	to	-8.11%

__________

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2016 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amount is less than 1,000 units and/or $1,000 in net assets.

A 71

Note 7:	Financial Highlights (continued)

(2)	Amount is less than 0.01%.

(3)	Date subaccount became available for investment but had no activity during that period.

Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life of New Jersey.

The expense ratio represents the annualized Contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense charges. These fees range from an effective annual rate from 0% to 0.90%, and are applied daily against the net assets of each subaccount. Expenses of the underlying Portfolios and charges made directly to contract owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 22.5%. In addition, VAL2 and SVAL2 contracts also deduct a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the contract owner. The following charges are made through the redemption of units.

•	The Account charges from $0.01 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•
The Account charges surrender fees that range from 0% to 100% of the sales load target premium, except for Protector based contracts (VULP, VULP14, VULP15, and MPVULP), where the fees range from $0 to $45.45 per $1,000 of basic insurance amount.

•	The Account charges a guaranteed death benefit fee of $0.01 per $1,000 of face amount for VAL2 and SVAL2 contracts.

•	The charge for withdrawals range from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•	The Account charges monthly administrative fees that range from $0 to $30 per Contract plus $0 to $1.87 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•	The Account charges up to $25 per change to the basic insurance amount.

Expense Reimbursement

Expenses, including a management fee charged by PI, are incurred by each portfolio of The Prudential Series Fund. Pursuant to a prior merger agreement, the Prudential Government Money Market Portfolio, Prudential Diversified Bond Portfolio, Prudential Equity Portfolio, Prudential Flexible Managed Portfolio and Prudential Conservative Balanced Portfolio subaccounts of the Account are reimbursed by Pruco Life of New Jersey for expenses indirectly incurred through their investment in the respective portfolios of The Prudential Series Fund when such expenses exceed 0.40% of the average daily net assets of the respective portfolio of The Prudential Series Fund.

Note 8:	Other
Contract owner net payments-represent contract owner contributions under the Contracts net of applicable deductions, charges, and state premium taxes.

A 72

Note 8: Other (continued)

Policy loans-represent amounts borrowed by contract owners using the Contract as the security for the loan.
Policy loan repayments and interest-represent payments made by contract owners to reduce the total outstanding policy loan principal plus accrued interest.
Surrenders, withdrawals, and death benefits-are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.
Net transfers between other subaccounts or fixed rate options-are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the fixed rate option.
Other charges-are various Contract level charges as described in charges and expenses in Note 7, which are assessed through the redemptions of units.

A 73

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life of New Jersey Variable Appreciable Account
and the Board of Directors of
Pruco Life Insurance Company of New Jersey

In our opinion, for each of the subaccounts of Pruco Life of New Jersey Variable Appreciable Account indicated in the table below, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of Pruco Life of New Jersey Variable Appreciable Account as of the date indicated in the table, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company of New Jersey. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinions.

Prudential Government Money Market Portfolio (formerly Prudential Money Market Portfolio) (1)	Janus Aspen Overseas Portfolio (Service Shares) (1)
Prudential Diversified Bond Portfolio (1)	Goldman Sachs VIT Small Cap Equity Insights Fund (Institutional Class) (1)
Prudential Equity Portfolio (Class I) (1)	M Large Cap Growth Fund (1)
Prudential Flexible Managed Portfolio (1)	M International Equity Fund (1)
Prudential Conservative Balanced Portfolio (1)	M Large Cap Value Fund (1)
Prudential High Yield Bond Portfolio (1)	AST Cohen & Steers Realty Portfolio (1)
Prudential Stock Index Portfolio (1)	AST J.P. Morgan Strategic Opportunities Portfolio (1)
Prudential Value Portfolio (Class I) (1)	AST Value Equity Portfolio (formerly AST Herndon Large-Cap Value Portfolio) (1)
Prudential Natural Resources Portfolio (Class I) (1)	AST Small-Cap Growth Opportunities Portfolio (1)
Prudential Global Portfolio (1)	AST Small-Cap Value Portfolio (1)
Prudential Government Income Portfolio (1)	AST Goldman Sachs Mid-Cap Growth Portfolio (1)
Prudential Jennison Portfolio (Class I) (1)	AST Loomis Sayles Large-Cap Growth Portfolio (1)
Prudential Small Capitalization Stock Portfolio (1)	AST MFS Growth Portfolio (1)
T. Rowe Price International Stock Portfolio (1)	AST BlackRock Low Duration Bond Portfolio (1)
Janus Aspen Janus Portfolio (Institutional Shares) (1)	AST T. Rowe Price Natural Resources Portfolio (1)
MFS Growth Series (Initial Class) (1)	AST MFS Global Equity Portfolio (1)
American Century VP Value Fund (Class I) (1)	AST J.P. Morgan International Equity Portfolio (1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2) (1)	AST Templeton Global Bond Portfolio (1)
Prudential SP Small Cap Value Portfolio (Class I) (1)	M Capital Appreciation Fund (1)
Janus Aspen Janus Portfolio (Service Shares) (1)	Invesco V.I. Growth and Income Fund (Series I) (1)
SP Prudential U.S. Emerging Growth Portfolio (Class I) (1)	AST International Value Portfolio (2)
American Century VP Mid Cap Value Fund (Class I) (1)	American Century VP Income & Growth Fund (Class I) (1)
AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly AST Large-Cap Value Portfolio) (1)	Dreyfus Investment Portfolios, MidCap Stock Portfolio (Initial Shares) (1)
AST Small-Cap Growth Portfolio (1)	Dreyfus VIF Opportunistic Small Cap Portfolio (Initial Shares) (1)

A 74

The Dreyfus Socially Responsible Growth Fund, Inc. (Service Shares) (1)	Janus Aspen Enterprise Portfolio (Service Shares) (1)
Prudential Jennison 20/20 Focus Portfolio (Class I) (1)	Janus Aspen Balanced Portfolio (Service Shares) (1)
JPMorgan Insurance Trust Intrepid Mid-Cap Portfolio (Class 1) (1)	Oppenheimer Discovery Mid-Cap Growth Fund/VA (Service Shares) (1)
MFS Utilities Series (Initial Class) (1)	ProFund VP Asia 30 (1)
Neuberger Berman Advisers' Management Trust Socially Responsive Portfolio (Class S) (1)	ProFund VP Banks (1)
AST T. Rowe Price Large-Cap Growth Portfolio (1)	ProFund VP Bear (1)
AST BlackRock/Loomis Sayles Bond Portfolio (1)	ProFund VP Biotechnology (1)
AST T. Rowe Price Asset Allocation Portfolio (1)	ProFund VP Basic Materials (1)
AST Wellington Management Hedged Equity Portfolio (1)	ProFund VP UltraBull (1)
AST Balanced Asset Allocation Portfolio (1)	ProFund VP Bull (1)
AST Preservation Asset Allocation Portfolio (1)	ProFund VP Consumer Services (1)
AST FI Pyramis Quantitative Portfolio (1)	ProFund VP Consumer Goods Portfolio (1)
AST Prudential Growth Allocation Portfolio (1)	ProFund VP Oil & Gas (1)
AST Advanced Strategies Portfolio (1)	ProFund VP Europe 30 (1)
AST Schroders Global Tactical Portfolio (1)	ProFund VP Financials (1)
AST RCM World Trends Portfolio (1)	ProFund VP U.S. Government Plus (1)
Dreyfus Investment Portfolios, MidCap Stock Portfolio (Service Shares) (1)	ProFund VP Health Care (1)
AST BlackRock Global Strategies Portfolio (1)	ProFund VP Industrials (1)
TOPS Aggressive Growth ETF Portfolio (Class 2) (1)	ProFund VP Internet (1)
TOPS Balanced ETF Portfolio (Class 2) (1)	ProFund VP Japan (1)
TOPS Conservative ETF Portfolio (Class 2) (1)	ProFund VP Precious Metals (1)
TOPS Growth ETF Portfolio (Class 2) (1)	ProFund VP Mid-Cap Growth (1)
TOPS Moderate Growth ETF Portfolio (Class 2) (1)	ProFund VP Government Money Market (formerly ProFund VP Money Market) (1)
TOPS Managed Risk Balanced ETF Portfolio (Class 2) (1)	ProFund VP Mid-Cap Value (1)
TOPS Managed Risk Growth ETF Portfolio (Class 2) (1)	ProFund VP Pharmaceuticals (1)
TOPS Managed Risk Moderate Growth ETF Portfolio (Class 2) (1)	ProFund VP Real Estate (1)
American Funds IS Growth Fund (Class 2) (1)	ProFund VP Rising Rates Opportunity (1)
American Funds IS Growth-Income Fund (Class 2) (1)	ProFund VP NASDAQ-100 (1)
Fidelity VIP Contrafund Portfolio (Service Class 2) (1)	ProFund VP Small-Cap (1)
Fidelity VIP MidCap Portfolio (Service Class 2) (1)	ProFund VP Semiconductor (1)
Templeton Growth VIP Fund (Class 2) (1)	ProFund VP Small-Cap Growth (1)
Hartford Capital Appreciation HLS Fund (Class IB) (1)	ProFund VP Short NASDAQ-100 (1)
Hartford Disciplined Equity HLS Fund (Class IB) (1)	ProFund VP Short Small-Cap (1)
Hartford Dividend and Growth HLS Fund (Class IB) (1)	ProFund VP Small-Cap Value (1)
American Funds IS International Fund (Class 2) (1)	ProFund VP Technology (1)
Franklin Income VIP Fund (Class 2) (1)	ProFund VP Telecommunications (1)
Franklin Mutual Shares VIP Fund (Class 2) (1)	ProFund VP UltraMid-Cap (1)
MFS Total Return Bond Series (Initial Class) (1)	ProFund VP UltraNASDAQ-100 (1)
MFS Value Series (Initial Class) (1)	ProFund VP UltraSmall-Cap (1)
Hartford Growth Opportunities HLS Fund (Class IB) (1)	ProFund VP Utilities (1)
American Funds IS Blue Chip Income and Growth Fund (Class 2) (1)	Invesco V.I. Technology Fund (Series I) (1)
Fidelity VIP Index 500 Portfolio (Service Class 2) (1)	Invesco V.I. Managed Volatility Fund (Series I) (1)
Prudential SP International Growth Portfolio (Class I) (1)
(1) Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the years ended December 31, 2016 and 2015

A 75

(2) Statement of net assets as of December 31, 2016, statement of operations for the year ended December 31, 2016, and statements of changes in net assets for the year ended December 31, 2016 and the period April 24, 2015 (commencement of operations) through December 31, 2015

/s/ PricewaterhouseCoopers LLP
New York, New York
April 11, 2017

A 76

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company of New Jersey (together with its consolidated subsidiary, the “Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2016, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2016.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

March 23, 2017

Pruco Life Insurance Company of New Jersey
Consolidated Statements of Financial Position
As of December 31, 2016 and December 31, 2015 (in thousands, except share amounts)

	December 31, 2016	December 31, 2015
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2016-$1,132,155; 2015–$1,087,582)	$1,145,485	$1,105,195
Equity securities, available-for-sale, at fair value (cost: 2016–$1,150; 2015–$18,275)	1,171	17,084
Trading account assets, at fair value	12,793	15,491
Policy loans	187,242	185,508
Short-term investments	11,007	715
Commercial mortgage and other loans	160,939	248,209
Other long-term investments	57,051	60,454
Total investments	1,575,688	1,632,656
Cash and cash equivalents	56,984	160,737
Deferred policy acquisition costs	135,759	468,743
Accrued investment income	15,829	16,644
Reinsurance recoverables	2,252,049	1,634,696
Receivables from parent and affiliates	33,457	35,689
Deferred sales inducements	0	63,043
Income taxes receivable	3,991	2,631
Other assets	27,151	6,413
Separate account assets	12,747,496	11,613,148
TOTAL ASSETS	$16,848,404	$15,634,400
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances	$1,942,064	$1,680,586
Future policy benefits	1,547,820	1,450,110
Cash collateral for loaned securities	15,054	3,030
Short-term debt to affiliates	0	24,000
Long-term debt to affiliates	0	92,000
Payables to parent and affiliates	8,603	8,441
Other liabilities	80,610	96,476
Separate account liabilities	12,747,496	11,613,148
TOTAL LIABILITIES	$16,341,647	$14,967,791
COMMITMENTS AND CONTINGENT LIABILITIES (See Note 11)
EQUITY
Common stock ($5 par value; 400,000 shares authorized, issued and outstanding)	2,000	2,000
Additional paid-in capital	209,786	208,314
Retained earnings	282,810	444,514
Accumulated other comprehensive income	12,161	11,781
TOTAL EQUITY	506,757	666,609
TOTAL LIABILITIES AND EQUITY	$16,848,404	$15,634,400
See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2016, 2015 and 2014 (in thousands)

	2016	2015	2014
REVENUES
Premiums	$(34,675)	$14,991	$14,323
Policy charges and fee income	66,546	197,535	181,086
Net investment income	72,025	68,891	67,872
Asset administration fees	14,358	38,370	38,264
Other income	2,404	2,495	2,558
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	0	(1,093)	(103)
Other-than-temporary impairments on fixed maturity securities transferred to other comprehensive income	0	32	79
Other realized investment gains (losses), net	88,428	6,814	(73,246)
Total realized investment gains (losses), net	88,428	5,753	(73,270)
TOTAL REVENUES	209,086	328,035	230,833
BENEFITS AND EXPENSES
Policyholders’ benefits	1,985	27,399	26,605
Interest credited to policyholders’ account balances	43,928	50,047	45,830
Amortization of deferred policy acquisition costs	47,227	59,327	37,692
General, administrative and other expenses	22,511	101,835	102,665
TOTAL BENEFITS AND EXPENSES	115,651	238,608	212,792
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	93,435	89,427	18,041
Total income tax expense (benefit)	14,235	13,363	(10,224)
NET INCOME (LOSS)	$79,200	$76,064	$28,265
Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(1)	(86)	(125)
Net unrealized investment gains (losses):
Unrealized investment gains (losses) for the period	(1,738)	(31,993)	30,963
Reclassification adjustment for (gains) losses included in net income	2,324	(1,702)	(5,242)
Net unrealized investment gains (losses)	586	(33,695)	25,721
Other comprehensive income (loss), before tax	585	(33,781)	25,596
Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	0	(30)	(44)
Net unrealized investment gains (losses)	205	(11,793)	9,002
Total	205	(11,823)	8,958
Other comprehensive income (loss), net of tax	380	(21,958)	16,638
COMPREHENSIVE INCOME (LOSS)	$79,580	$54,106	$44,903

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2016, 2015 and 2014 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Equity
Balance, December 31, 2013	2,000	211,147	420,185	17,101	650,433
Contributed capital		0
Dividend to parent			(80,000)		(80,000)
Contributed/(distributed) capital- parent/child asset transfers		(329)			(329)
Comprehensive income (loss):
Net income (loss)			28,265		28,265
Other comprehensive income (loss), net of tax				16,638	16,638
Total comprehensive income (loss)					44,903
Balance, December 31, 2014	2,000	210,818	368,450	33,739	615,007
Contributed capital		0
Dividend to parent			0
Contributed/(distributed) capital- parent/child asset transfers		(2,504)			(2,504)
Comprehensive income (loss):
Net income (loss)			76,064		76,064
Other comprehensive income (loss), net of tax				(21,958)	(21,958)
Total comprehensive income (loss)					54,106
Balance, December 31, 2015	2,000	208,314	444,514	11,781	666,609
Contributed capital		1,300			1,300
Dividend to parent			(240,904)		(240,904)
Contributed/(distributed) capital- parent/child asset transfers		172			172
Comprehensive income (loss):
Net income (loss)			79,200		79,200
Other comprehensive income (loss), net of tax				380	380
Total comprehensive income (loss)					79,580
Balance, December 31, 2016	2,000	209,786	282,810	12,161	506,757

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Consolidated Statements of Cash Flows
Years Ended December 31, 2016, 2015 and 2014 (in thousands)

	2016	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$79,200	$76,064	$28,265
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Policy charges and fee income	29,552	8,047	6,016
Interest credited to policyholders’ account balances	43,928	50,047	45,830
Realized investment (gains) losses, net	(88,428)	(5,753)	73,270
Amortization and other non-cash items	(15,720)	(13,050)	(12,397)
Change in:
Future policy benefits	183,130	157,138	152,600
Reinsurance recoverables	(176,279)	(153,690)	(121,292)
Accrued investment income	815	(1,876)	257
Net payables to/receivables from parent and affiliates	(216)	4,807	(2,502)
Deferred policy acquisition costs	17,274	(698)	(22,515)
Income taxes	(1,658)	(1,132)	(20,576)
Derivatives, net	(2,216)	1,049	1,530
Other, net	(5,433)	16,728	(9,107)
Cash flows from (used in) operating activities	63,949	137,681	119,379
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	311,143	124,482	151,419
Short-term investments	25,130	99,898	47,153
Policy loans	22,090	23,785	27,422
Ceded policy loans	(1,437)	(1,799)	(3,453)
Commercial mortgage and other loans	42,051	37,099	21,258
Other long-term investments	2,165	3,310	210
Equity securities, available-for-sale	11,139	2,122	7,808
Trading account assets	527	0	0
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(596,327)	(301,629)	(168,537)
Short-term investments	(35,419)	(83,642)	(57,434)
Policy loans	(17,496)	(21,128)	(22,786)
Ceded policy loans	3,114	2,981	2,166
Commercial mortgage and other loans	(14,247)	(2,096)	(10,989)
Other long-term investments	(1,102)	(1,411)	(2,479)
Equity securities, available-for-sale	(2,000)	(12,032)	(15,551)
Trading account assets	0	(5,999)	(10,000)
Notes receivable from parent and affiliates, net	2,318	3,432	(3,060)
Derivatives, net	3,895	(293)	(306)
Other, net	0	(55)	233
Cash flows from (used in) investing activities	(244,456)	(132,975)	(36,926)
CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	437,936	383,590	271,937
Ceded policyholders’ account deposits	(278,102)	(146,920)	(93,043)
Policyholders’ account withdrawals	(206,474)	(178,765)	(130,985)
Ceded policyholders’ account withdrawals	95,896	4,972	6,991
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	12,024	(1,425)	374
Dividend to parent	0	0	(80,000)
Contributed capital	15,515	0	0
Contributed (distributed) capital - parent/child asset transfers	267	(3,852)	(506)
Proceeds from the issuance of debt (maturities longer than 90 days)	0	45,000	28,000
Repayments of debt (maturities longer than 90 days)	0	(50,000)	(24,000)
Drafts outstanding	(308)	2,512	(943)
Cash flows from (used in) financing activities	76,754	55,112	(22,175)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(103,753)	59,818	60,278
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	160,737	100,919	40,641
CASH AND CASH EQUIVALENTS, END OF YEAR	$56,984	$160,737	$100,919
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net of refunds	$15,844	$14,494	$10,352
Interest paid	$1,128	$3,123	$2,810

See Notes to Consolidated Financial Statements

Significant Non-Cash Transactions

Cash flows from investing and financing activities for the year ended December 31, 2016 excludes certain non-cash transactions related to the Variable Annuities Recapture. See Note 1 for additional information.

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company of New Jersey (“PLNJ”) is a wholly-owned subsidiary of Pruco Life Insurance Company (“Pruco Life”), which in turn is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential Insurance”). Prudential Insurance is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). PLNJ is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only, and sells such products primarily through affiliated and unaffiliated distributors.

PLNJ has one subsidiary, formed in 2009 for the purpose of holding certain commercial loans and other investments. PLNJ and its subsidiary are together referred to as the "Company", "we" or "our" and all financial information is shown on a consolidated basis.

Through March 31, 2016, the Company reinsured the majority of its variable annuity living benefit guarantees to its affiliated companies, Pruco Reinsurance, Ltd. ("Pruco Re") and Pruco Life. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re and Pruco Life. In addition, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Insurance under a coinsurance and modified coinsurance agreement. This reinsurance agreement covers new and in force business. The product risks related to the reinsured business are being managed in Prudential Insurance. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within Prudential Insurance. These series of transactions are collectively referred to as the "Variable Annuities Recapture."

The financial statement impacts of these transactions were as follows:

Affected Financial Statement Lines Only

Interim Statement of Financial Position

	Balance as of March 31, 2016	Impacts of Recapture	Impacts of Reinsurance	Total
	(in millions)
ASSETS
Total investments(1)	$1,809	$350	$(703)	$1,456
Cash and cash equivalents	49	1	54	104
Deferred policy acquisition costs	426	0	(315)	111
Reinsurance recoverables	1,790	(488)	909	2,211
Deferred sales inducements	51	0	(51)	0
Other assets	8	0	23	31
Income taxes	17	28	0	45
TOTAL ASSETS	16,086	(109)	(83)	15,894
LIABILITIES AND EQUITY
LIABILITIES
Income taxes	$0	$0	$55	$55
Short-term and long-term debt to affiliates(2)	116	0	(116)	0
Other liabilities	77	0	0	77
TOTAL LIABILITIES	15,443	0	(61)	15,382
EQUITY
Retained earnings(3)	401	(109)	(28)	264
Accumulated other comprehensive income	31	0	6	37
TOTAL EQUITY	644	(109)	(22)	513
TOTAL LIABILITIES AND EQUITY	16,086	(109)	(83)	15,894

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Significant Non-Cash Transactions

(1)
The decline in total investments includes non-cash activities of $0.7 billion for asset transfers to Prudential Insurance related to the reinsurance transaction, partially offset by $0.4 billion of assets received related to the recapture transaction with Pruco Re.

(2)	The Company recognized ceding commissions of $0.4 billion, of which $0.1 billion was in the form of reassignment of debt to Prudential Insurance.

(3)	Retained earnings includes dividends of $0.3 billion to Pruco Life, and ultimately distributed to Prudential Financial as part of the Variable Annuities Recapture.

Statement of Operations and Comprehensive Income (Loss)
Day 1 Impact of the Variable Annuities Recapture

	Impacts of Recapture	Impacts of Reinsurance	Total Impacts
	(in millions)
REVENUES
Premiums	$0	$(48)	$(48)
Realized investment gains (losses), net	(137)	268	131
TOTAL REVENUES	(137)	220	83
BENEFITS AND EXPENSES
Policyholders' benefits	0	(26)	(26)
General, administrative and other expenses	0	(23)	(23)
TOTAL BENEFITS AND EXPENSES	0	(49)	(49)
INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES	(137)	269	132
Income tax expense (benefit)	(28)	55	27
NET INCOME (LOSS)	$(109)	$214	$105

As part of the Variable Annuities Recapture, the Company received invested assets of $0.4 billion as consideration from Pruco Re, which is equivalent to the amount of statutory reserve credit taken as of March 31, 2016 and unwound the associated reinsurance recoverable of $0.5 billion. As a result, the Company recognized a loss of $0.1 billion immediately.

As part of the Variable Annuities Recapture, the Company transferred invested assets of $0.7 billion to Prudential Insurance and established reinsurance recoverables of $1 billion. In addition, the Company received ceding commissions of $0.4 billion from Prudential Insurance, of which $0.1 billion were in the form of reassignment of debt to Prudential Insurance. Also, the Company unwound its deferred policy acquisition costs ("DAC") and deferred sales inducements ("DSI") balances related to its variable annuity contracts as of March 31, 2016, which was equivalent to the ceding commission. For the reinsurance of the variable annuity base contracts, the Company recognized a loss of $23 million, which was deferred and will subsequently be amortized through General, administrative and other expenses. For the reinsurance of the living benefit guarantees, the Company recognized a benefit of $0.3 billion immediately since the reinsurance contract is accounted for as a free-standing derivative.

The Company also paid a dividend of $0.2 billion to Pruco Life, and ultimately distributed to Prudential Financial.

The following table summarizes the asset transfers related to Variable Annuities Recapture between the Company and its affiliates.

Affiliate	Period	Transaction	Security Type	Fair Value	Book Value	APIC Increase/(Decrease)	Realized Investment Gain/(Loss), Net
				(in millions)
Pruco Re	Apr - June 2016	Purchase	Derivatives	$350	$350	$0	$0
Prudential Insurance	Apr - June 2016	Sale	Fixed Maturity, Trading Account Assets, Equity Securities, Commercial Mortgages and Derivatives	$(717)	$(703)	$15	$0

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining DAC and related amortization; amortization of DSI; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and accruals for contingent liabilities, including estimates for losses in connection with unresolved legal matters.

Revision to Prior Period Consolidated Financial Statements

The Company identified errors in the presentation of certain activity related to the Variable Annuities Recapture that impacted several line items within our previously issued Consolidated Statements of Cash Flows for the interim periods ended June 30, 2016 and September 30, 2016. Management assessed the materiality of the misstatements on prior period financial statements in accordance with SEC Staff Accounting Bulletin ("SAB") No. 99, Materiality, codified in ASC 250-10, Accounting Changes and Error Corrections ("ASC 250"), and concluded that these misstatements were not material to any prior interim periods. Accordingly, prior period amounts to be presented in subsequent quarterly 10-Q filings will be revised, as presented below:

	(UNAUDITED)
	Six Months Ended June 30, 2016
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Reinsurance recoverables	$(34,967)	$(18,846)	$(53,813)
Other, net	14,184	(29,747)	(15,563)
Cash flows from (used in) operating activities	100,487	(48,593)	51,894
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	158,743	40,000	198,743
Cash flows from (used in) investing activities	(150,048)	40,000	(110,048)
CASH FLOWS FROM FINANCING ACTIVITIES:
Ceded policyholders’ account deposits	(80,111)	(41,310)	(121,421)
Ceded policyholders’ account withdrawals	2,085	35,688	37,773
Contributed capital	1,300	14,215	15,515
Cash flows from (used in) financing activities	63,493	8,593	72,086

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	(UNAUDITED)
	Nine Months Ended September 30, 2016
	As Previously Reported	Revision	As Revised
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Reinsurance recoverables	$(154,616)	$5,886	$(148,730)
Other, net	32,283	(50,831)	(18,548)
Cash flows from (used in) operating activities	72,828	(44,945)	27,883
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	179,826	40,000	219,826
Cash flows from (used in) investing activities	(280,078)	40,000	(240,078)
CASH FLOWS FROM FINANCING ACTIVITIES:
Ceded policyholders’ account deposits	(122,113)	(71,446)	(193,559)
Ceded policyholders’ account withdrawals	3,295	62,176	65,471
Contributed capital	1,300	14,215	15,515
Cash flows from (used in) financing activities	58,017	4,945	62,962

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2. SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. The accounting policies related to each are as follows:

Fixed maturities, available-for-sale, at fair value are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts over the contractual lives of the investments. Interest income, and amortization of premium and accretion of discount are included in “Net investment income” under the effective yield method. Additionally, prepayment premiums are also included in “Net investment income”. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of OTTI recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to "Net investment income" in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an OTTI has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).

Trading account assets, at fair value represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in “Other income.” Interest and dividend income from these investments is reported in “Net investment income.”

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Equity securities, available-for-sale, at fair value is comprised of common stock and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, reinsurance recoverables and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.

Commercial mortgage and other loans consists of commercial mortgage loans, agricultural property loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, and the amortization of the related premiums or discounts, are included in “Net investment income” under the effective yield method. Prepayment fees are also included in “Net investment income”.

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of two categories. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A loan-to-value ratio less than 100% indicates an excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A debt service coverage ratio greater than 1.0 times indicates an excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural property loan portfolios, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, and estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down of the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are accounted for using the equity method of accounting, the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies, or the fair value option where elected. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investments in operating joint ventures, is included in “Net investment income”. The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for OTTI), the Company uses financial information provided by the investee, generally on a one to three month lag.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, funds managed similar to regulated money market funds, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sales of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net OTTI recognized in earnings. Realized investment gains and losses also reflect changes in the allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify OTTI in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

An OTTI is recognized in earnings for a debt security in an unrealized loss position when the Company either (1) has the intent to sell the debt security or (2) it is more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment.

The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an OTTI is recognized.

When an OTTI of a debt security has occurred, the amount of the OTTI recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the OTTI recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For OTTI of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an OTTI has been recognized in earnings is tracked as a separate component of AOCI.

The split between the amount of an OTTI recognized in other comprehensive income (loss) and the net amount recognized in earnings for debt securities is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, reinsurance recoverables, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Deferred Policy Acquisition Costs

Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs”, net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC related to universal and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. See Note 4 for additional information regarding DAC.

Deferred sales inducements

The Company offers various types of sales inducements to contractholders primarily related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 6 for additional information regarding sales inducements.

Reinsurance recoverables

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 12.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities and real estate related investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the contractholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 6 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income”. Asset administration fees charged to the accounts are included in “Asset administration fees”.

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, deferred loss on reinsurance with affiliates and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company’s liability for future policy benefits includes liabilities related to certain long-duration life and annuity contracts, which are discussed more fully in Note 6. These liabilities represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 6 and Note 9.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on Company experience, industry data and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality, morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves related to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Securities repurchase and resale agreements and securities loaned transactions

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. The majority of these transactions are with large brokerage firms and large banks. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. Securities to be repurchased are the same, or substantially the same, as those sold. The majority of these transactions are with highly rated money market funds. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income”; however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms and large banks. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income”; however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than universal and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from single premium immediate annuities with life contingencies are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium is generally deferred and recognized into revenue based on expected future benefit payments. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts. The Company also provides contracts with certain living benefits which are considered embedded derivatives. See Note 6 for additional information regarding these contracts.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Amounts received as payment for universal or variable individual life contracts, deferred fixed or variable annuities and other contracts without life contingencies are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Asset Administration Fees

The Company receives asset administration fee income on contractholders’ account balances invested in The Prudential Series Funds, which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust (see Note 14). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk ("NPR") used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Other long-term investments”, or as liabilities, within “Payables to parent and affiliates”, except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net”.

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the Consolidated Statements of Operations line item associated with the hedged item.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. The component of AOCI related to discontinued cash flow hedges is reclassified to the Consolidated Statements of Operations line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net”. Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net”. Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net”.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value”.

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risks related to certain of these benefit features to affiliates, Pruco Re and Pruco Life through March 31, 2016. Effective April 1, 2016, the Company recaptured the risks related to its variable annuity living benefit guarantees that were previously reinsured to Pruco Re and Pruco Life. In addition, the Company reinsured the variable annuity base contracts, along with the living benefit guarantees, to Prudential Insurance under a coinsurance and modified coinsurance agreement. See Note 1 for additional information. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits” and “Reinsurance recoverables”. Changes in the fair value are determined using valuation models as described in Note 9 and are recorded in “Realized investment gains (losses), net”.

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium and debt issue costs. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Interest expense is generally presented within “General, administrative and other expenses” in the Company’s Consolidated Statements of Operations. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 14 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s Consolidated Statements of Operations. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax returns but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. See Note 8 for a discussion of factors considered when evaluating the need for a valuation allowance.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 8 for additional information regarding income taxes.

Recent Accounting Pronouncements

Changes to U.S. GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of accounting standards updates ("ASU") to the FASB Accounting Standards Codification.

The Company considers the applicability and impact of all ASU. ASU listed below include those that have been adopted during the current fiscal year and/or those that have been issued but not yet adopted as of the date of this filing. ASU not listed below were assessed and determined to be either not applicable or not material.

There have been no ASU adopted during the current year ended December 31, 2016.

ASU issued but not yet adopted as of the reporting date December 31, 2016

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2014-09, Revenue from Contracts with Customers (Topic 606)
The ASU is based on the core principle that revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The standard also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, and assets recognized from the costs to obtain or fulfill a contract with a customer. Revenue recognition for insurance contracts and financial instruments are explicitly scoped out of the standard.

January 1, 2018 using one of two retrospective application methods (early adoption permitted beginning January 1, 2017).
                                           The Company plans to adopt the standard on January 1, 2018 using the modified retrospective application.

Given that insurance contracts and financial instruments are explicitly scoped out of the standard, the Company does not expect the adoption of the ASU to have a significant impact on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

ASU 2016-01, Financial Instruments - Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Liabilities
The ASU revises an entity’s accounting related to the classification and measurement of certain equity investments and the presentation of certain fair value changes for financial liabilities measured at fair value. The standard also amends certain disclosure requirements associated with the fair value of financial instruments.
January 1, 2018 using the modified retrospective method. The amendments are to be applied prospectively as they relate to equity investments without readily determinable fair value.
The Company’s equity investments, except for those accounted for using the equity method, will generally be carried on the Consolidated Statements of Financial Position at fair value with changes in fair value reported in current earnings. The Company is continuing to assess additional impacts of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

ASU 2016-02, Leases (Topic 842)
This ASU ensures that assets and liabilities from all outstanding lease contracts are recognized on the balance sheet (with limited exception). The ASU substantially changes a Lessee’s accounting for leases and requires the recording on balance sheet of a right-of-use asset and liability to make lease payments for most leases. A Lessee will continue to recognize expense in its income statement in a manner similar to the requirements under the current lease accounting standard. For Lessors, the standard modifies classification criteria and accounting for sales-type and direct financing leases and requires a Lessor to derecognize the carrying value of the leased asset that is considered to have been transferred to a Lessee and record a lease receivable and residual asset (receivable and residual approach). The standard also eliminates the real estate specific provisions of the current standard (i.e., sale-leaseback).
		January 1, 2019 using the modified retrospective method (with early adoption permitted).	The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Standard	Description	Effective date and method of adoption	Effect on the financial statements or other significant matters
ASU 2016-13, Financial Instruments-Credit Losses (Topic326): Measurement of Credit Losses on Financial Instruments
This ASU provides a new current expected credit loss model to account for credit losses on certain financial assets and off-balance sheet exposures (e.g., loans held for investment, debt securities held to maturity, reinsurance receivables, net investments in leases and loan commitments). The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The standard also modifies the current other-than-temporary impairment standard for available-for-sale debt securities to require the use of an allowance rather than a direct write down of the investment, and replaces existing standard for purchased credit deteriorated loans and debt securities.

January 1, 2020 using the modified retrospective method, however prospective application is required for purchased credit deteriorated assets previously accounted for under ASU 310-30 and for debt securities for which an other-than-temporary-impairment was recognized prior to the date of adoption. Early adoption is permitted beginning January 1, 2019.
The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments (a Consensus of the Emerging Issues Task Force)
This ASU addresses diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The standard provides clarity on the treatment of eight specifically defined types of cash inflows and outflows.
		January 1, 2018 using the retrospective method (with early adoption permitted provided that all amendments are adopted in the same period).	The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements.
Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash
In November 2016, the FASB issued this ASU to address diversity in practice from entities classifying and presenting transfers between cash and restricted cash as operating, investing, or financing activities, or as a combination of those activities in the Statement of Cash Flows. The ASU requires entities to show the changes in the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the Statement of Cash Flows. As a result, transfers between such categories will no longer be presented in the Statement of Cash Flows.
		January 1, 2018 using the retrospective method (with early adoption permitted).	The Company is currently assessing the impact of the ASU on the Company’s Consolidated Financial Statements and Notes to the Consolidated Financial Statements

3. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2016
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$18,206	$1,967	$0	$20,173	$0
Obligations of U.S. states and their political subdivisions	95,588	1,629	503	96,714	0
Foreign government bonds	28,339	20	990	27,369	0
Public utilities	144,767	5,820	1,389	149,198	0
All other U.S. public corporate securities	335,839	13,793	4,539	345,093	(45)
All other U.S. private corporate securities	167,986	2,482	2,335	168,133	0
All other foreign public corporate securities	41,424	1,086	1,393	41,117	0
All other foreign private corporate securities	121,772	1,380	4,622	118,530	0
Asset-backed securities(1)	36,576	752	12	37,316	(58)
Commercial mortgage-backed securities	130,528	1,901	2,885	129,544	0
Residential mortgage-backed securities(2)	11,130	1,168	0	12,298	(108)
Total fixed maturities, available-for-sale	$1,132,155	$31,998	$18,668	$1,145,485	$(211)
Equity securities, available-for-sale:
Common stocks:
Mutual funds	$1,150	$22	$1	$1,171
Total equity securities, available-for-sale	$1,150	$22	$1	$1,171

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $0.4 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2015
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	OTTI in AOCI(3)
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$23,582	$3,010	$0	$26,592	$0
Obligations of U.S. states and their political subdivisions	127,734	4,048	409	131,373	0
Foreign government bonds	8,211	29	1,122	7,118	0
Public utilities	152,580	5,656	2,374	155,862	0
All other U.S. public corporate securities	291,835	13,145	5,306	299,674	(45)
All other U.S. private corporate securities	162,781	3,718	3,458	163,041	0
All other foreign public corporate securities	29,507	1,432	1,359	29,580	0
All other foreign private corporate securities	163,641	2,824	6,629	159,836	0
Asset-backed securities(1)	47,898	606	258	48,246	(79)
Commercial mortgage-backed securities	62,355	2,126	41	64,440	0
Residential mortgage-backed securities(2)	17,458	1,982	7	19,433	(177)
Total fixed maturities, available-for-sale	$1,087,582	$38,576	$20,963	$1,105,195	$(301)
Equity securities, available-for-sale:
Common stocks:
Mutual funds	$18,275	$28	$1,219	$17,084
Total equity securities, available-for-sale	$18,275	$28	$1,219	$17,084

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of OTTI losses in AOCI, which were not included in earnings. Amount excludes $0.5 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following tables show the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31 for the years indicated:

	2016
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Obligations of U.S. states and their political subdivisions	$35,521	$503	$0	$0	$35,521	$503
Foreign government bonds	23,492	659	1,690	331	25,182	990
Public utilities	43,675	1,361	170	28	43,845	1,389
All other U.S. public corporate securities	139,525	4,331	532	208	140,057	4,539
All other U.S. private corporate securities	74,436	1,644	9,315	691	83,751	2,335
All other foreign public corporate securities	16,231	746	3,791	647	20,022	1,393
All other foreign private corporate securities	44,295	2,791	12,254	1,831	56,549	4,622
Asset-backed securities	0	0	8,972	12	8,972	12
Commercial mortgage-backed securities	72,798	2,885	401	0	73,199	2,885
Residential mortgage-backed securities	0	0	0	0	0	0
Total fixed maturities, available-for-sale	$449,973	$14,920	$37,125	$3,748	$487,098	$18,668
Equity securities, available-for-sale	$0	$0	$25	$1	$25	$1

	2015
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale:
Obligations of U.S. states and their political subdivisions	$10,312	$409	$0	$0	$10,312	$409
Foreign government bonds	3,079	271	1,813	851	4,892	1,122
Public utilities	58,351	2,374	0	0	58,351	2,374
All other U.S. public corporate securities	76,154	4,478	7,342	828	83,496	5,306
All other U.S. private corporate securities	52,647	3,458	0	0	52,647	3,458
All other foreign public corporate securities	8,252	835	1,295	524	9,547	1,359
All other foreign private corporate securities	41,343	2,712	26,304	3,917	67,647	6,629
Asset-backed securities	18,052	141	10,672	117	28,724	258
Commercial mortgage-backed securities	12,059	35	398	6	12,457	41
Residential mortgage-backed securities	361	7	0	0	361	7
Total fixed maturities, available-for-sale	$280,610	$14,720	$47,824	$6,243	$328,434	$20,963
Equity securities, available-for-sale	$12,145	$931	$3,712	$288	$15,857	$1,219
The gross unrealized losses on fixed maturity securities at December 31, 2016 and 2015, were composed of $17.4 million and $16.8 million, respectively, related to high or highest quality securities based on the National Association of Insurance

Commissioners (“NAIC”) or equivalent rating, and $1.3 million and $4.2 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2016, the $3.7 million of gross unrealized losses of twelve months or more was concentrated in the finance, energy and technology sectors of the Company’s corporate securities. At December 31, 2015, the $6.2 million of gross unrealized losses of twelve months or more was concentrated in the consumer non-cyclical, capital goods and finance sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at December 31, 2016 or 2015. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses were primarily attributable to interest rate increases. At December 31, 2016, the Company did not intend to sell these securities, and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis.

At both December 31, 2016 and 2015, none of the gross unrealized losses related to equity securities represented declines in value of greater than 20%. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these equity securities was not warranted at either December 31, 2016 or 2015.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2016, were as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$43,475	$43,676
Due after one year through five years	142,186	147,173
Due after five years through ten years	279,175	276,685
Due after ten years	489,085	498,793
Asset-backed securities	36,576	37,316
Commercial mortgage-backed securities	130,528	129,544
Residential mortgage-backed securities	11,130	12,298
Total fixed maturities, available-for-sale	$1,132,155	$1,145,485

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity and equity security proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities for the years indicated:

	2016	2015	2014
	(in thousands)
Fixed maturities, available-for-sale:
Proceeds from sales(1)	$189,999	$4,300	$49,137
Proceeds from maturities/repayments(1)	81,157	119,987	102,303
Gross investment gains from sales, prepayments and maturities	(235)	2,689	5,160
Gross investment losses from sales and maturities	(1,135)	0	(249)
Equity securities, available-for-sale:
Proceeds from sales	$11,139	$2,122	$7,808
Gross investment gains from sales	7	74	456
Gross investment losses from sales	(961)	0	0
Fixed maturity and equity security impairments:
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings(2)	$0	$(1,061)	$(25)
Writedowns for impairments on equity securities	0	0	0

(1)	Includes $0.0 million, $(0.2) million and $0.0 million of non-cash related proceeds for the years ended December 31, 2016, 2015 and 2014, respectively.

(2)
Excludes the portion of OTTI recorded in OCI representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in OCI. For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts:

	Year Ended December 31,
	2016	2015
	(in thousands)
Balance, beginning of period	$651	$663
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(53)	(46)
Additional credit loss impairments recognized in the current period on securities previously impaired	0	26
Increases due to the passage of time on previously recorded credit losses	25	21
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(9)	(13)
Assets transferred to parent and affiliates	(52)	0
Balance, end of period	$562	$651

Trading Account Assets

The following table sets forth the composition of “Trading account assets” as of the dates indicated:

	December 31, 2016		December 31, 2015
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities	$7,446	$6,072	$10,000	$8,441
Equity securities	4,959	6,721	5,999	7,050
Total trading account assets	$12,405	$12,793	$15,999	$15,491

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income,” was $0.9 million, $(0.2) million and $(0.3) million during the years ended December 31, 2016, 2015 and 2014, respectively.

Commercial Mortgage and Other Loans
The Company’s commercial mortgage and other loans were comprised as follows, as of the dates indicated:

	December 31, 2016		December 31, 2015
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage and agricultural property loans by property type:
Apartments/Multi-Family	$55,754	34.6%	$79,481	33.1%
Retail	31,054	19.3	62,881	26.2
Industrial	18,707	11.6	25,059	10.4
Office	16,111	10.0	21,058	8.8
Other	22,016	13.7	17,803	7.4
Hospitality	10,525	6.5	23,176	9.6
Total commercial mortgage loans	154,167	95.7	229,458	95.5
Agricultural property loans	6,981	4.3	10,769	4.5
Total commercial mortgage and agricultural property loans by property type	161,148	100.0%	240,227	100.0%
Valuation allowance	(209)		(428)
Total net commercial mortgage and agricultural property loans by property type	160,939		239,799
Other loans:
Uncollateralized loans	0		8,410
Valuation allowance	0		0
Total net other loans	0		8,410
Total commercial mortgage and other loans	$160,939		$248,209

The commercial mortgage and agricultural property loans were geographically dispersed throughout the United States (with the largest concentrations in Illinois (19%), Texas (18%) and New York (10%)) and included loans secured by properties in Europe at December 31, 2016.

Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, was as follows:

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Other Loans	Total
	(in thousands)
Allowance for losses, beginning of the year	$425	$3	$0	$428
Addition to (release of) allowances for losses	(218)	(1)	0	(219)
Charge-offs, net of recoveries	0	0	0	0
Total ending balance	$207	$2	$0	$209

	December 31, 2015
	Commercial Mortgage Loans	Agricultural Property Loans	Other Loans	Total
	(in thousands)
Allowance for losses, beginning of the year	$767	$4	$0	$771
Addition to (release of) allowances for losses	(342)	(1)	0	(343)
Charge-offs, net of recoveries	0	0	0	0
Total ending balance	$425	$3	$0	$428

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2016
	Commercial Mortgage Loans	Agricultural Property Loans	Other Loans	Total
	(in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment	$0	$0	$0	$0
Collectively evaluated for impairment	207	2	0	209
Loans acquired with deteriorated credit quality	0	0	0	0
Total ending balance	$207	$2	$0	$209
Recorded Investment(1):
Individually evaluated for impairment	$0	$0	$0	$0
Collectively evaluated for impairment	154,167	6,981	0	161,148
Loans acquired with deteriorated credit quality	0	0	0	0
Total ending balance	$154,167	$6,981	$0	$161,148

	December 31, 2015
	Commercial Mortgage Loans	Agricultural Property Loans	Other Loans	Total
	(in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment	$0	$0	$0	$0
Collectively evaluated for impairment	425	3	0	428
Loans acquired with deteriorated credit quality	0	0	0	0
Total ending balance	$425	$3	$0	$428
Recorded Investment(1):
Individually evaluated for impairment	$0	$0	$0	$0
Collectively evaluated for impairment	229,458	10,769	8,410	248,637
Loans acquired with deteriorated credit quality	0	0	0	0
Total ending balance	$229,458	$10,769	$8,410	$248,637

(1)	Recorded investment reflects the carrying value gross of related allowance.
The following tables set forth certain key credit quality indicators for commercial mortgage and agricultural property loans, based upon the recorded investment gross of allowance for credit losses, as of the dates indicated:

	Debt Service Coverage Ratio - December 31, 2016
	> 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$103,315	$0	$0	$103,315
60%-69.99%	32,965	5,394	0	38,359
70%-79.99%	12,230	5,052	0	17,282
80% or greater	2,192	0	0	2,192
Total commercial mortgage and agricultural property loans	$150,702	$10,446	$0	$161,148

	Debt Service Coverage Ratio - December 31, 2015
	> 1.2X	1.0X to <1.2X	Less than 1.0X	Total
	(in thousands)
Loan-to-Value Ratio
0%-59.99%	$158,983	$1,993	$0	$160,976
60%-69.99%	60,849	0	0	60,849
70%-79.99%	11,312	2,687	0	13,999
80% or greater	0	2,938	1,465	4,403
Total commercial mortgage and agricultural property loans	$231,144	$7,618	$1,465	$240,227

The following tables provide an aging of past due commercial mortgage and other loans as of the dates indicated, based upon the recorded investment gross of allowance for credit losses, as well as the amount of commercial mortgage and other loans on non-accrual status as of the dates indicated:

	December 31, 2016
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status
	(in thousands)
Commercial mortgage loans	$154,167	$0	$0	$0	$154,167	$0
Agricultural property loans	6,981	0	0	0	6,981	0
Other loans	0	0	0	0	0	0
Total commercial mortgage and other loans	$161,148	$0	$0	$0	$161,148	$0

	December 31, 2015
	Current	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due(1)	Total Loans	Non-Accrual Status
	(in thousands)
Commercial mortgage loans	$229,458	$0	$0	$0	$229,458	$0
Agricultural property loans	10,769	0	0	0	10,769	0
Other loans	8,410	0	0	0	8,410	0
Total commercial mortgage and other loans	$248,637	$0	$0	$0	$248,637	$0

(1)	There were no loans accruing interest.

See Note 2 for further discussion regarding non-accrual status loans.

For the years ended December 31, 2016 and 2015, there were no commercial mortgage or other loans acquired, other than those through direct origination, nor were there any commercial mortgage or other loans sold. For the year ended December 31, 2016, the Company transferred $51 million of commercial mortgage and other loans to related parties. See Note 1 for additional information.

The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2016 and 2015, the Company had no significant commitments to borrowers that have been involved in a troubled debt restructuring. As of both December 31, 2016 and 2015, there were no new troubled debt restructurings related to commercial mortgage or other loans and no payment defaults on commercial mortgage or other loans that were modified as a troubled debt restructuring within the twelve months preceding. See Note 2 for additional information related to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated:

	2016	2015
	(in thousands)
Company's investment in separate accounts	$2,324	$1,853
Joint ventures and limited partnerships:
Private equity	11,883	14,286
Hedge funds	25,836	24,747
Real estate-related	1,978	2,073
Total joint ventures and limited partnerships	39,697	41,106
Derivatives	15,030	17,495
Total other long-term investments	$57,051	$60,454

As of both December 31, 2016 and 2015, the Company had no significant equity method investments.

Net Investment Income

The following table sets forth net investment income by asset class for the years ended December 31:

	2016	2015	2014
	(in thousands)
Fixed maturities, available-for-sale	$47,671	$44,959	$44,073
Trading account assets	765	866	119
Commercial mortgage and other loans	8,325	13,528	13,686
Policy loans	10,482	10,335	10,127
Short-term investments and cash equivalents	606	218	79
Other long-term investments	7,698	2,632	3,103
Gross investment income	75,547	72,538	71,187
Less: investment expenses	(3,522)	(3,647)	(3,315)
Net investment income	$72,025	$68,891	$67,872

There were no non-income producing assets as of December 31, 2016. Non-income producing assets represent investments that had not produced income for the twelve months preceding December 31, 2016.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2016	2015	2014
	(in thousands)
Fixed maturities	$(1,370)	$1,628	$4,786
Equity securities	(954)	74	456
Commercial mortgage and other loans	219	343	1,015
Short-term investments and cash equivalents	3	0	2
Joint ventures and limited partnerships	178	320	210
Derivatives(1)	90,352	3,388	(79,739)
Realized investment gains (losses), net	$88,428	$5,753	$(73,270)

(1)	Includes the offset of hedged items in qualifying effective hedge relationships prior to maturity or termination.

Net Unrealized Gains (Losses) on Investments by Asset Class

The table below presents net unrealized gains (losses) on investments by asset class as of December 31 for the years indicated:

	2016	2015	2014
	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$147	$211	$225
Fixed maturity securities, available-for-sale - all other	13,183	17,402	61,979
Equity securities, available-for-sale	21	(1,191)	4
Derivatives designated as cash flow hedges (1)	4,973	5,651	159
Other investments	489	933	1,221
Net unrealized gains (losses) on investments	$18,813	$23,006	$63,588

(1)	See Note 10 for more information on cash flow hedges.

Securities Lending and Repurchase Agreements

In the normal course of business, the Company sells securities under agreements to repurchase and enters into securities lending transactions. As of December 31, 2016, the Company had $15.1 million of securities lending transactions recorded as "Cash collateral loaned for securities," comprised of $13.5 million in corporate securities and $1.6 million in foreign government bonds. The remaining contractual maturities of all securities lending transactions were overnight and continuous. As of December 31, 2016, the Company had no repurchase transactions. As of December 31, 2015, the Company had $3.0 million of securities lending transactions recorded as "Cash collateral loaned for securities," all of which were corporate securities. The remaining contractual maturities of all securities lending transactions were overnight and continuous. As of December 31, 2015, the Company had no repurchase transactions.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. As of December 31 for the years indicated in the table below, the carrying value of investments pledged to third parties and the carrying amount of the associated liabilities supported by the pledged collateral as reported in the Consolidated Statements of Financial Position included:

	2016	2015
	(in thousands)
Collateral Pledged:
Fixed maturity securities, available-for-sale	$14,476	$2,905
Total securities pledged	$14,476	$2,905
Liabilities Supported by Pledged Collateral:
Cash collateral for loaned securities	$15,054	$3,030
Total liabilities supported by pledged collateral	$15,054	$3,030

In the normal course of business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral were securities purchased under agreements to resell. The fair value of this collateral was $49.1 million and $96.6 million at December 31, 2016 and 2015, respectively, none of which had either been sold or repledged.

As of both December 31, 2016 and 2015, there were $0.6 million of fixed maturities on deposit with governmental authorities or trustees as required by certain insurance laws.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the years ended December 31, were as follows:

	2016	2015	2014
	(in thousands)
Balance, beginning of year	$468,743	$457,420	$439,315
Capitalization of commissions, sales and issue expenses	29,954	60,024	60,207
Amortization- Impact of assumption and experience unlocking and true-ups	17,216	6,125	23,034
Amortization- All other	(64,443)	(65,452)	(60,726)
Change in unrealized investment gains and losses	(1,140)	10,626	(4,410)
Other(1)	(314,571)	0	0
Balance, end of year	$135,759	$468,743	$457,420

(1)	Represents ceded DAC upon reinsurance agreement with Prudential Insurance in 2016. See Note 1 and Note 12 for additional information.

5. POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31 were as follows:

	2016	2015
	(in thousands)
Life insurance	$1,085,613	$974,108
Individual annuities and supplementary contracts	23,877	23,297
Other contract liabilities	438,330	452,705
Total future policy benefits	$1,547,820	$1,450,110

Life insurance liabilities include reserves for death benefits. Individual annuities and supplementary contract liabilities include reserves for life contingent immediate annuities. Other contract liabilities include unearned premiums and certain other reserves for annuities and individual life products.

Future policy benefits for individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.3% to 7.0%.

Future policy benefits for individual annuities and supplementary contracts with life contingencies are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present value range from 0.0% to 7.3%.

The Company’s liability for future policy benefits are primarily liabilities for guaranteed benefits related to certain long-duration life and annuity contracts. Liabilities for guaranteed benefits with embedded derivative features are primarily in "Other contract liabilities" in the above table. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. The interest rates used in the determination of the present values range from 1.4% to 4.1%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain long-duration contracts.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Policyholders’ Account Balances

Policyholders’ account balances at December 31 were as follows:

	2016	2015
	(in thousands)
Interest-sensitive life contracts	$1,464,312	$1,246,611
Individual annuities	285,570	258,299
Guaranteed interest accounts	27,995	30,164
Other	164,187	145,512
Total policyholders’ account balances	$1,942,064	$1,680,586

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates for interest-sensitive life contracts range from 0.9% to 4.3%. Interest crediting rates for individual annuities range from 0.4% to 4.9%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 5.3%. Interest crediting rates range from 0.5% to 3.5% for other.

6. CERTAIN LONG-DURATION CONTRACTS WITH GUARANTEES

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of all variable annuities are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits” or “Realized investment gains (losses), net.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility and contractholder behavior.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits”. As of December 31, 2016 and 2015, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2016		December 31, 2015
	In the Event of Death	At Annuitization / Accumulation(1)(2)	In the Event of Death	At Annuitization / Accumulation(1)
	(in thousands)
Variable Annuity Contracts
Return of net deposits
Account value	$7,472,775	N/A	$6,770,691	N/A
Net amount at risk	$17,429	N/A	$37,256	N/A
Average attained age of contractholders	64 years	N/A	63 years	N/A
Minimum return or contract value
Account value	$1,955,672	$8,723,486	$1,935,482	$8,013,005
Net amount at risk	$36,275	$233,836	$83,010	$214,361
Average attained age of contractholders	66 years	64 years	66 years	64 years
Average period remaining until earliest expected annuitization	N/A	0 years	N/A	0 years

(1)	Includes income and withdrawal benefits as described herein

(2)	Excludes ceded reinsurance business to Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from reinsurers.

	December 31, 2016	December 31, 2015
	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No-lapse guarantees
Separate account value	$753,522	$692,364
General account value	$681,559	$552,888
Net amount at risk	$14,652,565	$12,072,957
Average attained age of contractholders	54 years	53 years

(1)
2016 amounts exclude ceded reinsurance business to Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from reinsurers.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2016	December 31, 2015
	(in thousands)
Equity funds	$5,089,766	$5,048,026
Bond funds	3,514,479	3,102,431
Money market funds	556,862	313,040
Total(1)	$9,161,107	$8,463,497

(1)
2016 amounts exclude ceded reinsurance business to Prudential Insurance related to the Variable Annuities Recapture transaction, as described in Note 1. See Note 12 for amounts recoverable from reinsurers.

In addition to the above mentioned amounts invested in separate account investment options, $267 million and $243 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature were invested in general account investment options as of December 31, 2016 and 2015, respectively. For the years ended December 31, 2016, 2015 and 2014, there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders' benefits”. Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are accounted for as embedded derivatives and are recorded at fair value within “Future policy benefits”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

	GMDB		GMIB	GMWB/GMIWB/GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balances as of December 31, 2013	$2,689	$42,455	$973	$(38,190)	$7,927
Incurred guarantee benefits(1)	5,428	20,545	915	467,026	493,914
Paid guarantee benefits	(264)	(1,050)	0	0	(1,314)
Changes in unrealized investment gains and losses(2)	141	7,262	6	0	7,409
Balance as of December 31, 2014	7,994	69,212	1,894	428,836	507,936
Incurred guarantee benefits(1)	3,409	25,049	(424)	20,236	48,270
Paid guarantee benefits	(720)	(5,174)	(12)	0	(5,906)
Changes in unrealized investment gains and losses(2)	(102)	(4,911)	(12)	0	(5,025)
Balance as of December 31, 2015	10,581	84,176	1,446	449,072	545,275
Incurred guarantee benefits(1)	660	54,869	(300)	(14,359)	40,870
Paid guarantee benefits	(532)	(5,399)	(25)	0	(5,956)
Changes in unrealized investment gains and losses	(74)	3,673	(5)	0	3,594
Balance as of December 31, 2016	$10,635	$137,319	$1,116	$434,713	$583,783

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

(1)
Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.

(2)	Prior period amounts are presented on a basis consistent with the current period presentation.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs), in general, guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of future expected rider fees attributable to the embedded derivative feature.

Liabilities for guaranteed benefits for GMAB, GMWB and GMIWB features include amounts ceded to affiliates. See Note 12 for amounts recoverable from reinsurers relating to the ceding of certain embedded derivative liabilities associated with these guaranteed benefits, which are not reflected in the tables above.

Sales Inducements

The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. DSI is included in “Deferred sales inducements” in the Company’s Consolidated Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in DSI, reported as “Interest credited to policyholders’ account balances,” are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Sales Inducements

(in thousands)
Balance as of December 31, 2013	$88,350
Capitalization	842
Amortization- Impact of assumption and experience unlocking and true-ups	3,108
Amortization- All other	(15,733)
Change in unrealized investment gains (losses)	(33)
Balance as of December 31, 2014	76,534
Capitalization	678
Amortization- Impact of assumption and experience unlocking and true-ups	1,348
Amortization- All other	(16,144)
Change in unrealized investment gains (losses)	627
Balance as of December 31, 2015	63,043
Capitalization	100
Amortization- Impact of assumption and experience unlocking and true-ups	1,035
Amortization- All other	(13,203)
Change in unrealized investment gains (losses)	(383)
Other(1)	(50,592)
Balance as of December 31, 2016	$0

(1)	Represents ceded DSI upon reinsurance agreement with Prudential Insurance in 2016. See Note 1 and Note 12 for additional information.

7. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income of the Company amounted to $81 million, $62 million and $60 million for the years ended December 31, 2016, 2015 and 2014, respectively. Statutory surplus of the Company amounted to $313 million and $410 million at December 31, 2016 and 2015, respectively.

The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the NAIC.

The Company is subject to New Jersey law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the New Jersey Department of Banking and Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $79 million in 2017 without prior approval. The Company paid dividends to Pruco Life of $241 million, $0 million and $80 million in 2016, 2015 and 2014 respectively.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

8. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2016	2015	2014
	(in thousands)
Current tax expense (benefit):
U.S. Federal	$6,701	$21,849	$21,129
Total	6,701	21,849	21,129
Deferred tax expense (benefit):
U.S. Federal	7,534	(8,486)	(31,353)
Total	7,534	(8,486)	(31,353)
Total income tax expense (benefit) from operations	14,235	13,363	(10,224)
Income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	205	(11,823)	8,958
Additional paid-in capital	93	(1,348)	(177)
Total income tax expense (benefit)	$14,533	$192	$(1,443)

The Company’s actual income tax expense (benefit) for the years ended December 31 differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from operations before income taxes for the following reasons:

	2016	2015	2014
	(in thousands)
Expected federal income tax expense (benefit)	$32,702	$31,299	$6,314
Non-taxable investment income	(14,883)	(16,021)	(13,891)
Tax credits	(2,734)	(2,008)	(2,884)
Other	(850)	93	237
Total income tax expense (benefit) on income from continuing operations	$14,235	$13,363	$(10,224)

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and accounts for most of the non-taxable investment income shown in the table above, and as a result, is a major reason for the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2015 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts and the Company’s taxable income before the DRD. Additionally, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2016	2015
	(in thousands)
Deferred tax assets
Insurance reserves	$9,133	$149,569
Deferred policy acquisition costs	13,389	0
Deferred tax assets	22,522	149,569
Deferred tax liabilities
Deferred policy acquisition costs	0	105,590
Deferred sales inducements	0	22,065
Net unrealized gains on securities	4,844	6,074
Investments	15,523	5,251
Other	98	701
Deferred tax liabilities	20,465	139,681
Net deferred tax asset (liability)	$2,057	$9,888

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2016, and 2015.

Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

The Company’s income (loss) from operations before income taxes includes income from domestic operations of $93 million, $89 million and $18 million, and no income from foreign operation for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The Company’s unrecognized tax benefits for the years ended December 31 are as follows:

	2016	2015	2014
	(in thousands)
Balance at January 1,	$0	$0	$0
Increases in unrecognized tax benefits-prior years	474	0	0
(Decreases) in unrecognized tax benefits-prior years	0	0	0
Increases in unrecognized tax benefits-current year	474	0	0
(Decreases) in unrecognized tax benefits-current year	0	0	0
Settlements with taxing authorities	0	0	0
Balance at December 31,	$948	$0	$0
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	$948	$0	$0

The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit).

At December 31, 2016, the Company remains subject to examination in the U.S. for tax years 2009 through 2015.

The Company is participating in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolution programs are available to resolve the disagreements in a timely manner before the tax returns are filed.

9. FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not trade in active markets because they are not publicly available), certain short-term investments and certain cash equivalents, and certain OTC derivatives.

Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured OTC derivative contracts, certain real estate funds for which the Company is the general partner, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level – The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2016
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$20,173	$0	$0	$20,173
Obligations of U.S. states and their political subdivisions	0	96,714	0	0	96,714
Foreign government bonds	0	27,369	0	0	27,369
U.S. corporate public securities	0	437,609	0	0	437,609
U.S. corporate private securities	0	205,178	12,967	0	218,145
Foreign corporate public securities	0	41,117	0	0	41,117
Foreign corporate private securities	0	122,678	2,522	0	125,200
Asset-backed securities(5)	0	34,988	2,328	0	37,316
Commercial mortgage-backed securities	0	129,544	0	0	129,544
Residential mortgage-backed securities	0	12,298	0	0	12,298
Subtotal	0	1,127,668	17,817	0	1,145,485
Trading account assets:
Corporate securities	0	6,072	0	0	6,072
Equity securities	0	0	6,721	0	6,721
Subtotal	0	6,072	6,721	0	12,793
Equity securities, available-for-sale	0	1,171	0	0	1,171
Short-term investments	11,007	0	0	0	11,007
Cash equivalents	1,531	1,999	0	0	3,530
Other long-term investments	0	16,610	0	(1,580)	15,030
Reinsurance recoverables	0	0	434,713	0	434,713
Receivables from parent and affiliates	0	3,873	5,993	0	9,866
Subtotal excluding separate account assets	12,538	1,157,393	465,244	(1,580)	1,633,595
Separate account assets(2)	0	12,740,323	0	0	12,740,323
Total assets	$12,538	$13,897,716	$465,244	$(1,580)	$14,373,918
Future policy benefits(3)	$0	$0	$434,713	$0	$434,713
Policyholders' account balances	0	0	2,298	0	2,298
Payables to parent and affiliates	0	1,416	0	(1,416)	0
Total liabilities	$0	$1,416	$437,011	$(1,416)	$437,011

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2015(4)
	Level 1	Level 2	Level 3	Netting(1)	Total
	(in thousands)
Fixed maturities, available-for-sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$0	$26,592	$0	$0	$26,592
Obligations of U.S. states and their political subdivisions	0	131,373	0	0	131,373
Foreign government bonds	0	7,118	0	0	7,118
U.S. corporate public securities	0	401,754	0	0	401,754
U.S. corporate private securities	0	204,659	9,781	0	214,440
Foreign corporate public securities	0	29,580	0	0	29,580
Foreign corporate private securities	0	154,191	8,028	0	162,219
Asset-backed securities(5)	0	23,100	25,146	0	48,246
Commercial mortgage-backed securities	0	64,440	0	0	64,440
Residential mortgage-backed securities	0	19,433	0	0	19,433
Subtotal	0	1,062,240	42,955	0	1,105,195
Trading account assets:
Corporate securities	0	8,441	0	0	8,441
Equity securities	0	0	7,050	0	7,050
Subtotal	0	8,441	7,050	0	15,491
Equity securities, available-for-sale	0	17,084	0	0	17,084
Short-term investments	715	0	0	0	715
Cash equivalents	30,998	31,982	0	0	62,980
Other long-term investments	0	16,245	0	(364)	15,881
Reinsurance recoverables	0	0	356,337	0	356,337
Receivables from parent and affiliates	0	8,966	3,511	0	12,477
Subtotal excluding separate account assets	31,713	1,144,958	409,853	(364)	1,586,160
Separate account assets(2)	0	11,605,964	0	0	11,605,964
Total assets	$31,713	$12,750,922	$409,853	$(364)	$13,192,124
Future policy benefits(3)	$0	$0	$449,073	$0	$449,073
Payables to parent and affiliates	0	364	0	(364)	0
Total liabilities	$0	$364	$449,073	$(364)	$449,073

(1)
“Netting” amounts represent cash collateral of $0.2 million and $0.0 million as of December 31, 2016 and 2015, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(3)
As of December 31, 2016, the net embedded derivative liability position of $435 million includes $138 million of embedded derivatives in an asset position and $573 million of embedded derivatives in a liability position. As of December 31, 2015, the net embedded derivative liability position of $449 million includes $76 million of embedded derivatives in an asset position and $525 million of embedded derivatives in a liability position.

(4)	Prior period amounts are presented on a basis consistent with the current period presentation, reflecting the adoption of ASU 2015-07.

(5)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities – The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2016 and 2015, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Trading Account Assets – Trading account assets consist of fixed maturities and equity securities, whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities.”

Equity Securities – Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments – Derivatives are recorded at fair value either as assets within “Other long-term investments,” or as liabilities within “Payables to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, NPR, liquidity and other factors.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

interest rate and cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Effective January 1, 2016, the Company adopted new accounting guidance (ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share or Its Equivalent (Topic 820)), which removes the requirements to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this new guidance, certain other long-term investments are no longer classified in the fair value hierarchy. The guidance was required to be applied retrospectively, and therefore, prior period amounts have been revised to conform to the current period presentation. At both December 31, 2016 and 2015, the fair values of these investments, which include certain hedge funds, private equity funds and other funds were $0.2 million, which had been previously classified in Level 3 at December 31, 2015.

Cash Equivalents and Short-Term Investments – Cash equivalents and short-term investments include money market instruments, and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs, and these investments have primarily been classified within Level 2.

Separate Account Assets – Separate account assets include fixed maturity securities, treasuries, equity securities and mutual funds, for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and “Equity Securities”.

Effective January 1, 2016, the Company adopted new accounting guidance (ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share or Its Equivalent (Topic 820)), which removes the requirements to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this new guidance, certain separate account investments are no longer classified in the fair value hierarchy. The guidance was required to be applied retrospectively, and therefore, prior period amounts have been revised to conform to the current period presentation. At both December 31, 2016 and 2015, the fair values of separate account assets excluded from the fair value hierarchy, which include investments in real estate and other invested assets, were $7 million, which had been previously classified in Level 3 at December 31, 2015.

Receivables from Parent and Affiliates – Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity where fair value is determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.

Reinsurance Recoverables – Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance Recoverables” or “Other Liabilities” when fair value is in an asset or liability position, respectively. The methods and assumptions used to estimate the fair value are consistent with those described below in “Future Policy Benefits.” The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

Future Policy Benefits – The liability for future policy benefits is related to guarantees primarily associated with the living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of these liabilities are calculated as the present value of future expected benefit payments to contractholders less the present value of future expected rider fees attributable to the living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management's judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual contractholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the contractholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long-term trend is observed in an interim period.

Policyholders' account balances – The liability for policyholders' account balances is related to certain embedded derivative instruments associated with certain policyholders' account balances. The fair values are determined consistent with similar derivative instruments described above under "Derivative Instruments".

Transfers between Levels 1 and 2 – Transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. During the years ended December 31, 2016 and 2015, there were no transfers between Level 1 and Level 2.

Level 3 Assets and Liabilities by Price Source – The tables below present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2016
	Internal(1)	External(2)	Total
	(in thousands)
Corporate securities(3)	$15,489	$0	$15,489
Asset-backed securities(4)	27	2,301	2,328
Equity securities	1,449	5,272	6,721
Reinsurance recoverables	434,713	0	434,713
Receivables from parent and affiliates	0	5,993	5,993
Total assets	$451,678	$13,566	$465,244
Future policy benefits	$434,713	$0	$434,713
Policyholders' account balances	2,298	0	2,298
Total liabilities	$437,011	$0	$437,011

	As of December 31, 2015(5)
	Internal(1)	External(2)	Total
	(in thousands)
Corporate securities	$17,809	$0	$17,809
Asset-backed securities(4)	66	25,080	25,146
Equity securities	0	7,050	7,050
Reinsurance recoverables	356,337	0	356,337
Receivables from parent and affiliates	0	3,511	3,511
Total assets	$374,212	$35,641	$409,853
Future policy benefits	$449,073	$0	$449,073
Policyholders' account balances	0	0	0
Total liabilities	$449,073	$0	$449,073

(1)
Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information or quotes. See below for additional information related to internally-developed valuation for significant items in the above table.

(2)	Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

(3)	Includes assets classified as fixed maturities available-for-sale

(4)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types

(5)	Prior period amounts are presented on a basis consistent with the current period presentation, reflecting the adoption of ASU 2015-07

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities.

	As of December 31, 2016
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(8)	$15,489	Discounted cash flow	Discount rate	4.54%	6.62%	5.25%	Decrease
Reinsurance recoverables	$434,713	Fair values are determined in the same manner as future policy benefits.
Liabilities:
Future policy benefits(2)	$434,713	Discounted cash flow	Lapse rate(3)	0%	13%		Decrease
			NPR spread (4)	0.25%	3.08%		Decrease
			Utilization rate(5)	52%	96%		Increase
			Withdrawal rate	See table footnote (6) below.
			Mortality rate(7)	0%	14%		Decrease
			Equity volatility curve	16%	25%		Increase

	As of December 31, 2015
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value(1)
	(in thousands)
Assets:
Corporate securities(8)	$17,809	Discounted cash flow	Discount rate	5.76%	7.98%	6.71%	Decrease
Reinsurance recoverables	$356,337	Fair values are determined in the same manner as future policy benefits.
Liabilities:
Future policy benefits(2)	$449,073	Discounted cash flow	Lapse rate(3)	0%	14%		Decrease
			NPR spread(4)	0.06%	1.76%		Decrease
			Utilization rate(5)	56%	96%		Increase
			Withdrawal rate(6)	74%	100%		Increase
			Mortality rate(7)	0%	14%		Decrease
			Equity volatility curve	17%	28%		Increase

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.

(2)
Future policy benefits primarily represent general account liabilities for the living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(3)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts are more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

(4)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.

(5)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal. Range reflects the utilization rate for the vast majority of business with living benefits.

(6)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the age of the contractholder, the tax status of the contract and the duration since the contractholder began lifetime withdrawals. As of December 31, 2016, the minimum withdrawal assumption rate is 78% and the maximum withdrawal assumption rate may be greater than 100%. The fair value of the liability will generally increase the closer the withdrawal rate is to 100% and decrease as the withdrawal rate moves further away from 100%.

(7)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

(8)	Includes assets classified as fixed maturities available-for-sale.

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities – The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various business groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of pricing committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of living benefit features of the Company’s variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically tests contract input data, and actuarial assumptions are reviewed at least annually and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Changes in Level 3 Assets and Liabilities – The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2016
	Fixed Maturities - Available-For-Sale
	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Public Securities	Foreign Corporate Private Securities	Asset-Backed Securities(6)	Trading Account Assets - Equity Securities	Equity Securities, Available-For-Sale
	(in thousands)
Fair value, beginning of period	$0	$9,781	$0	$8,028	$25,146	$7,050	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	31	0	0	7	0	0
Asset management fees and other income	0	0	0	0	0	(503)	0
Included in other comprehensive income (loss)	0	263	0	52	6	0	0
Net investment income	0	16	0	0	11	0	0
Purchases	0	3,758	0	0	4,893	0	0
Sales	0	(86)	0	(1,471)	(6,037)	(1,440)	0
Issuances	0	0	0	0	0	0	0
Settlements	0	(796)	0	(5,129)	(36)	0	0
Transfers into Level 3(2)	0	0	0	1,042	1,941	0	0
Transfers out of Level 3(2)	0	0	0	0	(23,603)	0	0
Other(4)	0	0	0	0	0	1,614	0
Fair value, end of period	$0	$12,967	$0	$2,522	$2,328	$6,721	$0
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$(176)	$0

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2016
	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders' Account Balances
	(in thousands)
Fair value, beginning of period	$356,337	$3,511	$(449,073)	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net(5)	7,541	(130)	88,947	(890)
Asset management fees and other income	0	0	0	0
Included in other comprehensive income (loss)	0	105	0	0
Net investment income	0	0	0	0
Purchases	70,835	6,000	0	0
Sales	0	(994)	0	0
Issuances	0	0	(74,587)	0
Settlements	0	(527)	0	(802)
Transfers into Level 3(2)	0	0	0	0
Transfers out of Level 3(2)	0	(1,972)	0	0
Other(4)	0	0	0	(606)
Fair value, end of period	$434,713	$5,993	$(434,713)	$(2,298)
Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$723,728	$0	$80,807	$(890)
Asset management fees and other income	$0	$0	$0	$0

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015(1)
	Fixed Maturities Available-For-Sale
	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Public Securities	Foreign Corporate Private Securities	Asset-Backed Securities(6)	Trading Account Assets - Equity Securities
	(in thousands)
Fair value, beginning of period	$537	$5,818	$0	$4,441	$10,092	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	0	(67)	0	(973)	7	0
Asset management fees and other income	0	0	0	0	0	1,051
Included in other comprehensive income (loss)	(8)	(186)	5	280	(106)	0
Net investment income	(1)	7	0	(22)	(12)	0
Purchases	0	13,610	364	537	17,727	0
Sales	0	(4,437)	0	(69)	(2,000)	0
Issuances	0	0	0	0	0	0
Settlements	0	(4,964)	0	(5,475)	(789)	0
Transfers into Level 3(2)	0	0	0	9,309	9,404	0
Transfers out of Level 3(2)	(528)	0	(369)	0	(9,177)	0
Other(4)	0	0	0	0	0	5,999
Fair value, end of period	$0	$9,781	$0	$8,028	$25,146	$7,050
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$1,051

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015(1)
	Equity Securities, Available for Sale	Reinsurance Recoverables	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders' account balances
	(in thousands)
Fair value, beginning of period	$92	$339,982	$4,594	$(428,837)	$0
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	52	(35,413)	0	44,114	0
Asset management fees and other income	0	0	0	0	0
Included in other comprehensive income (loss)	(39)	0	(53)	0	0
Net investment income	0	0	1	0	0
Purchases	0	51,768	0	0	0
Sales	0	0	0	0	0
Issuances	0	0	0	(64,350)	0
Settlements	(105)	0	0	0	0
Transfers into Level 3(2)	0	0	3,964	0	0
Transfers out of Level 3(2)	0	0	(4,995)	0	0
Other	0	0	0	0	0
Fair value, end of period	$0	$356,337	$3,511	$(449,073)	$0
Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$(28,430)	$0	$35,179	$0
Asset management fees and other income	$0	$0	$0	$0	$0

The following tables summarize the portion of changes in fair values of Level 3 assets and liabilities included in earnings and other comprehensive income for the year ended December 31, 2014, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held as of December 31, 2014.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2014(1)
	Fixed Maturities Available-For-Sale
	U.S. Corporate Public Securities	U.S. Corporate Private Securities	Foreign Corporate Public Securities	Foreign Corporate Private Securities	Asset-Backed Securities(6)	Trading Account Assets- Equity Securities	Equity Securities, Available-For-Sale
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$168	$58	$0	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$0	$0
Included in other comprehensive income (loss)	$6	$519	$0	$(76)	$0	$0	$13
Net investment income	$(5)	$0	$0	$43	$(45)	$0	$0
Unrealized gains (losses) for assets still held(3):
Included in earnings:
Realized investment gains (losses), net	$0	$0	$0	$0	$0	$0	$0
Asset management fees and other income	$0	$0	$0	$0	$0	$0	$0

	December 31, 2014(1)
	Reinsurance Recoverable	Receivables from Parent and Affiliates	Future Policy Benefits	Policyholders Account Balances
	(in thousands)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	$335,729	$0	$(409,978)	$0
Asset management fees and other income	$0	$0	$0	$0
Included in other comprehensive income (loss)	$0	$(84)	$0	$0
Net investment income	$0	$0	$0	$0
Unrealized gains (losses) for assets/liabilities still held(3):
Included in earnings:
Realized investment gains (losses), net	$335,135	$0	$(409,525)	$0
Asset management fees and other income	$0	$0	$0	$0

(1)	Prior period amounts have been reclassified to conform to current period presentation, including the adoption of ASU 2015-07.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfers occur for any such assets still held at the end of the quarter.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)	Other primarily represents reclassifications of certain assets and liabilities between reporting categories.

(5)
Realized investment gains (losses) on Future Policy Benefits and Reinsurance Recoverables primarily represents the change in the fair value of the Company's living benefit guarantees on certain of its variable annuity contracts. Refer to Note 1 for impacts to Realized investment gains (losses) related to the Variable Annuities Recapture.

(6)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans and other asset types.

Transfers – Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2016(1)
	Fair Value				Carrying Amount(2)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$0	$165,175	$165,175	$160,939
Policy loans	0	0	187,242	187,242	187,242
Cash and cash equivalents	4,340	49,114	0	53,454	53,454
Accrued investment income	0	15,829	0	15,829	15,829
Receivables from parent and affiliates	0	23,591	0	23,591	23,591
Other assets	0	4,255	0	4,255	4,255
Total assets	$4,340	$92,789	$352,417	$449,546	$445,310
Liabilities:
Policyholders’ account balances - investment contracts	$0	$164,174	$42,762	$206,936	$207,331
Cash collateral for loaned securities	0	15,054	0	15,054	15,054
Short-term debt to affiliates	0	0	0	0	0
Long-term debt to affiliates	0	0	0	0	0
Payables to parent and affiliates	0	8,603	0	8,603	8,603
Other liabilities	0	31,079	0	31,079	31,079
Total liabilities	$0	$218,910	$42,762	$261,672	$262,067

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2015(1)
	Fair Value				Carrying Amount (1)
	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$0	$8,540	$245,041	$253,581	$248,209
Policy loans	0	0	185,508	185,508	185,508
Cash and cash equivalents	1,158	96,599	0	97,757	97,757
Accrued investment income	0	16,644	0	16,644	16,644
Receivables from parent and affiliates	0	23,212	0	23,212	23,212
Other assets	0	2,664	0	2,664	2,664
Total assets	$1,158	$147,659	$430,549	$579,366	$573,994
Liabilities:
Policyholders’ account balances - investment contracts	$0	$145,502	$41,262	$186,764	$187,827
Cash collateral for loaned securities	0	3,030	0	3,030	3,030
Short-term debt to affiliates	0	24,188	0	24,188	24,000
Long-term debt to affiliates	0	92,470	0	92,470	92,000
Payables to parent and affiliates	0	8,441	0	8,441	8,441
Other liabilities	0	39,009	0	39,009	39,009
Total liabilities	$0	$312,640	$41,262	$353,902	$354,307

(1)
Effective January 1, 2016, the Company adopted new accounting guidance (ASU 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share or Its Equivalent (Topic 820)), which removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this new guidance, certain other long-term investments are no longer classified in the fair value hierarchy. The guidance was required to be applied retrospectively, and therefore, prior period amounts have been revised to conform to the current period presentation. At December 31, 2016 and 2015, the fair values of these cost method investments were $1.8 million and $1.4 million, respectively, which had been previously classified in Level 3 at December 31, 2015. The carrying values of these investments were $1.7 million and $1.3 million as of December 31, 2016 and 2015, respectively.

(2)
Carrying values presented herein differ from those in the Company’s Consolidated Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate or foreign government bond rate (for non-U.S. dollar-denominated loans) plus an appropriate credit spread for loans of similar quality, average life, and currency. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology. Certain commercial mortgage loans are valued incorporating other factors, including the terms of the loans, the principal exit strategies for the loans, prevailing interest rates and credit risk.

Policy Loans

The Company's valuation technique for policy loans is to discount cash flows at the current policy loan coupon rate. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalent instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable.

Policyholders’ Account Balances - Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received or paid.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities and Payables to Parent and Affiliates

Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

10. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Foreign Exchange Contracts

Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on a single name reference, or certain index reference, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See "Credit Derivatives" below for a discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. Related to these embedded derivatives, the Company has entered into reinsurance agreements to transfer the risk associated with certain benefit features to Prudential Insurance. The reinsurance agreements are derivatives accounted for in the same manner as embedded derivatives. See Note 1 for additional information on the change to the reinsurance agreements effective April 1, 2016.

These derivatives are carried at fair value and are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.

The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying, excluding embedded derivatives which are recorded with the associated host and the related reinsurance recoverables. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2016			December 31, 2015
		Gross Fair Value			Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities	Notional	Assets	Liabilities
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Foreign Currency Swaps	$59,397	$5,342	$0	$54,443	$5,572	$0
Total Qualifying Hedges	$59,397	$5,342	$0	$54,443	$5,572	$0
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$59,075	$4,983	$0	$57,201	$6,076	$0
Credit
Credit Default Swaps	3,000	0	(281)	7,275	268	(222)
Currency/Interest Rate
Foreign Currency Swaps	13,403	2,885	0	24,715	3,597	0
Foreign Currency
Foreign Currency Forwards	0	0	0	550	5	0
Equity
Equity Options	75,751	3,400	(1,135)	30,501	2,341	(142)
Total Non-Qualifying Hedges	$151,229	$11,268	$(1,416)	$120,242	$12,287	$(364)
Total Derivatives (1)	$210,626	$16,610	$(1,416)	$174,685	$17,859	$(364)

(1)	Excludes embedded derivatives and the related reinsurance recoverables which contain multiple underlyings.

The fair value of the embedded derivatives, included in "Future policy benefits," was a net liability of $435 million and $449 million as of December 31, 2016 and 2015, respectively. The fair value of the related reinsurance recoverables, included in "Reinsurance recoverables" was an asset of $435 million and $356 million as of December 31, 2016 and 2015, respectively. See Note 7 for additional information on these reinsurance agreements.

The fair value of the embedded derivatives, included in "Policyholders' account balances," was a net liability of $2 million and $1 million as of December 31, 2016 and December 31, 2015, respectively. There was no related reinsurance recoverable.

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (excluding embedded derivatives and associated reinsurance recoverables), and repurchase and reverse repurchase agreements, that are offset in the Consolidated Statements of Financial Position, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the Consolidated Statements of Financial Position.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	December 31, 2016
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$16,610	$(1,580)	$15,030	$(15,030)	$0
Securities purchased under agreements to resell	49,114	0	49,114	(49,114)	0
Total Assets	$65,724	$(1,580)	$64,144	$(64,144)	$0
Offsetting of Financial Liabilities:
Derivatives	$1,416	$(1,416)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$1,416	$(1,416)	$0	$0	$0

	December 31, 2015
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Consolidated Statement of Financial Position	Net Amounts Presented in the Consolidated Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives	$16,245	$(364)	$15,881	$(15,157)	$724
Securities purchased under agreements to resell	96,599	0	96,599	(96,599)	0
Total Assets	$112,844	$(364)	$112,480	$(111,756)	$724
Offsetting of Financial Liabilities:
Derivatives	$364	$(364)	$0	$0	$0
Securities sold under agreements to repurchase	0	0	0	0	0
Total Liabilities	$364	$(364)	$0	$0	$0

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Consolidated Financial Statements.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship.

	Year Ended December 31, 2016
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$258	$554	$(678)
Total qualifying hedges	0	258	554	(678)
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	571	0	0	0
Currency	234	0	0	0
Currency/Interest Rate	2,028	0	17	0
Credit	(535)	0	0	0
Equity	786	0	0	0
Embedded Derivatives	87,268	0	0	0
Total non-qualifying hedges	90,352	0	17	0
Total	$90,352	$258	$571	$(678)

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2015
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$247	$301	$5,492
Total cash flow hedges	0	247	301	5,492
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	1,675	0	0	0
Currency	19	0	0	0
Currency/Interest Rate	2,729	0	55	0
Credit	152	0	0	0
Equity	856	0	0	0
Embedded Derivatives	(2,043)	0	0	0
Total non-qualifying hedges	3,388	0	55	0
Total	$3,388	$247	$356	$5,492

	Year Ended December 31, 2014
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	AOCI(1)
	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Cash flow hedges
Currency/Interest Rate	$0	$(58)	$288	$3,216
Total cash flow hedges	0	(58)	288	3,216
Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate	4,713	0	0	0
Currency/Interest Rate	1,445	0	25	0
Credit	(43)	0	0	0
Equity	(720)	0	0	0
Embedded Derivatives	(85,134)	0	0	0
Total non-qualifying hedges	(79,739)	0	25	0
Total	$(79,739)	$(58)	$313	$3,216

(1)	Amounts deferred in AOCI.

For the years ended December 31, 2016, 2015 and 2014, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2013	$(3,057)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014	3,446
Amounts reclassified into current period earnings	(230)
Balance, December 31, 2014	159
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2015	5,741
Amounts reclassified into current period earnings	(249)
Balance, December 31, 2015	5,651
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2016	1,534
Amounts reclassified into current period earnings	(2,212)
Balance, December 31, 2016	$4,973

Using December 31, 2016 values, it is estimated that a pre-tax gain of $0.4 million will be reclassified from AOCI to earnings during the subsequent twelve months ending December 31, 2017, offset by amounts pertaining to the hedged items. As of December 31, 2016 and 2015, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 14 years. Income amounts deferred in AOCI as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” within OCI in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Credit Derivatives

The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2016 and 2015.

The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2016 and 2015, the Company had $3 million and $7 million of outstanding notional amounts reported at fair value as a liability of $0.3 million and an asset of $0.0 million, respectively.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparties to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding LLC (“PGF”), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

11. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund commercial loans. As of December 31, 2016, there was no outstanding balance on these commitments. As of December 31, 2015, the outstanding balance on these commitments was $4 million. The Company has

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2016 and 2015, $14 million and $5 million, respectively, of these commitments were outstanding.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flows of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flows for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2016, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is less than $10 million. This estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Wells Fargo MyTerm Sales
In December 2016, Prudential Financial announced that it suspended sales of its MyTerm life insurance product through Wells Fargo pending completion of a Prudential Financial-initiated review of how the product was being sold through Wells Fargo. Prudential Financial has offered to reimburse the full amount of premium with interest, to any Wells Fargo customers with concerns about the way in which the product was purchased. Wells Fargo distributed the product from June 2014 until sales were suspended, and Prudential Financial's total annualized new business premiums associated with sales through Wells Fargo were approximately $4 million.

Prudential Financial has received inquiries, requests for information, subpoenas and a civil investigative demand related to this matter from state and federal regulators, including its lead state insurance regulator, the New Jersey Department of Banking and Insurance ("NJDOBI"), state attorneys general and federal legislators, and is responding to these requests. Prudential Financial has also received shareholder demands for certain books and records under New Jersey law. Litigation related to this matter is

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

described below. Prudential Financial may become subject to additional regulatory inquiries and other investigations and actions, shareholder demands and litigation related to this matter. Prudential Financial has provided notice to Wells Fargo that it may seek indemnification under the MyTerm distribution agreement between the parties.

Alex Perea v. The Prudential Insurance Company of America, Pruco Life Insurance Company of New Jersey, and Pruco Life Insurance Company
In December 2016, a putative class action complaint entitled Alex Perea, individually and on behalf of all others similarly situated v. The Prudential Insurance Company of America, Pruco Life Insurance Company of New Jersey, and Pruco Life Insurance Company, was filed in the United States District Court for the District of New Jersey. The complaint: (i) alleges that Defendants conspired with Wells Fargo to sell a life insurance product to Wells Fargo customers without their knowledge or consent and violated federal law (Racketeer Influenced and Corrupt Organizations Act (RICO)) and New Jersey law (Consumer Fraud Act), and (ii) seeks injunctive relief, compensatory damages, exemplary and statutory penalties, treble damages, interest and attorneys’ fees and costs. In January 2017, plaintiff filed an amended complaint in the United States District Court for the District of New Jersey, alleging the same claims contained in the Complaint. In February 2017, the Amended Complaint was withdrawn with prejudice.

Escheatment Audit and Claims Settlement Practices Market Conduct Exam

In January 2012, a Global Resolution Agreement entered into by the Company and a third-party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.

Securities Lending Matter

In 2016, Prudential Financial self-reported to the United States Securities and Exchange Commission, and notified other regulators, that in some cases it failed to maximize securities lending income due to a long-standing restriction benefiting Prudential Financial that limited the availability of loanable securities for certain separate account investments. Prudential Financial has removed the restriction and substantially implemented a remediation plan for the benefit of customers. Prudential Financial intends to complete the remediation process. The remediation plan remains subject to regulatory review and Prudential Financial is cooperating with regulators in their review of this matter.

Summary

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flows for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

12.    REINSURANCE

The Company participates in reinsurance with its affiliates Prudential Arizona Reinsurance Captive Company (“PARCC”), Prudential Arizona Reinsurance Term Company (“PAR Term”), Prudential Arizona Reinsurance Universal Company (“PAR U”), and Prudential Term Reinsurance Company (“Term Re”), its parent companies, Pruco Life and Prudential Insurance, third parties and participated in reinsurance with its affiliate Pruco Re through March 31, 2016. The reinsurance agreements provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage statutory capital, facilitate its capital market hedging program, and align accounting methodology for the assets and liabilities of living benefit guarantees contained in annuities contracts. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers for long duration reinsurance arrangements are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for universal life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements, particularly reinsurance agreements involving living benefit guarantees. The Company has entered into a reinsurance agreement to transfer the risk related to living benefit guarantees on variable annuities to Prudential Insurance. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture. These reinsurance agreements are derivatives and have been accounted for in the same manner as embedded derivatives and the changes in the fair value of these derivatives are recognized through “Realized investment gains (losses), net”. See Note 10 for additional information related to the accounting for embedded derivatives.

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	2016	2015
	(in thousands)
Reinsurance recoverables	$2,252,049	$1,634,696
Policy loans	(15,118)	(12,989)
Deferred policy acquisition costs	(687,042)	(252,795)
Deferred sales inducements	(58,062)	0
Other assets	20,880	0
Other liabilities	39,231	47,421

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

The reinsurance recoverables by counterparty are broken out below:

	Reinsurance Recoverables
	December 31, 2016	December 31, 2015
	(in thousands)
Prudential Insurance	$778,958	$30,079
PAR U	725,572	560,188
PARCC	497,638	496,591
PAR Term	163,330	142,068
Term Re	73,895	37,391
Pruco Life	10,142	29,796
Pruco Re	0	336,653
Unaffiliated	2,514	1,930
Total reinsurance recoverables	$2,252,049	$1,634,696

Reinsurance amounts, included in the Company’s Consolidated Statements of Operations and Comprehensive Income for the years ended December 31, were as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	2016	2015	2014
	(in thousands)
Premiums:
Direct	$217,375	$205,978	$193,928
Ceded	(252,050)	(190,987)	(179,605)
Net premiums	(34,675)	14,991	14,323
Policy charges and fee income:
Direct	273,121	314,357	287,766
Ceded(1)	(206,575)	(116,822)	(106,680)
Net policy charges and fee income	66,546	197,535	181,086
Net investment income:
Direct	72,561	69,371	68,364
Ceded	(536)	(480)	(492)
Net investment income	72,025	68,891	67,872
Asset administration fees:
Direct	34,847	38,370	38,264
Ceded	(20,489)	0	0
Net asset administration fees	14,358	38,370	38,264
Realized investment gains (losses), net:
Direct	89,216	51,989	(398,154)
Ceded	(788)	(46,236)	324,884
Realized investment gains (losses), net	88,428	5,753	(73,270)
Policyholders’ benefits (including change in reserves):
Direct	289,066	250,487	226,854
Ceded(2)	(287,081)	(223,088)	(200,249)
Net policyholders’ benefits (including change in reserves)	1,985	27,399	26,605
Interest credited to policyholders’ account balances:
Direct	55,928	61,665	56,615
Ceded	(12,000)	(11,618)	(10,785)
Net interest credited to policyholders’ account balances	43,928	50,047	45,830
Net reinsurance expense allowances, net of capitalization and amortization	(78,200)	(27,102)	(38,881)

(1)	"Policy charges and fee income ceded" includes $(3) million of unaffiliated activity for each of the years ended December 31, 2016, 2015 and 2014.

(2)
"Policyholders' benefits (including change in reserves) ceded" includes $(0.8) million, $(2) million and $0.0 million of unaffiliated activity for the years ended December 31, 2016, 2015 and 2014, respectively.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2016	2015	2014
	(in thousands)
Gross life insurance face amount in force	$129,865,065	$122,191,480	$114,395,367
Reinsurance ceded	(118,390,153)	(111,392,626)	(103,951,166)
Net life insurance face amount in force	$11,474,912	$10,798,854	$10,444,201

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Information regarding significant affiliated reinsurance agreements is described below.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Effective April 1, 2016 the Company has entered into a reinsurance agreement with Prudential Insurance to reinsure its variable annuity base contracts, along with the living benefit guarantees. See Note 1 for additional information related to the Variable Annuity Recapture.

PAR U

Effective July 1, 2011, the Company reinsures an amount equal to 95% of all risks associated with its universal life policies with PAR U.

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010 through an automatic coinsurance agreement with PARCC.

PAR Term

The Company reinsures 95% of the risks under its term life insurance policies, with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.

Term Re

The Company reinsures 95% of the risks under its term life insurance policies, with effective dates on or after January 1, 2014 through an automatic coinsurance agreement with Term Re.

Pruco Life

The Company reinsures certain Corporate Owned Life Insurance (“COLI”) policies with Pruco Life. Through March 31, 2016, the Company reinsured Prudential Defined Income ("PDI") living benefit guarantees with Pruco Life. Effective April 1, 2016, the Company recaptured PDI living benefit guarantees from Pruco Life and reinsured them with Prudential Insurance. See Note 1 for additional information related to the Variable Annuities Recapture.

Pruco Re

Through March 31, 2016, the Company entered into various automatic coinsurance agreements with Pruco Re to reinsure its living benefit features sold on certain of its annuities. See Note 1 for additional information on the change effective April 1, 2016 related to the Variable Annuities Recapture.

13.    EQUITY

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses)(1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2013	$68	$17,033	$17,101
Change in other comprehensive income before reclassifications	(125)	30,963	30,838
Amounts reclassified from AOCI	0	(5,242)	(5,242)
Income tax benefit (expense)	44	(9,002)	(8,958)
Balance, December 31, 2014	$(13)	$33,752	$33,739
Change in other comprehensive income before reclassifications	(86)	(31,993)	(32,079)
Amounts reclassified from AOCI	0	(1,702)	(1,702)
Income tax benefit (expense)	30	11,793	11,823
Balance, December 31, 2015	$(69)	$11,850	$11,781
Change in other comprehensive income before reclassifications	(1)	(1,738)	(1,739)
Amounts reclassified from AOCI	0	2,324	2,324
Income tax benefit (expense)	0	(205)	(205)
Balance, December 31, 2016	$(70)	$12,231	$12,161

(1)	Includes cash flow hedges of $5 million, $6 million and $0.2 million as of December 31, 2016, 2015 and 2014, respectively.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges - Currency/Interest rate (3)	$2,212	$249	$230
Net unrealized investment gains (losses) on available-for-sale securities (4)	(4,536)	1,453	5,012
Total net unrealized investment gains (losses)	(2,324)	1,702	5,242
Total reclassifications for the period	$(2,324)	$1,702	$5,242

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 10 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available-for-sale” and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders' Account Balances(1)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2013	$224	$(628)	$152	$87	$(165)
Net investment gains (losses) on investments arising during the period	13	0	0	(5)	8
Reclassification adjustment for (gains) losses included in net income	(12)	0	0	4	(8)
Reclassification adjustment for OTTI losses excluded from net income (1)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	77	0	(27)	50
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	(30)	11	(19)
Balance, December 31, 2014	$225	$(551)	$122	$70	$(134)
Net investment gains (losses) on investments arising during the period	(20)	0	0	7	(13)
Reclassification adjustment for (gains) losses included in net income	6	0	0	(2)	4
Reclassification adjustment for OTTI losses excluded from net income (1)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	744	0	(260)	484
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	18	(6)	12
Balance, December 31, 2015	$211	$193	$140	$(191)	$353
Net investment gains (losses) on investments arising during the period	(13)	0	0	5	(8)
Reclassification adjustment for (gains) losses included in net income	(51)	0	0	18	(33)
Reclassification adjustment for OTTI losses excluded from net income (1)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(20)	0	7	(13)
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	(17)	6	(11)
Balance, December 31, 2016	$147	$173	$123	$(155)	$288

(1)	Balances are net of reinsurance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders' Account Balances(2)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2013	$35,984	$(11,654)	$2,126	$(9,258)	$17,198
Net investment gains (losses) on investments arising during the period	32,609	0	0	(11,413)	21,196
Reclassification adjustment for (gains) losses included in net income	(5,230)	0	0	1,830	(3,400)
Reclassification adjustment for OTTI losses excluded from net income (2)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	(4,521)	0	1,582	(2,939)
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	2,816	(985)	1,831
Balance, December 31, 2014	$63,363	$(16,175)	$4,942	$(18,244)	$33,886
Net investment gains (losses) on investments arising during the period	(38,860)	0	0	13,600	(25,260)
Reclassification adjustment for (gains) losses included in net income	(1,708)	0	0	598	(1,110)
Reclassification adjustment for OTTI losses excluded from net income (2)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	10,509	0	(3,678)	6,831
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	(4,385)	1,535	(2,850)
Balance, December 31, 2015	$22,795	$(5,666)	$557	$(6,189)	$11,497
Net investment gains (losses) on investments arising during the period	(1,856)	0	0	650	(1,206)
Reclassification adjustment for (gains) losses included in net income	(2,273)	0	0	796	(1,477)
Reclassification adjustment for OTTI losses excluded from net income (2)	0	0	0	0	0
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	0	4,718	0	(1,653)	3,065
Impact of net unrealized investment (gains) losses on future policy benefits	0	0	98	(34)	64
Balance, December 31, 2016	$18,666	$(948)	$655	$(6,430)	$11,943

(1)	Includes cash flow hedges. See Note 10 for information on cash flow hedges.

(2)	Balances are net of reinsurance.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

14. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was $0.1 million for each of the years ended December 31, 2016, 2015 and 2014. The expense charged to the Company for the deferred compensation program was $0.9 million, $0.8 million and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The Company is charged for its share of employee benefit expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during a career. The Company’s share of net expense for the pension plans was $3 million for each of the years ended December 31, 2016, 2015 and 2014.

The Company is also charged for its share of the costs associated with welfare plans issued by Prudential Insurance. These expenses include costs related to medical, dental, life insurance and disability. The Company's share of net expense for the welfare plans was $3 million, $3 million and $4 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Prudential Insurance sponsors voluntary savings plans for its employee 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $1 million for each of the years ended December 31, 2016, 2015 and 2014.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s annuity products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s annuity products. Commissions and fees paid by the Company to PAD were $71 million, $73 million and $83 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Corporate Owned Life Insurance

The Company has sold three Corporate Owned Life Insurance ("COLI") policies to Prudential Insurance and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $1,992 million at December 31, 2016 and $1,660 million at December 31, 2015. Fees related to these COLI policies were $23 million, $26 million and $26 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Affiliated Investment Management Expenses

In accordance with an agreement with PGIM, Inc. (“PGIM”), the Company pays investment management expenses to PGIM who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PGIM related to this agreement were $2 million, $3 million and $2 million for the years ended December 31, 2016, 2015 and 2014, respectively. These expenses are recorded as “Net investment income” in the Consolidated Statements of Operations and Comprehensive Income.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty. See Note 10 for additional information.

Joint Ventures

The Company has made investments in joint ventures with certain subsidiaries of Prudential Financial. "Other long-term investments" includes $26 million and $25 million as of December 31, 2016 and December 31, 2015. "Net investment income" related to these ventures includes a gain of $1 million, $0.2 million and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Affiliated Asset Administration Fee Income

The Company has a revenue sharing agreement with AST Investment Services, Inc. ("ASTISI") and Prudential Investments LLC ("Prudential Investments") whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from ASTISI and Prudential Investments related to this agreement was $26 million, $30 million and $31 million for the years ended December 31, 2016, 2015 and 2014, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.

The Company has a revenue sharing agreement with Prudential Investments, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund. Income received from Prudential Investments related to this agreement was $8 million, $8 million and $7 million for the years ended December 31, 2016, 2015 and 2014, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.

Affiliated Notes Receivable

Affiliated notes receivable included in “Other assets” at December 31, were as follows:

	Maturity Dates			Interest Rates			2016	2015
							(in thousands)
U.S. Dollar floating rate notes	2025	-	2026	1.36%	-	1.77%	$0	$5,469
U.S. Dollar fixed rate notes	2026	-	2028	0.00%	-	14.85%	9,866	4,986
Euro-denominated fixed rate notes			2025			2.30%	0	2,022
Total long-term notes receivable - affiliated(1)							$9,866	$12,477

(1)	All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances.

The affiliated notes receivable shown above include those classified as loans, and carried at unpaid principal balance, net of any allowance for losses and those classified as available-for-sale securities and other trading account assets carried at fair value. The Company monitors the internal and external credit ratings of these loans and loan performance. The Company also considers any guarantees made by Prudential Insurance for loans due from affiliates.

Accrued interest receivable related to these loans was $0.0 million and $0.1 million at December 31, 2016 and 2015, respectively, and is included in “Other assets”. Revenues related to these loans were $0.4 million, $0.5 million and $0.7 million for the years ended December 31, 2016, 2015 and 2014, respectively, and are included in “Other income”.

Affiliated Asset Transfers

The Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within "Additional paid-in capital" (“APIC”) and "Realized investment gains (losses), net", respectively. The table below shows affiliated asset trades for the years ended December 31, 2016 and 2015, excluding those related to the Variable Annuities Recapture effective April 1, 2016, as described in Note 1.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Additional Paid-in Capital, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss), Net of Tax
						(in thousands)
Prudential Insurance	March 2015	Purchase	Fixed Maturities & Trading Account Assets	$24,301	$20,449	$(2,504)	$0

Debt Agreements

The Company is authorized to borrow funds up to $200 million from affiliates to meet its capital and other funding needs. During the second quarter of 2016, the Company reassigned all the remaining debt to Prudential Insurance as part of the Variable Annuities Recapture. See Note 1 for additional information on the reassignment effective April 1, 2016. The following table provides the breakout of the Company’s short-term and long-term debt with affiliates:

Affiliate	Date Issued	Amount of Notes- December 31, 2016	Amount of Notes- December 31, 2015	Interest Rate			Date of Maturity
		(in thousands)
Prudential Financial	12/16/2011	$0	$11,000			3.61%			12/16/2016
Prudential Financial	11/15/2013	0	9,000			2.24%			12/15/2018
Prudential Financial	11/15/2013	0	23,000			3.19%			12/15/2020
Prudential Financial	12/15/2014	0	5,000			2.57%			12/15/2019
Prudential Financial	12/15/2014	0	23,000			3.14%			12/15/2021
Prudential Financial	9/21/2015	0	26,000	1.40%	-	1.93%	12/17/2016	-	12/17/2017
Prudential Financial	12/16/2015	0	1,000			2.85%			12/16/2020
Prudential Financial	12/16/2015	0	18,000			3.37%			12/16/2022
Total Loans Payable to Affiliates		$0	$116,000
The total interest expense to the Company related to loans payable to affiliates was $1 million, $3 million and $3 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Contributed Capital and Dividends

In March of 2016, the Company received capital contributions in the amount of $1 million from Pruco Life. For the years ended December 31, 2015 and 2014, the Company did not receive any capital contributions.

In April of 2016, the Company paid a dividend in the amount of $241 million to Pruco Life. For the year ended December 31, 2015, the Company did not pay any dividends. In June of 2014, the Company paid a dividend in the amount of $80 million to Pruco Life.

Reinsurance with affiliates

As discussed in Note 12, the Company participates in reinsurance transactions with certain affiliates.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Notes to Consolidated Financial Statements—(Continued)

15. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2016 and 2015 are summarized in the table below:

	Three months ended
	March 31	June 30	September 30	December 31
	(in thousands)
2016
Total revenues	$51,394	$103,908	$32,734	$21,050
Total benefits and expenses	110,320	(30,707)	19,897	16,141
Income (loss) from operations before income taxes	(58,926)	134,615	12,837	4,909
Net income (loss)	$(44,031)	$106,967	$13,243	$3,021
2015
Total revenues	$71,645	$132,445	$29,205	$94,740
Total benefits and expenses	74,048	51,084	76,568	36,908
Income (loss) from operations before income taxes	(2,403)	81,361	(47,363)	57,832
Net income (loss)	$(1,933)	$64,308	$(37,072)	$50,761

The variability in the quarterly results for 2016 was primarily due to the Variable Annuities Recapture. See Note 1 for additional information.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of

Pruco Life Insurance Company of New Jersey:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company of New Jersey (an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America) and its subsidiary at December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 14 of the Consolidated Financial Statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP
New York, New York
March 23, 2017

PART C:
OTHER INFORMATION

Item 26. Exhibits

Exhibit number		Description of Exhibit
(a)		Board of Directors Resolution:
	(i)	Resolution of Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Variable Appreciable Account. (Note 2)
	(ii)	Amendment of Separate Account Resolution. (Note 5)

(b)		Not Applicable.

(c)		Underwriting Contracts:
	(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company of New Jersey. (Note 2)
	(ii)	Selling Agreement used from 11-2008 to current. (Note 15)

(d)		Contracts:
	(i)	Variable Universal Life Insurance Contract (VUL-2014). (Note 23)
	(ii)	Variable Universal Life Insurance Contract (VUL-2015). (Note 25)
	(iii)	Rider for Insured’s Accidental Death Benefit - VL 110B-2000 (Note 6)
	(iv)	Rider for Insured’s Total Disability Benefit - VL 100B-2004NY (Note 9)
	(v)	Rider for Insured’s Total Disability Benefit - VL 100B-2007NY (Note 13)
	(vi)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182B-2000 (Note 6)
	(vii)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182B-2005 NY (Note 13)
	(viii)	Rider for Level Term Insurance Benefit on Dependent Children-From Conversions - VL 184B-2000 (Note 6)
	(ix)	Rider for Level Term Insurance Benefit on Dependent Children-From Conversions - VL 184B-2005 NY (Note 13)
	(x)	Rider to Provide Acceleration of Death Benefit – VL 145 B3-2014 (Note 22)
	(xi)	Endorsement providing Type C Death Benefit Provisions - PLY 117-2003 (Note 9)
	(xii)	Endorsement providing Type C Death Benefit Provisions - PLY 117-2007 (Note 13)
	(xiii)	Rider for Excess Loan Protection - PLY 123-2008 (Note 14)
	(xiv)	Rider for Settlement Options to Provide Acceleration of Death Benefits -ORD 87241-91-NY (Note 7)
	(xv)	Endorsement for Type C Death Benefit Option - PLY 130-2013. (Note 20)
	(xvi)	Endorsement for Type C Death Benefit Option - PLY 130-2014. (Note 23)
	(xvii)	Endorsement for Type C Death Benefit Option - PLY 130-2015. (Note 25)

(e)		Application:
	(i)	Application for Variable Universal Life Insurance Contract. (Note 16)
	(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 4)

(f)		Depositor’s Certificate of Incorporation and By-Laws:
	(i)	Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended March 11, 1983. (Note 2)
	(ii)	Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, February 12, 1998. (Note 3)
	(iii)	Certificate of Amendment of the Articles of Incorporation of Pruco Life Insurance Company of New Jersey, October 1, 2012. (Note 25)
	(iv)	By‑laws of Pruco Life Insurance Company of New Jersey, as amended August 4, 1999. (Note 16)

(g)		Reinsurance Agreements:
	(i)	Agreement between Pruco Life of New Jersey and Munich American Reassurance Company. (Note 9)
	(ii)	Amendments (1, 5, 6, Exhibit A) to the Agreement between Pruco Life of New Jersey and Munich American Reassurance Company. (Note 9)

(iii)	Amendments (3, 4) to the Agreement between Pruco Life of New Jersey and Munich American Reassurance Company. (Note 21)
(iv)	Amendment (7) to the Agreement between Pruco Life of New Jersey and Munich American Reassurance Company (Note 12)
(v)	Amendments (8, 9) to the Agreement between Pruco Life of New Jersey and Munich American Reassurance Company (Note 13)
(vi)	Amendments (2, 10, 11) to the Agreement between Pruco Life of New Jersey and Munich American Reassurance Company. (Note 14)
(vii)	Agreement between Pruco Life of New Jersey and Prudential. (Note 11)
(viii)	Amendments (1-15) to the Agreement between Pruco Life of New Jersey and Prudential. (Note 18)
(ix)	Agreement between Pruco Life of New Jersey and General Re Life Corporation. (Note 12)
(x)	Amendment (1) to the Agreement between Pruco Life of New Jersey and General Re Life Corporation. (Note 13)
(xi)	Amendments (2, 3, 4) to the Agreement between Pruco Life of New Jersey and General Re Life Corporation. (Note 14)
(xii)	Agreement between Pruco Life of New Jersey and Optimum Re Insurance Company. (Note 12)
(xiii)	Amendment (1) to the Agreement between Pruco Life of New Jersey and Optimum Re Insurance Company. (Note 13)
(xiv)	Amendments (2, 3) to the Agreement between Pruco Life of New Jersey and Optimum Re Insurance Company. (Note 14)
(xv)	Agreement between Pruco Life of New Jersey and RGA Reinsurance Company. (Note 12)
(xvi)	Amendment (1) to the Agreement between Pruco Life of New Jersey and RGA Reinsurance Company. (Note 12)
(xvii)	Amendments (2) to the Agreement between Pruco Life of New Jersey and RGA Reinsurance Company. (Note 14)
(xviii)	Amendments (3, 4) to the Agreement between Pruco Life of New Jersey and RGA Reinsurance Company. (Note 16)
(xix)	Amendment (5) to the Agreement between Pruco Life of New Jersey and RGA Reinsurance Company. (Note 18)
(xx)	Agreement between Pruco Life of New Jersey and Scor Global Life Re Insurance Company of Texas. (Note 14)
(xxi)	Amendment (1) to the Agreement between Pruco Life of New Jersey and Scor Global Life Re Insurance Company of Texas. (Note 16)
(xxii)	Amendment (2) to the Agreement between Pruco Life of New Jersey and Scor Global Life Re Insurance Company of Texas. (Note 18)
(xxiii)	Amendments (3, 4) to the Agreement between Pruco Life of New Jersey and Scor Global Life Re Insurance Company of Texas. (Note 21)
(xxiv)	Agreement between Pruco Life of New Jersey and Scor Global Life U.S. Re Insurance Company. (Note 14)
(xxv)	Amendment (1) to the Agreement between Pruco Life of New Jersey and Scor Global Life U.S. Re Insurance Company. (Note 14)
(xxvi)	Amendments (3, 4) to the Agreement between Pruco Life of New Jersey and Scor Global Life U.S. Re Insurance Company. (Note 21)
(xxvii)	Agreement between Pruco Life of New Jersey and ACE Life Insurance Company. (Note 15)
(xxviii)	Amendment (1) to the Agreement between Pruco Life of New Jersey and ACE Life Insurance Company. (Note 15)
(xxix)	Agreement between Pruco Life of New Jersey and Annuity & Life Reassurance, Ltd. (Note 18)
(xxx)	Amendments (1,2,4) to the Agreement between Pruco Life of New Jersey and Annuity & Life Reassurance, Ltd. (Note 18)
(xxxi)	Blanket Amendment to the Agreement between Pruco Life of New Jersey and Annuity & Life Reassurance, Ltd. (Note 18)
(xxxii)	Termination Amendment to the Agreement between Pruco Life of New Jersey and Annuity & Life Reassurance, Ltd. (Note 18)
(xxxiii)	Agreement between Pruco Life of New Jersey and Scottish Re, Inc. (Note 9)
(xxxiv)	Amendments (1, 2, 3, Exhibit A) to the Agreement between Pruco Life of New Jersey and Scottish Re, Inc. (Note 9)
(xxxv)	Amendment (4) to the Agreement between Pruco Life of New Jersey and Scottish Re, Inc. (Note 12)
(xxxvi)	Amendments (5 & 6) to the Agreement between Pruco Life of New Jersey and Scottish Re, Inc. (Note 13)
(xxxvii)	Amendment (7) to the Agreement between Pruco Life of New Jersey and Scottish Re, Inc.(Note 18)
(xxxviii)	Agreement between Pruco Life of New Jersey and Swiss Re (Note 18)

	(xxxix)	Amendments (1-10) to the Agreement between Pruco Life of New Jersey and Swiss Re (Note 18)
	(xl)	Agreement between Pruco Life of New Jersey and Transamerica (formerly AUSA) (Note 18)
	(xli)	Amendments (1-7, 10) to the Agreement between Pruco Life of New Jersey and Transamerica (formerly AUSA) (Note 18)
	(xlii)	Termination Amendment to the Agreement between Pruco Life of New Jersey and Transamerica (formerly AUSA) (Note 18)
	(xliii)	Agreement between Pruco Life of New Jersey and ACE Tempest Life Reinsurance Ltd. (Note 18)
	(xliv)	Agreement (2) between Pruco Life of New Jersey and ACE Tempest Life Reinsurance Ltd. (Note 21)

(h)		Participation Agreements:
	(i)	American Skandia Trust Participation Agreement, as amended June 8, 2005 (Note 10)
	(ii)	Amendment (1) to the Participation Agreement between Pruco Life of New Jersey and Advanced Series Trust (formerly American Skandia Trust), as amended June 8, 2005 (Note 18)
	(iii)	Participation Agreement between Pruco Life of New Jersey and American Century (Note 13)
	(iv)	Amendments (1,2) to the Participation Agreement between Pruco Life of New Jersey and American Century (Note 13)
	(v)	Amendment #3) to the Participation Agreement between Pruco Life of New Jersey and American Century (Note 24)
	(vi)	Participation Agreement between Pruco Life of New Jersey and American Funds (Note 19)
	(vii)	Participation Agreement between Pruco Life of New Jersey and Dreyfus (Note 13)
	(viii)	Sixth amendment to the Participation Agreement between Pruco Life of New Jersey and Dreyfus (Note 23)
	(ix)	Participation Agreement between Pruco Life of New Jersey and Fidelity (Note 19)
	(x)	Amendment # 1 to the Participation Agreement between Pruco Life of New Jersey and Fidelity (Note 19)
	(xi)	Participation Agreement between Pruco Life of New Jersey and Franklin (Note 19)
	(xii)	Amendment # 3 to the Participation Agreement between Pruco Life of New Jersey and Franklin (Note 19)
	(xiii)	Amendment # 4 to the Participation Agreement between Pruco Life of New Jersey and Franklin (Note 19)
	(xiv)	Amendment # 7 to the Participation Agreement between Pruco Life of New Jersey and Franklin (Note 1)
	(xv)	Participation Agreement between Pruco Life of New Jersey and Hartford (Note 19)
	(xvi)	Participation Agreement between Pruco Life of New Jersey and Janus (Note 13)
	(xvii)	Amendment to the Participation Agreement between Pruco Life of New Jersey and Janus (Note 23)
	(xviii)	Participation Agreement between Pruco Life of New Jersey and JPMorgan (Note 13)
	(xix)	Fund/SERV Supplement to the Fund Participation Agreement between Pruco Life of New Jersey and JPMorgan (Note 23)
	(xx)	Participation Agreement between Pruco Life of New Jersey and MFS (Note 13)
	(xxi)	Amendment #3 to the Participation Agreement between Pruco Life of New Jersey and MFS (Note 13)
	(xxii)	Amendment #4 to the Participation Agreement between Pruco Life of New Jersey and MFS (Note 19)
	(xxiii)	Participation Agreement between Pruco Life of New Jersey and Neuberger Berman (Note 13)
	(xxiv)	Amendment No. 1 to the Participation Agreement between Pruco Life of New Jersey and Neuberger Berman (Note 23)
	(xxv)	Form of 22c-2 Agreement (Note 12)
	(xxvi)	Participation Agreement between Pruco Life of New Jersey and Northern Lights (Note 17)
	(xxvii)	Amendment (1) to the Participation Agreement between Pruco Life of New Jersey and Northern Lights (Note 18)
	(xxviii)	Amendment (2) to the Participation Agreement between Pruco Life of New Jersey and Northern Lights (Note 21)

(i)		Administrative Contracts:
	(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 16)
	(ii)	Revised Service Agreement between Prudential and the Regulus Group LLC, a TransCentra company. (Note 21)
	(iii)	Engagement Schedule No. 2 between Prudential and Regulus Group, LLC. (Note 25)

(j)		Not Applicable.

(k)		Opinion and Consent of Sean Bell, Esq., as to the legality of the securities being registered. (Note 1)

(l)		Not Applicable.

(m)		Not Applicable.

(n)		Other Opinions:
	(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
	(ii)	Powers of Attorney: John Chieffo, Lori D. Fouché, Bernard J. Jacob, Christine Knight, Richard F. Lambert, Kent D. Sluyter, Kenneth Y. Tanji. (Note 1)

(o)		None.

(p)		Not Applicable.

(q)		Redeemability Exemption:
	(i)	Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)
---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Post-Effective Amendment No. 26 to Form S-6, Registration No. 2-89780, filed April 28, 1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 3)
Incorporated by reference to Post-Effective Amendment No. 12 to Form S-1, Registration No. 33-20018, filed on April 16, 1999 on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

(Note 4)	Incorporated by reference to Form S-6, Registration No. 333-85117, filed on August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 5)	Incorporated by reference to Form S-6, Registration No. 333-94115, filed on January 5, 2000 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 6)	Incorporated by reference to Form S-6, Registration No. 333-49334, filed on November 3, 2000 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 7)	Incorporated by reference to Post-Effective Amendment No. 24 to Form S-6, Registration No. 2-81243, filed April 29, 1997 on behalf of the Pruco Life of New Jersey Variable Insurance Account.
(Note 8)	[Note 8 no longer in use.]
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed April 19, 2005 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed August 15, 2005 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 5 to this Registration Statement, filed April 19, 2006 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 12)	Incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, filed April 12, 2007 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 13)	Incorporated by reference to Post-Effective Amendment No. 7 to this Registration Statement, filed April 18, 2008 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 14)	Incorporated by reference to Post-Effective Amendment No. 8 to this Registration Statement, filed April 21, 2009 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 15)	Incorporated by reference to Post-Effective Amendment No. 9 to this Registration Statement, filed April 14, 2010 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 16)	Incorporated by reference to Post-Effective Amendment No. 10 to this Registration Statement, filed April 12, 2011 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 17)	Incorporated by reference to Post-Effective Amendment No. 11 to this Registration Statement, filed April 23, 2012 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 18)	Incorporated by reference to Post-Effective Amendment No. 13 to this Registration Statement, filed April 12, 2013 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

(Note 19)	Incorporated by reference to Post-Effective Amendment No. 15 to this Registration Statement, filed June 28, 2013 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 20)	Incorporated by reference to Post-Effective Amendment No. 18 to this Registration Statement, filed September 26, 2013 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 21)	Incorporated by reference to Post-Effective Amendment No. 19 to this Registration Statement, filed April 11, 2014, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 22)	Incorporated by reference to Post-Effective Amendment No. 9 for Form N-6, Registration No. 333‑158637, filed April 22, 2014, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 23)	Incorporated by reference to Post-Effective Amendment No. 20 to this Registration Statement, filed June 27, 2014, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 24)	Incorporated by reference to Post-Effective Amendment No. 22 to this Registration Statement, filed September 5, 2014, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(Note 25)	Incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, filed April 10, 2015, on behalf of the Pruco Life of New Jersey Variable Appreciable Account.

Item 27. Directors and Major Officers of Pruco Life of New Jersey
The directors and major officers of Pruco Life of New Jersey, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.
DIRECTORS OF PRUCO LIFE OF NEW JERSEY\

JOHN CHIEFFO – Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

LORI D. FOUCHÉ – Chief Executive Officer, President, and Director

BERNARD J. JACOB – Director

CHRISTINE KNIGHT – Vice President and Director

RICHARD F. LAMBERT – Director

KENT D. SLUYTER – Senior Vice President and Director

KENNETH Y. TANJI – Treasurer and Director

OFFICERS WHO ARE NOT DIRECTORS

THERESA M. DZIEDZIC - Senior Vice President, Chief Actuary and Appointed Actuary

WILLIAM J. EVERS - Vice President and Corporate Counsel

JAMES M. O’CONNOR - Senior Vice President and Actuary

LYNN K. STONE - Vice President, Chief Legal Officer, and Secretary

JORDAN K. THOMSEN - Vice President and Corporate Counsel

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life. Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.
Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.
New Jersey, being the state of organization of Pruco Life of New Jersey, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Pruco Life of New Jersey’s By-law, Article V, which relates to indemnification of officers and directors, was filed on April 16, 1999 as exhibit Item 26. (f)(iii) to Form N-6 of this Registration Statement on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriters
(a) Pruco Securities, LLC ("Pruco Securities"), an indirect wholly‑owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract. Pruco Securities, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Pruco Securities is a successor company to Pruco Securities Corporation, established on February 22, 1971.) Pruco Securities' principal business address is 751 Broad Street, Newark, New Jersey 07102.
Pruco Securities acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:
•Pruco Life Variable Universal Account
•Pruco Life Variable Appreciable Account
•Pruco Life of New Jersey Variable Appreciable Account
•The Prudential Variable Appreciable Account
The Contract is sold by registered representatives of Pruco Securities who are also authorized by state insurance departments to do so. The Contract may also be sold through other broker‑dealers authorized by Pruco Securities and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC

Name and Principal Business Address -------------------------------------------------------	Position and Office with Pruco Securities -----------------------------------------------------------
Kent D. Sluyter (Note 1)	Chairman of the Board, Manager
Kevin M. Brayton (Note 6)	Vice President, Manager
Caroline A. Feeney (Note1)	Manager
Lori D. Fouché (Note 2)	Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Patrick L. Hynes (Note 4)	Vice President, Manager
Stuart S. Parker (Note 7)	Manager
Charles H. Smith (Note 2)	Anti-Money Laundering Officer
David S. Campen (Note 3)	Assistant Controller
Michael J. McQuade (Note 3)	Assistant Controller
Andrew C. Smith (Note 3)	Assistant Controller
Robert P. Smit (Note 3)	Assistant Controller
Mary E. Yourth (Note 3)	Assistant Controller
Maggie Palen (Note 2)	Assistant Secretary

John M. Cafiero (Note 2)	Assistant Secretary
Dexter M. Feliciano (Note 1)	Assistant Secretary
Jordan K. Thomsen (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Michael A. Pignatella (Note 6)	Chief Legal Officer, Vice President, Assistant Secretary
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Michele E. Talafha (Note 8)	Assistant Vice President
John D. McGovern (Note 1)	Vice President, Chief Compliance Officer
Steven Weinreb (Note 3)	Vice President, Controller, Chief Financial Officer
Conway Lee (Note 1)	Secretary
Jason R. Chupak (Note 2)	Treasurer
Charles M. O'Donnell (Note 1)	Vice President
Milton T. Landes (Note 1)	Vice President
John F. Keenan (Note 6)	Vice President
Peter C. Gayle (Note 5)	Vice President

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) 1 Mill Ridge Lane, Chester, NJ 07930
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 280 Trumbull Street, 1 Commercial Plaza, Hartford, CT 06103
(Note 7) 655 Broad Street, Newark, NJ 07102
(Note 8) 2 Gateway Center, Newark, NJ 07102

(c) Pruco Securities passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, Pruco Securities does retain a portion of compensation it receives with respect to sales by its representatives. Pruco Securities retained compensation of $2,574,216 in 2016, $2,464,259 in 2015, and $2,359,868 in 2014. Pruco Securities offers the Contract on a continuous basis.
The sum of the chart below is $100,714,661, which represents Pruco Securities’ total 2016 Variable Life Distribution Revenue. The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Pruco Securities during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Pruco Securities	$51,484,311	$-0-	$49,230,350	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.
Because Pruco Securities registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements. In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.
Item 31. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company of New Jersey, is located at 213 Washington Street, Newark, New Jersey 07102.
The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.
Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.
Item 32. Management Services
Not Applicable.
Item 33. Representation of Reasonableness of Fees
Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey on this 11th day of April, 2017.
(Seal)

Pruco Life of New Jersey Variable Appreciable Account
(Registrant)

By: Pruco Life Insurance Company of New Jersey
(Depositor)

By:	/s/ Sean Bell
Sean Bell
Vice President and Corporate Counsel
Pursuant to the requirements of the Securities Act of 1933, this Post‑Effective Amendment No. 32 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 11th day of April, 2017.

Signature and Title

/s/ *
John Chieffo
Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

/s/ *
Lori D. Fouché
President, Chief Executive Officer, and Director

/s/ *
Bernard J. Jacob
Director
	*By:	/s/ Sean Bell
/s/ *		Sean Bell
Christine Knight		(Attorney-in-Fact)
Vice President and Director

/s/ *
Richard F. Lambert
Director

/s/ *
Kent D. Sluyter
Senior Vice President and Director

/s/ *
Kenneth Y. Tanji
Treasurer and Director

EXHIBIT INDEX

Item 26.
(h) Participation Agreements:	(xiv)	Amendment # 7 to the Participation Agreement between Pruco Life and Franklin.
(k) Legal Opinion and Consent:		Opinion and Consent of Sean Bell, Esq., as to the legality of the securities being registered.
(n) Other Opinions:	(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
	(ii)	Powers of Attorney: John Chieffo, Lori D. Fouché, Bernard J. Jacob, Christine Knight, Richard F. Lambert, Kent D. Sluyter, Kenneth Y. Tanji.
(q) Redeemability Exemption:	(i)	Memorandum describing Pruco Life Insurance Company of New Jersey's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).